As filed with the Securities and Exchange Commission on August 11, 2014

Securities Act File No. 333-196882

Investment Company Act File No. 811-10543

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

BLACKROCK CORE BOND TRUST

(Exact Name of Registrant as Specified in Charter)

100 BELLEVUE PARKWAY WILMINGTON, DELAWARE 19809

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 882-0052

(Area Code and Telephone Number)

John M. Perlowski

President and Chief Executive Officer

BlackRock Core Bond Trust

55 East 52nd Street

New York, New York 10055

(Name and Address of Agent for Service)

With copies to:

Thomas A. DeCapo, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 500 Boylston Street Boston, Massachusetts 02116	Janey Ahn, Esq. BlackRock Advisors, LLC 40 East 52nd Street New York, New York 10022

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT

(Approximate Date of Proposed Public Offering)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(2)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(3)
Common shares $0.001 par value	69,700,755	$14.96	$1,042,723,294.80	$134,302.76

(1)	Estimated solely for the purpose of calculating the filing registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Net asset value per common share on August 4, 2014.
(3)	$128.80 previously paid in connection with the registration of $1,000,000 worth of common shares on June 18, 2014. The amount stated represents the $128.80 previously paid with respect to the registration of $1,000,000 worth of common shares on June 18, 2014, plus $128.80 per million with respect to the $1,042,723,294.80 worth of common shares registered hereby.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

a.	Letter to Shareholders of BlackRock Income Trust, Inc. (“BKT”), BlackRock Income Opportunity Trust, Inc. (“BNA”) and BlackRock Core Bond Trust (“BHK”).

b.	Questions and Answers to Shareholders of BKT, BNA and BHK.

c.	Notice of Joint Special Meeting of Shareholders of BKT, BNA and BHK.

d.	Joint Proxy Statement/Prospectus for BKT, BNA and BHK.

e.	Statement of Additional Information regarding the proposed Reorganizations of BKT, BNA and BHK.

f.	Part C: Other Information.

g.	Exhibits.

BLACKROCK INCOME TRUST, INC.

BLACKROCK INCOME OPPORTUNITY TRUST, INC.

BLACKROCK CORE BOND TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

August 11, 2014

Dear Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of BlackRock Income Trust, Inc. (“BKT”), BlackRock Income Opportunity Trust, Inc. (“BNA”) and BlackRock Core Bond Trust (“BHK” and together with BKT and BNA, the “Funds,” and each, a “Fund”), to be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on September 30, 2014 at 9:00 a.m. (Eastern time). Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds which are described in the enclosed Joint Proxy Statement/Prospectus.

Shareholders of BKT and BNA will be asked to consider the following proposal, which is described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: the reorganization of their Fund into BHK.

Shareholders of BHK will be asked to consider the following proposal, which is described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: the reorganization of each of BKT and BNA into BHK, including the issuance of additional common shares of BHK in connection with each such reorganization.

The Board of Directors/Trustees of each Fund believes the proposal applicable to its respective Fund is in the best interests of that Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.

The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods described above, you may be contacted by Georgeson Inc., our proxy solicitor, to vote your shares over the telephone.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

August 11, 2014

IMPORTANT NOTICE

TO SHAREHOLDERS OF

BLACKROCK INCOME TRUST, INC.

BLACKROCK INCOME OPPORTUNITY TRUST, INC.

BLACKROCK CORE BOND TRUST

QUESTIONS & ANSWERS

Although we urge you to read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of some of the important questions concerning the issues to be voted on.

Q:	Why is a shareholder meeting being held?

A:	Shareholders of BlackRock Income Trust, Inc. (“BKT”) and BlackRock Income Opportunity Trust, Inc. (“BNA”): You are being asked to vote on the reorganization (each, a “Reorganization”) of each of BKT and BNA, respectively (each such fund being referred to herein as a “Target Fund”) into BlackRock Core Bond Trust (“BHK” or the “Acquiring Fund” and, together with the Target Funds, each, a “Fund”), a Fund that has the same investment advisor, BlackRock Advisors, LLC (the “Investment Advisor”) as the Target Funds. BNA and BHK have substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. BKT and BHK each has income-oriented investment policies and restrictions, however, BHK’s investment objective and investment policies permit a more diversified portfolio than BKT. BNA and BHK each invests its assets primarily in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, U.S. government and agency securities and mortgage-related securities. BNA and BHK each may also invest up to 25% of its total managed assets in below investment grade securities (commonly referred to as “high yield” or “junk” bonds). BKT invests substantially all of its assets in securities that at the time of investment are rated at least AA/Aa by Moody’s, S&P, Fitch or other nationally recognized statistical rating organization or securities of comparable credit quality. BKT also invests at least 65% of its assets in mortgage-backed securities. See “Comparison of the Funds’ Investments” for additional information about the Funds’ investment objectives and investment policies.

Shareholders of BlackRock Core Bond Trust (“BHK”): You are being asked to consider the following proposal, which is described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: reorganizing each of BKT and BNA into BHK, including the issuance of additional common shares of BHK in connection with each such Reorganization.

The term “Combined Fund” will refer to BHK as the surviving Fund after the Reorganizations.

A Reorganization will be consummated if a Target Fund’s shareholders approve the Reorganization with respect to that Target Fund and the Acquiring Fund’s shareholders approve the Reorganization with respect to that Target Fund. A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Target Fund for which such Reorganization was not consummated would continue to exist and operate on a stand-alone basis.

In the event a Reorganization is consummated, shareholders of the Combined Fund, including former shareholders of the applicable Target Fund, would be subject to the investment policies of the Acquiring Fund following the Reorganization. See “Comparison of the Funds’ Investments” in the Joint Proxy Statement/Prospectus for a comparison of the Funds’ investment objectives and significant investment strategies and operating policies.

Q:	What were the factors considered by the Boards in recommending the Reorganizations?

A:

The Board of Directors or Board of Trustees of each Fund, as applicable (each, a “Board” and collectively, the “Boards”), considered a number of factors in reaching its determination, including, but not limited to, the following, which are discussed in further detail in the Joint Proxy Statement/Prospectus under “Information about the Reorganizations—Reasons for the Reorganizations:”

•

the potential for improved economies of scale, including the potential for a lower operating expense ratio than each of the Funds prior to the Reorganizations, as a result, the estimated Total Expense Ratio (excluding investment related expenses) for the Combined Fund (assuming all the Reorganizations are consummated) is projected to be equal to or below the median compared to each Fund’s current Lipper peer group (see “How will the Reorganizations affect the fees and expenses of the Funds?” for additional information);

•

the potential effects of the Reorganizations on the earnings and distributions of each Fund, including the potential for comparable (i.e., slightly lower or higher) earnings in the long term, provided the Combined Fund is successful in repositioning its portfolio after the Reorganizations to attain a risk/return profile comparable to the Acquiring Fund’s current risk/return profile, which is expected to allow each Fund’s shareholders to maintain a distribution yield on net asset value (“NAV”) comparable to the distribution yield on NAV for each of the Funds prior to the Reorganizations;

•

the potential effects of the Reorganizations on each Fund’s premium/discount to NAV, including the potential for improved premium/discount levels for the Combined Fund’s common shares (see “Have common shares of the Target Funds and the Acquiring Fund historically traded at a premium or discount?” for additional information);

•

the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s shareholders when purchasing or selling the Combined Fund’s common shares;

•	the potential for operating and administrative efficiencies for the Combined Fund, including the potential for the following benefits:

•

greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms, greater flexibility managing leverage and more favorable transaction terms;

•

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

•	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

•	alternatives to the Reorganizations for each Fund;

•	the compatibility of the Funds’ investment objectives, investment policies and related risks and risk profiles (see “How similar are the Funds?” for additional information);

•	consistency of portfolio management and portfolio composition (see “How similar are the Funds?” for additional information);

•

the anticipated tax-free nature of the Reorganizations (except with respect to taxable distributions from any Fund prior to, or after, the consummation of the Reorganizations) (see “Will I have to pay any U.S. federal taxes as a result of the Reorganizations?” for additional information);

•	the potential effects on each Fund’s capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganizations (see “Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?” for additional information);

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights; and

•	any potential benefits of the Reorganizations to the Investment Advisor and its affiliates.

The Investment Advisor intends to reposition the Combined Fund’s portfolio after the completion of the Reorganizations by selling a significant portion of the higher rated assets acquired from BKT that are generally lower yielding than the assets currently held by BHK and using the proceeds to purchase assets with risk/return profiles similar to those assets currently held by BHK and consistent with the Combined Fund’s investment objectives and investment policies (the “Repositioning”). The Combined Fund will continue to hold a portion of the assets acquired from BKT after the Repositioning. The Combined Fund generally intends to hold those assets acquired from BKT that have yields higher than or comparable to the assets currently held by BHK. However, the Combined Fund may also hold a portion of BKT’s lower yielding assets after the Repositioning. The Investment Advisor anticipates that the Repositioning will enable the Combined Fund to attain a risk/return profile comparable to the current risk/return profiles of BNA and BHK. The Combined Fund’s earnings and distribution yields on NAV after the Repositioning are expected to be comparable (i.e., the same or slightly lower or higher) to the current earnings and distribution yields on NAV of BNA and BHK. However, there can be no assurance that the Combined Fund can successfully implement the Repositioning. The Combined Fund’s ability to execute the Repositioning depends on many factors, including portfolio transaction costs, market rates of interest, the availability of attractive securities to purchase, market liquidity, regulatory considerations and restrictions, the U.S. federal income tax rules applicable to reorganizations and general economic and market conditions. If the Combined Fund is unable to successfully implement the Repositioning, then the Combined Fund’s earnings yield on NAV may be lower than BNA’s and BHK’s current earnings yield on NAV, and assuming BHK’s distribution policy remains in place after the Reorganizations, shareholders of BNA and BHK may experience a decrease in their distribution yield on NAV after the Reorganizations.

It is estimated that no more than 67% of the Combined Fund’s portfolio will be repositioned in connection with the Repositioning; however, the Combined Fund may reposition less than 67% of the Combined Fund’s portfolio. Assuming the Combined Fund had repositioned 67% of its assets on July 24, 2014, it is estimated that the Combined Fund would have realized a net loss of approximately $7,990,000 and incurred portfolio transaction costs of approximately $3,115,000. Portfolio transaction costs incurred in connection with the Repositioning will be borne by the Combined Fund shareholders. The foregoing figures are only estimates and may vary significantly from those experienced by the Combined Fund in the Repositioning.

Because the shareholders of each Fund will vote separately on its respective Reorganization(s), there are multiple potential combinations of Reorganizations. The Board of each Fund and the Investment Advisor believe that the most likely result of the potential combinations of Reorganizations is the combination of all the Funds. To the extent that one of the Reorganizations is not completed, but the other Reorganization is completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of that Target Fund.

Q:	How will the Reorganizations affect the fees and expenses of the Funds?

A:	For the fiscal year ended August 31, 2013, the Total Expense Ratios of BKT, BNA and BHK were 1.00%, 0.93% and 0.98%, respectively. For the 12-month period ended February 28, 2014, the Total Expense Ratios of BKT, BNA and BHK were 0.98%, 0.92% and 0.98%, respectively. “Total Expenses” means a Fund’s total annual operating expenses (including interest expenses and applicable fee waivers). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 0.89% on a historical and pro forma basis for the 12-month period ended February 28, 2014, representing a reduction in the Total Expense Ratio for the shareholders of BKT, BNA and BHK of 0.09%, 0.03% and 0.09%, respectively.

BNA and BKT currently pays the Investment Advisor a contractual management fee at an annual rate of 0.60% and 0.65%, respectively, of such Target Fund’s average weekly net assets. In addition, BNA and BKT also pays the Investment Advisor an administration fee at an annual rate of 0.10% and 0.15%, respectively, of such Target Fund’s average net assets.

BHK currently pays the Investment Advisor a contractual management fee at an annual rate of 0.55% of BHK’s average weekly Managed Assets. “Managed Assets” means the total assets of the Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The Investment Advisor currently waives a portion of investment advisory fee with respect to BHK at an annual rate of 0.03%, as a percentage of average weekly Managed Assets. This investment advisory fee waiver is voluntary and may be reduced or discontinued at any time without notice.

If any of the Reorganizations are consummated, the annual contractual investment advisory fee rate of the Combined Fund will be 0.50% of the average weekly Managed Assets of the Combined Fund. The Combined Fund will not be subject to a separate fee for administration services or any fee waivers.

The table below presents the investment management fees (including any administration fee, as applicable) of each Fund and the Combined Fund based on average net assets attributable to common shares. The scenarios presented illustrate the pro forma effects for all possible combinations and assumes the Reorganization(s) had occurred on February 28, 2014.

BKT	BNA	BHK	BHK Pro Forma Combined Fund (BKT into BHK)	BHK Pro Forma Combined Fund (BNA into BHK)	BHK Pro Forma Combined Fund (BKT & BNA into BHK)
0.80%	0.70%	0.75%	0.71%	0.73%	0.72%

A Fund’s net assets attributable to common shares are the Fund’s Managed Assets minus the value of the Fund’s assets attributable to money borrowed for investment purposes. Thus, when the Fund uses leverage, its net assets attributable to common shares are less than its Managed Assets and its expenses (including the management fee) stated as a percentage of its net assets attributable to common shares are greater than they would be if stated as a percentage of its Managed Assets. BHK uses leverage in the form of reverse repurchase agreements, which as of February 28, 2014 amounted to approximately 29% of the Fund’s Managed Assets (approximately 42% of the Fund’s net assets). BNA and BKT also use leverage in the form of reverse repurchase agreements, which as of February 28, 2014 amounted to approximately 31% and 30%, respectively, of the Fund’s Managed Assets (approximately 45% and 42%, respectively, of the Fund’s net assets).

The estimated Total Expense Ratio (excluding investment related expenses) and contractual management fee rate for the Combined Fund (assuming all the Reorganizations are consummated) are each projected to be equal to or below the median compared to each Fund’s current Lipper peer group.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the proposed Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

Q:	How will the Reorganizations affect the earnings and distributions of the Funds?

A:

The Combined Fund’s earnings yield on NAV immediately following the Reorganizations is expected to be lower than BNA’s and BHK’s current earnings yield on NAV and comparable (i.e., the same or slightly lower or higher) to BKT’s current earnings yield on NAV; thus, assuming BHK’s distribution policy remains in place after the Reorganizations, shareholders of BNA and BHK may experience a decrease in their distribution yield on NAV immediately after the Reorganizations, and shareholders of BKT may experience a distribution yield on NAV comparable (i.e., the same or slightly lower or higher) to their current distribution yield on NAV immediately after the Reorganizations.

The Investment Advisor intends to implement the Repositioning after the completion of the Reorganizations. The Combined Fund will continue to hold a portion of the assets acquired from BKT after the Repositioning. The Combined Fund generally intends to hold those assets acquired from BKT that have yields higher than or comparable to the assets currently held by BHK. However, the Combined Fund may also hold a portion of BKT’s lower yielding assets after the Repositioning. The Investment Advisor anticipates that the Repositioning will enable the Combined Fund to attain a risk/return profile comparable to the current risk/return profiles of BNA and BHK. The Combined Fund’s earnings and distribution yields on NAV after the Repositioning are expected to be comparable (i.e., the same or slightly lower or higher) to the current earnings and distribution yields on NAV of BNA and BHK. However, there can be no assurance that the Combined Fund can successfully implement the Repositioning. The Combined Fund’s ability to execute the Repositioning depends on many factors, including portfolio transaction costs, market rates of interest, the availability of attractive securities to purchase, market liquidity, regulatory considerations and restrictions, the U.S. federal income tax rules applicable to reorganizations and general economic and market conditions. If the Combined Fund is unable to successfully implement the Repositioning, then the Combined Fund’s earnings yield on NAV may be lower than BNA’s and BHK’s current earnings yield on NAV; and assuming BHK’s distribution policy remains in place after the Reorganizations, shareholders of BNA and BHK may experience a decrease in their distribution yield on NAV after the Reorganizations. Nevertheless, shareholders of BNA and BHK are expected to benefit from a reduction in BNA’s and BHK’s Total Expense Ratio of approximately 0.03% and 0.09%, respectively. It is also anticipated that shareholders of BNA and BHK may benefit from other potential benefits associated with the Reorganizations (including as a result of the Combined Fund’s larger size). See “Information About the Reorganizations—Reasons for the Reorganizations.”

It is estimated that no more than 67% of the Combined Fund’s portfolio will be repositioned in connection with the Repositioning; however, the Combined Fund may reposition less than 67% of the Combined Fund’s portfolio. Assuming the Combined Fund had repositioned 67% of its assets on July 24, 2014, it is estimated that the Combined Fund would have realized a net loss of approximately $7,990,000 and incurred portfolio transaction costs of approximately $3,115,000. Portfolio transaction costs incurred in connection with the Repositioning will be borne by the Combined Fund shareholders. The foregoing figures are only estimates and may vary significantly from those experienced by the Combined Fund in the Repositioning.

The Combined Fund’s earnings and distribution yield on NAV will change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution yield on NAV prior to the Reorganizations. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, performance of its investments, level of retained earnings, the amount of leverage utilized by the Fund and the effects thereof, the costs of such leverage, the movement of interest rates and general market conditions.

Q:	What happens if shareholders of one Target Fund do not approve its Reorganization but shareholders of the other Target Fund approve their Reorganization?

A:	An unfavorable vote on a proposed Reorganization by the shareholders of one Target Fund will not affect the implementation of the Reorganization of the other Target Fund if the other Reorganization is approved by the shareholders of each of the Acquiring Fund and the other Target Fund.

If the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of that Target Fund.

v

Q:	What happens if shareholders of the Acquiring Fund do not approve the Reorganization of one Target Fund but approve the Reorganizations of the other Target Fund?

A:	An unfavorable vote by shareholders of the Acquiring Fund on the Reorganization of one Target Fund will not affect the implementation of the Reorganization by the other Target Fund, if the other Reorganization is approved by the shareholders of the Acquiring Fund and the shareholders of the other Target Fund. If the Reorganization of a Target Fund is not approved, however, the Investment Advisor may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of that Target Fund.

Q:	How similar are the Funds?

A:	The Funds have the same investment advisor, certain common portfolio managers, and the same board members. Each Fund’s common shares are listed on the New York Stock Exchange.

BNA and BHK have substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. BKT and BHK each has income-oriented investment policies and restrictions, however, BHK’s investment objective and investment policies permit a more diversified portfolio than BKT in terms of investments and credit quality.

The investment objective of each of BHK and BNA is to provide current income and capital appreciation. BKT’s investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income.

Each of BHK and BNA invests its assets primarily in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, U.S. government and agency securities and mortgage-related securities. Under normal market conditions, each of BHK and BNA invests at least 75% of its total managed assets in investment grade quality bonds. Each of BHK and BNA may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody’s, S&P, Fitch or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the Investment Advisor. Below investment grade quality securities (rated Ba/BB or below) are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments.

At least 80% of BKT’s assets are invested in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. BKT may invest up to 20% of its assets in other securities that have been determined by the Investment Advisor to be of comparable credit quality to the rated securities described above. BKT may also invest up to 15% of its assets in securities rated at least AA/Aa by Moody’s, S&P, Fitch or other nationally recognized statistical rating organization.

BKT invests at least 65% of its assets in mortgage-backed securities. Each of BHK and BNA may invest its assets in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, U.S. government and agency securities and mortgage-related securities.

BKT shareholders are expected to be subject to greater credit risks because of the Combined Fund’s broader and more diversified approach to investments and credit quality. BKT invests substantially all of its assets in securities that at the time of investment are rated at least AA/Aa by nationally recognized statistical rating organization or securities of comparable credit quality, while BNA and BHK may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by nationally recognized rating agency or bonds of comparable quality. In addition, because the Combined Fund’s portfolio is expected to be more diversified than BKT’s portfolio, BKT shareholders may become subject to risks associated with securities that are not currently held by BKT, such as risks associated with corporate bonds and other securities. The foregoing risks to BKT shareholders will be heightened as a result of the Repositioning.

BKT has greater exposure to mortgage-related securities than BHK and BNA, including stripped mortgage-backed securities (“MBS”). One type of stripped MBS pays to one class all of the interest from the mortgage assets (the “IO class”), while the other class will receive all of the principal (the “PO class”). Risks associated with mortgage-related securities, including stripped mortgage-backed securities, may be greater in the Combined Fund’s portfolio than in the portfolios of BHK or BNA because the Combined Fund may have a larger proportion of its portfolio in mortgage-related securities than BHK or BNA as a result of the Combined Fund’s acquisition of legacy BKT’s assets.

Risks associated with mortgage-backed securities include: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the issuing vehicle and the return to investors in such MBS); whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS; risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

Stripped mortgage-backed securities may be subject to additional risk. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets and a rapid rate of principal payments may have a material adverse effect on the Combined Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Combined Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

BKT and BNA are each organized as a Maryland corporation. BHK is organized as a Delaware statutory trust. Because the Acquiring Fund is organized as a Delaware statutory trust, shareholders of BNA and BKT will become shareholders of a Delaware statutory trust rather than shareholders of a Maryland corporation if BNA’s and BKT’s Reorganizations are completed. A more detailed description of the differences between Delaware statutory trust law and Maryland corporate law is contained in the Joint Proxy Statement/Prospectus under the heading “Governing Law.”

Each Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

See “Comparison of the Funds’ Investments” in the Joint Proxy Statement/Prospectus for a comparison of the Funds’ investment objectives, significant investment strategies and operating policies and investment restrictions.

Q:	How will the Reorganizations be effected?

A:	Assuming Target Fund shareholders approve the Reorganizations of the Target Funds and Acquiring Fund shareholders approve the Reorganizations of the Acquiring Fund, each Target Fund will merge directly with and into the Acquiring Fund. Each Target Fund will terminate its registration under the 1940 Act after the completion of its Reorganization.

Shareholders of the Target Funds: You will become shareholders of the Acquiring Fund. You will receive newly issued common shares of the Acquiring Fund, par value $0.001 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of the particular Target Fund you held immediately prior to such Reorganization, less the applicable costs of the Reorganization (though you may receive cash for fractional shares).

Shareholders of the Acquiring Fund: You will remain shareholders of BHK, which will have additional common shares outstanding after the Reorganizations.

Q:	Have common shares of the Target Funds and the Acquiring Fund historically traded at a premium or discount?

A:	The common shares of each Fund have historically fluctuated between a discount and a premium. As of June 30, 2014, each Fund traded at a discount to its respective NAV.

As of June 30, 2014, the NAV per common share of BHK was $15.11 and the market price per common share of BHK was $13.96, representing a discount to NAV of 7.61%, the NAV per common share of BKT was $7.33 and the market price per common share of BKT was $6.64, representing a discount to NAV of 9.41% and the NAV per common share of BNA was $11.80 and the market price per common share of BNA was $10.86, representing a discount to NAV of 7.97%.

To the extent a Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganizations, the shareholders of such Target Fund would have the potential for an economic benefit by the narrowing of the discount/premium. To the extent a Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganizations, the shareholders of such Target Fund may be negatively impacted if its Reorganization is consummated. The Acquiring Fund shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves. There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below NAV. In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Reorganizations.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?

A:	You will pay no sales loads or commissions in connection with the Reorganizations. Regardless of whether the Reorganizations are completed, however, the costs associated with these proposed Reorganizations, including the costs associated with the shareholder meeting, will be borne directly by each of the respective Funds incurring the expense or will otherwise be allocated among the Funds proportionately or on another reasonable basis, except that the Investment Advisor will bear a portion of the reorganization costs of BNA as discussed more fully in the Joint Proxy Statement/Prospectus.

Because of the expected expense savings and other benefits for each of the Funds, the Investment Advisor recommended and the Boards of such Funds have approved that such Funds be responsible for their own Reorganization expenses, except that the Investment Advisor will bear a portion of the reorganization costs of BNA. See “Information About the Reorganizations—Reasons for the Reorganizations” in the attached Joint Proxy Statement/Prospectus. The expenses of the Reorganizations (assuming all of the Reorganizations are consummated) are estimated to be $493,000 for BKT, $441,000 for BNA (without consideration of any amount to be borne by the Investment Advisor) and $423,000 for BHK. The Investment Advisor has agreed to pay $300,000 of BNA’s costs of the Reorganizations because the shareholders of BNA are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BKT and BHK.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations). The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

Q:	Will I have to pay any U.S. federal taxes as a result of the Reorganizations?

A:	Each of the Reorganizations is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund common shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to any Reorganization.

On or prior to the closing date of the Reorganizations (the “Closing Date”), each of the Target Funds will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to each respective Target Fund’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution will be taxable to each Target Fund’s shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Why is the vote of shareholders of the Acquiring Fund being solicited in connection with the Reorganizations?

A:	Although the Acquiring Fund will continue its legal existence and operations after the Reorganizations, the Acquiring Fund’s charter requires the Acquiring Fund’s shareholders to approve each of the Acquiring Fund’s Reorganizations. If a Reorganization of the Acquiring Fund is not approved, then such Reorganization will not occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” each of the items proposed for your Fund.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, phone, internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying the Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson Inc., the Funds’ proxy solicitor, at 1-866-296-5716.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

x

BLACKROCK INCOME TRUST, INC.

BLACKROCK INCOME OPPORTUNITY TRUST, INC.

BLACKROCK CORE BOND TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 30, 2014

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of BlackRock Income Trust, Inc. (“BKT”), BlackRock Income Opportunity Trust, Inc. (“BNA” and collectively with BKT, the “Target Funds”) and BlackRock Core Bond Trust (“BHK” or the “Acquiring Fund” and collectively with the Target Funds, the “Funds”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on September 30, 2014 at 9:00 a.m. (Eastern time) for the following purposes:

1.	The Reorganizations of the Target Funds

Shareholders of BlackRock Income Trust, Inc. (“BKT”):

Proposal 1(A): The shareholders of BKT are being asked to approve an Agreement and Plan of Reorganization between BKT and BHK (the “BKT Reorganization Agreement”) and the termination of BKT’s registration under the Investment Company Act of 1940 (the “1940 Act”).

Shareholders of BlackRock Income Opportunity Trust, Inc. (“BNA”):

Proposal 1(B): The shareholders of BNA are being asked to approve an Agreement and Plan of Reorganization between BNA and BHK (the “BNA Reorganization Agreement”) and the termination of BNA’s registration under the 1940 Act.

2.	The Reorganizations of the Acquiring Fund and the Issuances of the Acquiring Fund’s Common Shares

Shareholders of BlackRock Core Bond Trust (“BHK”):

Proposal 2(A): The shareholders of BHK are being asked to approve the BKT Reorganization Agreement, including the issuance of additional common shares of BHK in connection with the BKT Reorganization Agreement.

Proposal 2(B): The shareholders of BHK are being asked to approve the BNA Reorganization Agreement, including the issuance of additional common shares of BHK in connection with the BNA Reorganization Agreement.

Shareholders of record as of the close of business on August 1, 2014 are entitled to vote at the Special Meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS OR BOARD OF TRUSTEES, AS APPLICABLE, (EACH, A “BOARD”) OF EACH OF THE FUNDS RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF EACH TARGET FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

-	FOR THE REORGANIZATION OF YOUR TARGET FUND PURSUANT TO YOUR TARGET FUND’S REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS, AND THE TERMINATION OF YOUR TARGET FUND’S REGISTRATION UNDER THE 1940 ACT.

THE BOARD OF BHK UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

-	FOR THE REORGANIZATION OF BHK PURSUANT TO EACH REORGANIZATION AGREEMENT BETWEEN BHK AND A TARGET FUND, INCLUDING THE ISSUANCE OF ADDITIONAL COMMON SHARES OF BHK IN CONNECTION WITH EACH SUCH REORGANIZATION AGREEMENT.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of Directors/Trustees of the Funds

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

August 11, 2014

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 30, 2014.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

HTTPS://WWW.PROXY-DIRECT.COM/BLK-25803

THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED AUGUST 11, 2014

JOINT PROXY STATEMENT/PROSPECTUS

BLACKROCK INCOME TRUST, INC.

BLACKROCK INCOME OPPORTUNITY TRUST, INC.

BLACKROCK CORE BOND TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

JOINT SPECIAL MEETING OF SHAREHOLDERS

SEPTEMBER 30, 2014

This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of (i) BlackRock Income Trust, Inc. (“BKT”), (ii) BlackRock Income Opportunity Trust, Inc. (“BNA” and collectively with BKT, the “Target Funds”) and/or (iii) BlackRock Core Bond Trust (“BHK” or the “Acquiring Fund” and collectively with the Target Funds, the “Funds”). BKT and BNA are each organized as a corporation under the laws of the State of Maryland; BHK is organized as a statutory trust under the laws of the State of Delaware. Each Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). A joint special meeting (the “Special Meeting”) of shareholders of each Fund will be held at the offices of BlackRock Advisors, LLC (the “Investment Advisor”), 1 University Square Drive, Princeton, New Jersey 08540-6455, on September 30, 2014 at 9:00 a.m. (Eastern time) to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of Directors or Board of Trustees, as applicable, of each Fund (each, a “Board”) recommends that you vote your common shares of beneficial interests or shares of common stock (“common shares”) by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is August 20, 2014.

The purposes of the Special Meeting are:

1.	The Reorganizations of the Target Funds

Shareholders of BlackRock Income Trust, Inc. (“BKT”):

Proposal 1(A): The shareholders of BKT are being asked to approve an Agreement and Plan of Reorganization between BKT and BHK (the “BKT Reorganization Agreement”) and the termination of BKT’s registration under the 1940 Act.

Shareholders of BlackRock Income Opportunity Trust, Inc. (“BNA”):

Proposal 1(B): The shareholders of BNA are being asked to approve an Agreement and Plan of Reorganization between BNA and BHK (the “BNA Reorganization Agreement” and together with the BKT Reorganization Agreement, the “Reorganization Agreements”) and the termination of BNA’s registration under the 1940 Act.

2.	The Reorganizations of the Acquiring Fund and the Issuances of the Acquiring Fund’s Common Shares

Shareholders of BlackRock Core Bond Trust (“BHK”):

Proposal 2(A): The shareholders of BHK are being asked to approve the BKT Reorganization Agreement, including the issuance of additional common shares of BHK in connection with the BKT Reorganization Agreement.

Proposal 2(B): The shareholders of BHK are being asked to approve the BNA Reorganization Agreement, including the issuance of additional common shares of BHK in connection with the BNA Reorganization Agreement.

Shareholders of record as of the close of business on August 1, 2014 are entitled to vote at the Special Meeting or any adjournment or postponement thereof.

Each Reorganization Agreement that Target Fund shareholders and Acquiring Fund shareholders are being asked to consider involves transactions that will be referred to in this Joint Proxy Statement/Prospectus as a “Reorganization.” The Fund surviving any or all Reorganizations is referred to herein as the “Combined Fund.”

The Reorganizations seek to combine three funds with income-oriented investment objectives and investment policies to achieve certain economies of scale and other operational efficiencies. BNA and BHK have substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. BKT and BHK each has income-oriented investment policies and restrictions, however, BHK’s investment objective and investment policies permit a more diversified portfolio than BKT in terms of investments and credit policy. Each Target Fund will merge directly with and into the Acquiring Fund. Each Target Fund will terminate its registration under the 1940 Act after the completion of its Reorganization. The Acquiring Fund will continue to operate after the Reorganization as a registered, diversified, closed-end management investment company with the investment objectives and investment policies described in this Joint Proxy Statement/Prospectus.

In each Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly-issued common shares of the Acquiring Fund, par value $0.001 per share (“Acquiring Fund Shares”) in the form of book entry interests. The aggregate net asset value (“NAV”) (not the market value) of the Acquiring Fund Shares received by the shareholders of the Target Fund in each Reorganization will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the applicable costs of such Reorganization (although Target Fund shareholders may receive cash for their fractional common shares). The Investment Advisor will bear a portion of the costs of BNA with respect to BNA’s Reorganization because the shareholders of BNA are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BKT and BHK; therefore, a portion of the costs associated with the Reorganization of BNA will not be directly borne by BNA.

In the Reorganizations, shareholders of each Target Fund will receive Acquiring Fund Shares based on the relative NAV (not the market value) of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Reorganizations.

In connection with each Reorganization, the shareholders of the Acquiring Fund are being asked to approve such Reorganization, including the issuance of additional Acquiring Fund Shares.

The Board of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund’s shareholders.

In the event that shareholders of a Target Fund do not approve its Reorganization, such Target Fund would continue to exist and operate on a stand-alone basis. In the event the Acquiring Fund shareholders do not approve a Reorganization, then the affected Target Fund would continue to exist and operate on a stand-alone basis. However, if the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with the ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of that Target Fund. An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the Reorganization by the other Target Fund.

This Joint Proxy Statement/Prospectus sets forth concisely the information that shareholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of Acquiring Fund Shares. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated

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August 11, 2014, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”) has been filed with the United States Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, or its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The Statement of Additional Information and the annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

BlackRock updates performance information for the Funds, as well as certain other information for the Funds, on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com. Shareholders are advised to periodically check the website for updated performance information and other information about the Funds.

Each Fund’s most recently calculated NAV can also be obtained by visiting www.blackrock.com, clicking on “Products—Closed-End Funds—Taxable Bonds” and then clicking the name of your Fund.

References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Joint Proxy Statement/Prospectus.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

The common shares of BlackRock Core Bond Trust are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “BHK” and will continue to be so listed after the completion of the Reorganizations. The common shares of BlackRock Income Trust, Inc. are listed on the NYSE under the ticker symbol “BKT.” The common shares of BlackRock Income Opportunity Trust, Inc. are listed on the NYSE under the ticker symbol “BNA.” Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Shares in each of the Reorganizations. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy

iii

Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Photographic identification and proof of ownership will be required for admission to the meeting. For directions to the meeting, please contact Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-296-5716.

THE SEC AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is August 11, 2014.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

The Proposed Reorganizations	The Board of each Fund, including the directors or trustees, as applicable (the “Board Members”), who are not “interested persons” of each Fund (as defined in the 1940 Act) (the “Independent Board Members”), has unanimously approved its Reorganization(s), including its respective Reorganization Agreement(s). Assuming each Target Fund’s shareholders approve its respective Target Fund’s Reorganization and the Acquiring Fund’s shareholders approve the Reorganizations of the Acquiring Fund, each Target Fund will merge directly with and into the Acquiring Fund. Each Target Fund will terminate its registration under the 1940 Act after the completion of its Reorganization.

In connection with each Reorganization, the Acquiring Fund will issue additional Acquiring Fund Shares and list such common shares on the NYSE (each, an “Issuance”) and the outstanding common shares of the Target Fund will be exchanged for newly-issued Acquiring Fund Shares in the form of book entry interests. The aggregate NAV (not the market value) of the Acquiring Fund Shares received by the Target Fund shareholders in each Reorganization will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the applicable costs of such Reorganization (although Target Fund shareholders may receive cash for their fractional common shares). The Investment Advisor will bear a portion of the costs of BNA with respect to BNA’s Reorganization because the shareholders of BNA are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BKT and BHK; therefore, a portion of the costs associated with the Reorganization of BNA will not be directly borne by BNA.

In the Reorganizations, shareholders of each Target Fund will receive Acquiring Fund Shares based on the relative NAV, not the market value, of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Reorganizations.

The Reorganizations are not expected to result in any reduction in the NAV of the Acquiring Fund Shares, other than to reflect the applicable costs of the Reorganizations, including, but not limited to, the issuance of additional Acquiring Fund Shares in connection with each of the Reorganizations.

Each Fund’s Board has determined that its Reorganization is in the best interests of its Fund and the shareholders of such Fund and that the interests of such shareholders will not be diluted with respect to net asset value as a result of such Fund’s Reorganization. As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.

The Board of each Fund recommends that shareholders of such Fund approve their proposed Reorganization at the Special Meeting to be held on September 30, 2014. The Acquiring Fund’s Reorganizations include the Issuances.

Subject to the requisite approval of the shareholders of each Fund with regard to each Reorganization, it is expected that the Closing Date will be sometime during the fourth quarter 2014, but it may be at a different time as described herein. For information regarding voting requirements, please see “Voting Information and Requirements.”

Please see “Information About the Reorganizations” for additional information.

Background and Reasons for the Proposed Reorganizations	The Reorganizations seek to combine three funds with income-oriented investment objectives and investment policies to achieve certain economies of scale and other operational efficiencies. BNA and BHK have substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. BKT and BHK each has income-oriented investment policies and restrictions, however, BHK’s investment objective and investment policies permit a more diversified portfolio than BKT in terms of investments and credit policy. The Board of each Target Fund (each, a “Target Fund Board”) and the Acquiring Fund (the “Acquiring Fund Board”), based upon its evaluation of all relevant information, anticipates that the Reorganization(s) would benefit shareholders of its Fund. Because shareholders of each Fund will vote separately on their Fund’s respective Reorganization(s), there are multiple potential combinations of Reorganizations.

The Board of each Fund, including the Independent Board Members, approved its respective Reorganization(s), concluding that such Reorganization(s) is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted with respect to net asset value as a result of its respective Reorganization(s). This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors and considerations (discussed below) taken as a whole with respect to its Fund and shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

The Board of each Fund considered its respective Reorganization(s) at meetings of the Board of each Fund held on June 5-6, 2014 (the “Meeting”). The Board of each Fund considered a number of factors presented at the time of the Meeting or at a prior meeting in reaching their determinations, including, but not limited to, the following:

•	potential for improved economies of scale and a lower Total Expense Ratio with respect to each Fund;

•	alternatives to the Reorganizations for each Fund;

•	the potential effects of the Reorganizations on the earnings and distributions of each Fund;

•	the potential effects of the Reorganizations on each Fund’s premium/discount to NAV;

•	the compatibility of the Funds’ investment objectives, investment policies and related risks and risk profiles;

•	consistency of portfolio management and portfolio composition;

•	the potential for improved secondary market trading;

•	the potential for operating and administrative efficiencies;

•	the anticipated tax-free nature of the Reorganizations (except with respect to taxable distributions from any Fund prior to, or after, the consummation of the Reorganizations);

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganizations;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights; and

•	any potential benefits of the Reorganizations to the Investment Advisor and its affiliates.

There can be no assurance that future expenses will not increase or that any expense savings will be realized as a result of any Reorganization. Moreover, the level of expense savings (or increases) will vary depending upon the combination of the Funds in the Reorganizations. In addition, a Fund’s earnings and net investment income are variables, which depend on many factors, including its asset mix, portfolio turnover level, the performance of its investments, level of retained earnings, the amount of leverage utilized by the Fund and the effects thereof, the costs of such leverage, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant. In addition, the Combined Fund’s future earnings will vary depending on the combination of the Funds in the Reorganizations.

The Board of each Fund recommends that shareholders of such Fund approve its respective Reorganization(s).

If a Reorganization is not approved by a Target Fund’s shareholders, such Target Fund will continue to operate for the time being as a stand-alone Maryland corporation and will continue to be advised by the Investment Advisor. However, if the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of the Target Fund and its product line, recommend alternative proposals to the Board of such Target Fund. An unfavorable vote by the shareholders of one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the other Reorganization.

Please see “Information About the Reorganizations—Reasons for the Reorganizations” for additional information.

Earnings and Distributions and the Post-Reorganization Repositioning	The Combined Fund’s earnings yield on NAV immediately following the Reorganizations is expected to be lower than BNA’s and BHK’s current earnings yield on NAV and comparable (i.e., the same or slightly lower or higher) to BKT’s current earnings yield on NAV; thus, assuming BHK’s distribution policy remains in place after the Reorganizations, shareholders of BNA and BHK may experience a decrease in their distribution yield on NAV immediately after the Reorganizations, and shareholders of BKT may experience a distribution yield on NAV comparable (i.e., the same or slightly lower or higher) to their current distribution yield on NAV immediately after the Reorganizations.

The Investment Advisor intends to reposition the Combined Fund’s portfolio after the completion of the Reorganizations by selling a significant portion of the higher rated assets acquired from BKT that are generally lower yielding than the assets currently held by BHK and using the proceeds to purchase assets with risk/return profiles similar to those assets currently held by BHK and consistent with the Combined Fund’s investment objectives and investment policies (the “Repositioning”). The Combined Fund will continue to hold a portion of the assets acquired from BKT after the Repositioning. The Combined Fund generally intends to hold those assets acquired from BKT that have yields higher than or comparable to the assets currently held by BHK. However, the Combined Fund may also hold a portion of BKT’s lower yielding assets after the Repositioning. The Investment Advisor anticipates that the Repositioning will enable the Combined Fund to attain a risk/return profile comparable to the current risk/return profiles of BNA and BHK. The Combined Fund’s earnings and distribution yields on NAV after the Repositioning are expected to be comparable (i.e., the same or slightly lower or higher) to the current earnings and distribution yields on NAV of BNA and BHK. However, there can be no assurance that the Combined Fund can successfully implement the Repositioning. The Combined Fund’s ability to execute the Repositioning depends on many factors, including portfolio transaction costs, market rates of interest, the availability of attractive securities to purchase, market liquidity, regulatory considerations and restrictions, the U.S. federal income tax rules applicable to reorganizations and general economic and market conditions. If the Combined Fund is unable to successfully implement the Repositioning, then the Combined Fund’s earnings yield on NAV may be lower than BNA’s and BHK’s current earnings yield on NAV; and assuming BHK’s distribution policy remains in place after the Reorganizations, shareholders of BNA and BHK may experience a decrease in their distribution yield on NAV after the Reorganizations. Nevertheless, shareholders of BNA and BHK are expected to benefit from a reduction in BNA’s and BHK’s Total Expense Ratio of approximately 0.03% and 0.09%, respectively. It is also anticipated that shareholders of BNA and BHK may benefit from other potential benefits associated with the Reorganizations (including as a result of the Combined Fund’s larger size). See “Information About the Reorganizations—Reasons for the Reorganizations.”

It is estimated that no more than 67% of the Combined Fund’s portfolio will be repositioned in connection with the Repositioning; however, the Combined Fund may reposition less than 67% of the Combined Fund’s portfolio. Assuming the Combined Fund had repositioned 67% of its assets on July 24, 2014, it is estimated that the Combined Fund would have realized a net loss of approximately $7,990,000 and incurred portfolio transaction costs of approximately $3,115,000. Portfolio transaction costs incurred in connection with the Repositioning will be borne by the Combined Fund shareholders. The foregoing figures are only estimates and may vary significantly from those experienced by the Combined Fund in the Repositioning.

Expenses	For the fiscal year ended August 31, 2013, the Total Expense Ratios of BKT, BNA and BHK were 1.00%, 0.93% and 0.98%, respectively.

For the 12-month period ended February 28, 2014, the Total Expense Ratios of BKT, BNA and BHK were 0.98%, 0.92% and 0.98%, respectively. “Total Expenses” means a Fund’s total annual operating expenses (including interest expenses and applicable fee waivers). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 0.89% on a historical and pro forma basis for the 12-month period ended February 28, 2014, representing a reduction in the Total Expense Ratio for the shareholders of BKT, BNA and BHK of 0.09%, 0.03% and 0.09%, respectively.

The estimated Total Expense Ratio (excluding investment related expenses) for the Combined Fund (assuming all the Reorganizations are consummated) is projected to be equal to or below the median compared to each Fund’s current Lipper peer group.

The level of expense savings (or increases) will vary depending upon the combination of the Funds in the Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for shareholders of any Fund will be realized as a result of any Reorganization.

Please see “Summary—Comparison of the Funds’ Advisors” and “Expense Table for Shareholders” for additional information.

Appraisal Rights	None of the Funds’ shareholders have appraisal rights for their common shares in their respective Fund. Please see “Appraisal Rights” for additional information.

Federal Tax Consequences of the Reorganizations	Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Funds will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganizations. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to each Reorganization. Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. Such distribution may be taxable to shareholders for U.S. federal income tax purposes. It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), dated as of the closing date of such Reorganization (the “Closing Date”), regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

Please see “Certain Federal Income Tax Consequences of the Reorganizations” for additional information.

Comparison of the Funds’ General Information and History	BKT and BNA are each organized as Maryland corporations.

BHK is organized as a Delaware statutory trust.

Each Fund is a diversified, closed-end management investment company registered under the 1940 Act and each Fund’s common shares are listed on the New York Stock Exchange.

See “The Funds” for additional information about the history of the Funds.

Comparison of the Funds’ Investment Objectives and Policies	BNA and BHK have substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions.

BKT and BHK each has income-oriented investment policies and restrictions, however, BHK’s investment objective and investment policies permit a more diversified portfolio than BKT in terms of investments and credit quality.

Certain significant differences between BKT and BHK are summarized below.

Investment Objectives.

•	The investment objective of each of BHK and BNA is to provide current income and capital appreciation.

•	BKT’s investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income.

Investment Grade Securities.

•

At least 80% of BKT’s assets are invested in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. BKT may invest up to 20% of its assets in other securities that have been determined by the Investment Advisor to be of comparable credit quality to the rated securities described above. BKT may also invest up to 15% of its assets in securities rated at least AA/Aa by Moody’s, S&P, Fitch or other nationally recognized statistical rating organization.

•

Each of BHK and BNA invests its assets primarily in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, U.S. government and agency securities and mortgage-related securities. Under normal market conditions, each of BHK and BNA invests at least 75% of its total managed assets in investment grade quality bonds. Each of BHK and BNA may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody’s, S&P, Fitch or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the Investment Advisor. Below investment grade quality securities (rated Ba/BB or below) are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Mortgage-Related Securities.

•	BKT invests at least 65% of its assets in mortgage-backed securities.

•

Each of BHK and BNA may invest its assets in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, U.S. government and agency securities and mortgage-related securities.

A more detailed comparison of the Funds’ investment objectives and significant investment strategies and operating policies is set forth in “Comparison of the Funds’ Investments.”
Comparison of the Funds’ Premium/Discount to NAV	The common shares of each Fund have historically fluctuated between a discount and a premium. As of June 30, 2014, the NAV per common share of BHK was $15.11 and the market price per common share of BHK was $13.96, representing a discount to NAV of 7.61%, the NAV per common share of BKT was $7.33 and the market price per common share of BKT was $6.64, representing a discount to NAV of 9.41% and the NAV per common share of BNA was $11.80 and the market price per common share of BNA was $10.86, representing a discount to NAV of 7.97%.

To the extent that a Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, such Target Fund’s shareholders would have the potential for an economic benefit. To the extent that a Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, such Target Fund’s shareholders may be negatively impacted if its Reorganization is consummated. The Acquiring Fund’s shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganizations, the common shares of the Combined Fund may trade at a price that is less than the Acquiring Fund’s current trading market price. In the Reorganizations, shareholders of each Target Fund will receive Acquiring Fund Shares based on the relative NAVs (not the market values) of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Reorganizations.

Comparison of the Funds’ Distribution Policy	The dividend and distribution policy of the Acquiring Fund will be the dividend and distribution policy for the Combined Fund. The dividend and distribution policies of the Target Funds are substantially the same as those of the Acquiring Fund.

The Acquiring Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to holders of the Acquiring Fund Shares. The Acquiring Fund’s net investment income consists of all interest income accrued on portfolio assets less all expenses of the Acquiring Fund.

The tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of the Acquiring Fund’s investments. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The final tax characterization of distributions is determined after the end of a Fund’s fiscal year and is reported to shareholders on Form 1099. Distributions will be characterized as ordinary income, capital gains and/or return of capital. A Fund’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed a Fund’s current and accumulated earnings and profits in the current fiscal year, the excess may be treated as a return of capital. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is generally not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for income tax purposes when the final determination of the source and character of the distributions is made.

As described above, the portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital. Although capital loss carryforwards from prior years can offset realized net capital gains, capital loss carryforwards will offset current earnings and profits only if they were generated in the Fund’s 2012 taxable year or thereafter. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains (which would occur, for example, if the Fund utilizes pre-2012 capital loss carryforwards to offset capital gains in that tax year), such excess is not treated as a non-taxable return of capital but rather may be taxable to shareholders at ordinary income rates even though it may economically represent a return of capital. Under certain circumstances, such taxable excess distributions could be significant. BKT currently does not have any pre-2012 capital loss carryforwards, however, substantially all of the capital loss carryforwards of the other Funds are from pre-2012 tax years; thus, shareholders of BKT may be subject to such taxable excess distributions as shareholders of the Combined Fund.

Various factors will affect the level of the Acquiring Fund’s net investment income, such as its asset mix, portfolio turnover level, performance of its investments, level of retained earnings, the amount of leverage utilized by the Acquiring Fund and the effects thereof, the costs of such leverage, the movement of interest rates and general market conditions. These factors, among others, may result in the Combined Fund’s level of net investment income being different from the level of net investment income for any of the Target Funds or the Acquiring Fund if the Reorganizations were not completed. To permit the Acquiring Fund to maintain more stable monthly distributions and to the extent consistent with the distribution requirements imposed on regulated investment companies by the Code, the Acquiring Fund may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular month may be more or less than the amount actually earned by the Acquiring Fund during that month. Undistributed earnings will increase the Acquiring Fund’s NAV and, correspondingly, distributions from undistributed earnings and from capital, if any, will reduce the Acquiring Fund’s NAV.

Holders of the Acquiring Fund Shares will automatically have all dividends and distributions reinvested in common shares issued by the Acquiring Fund or Acquiring Fund Shares purchased in the open market in accordance with the Acquiring Fund’s Automatic Dividend Reinvestment Plan, unless an election is made to receive cash. For information concerning the manner in which dividends and distributions to holders of the Acquiring Fund Shares may be reinvested automatically in the Acquiring Fund Shares, see “Automatic Dividend Reinvestment Plan.”

Comparison of the Funds’ Leverage	Each Fund may utilize leverage by borrowing through entering into reverse repurchase agreements and/or treasury roll transactions. As of February 28, 2014, the Funds had aggregate economic leverage from reverse repurchase agreements as a percentage of their total managed assets (“Economic Leverage Ratio”) as follows:

Ticker	Economic Leverage Ratio
BKT	30%
BNA	31%
BHK	29%

The Combined Fund’s Economic Leverage Ratio is expected to be substantially similar to the Acquiring Fund’s current Economic Leverage Ratio immediately following the Reorganizations.

As of February 28, 2014, the daily weighted average interest rates for the Funds with borrowings, including reverse repurchase agreements were as follows:

Ticker	Daily Weighted Average Interest Rates
BKT	0.17%
BNA	0.25%
BHK	0.24%

In connection with the Reorganizations, the Combined Fund expects to maintain an Economic Leverage Ratio substantially similar to the Acquiring Fund’s current Economic Leverage Ratio immediately following the Reorganizations. The Combined Fund may not be able to maintain the current earnings and distribution yields on NAV of the Acquiring Fund, which may negatively affect the market price and NAV of the Combined Fund. In addition, if the Combined Fund is required to reduce its economic leverage, then it may be required to sell a portion of its assets, which may negatively affect the Combined Fund’s portfolio holdings, portfolio allocation, portfolio diversification and investment strategy.

Additional information about the leverage of the Acquiring Fund and the Targets Funds is set forth in “The Acquiring Funds’ Investments—Portfolio Contents and Techniques—Borrowings and Preferred Shares” and “Comparison of the Funds’ Investments—Investment Objectives and Policies.”

Comparison of the Funds’ Management	The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers. A list of the Board Members and officers of each Fund, a brief biography for each Board Member and officer, and additional information relating to the Board Members and the officers are included in the Statement of Additional Information.

Comparison of the Funds’ Advisors	BlackRock Advisors, LLC serves as the investment advisor for each Fund and is expected to continue to serve as investment advisor for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

BNA and BKT currently pays the Investment Advisor a contractual management fee at an annual rate of 0.60% and 0.65%, respectively, of such Target Fund’s average weekly net assets. In addition, BNA and BKT also pays the Investment Advisor an administration fee at an annual rate of 0.10% and 0.15%, respectively, of such Target Fund’s average net assets.

BHK currently pays the Investment Advisor a contractual management fee at an annual rate of 0.55% of BHK’s average weekly Managed Assets. “Managed Assets” means the total assets of the Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The Investment Advisor currently waives a portion of investment advisory fee with respect to BHK at an annual rate of 0.03%, as a percentage of average weekly Managed Assets. This investment advisory fee waiver is voluntary and may be reduced or discontinued at any time without notice.

If any of the Reorganizations are consummated, the annual contractual investment advisory fee rate of the Combined Fund will be 0.50% of the average weekly Managed Assets of the Combined Fund. The Combined Fund will not be subject to a separate fee for administration services or any fee waivers.

The table below presents the investment management fees (including any administration fee, as applicable) of each Fund and the Combined Fund based on average net assets attributable to common shares. The scenarios presented illustrate the pro forma effects for all possible combinations and assumes the Reorganization(s) had occurred on February 28, 2014.

BKT	BNA	BHK	BHK Pro Forma Combined Fund (BKT into BHK)	BHK Pro Forma Combined Fund (BNA into BHK)	BHK Pro Forma Combined Fund (BKT & BNA into BHK)
0.80%	0.70%	0.75%	0.71%	0.73%	0.72%

A Fund’s net assets attributable to common shares are the Fund’s Managed Assets minus the value of the Fund’s assets attributable to money borrowed for investment purposes. Thus, when the Fund uses leverage, its net assets attributable to common shares are less than its Managed Assets and its expenses (including the management fee) stated as a percentage of its net assets attributable to common shares are greater than they would be if stated as a percentage of its Managed Assets. BHK uses leverage in the form of reverse repurchase agreements, which as of February 28, 2014 amounted to approximately 29% of the Fund’s Managed Assets (approximately 42% of the Fund’s net assets). BNA and BKT also use leverage in the form of reverse repurchase agreements, which as of February 28, 2014 amounted to approximately 31% and 30%, respectively, of the Fund’s Managed Assets (approximately 45% and 42%, respectively, of the Fund’s net assets).

The contractual management fee rate for the Combined Fund (assuming all the Reorganizations are consummated) is projected to be equal to or below the median compared to each Fund’s current Lipper peer group.

Additional information about the Investment Advisor and its arrangements with the Acquiring Fund and the Target Funds are set forth in “Management of the Funds” in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information.

Comparison of the Funds’ Portfolio Management	BKT is managed by a team of investment professionals comprised of Akiva Dickstein, Managing Director at BlackRock and Tom Musmanno, Managing Director at BlackRock. Messrs. Dickstein and Musmanno are BKT’s co-portfolio managers and are responsible for the day-to-day management of BKT’s portfolio and the selection of its investments. Messrs. Dickstein and Musmanno have been members of BKT’s portfolio management team since 2009 and 2012, respectively.

BNA and BHK are managed by a team of investment professionals comprised of Tom Musmanno, Managing Director at BlackRock, and James E. Keenan, Managing Director at BlackRock. Messrs. Musmanno and Keenan are BNA’s and BHK’s co-portfolio managers and are responsible for the day-to-day management of BNA’s and BHK’s portfolios and the selection of their investments. Mr. Musmanno has been a member of BNA’s and BHK’s portfolio management team since 2012. Mr. Keenan has been a member of BNA’s and BHK’s portfolio management team since 2007.

After the Reorganizations, it is expected that Messrs. Musmanno and Keenan will comprise the team of investment professionals for the Combined Fund.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Acquiring Fund and the Target Funds are set forth in the Statement of Additional Information.

Comparison of the Funds’ Other Service Providers	The other professional service providers for the Funds are as follows:

Service	Service Providers to the Funds
Custodian	State Street Bank and Trust Company
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.
Accounting Services Provider	State Street Bank and Trust Company
Independent Registered Public Accounting Firm	Deloitte & Touche LLP
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Board Members	Debevoise & Plimpton LLP

It is not anticipated that the Reorganization(s) will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganizations, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Additional information about the other professional service providers for the Acquiring Fund and the Target Funds are set forth in the Statement of Additional Information.

EXPENSE TABLE FOR SHAREHOLDERS

Total Expenses Table for Shareholders of the Funds as of February 28, 2014

The following tables illustrate the anticipated reduction or increases in the Total Expense Ratio for the shareholders of each Fund expected as a result of the completion of the Reorganizations. The table sets forth (i) the Total Expense Ratio for each Fund for the 12-month period ended February 28, 2014; (ii) the pro forma Total Expense Ratio for the Combined Fund, assuming all of the Reorganizations had taken place on February 28, 2014, which represents the most likely combination of the Reorganizations and the combination of the Reorganizations resulting in the lowest Total Expense Ratio; (iii) the pro forma Total Expense Ratio for the Combined Fund, assuming only the Reorganization of BKT into BHK had taken place on February 28, 2014; and (iv) the pro forma Total Expense Ratio for the Combined Fund, assuming only the Reorganization of BNA into BHK had taken place on February 28, 2014.

The level of expense savings (or increases) will vary depending upon the combination of the Funds in the Reorganizations. Because each of the Reorganizations may occur whether or not the other Reorganization is approved, several combinations are possible. The scenarios presented illustrate the pro forma effects on operating expenses for all possible combinations.

	BKT	BNA	BHK	BHK Pro Forma Combined Fund (BKT into BHK)(a)	BHK Pro Forma Combined Fund (BNA into BHK)(a)	BHK Pro Forma Combined Fund (BKT & BNA into BHK)(a)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(b)	None	None	None	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	Same as BHK	Same as BHK	$0.02 per share for open-market purchases (c)	Same as BHK	Same as BHK	Same as BHK
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees(d)	0.80%	0.70%	0.75%	0.71%	0.73%	0.72%
Other Expenses	0.10%	0.11%	0.12%	0.09%	0.08%	0.07%
Interest Expense(e)	0.08%	0.11%	0.11%	0.10%	0.11%	0.10%
Total Annual Fund Operating Expenses(d)(f)	0.98%	0.92%	0.98%	0.90%	0.92%	0.89%

(a)	Assumes the Reorganizations had taken place on February 28, 2014.

(b)	No sales load will be charged in connection with the issuance of the Acquiring Fund Shares as part of the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(c)	The Reinvestment Plan Agent’s (as defined under “Automatic Dividend Reinvestment Plan”) fees for the handling of the reinvestment of dividends will be paid by the Fund. However, you will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. You will also be charged a $2.50 sales fee and pay a $0.15 per share fee if you direct the Reinvestment Plan Agent to sell your common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(d)	BNA and BKT currently pays the Investment Advisor a contractual management fee at an annual rate of 0.60% and 0.65%, respectively, of such Target Fund’s average weekly net assets. In addition, BNA and BKT each have an administration agreement with the Investment Advisor. The administration fee paid to the Investment Advisor is computed weekly and payable monthly based on an annual rate, 0.10% for BNA, and 0.15% for BKT, of each Target Fund’s average net assets.

BHK currently pays the Investment Advisor a contractual management fee at an annual rate of 0.55% of BHK’s average weekly Managed Assets. “Managed Assets” means the total assets of the Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The Investment Advisor currently waives a portion of investment advisory fee with respect to BHK at an annual rate of 0.03%, as a percentage of average weekly Managed Assets. This investment advisory fee waiver is voluntary and may be reduced or discontinued at any time without notice. Without this investment advisory fee waiver, BHK’s “Investment Management Fees” would be 0.80% and its “Total Annual Fund Operating Expenses” would be 1.02%.

The Combined Fund will not be subject to the investment advisory fee waiver. If any of the Reorganizations are consummated, the annual contractual investment advisory fee rate of the Combined Fund will be 0.50% of the average weekly Managed Assets of the Combined Fund.

BHK uses leverage in the form of reverse repurchase agreements, which as of February 28, 2014 amounted to approximately 29% of the Fund’s Managed Assets (approximately 42% of the Fund’s net assets). BNA and BKT also use leverage in the form of reverse repurchase agreements, which as of February 28, 2014 amounted to approximately 31% and 30%, respectively, of the Fund’s Managed Assets (approximately 45% and 42%, respectively, of the Fund’s net assets). The Fund’s net assets attributable to common shares are the Fund’s Managed Assets minus the value of the Fund’s assets attributable to money borrowed for investment purposes. Thus, when the Fund uses leverage, its net assets attributable to common shares are less than its Managed Assets and its expenses (including the management fee) stated as a percentage of its net assets attributable to common shares are greater than they would be if stated as a percentage of its Managed Assets. This table reflects the fact that you, as a common shareholder, bear the expenses of the Fund’s use of leverage in the form of higher fees as a percentage of the Fund’s net assets attributable to common shares than if the Fund did not use leverage.

(e)	Reflects leverage. The interest expense borne by each Fund will vary over time in accordance with the level of a Fund’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of a Fund for accounting purposes.

(f)	Represents total annual fund operating expenses including interest expense. The total annual fund operating expenses (excluding interest expense) for the Funds are as follows:

BKT	BNA	BHK	BHK Pro Forma Combined Fund (BKT into BHK)	BHK Pro Forma Combined Fund (BNA into BHK)	BHK Pro Forma Combined Fund (BKT & BNA into BHK)
0.90%	0.81%	0.87%	0.80%	0.81%	0.79%

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if the Reorganizations are completed with the costs of investing in BKT, BNA and the Acquiring Fund without the Reorganizations. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the “Total Annual Fund Operating Expenses” for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
BKT	$10	$31	$54	$120
BNA	$9	$29	$51	$113
BHK	$10	$31	$54	$120
BHK Pro Forma Combined Fund (BKT & BNA into BHK)	$9	$28	$49	$110
BHK Pro Forma Combined Fund (BKT into BHK)	$9	$29	$50	$111
BHK Pro Forma Combined Fund (BNA into BHK)	$9	$29	$51	$113

The examples set forth above assume common shares of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

The Board of each Fund believes that the completion of the Reorganizations would result in a reduced Total Expense Ratio for the shareholders of each Fund because certain fixed administrative costs would be spread across the Combined Fund’s larger asset base. The estimated Total Expense Ratio (excluding investment related expenses) for the Combined Fund (assuming all the Reorganizations are consummated) is projected to be equal to or below the median compared to each Fund’s current Lipper peer group.

There can be no assurance that future expenses will not increase or that any expense savings will be realized as a result of any Reorganization.

Each Fund will bear expenses incurred in connection with the Reorganizations that are not reflected in “Other Expenses,” including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, including legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate.

Because each Fund has already incurred expenses solely and directly attributable to the Reorganizations and because each Fund (and not the Investment Advisor) is responsible for paying those expenses, except that the Investment Advisor will bear a portion of such expenses for BNA, if a Fund’s shareholders do not approve their Fund’s respective Reorganization(s), such Fund will continue to be responsible for the expenses arising from its proposed Reorganization(s) even though its proposed Reorganization will not occur and those expenses may be material.

The Investment Advisor will bear a portion of the costs of BNA with respect to BNA’s Reorganization because the shareholders of BNA are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BKT and BHK; therefore, a portion of the costs associated with the Reorganization of BNA will not be directly borne by BNA. The expenses of the Reorganizations (assuming all of the Reorganizations are consummated) are estimated to be $493,000 for BKT, $441,000 for BNA (without consideration of any amount to be borne by the Investment Advisor) and $423,000 for BHK. The Investment Advisor has agreed to pay $300,000 of BNA’s costs of the Reorganizations. The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations).

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

The Combined Fund will be managed in accordance with the same investment objectives and investment policies, and subject to the same risks, as the Acquiring Fund. Many of the investment risks associated with an investment in the Acquiring Fund are similar to those associated with an investment in the Target Funds. Risks that predominately affect common shares include credit risk, interest rate risk, high yield security risk, leverage risk, derivatives risk, liquidity and market price risk, issuer risk, market risk and non-U.S. securities risk. In addition, as exchange-traded closed-end funds, the Funds are subject to the risk that the Funds’ common shares may trade at a discount from the Funds’ net asset value. Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes.

The Funds are subject to similar investment risks, except for certain differences. Certain significant differences are summarized below:

•

Credit Quality: BKT shareholders are expected to be subject to greater credit risks because of the Combined Fund’s broader and more diversified approach to investments and credit quality. BHK and BNA have exposure to below investment grade securities and investment grade securities rated in the lower investment grade categories, whereas, BKT invests substantially all of its assets in securities that at the time of investment are rated at least AA/Aa by Moody’s, S&P, Fitch or other nationally recognized statistical rating organization or securities of comparable credit quality.

¡	At least 80% of BKT’s assets are invested in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. BKT may invest up to 20% of its assets in other securities that have been determined by the Investment Advisor to be of comparable credit quality to the rated securities described above. BKT may also invest up to 15% of its assets in securities rated at least AA/Aa by Moody’s, S&P, Fitch or other nationally recognized statistical rating organization.

¡

Under normal market conditions, each of BHK and BNA invests at least 75% of its total managed assets in investment grade quality bonds. Each of BHK and BNA may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody’s, S&P, Fitch or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the Investment Advisor. Below investment grade quality securities (rated Ba/BB or below) are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments.

•

Mortgage-Related Securities: BKT has greater exposure to mortgage-related securities than BHK and BNA, including stripped mortgage-backed securities. One type of stripped MBS pays to one class all of the interest from the mortgage assets (the “IO class”), while the other class will receive all of the principal (the “PO class”). Risks associated with mortgage-related securities, including stripped mortgage-backed securities, may be greater in the Combined Fund’s portfolio than in the portfolios of BHK or BNA because the Combined Fund may have a larger proportion of its portfolio in mortgage-related securities than BHK or BNA as a result of the Combined Fund’s acquisition of legacy BKT’s assets. On the other hand, because the Combined Fund’s portfolio is expected to be more diversified than BKT’s portfolio, BKT shareholders may become subject to risks associated with securities that are not currently held by BKT, such as risks associated with corporate bonds and other securities.

¡	BKT invests at least 65% of its assets in mortgage-backed securities.

¡

Each of BHK and BNA may invest its assets in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, U.S. government and agency securities and mortgage-related securities.

Risks associated with mortgage-backed securities include: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the issuing vehicle and the return to investors in such MBS); whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS; risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

Stripped mortgage-backed securities may be subject to additional risk. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets and a rapid rate of principal payments may have a material adverse effect on the Combined Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Combined Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

•

Governing Law: BHK is a Delaware statutory trust organized under Delaware law, while BKT and BNA are each a Maryland corporation organized under Maryland law. A Maryland corporation generally provides greater certainty with respect to limitation of personal liability than a Delaware statutory trust. See “Governing Law” for additional information.

The foregoing is just a summary of the significant differences in the risks associated with an investment in each Fund’s common shares. Please see “Comparison of the Funds’ Investments” in this Joint Proxy Statement/Prospectus for a more detailed description of the salient differences among the Funds.

Risks Related to the Reorganizations

Expenses.

While the Funds currently estimate that the Reorganizations will result in reduced aggregate expenses of the Combined Fund by approximately $855,100 per year if all the Reorganizations are completed (which represents the most likely combination of the Reorganizations), approximately $705,300 if only the Reorganization between BKT and BHK is completed, and approximately $261,100 if only the Reorganization of BNA and BHK is completed, the realization of these reduced expenses will not affect holders of the Funds proportionately, and may take longer than expected to be realized or may not be realized at all.

After the Reorganizations, the Combined Fund is expected to incur lower Total Expenses on a per common share basis than is currently incurred by the Acquiring Fund. The estimated Total Expense Ratio (excluding investment related expenses) for the Combined Fund (assuming all the Reorganizations are consummated) is projected to be equal to or below the median compared to each Fund’s current Lipper peer group.

For the fiscal year ended August 31, 2013, the Total Expense Ratio of BKT, BNA and BHK was 1.00%, 0.93% and 0.98%, respectively. As of February 28, 2014, the historical and pro forma Total Expense Ratios applicable to the Reorganizations are as follows:

BKT	BNA	BHK	BHK Pro Forma Combined Fund (BKT into BHK)	BHK Pro Forma Combined Fund (BNA into BHK)	BHK Pro Forma Combined Fund (BKT & BNA into BHK)
0.98%	0.92%	0.98%	0.90%	0.92%	0.89%

No matter which Funds complete their Reorganizations, the Combined Fund may incur higher Total Expenses for a period after the completion of the Reorganizations due to expenses associated with the Reorganizations prior to experiencing any such savings or may never experience such savings if the Combined Fund’s fixed costs were to increase or the value of its assets were to decrease.

There can be no assurance that future expenses will not increase or that any expense savings will be realized as a result of any Reorganization. Moreover, the level of expense savings (or increases) will vary depending upon the combination of the Funds in the Reorganizations.

The most likely combination is the Reorganizations of all of the Funds, which is also expected to result in the lowest Total Expense Ratio. The Reorganization of just BNA into the Acquiring Fund is expected to result in the highest Total Expense Ratio of any of the possible combinations of the Reorganizations. The Reorganization of just BKT into the Acquiring Fund is expected to result in a Total Expense Ratio that is lower than the Total Expense Ratio that is expected to result from the Reorganization of just BNA into the Acquiring Fund and higher than the Total Expense Ratio that is expected to result from the Reorganization of all the Funds.

Please see the “Expense Table for Shareholders” for additional information about the Funds’ expenses.

Earnings and Distribution Yield.

The Combined Fund’s earnings yield on NAV immediately following the Reorganizations is expected to be lower than BNA’s and BHK’s current earnings yield on NAV and comparable (i.e., the same or slightly lower or higher) to BKT’s current earnings yield on NAV; thus, assuming BHK’s distribution policy remains in place after the Reorganizations, shareholders of BNA and BHK may experience a decrease in their distribution yield on NAV immediately after the Reorganizations, and shareholders of BKT may experience a distribution yield on NAV comparable (i.e., the same or slightly lower or higher) to their current distribution yield on NAV immediately after the Reorganizations.

The Investment Advisor intends to reposition the Combined Fund’s portfolio after the completion of the Reorganizations by selling a significant portion of the higher rated assets acquired from BKT that are generally lower yielding than the assets currently held by BHK and using the proceeds to purchase assets with risk/return profiles similar to those assets currently held by BHK and consistent with the Combined Fund’s investment objectives and investment policies (the “Repositioning”). The Combined Fund will continue to hold a portion of the assets acquired from BKT after the Repositioning. The Combined Fund generally intends to hold those assets acquired from BKT that have yields higher than or comparable to the assets currently held by BHK. However, the Combined Fund may also hold a portion of BKT’s lower yielding assets after the Repositioning. The Investment Advisor anticipates that the Repositioning will enable the Combined Fund to attain a risk/return profile comparable to the current risk/return profiles of BNA and BHK. The Combined Fund’s earnings and distribution yields on NAV after the Repositioning are expected to be comparable (i.e., the same or slightly lower or higher) to the current earnings and distribution yields on NAV of BNA and BHK. However, there can be no assurance that the Combined Fund can successfully implement the Repositioning. The Combined Fund’s ability to execute the Repositioning depends on many factors, including portfolio transaction costs, market rates of interest, the availability of attractive securities to purchase, market liquidity, regulatory considerations and restrictions, the U.S. federal income tax rules applicable to reorganizations and general economic and market conditions. If the Combined Fund is unable to successfully implement the Repositioning, then the Combined Fund’s earnings yield on NAV may be lower than BNA’s and BHK’s current earnings yield on NAV; and assuming BHK’s distribution policy remains in place after the Reorganizations, shareholders of BNA and BHK may experience a decrease in their distribution yield on NAV after the Reorganizations. Nevertheless, shareholders of BNA and BHK are expected to benefit from a reduction in BNA’s and BHK’s Total Expense Ratio of approximately 0.03% and 0.09%, respectively. It is also anticipated that shareholders of BNA and BHK may benefit from other potential benefits associated with the Reorganizations (including as a result of the Combined Fund’s larger size). See “Information About the Reorganizations—Reasons for the Reorganizations.”

It is estimated that no more than 67% of the Combined Fund’s portfolio will be repositioned in connection with the Repositioning; however, the Combined Fund may reposition less than 67% of the Combined Fund’s portfolio. Assuming the Combined Fund had repositioned 67% of its assets on July 24, 2014, it is estimated that the Combined Fund would have realized a net loss of approximately $7,990,000 and incurred portfolio transaction costs of approximately $3,115,000. Portfolio transaction costs incurred in connection with the Repositioning will be borne by the Combined Fund shareholders. The foregoing figures are only estimates and may vary significantly from those experienced by the Combined Fund in the Repositioning.

The Combined Fund’s earnings and distribution yield on NAV will change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution yield on NAV prior to the Reorganizations. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, performance of its investments, level of retained earnings, the amount of leverage utilized by the Fund and the effects thereof, the costs of such leverage, the movement of interest rates and general market conditions.

Premium/Discount to NAV.

As with any capital stock, the price of each Fund’s common shares will fluctuate based on market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Each Fund’s common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of exchange-traded closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Reorganizations.

The common shares of each Fund have historically fluctuated between a discount and a premium. As of June 30, 2014, each Fund traded at a discount to its respective NAV. As of June 30, 2014, the NAV per common share of BHK was $15.11 and the market price per common share of BHK was $13.96, representing a discount to NAV of 7.61%, the NAV per common share of BKT was $7.33 and the market price per common share of BKT was $6.64, representing a discount to NAV of 9.41% and the NAV per common share of BNA was $11.80 and the market price per common share of BNA was $10.86, representing a discount to NAV of 7.97%.

To the extent that a Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, such Target Fund’s shareholders would have the potential for an economic benefit. To the extent that a Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, such Target Fund’s shareholders may be negatively impacted if its Reorganization is consummated. The Acquiring Fund’s shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganizations, the common shares of the Combined Fund may trade at a price that is less than the Acquiring Fund’s current trading market price. In the Reorganizations, shareholders of each Target Fund will receive Acquiring Fund Shares based on the relative NAVs (not the market values) of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Reorganizations.

Dividends and Distributions.

The final tax characterization of distributions is determined after the end of a Fund’s fiscal year and is reported to shareholders on Form 1099. Distributions will be characterized as ordinary income, capital gains and/or return of capital. A Fund’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed a Fund’s current and accumulated earnings and profits in the current fiscal year, the excess may be treated as a return of capital. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is generally not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for income tax purposes when the final determination of the source and character of the distributions is made.

As described above, the portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital. Although capital loss carryforwards from prior years can offset realized net capital gains, capital loss carryforwards will offset current earnings and profits only if they were generated in the Fund’s 2012 taxable year or thereafter. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains (which would occur, for example, if the Fund utilizes pre-2012 capital loss carryforwards to offset capital gains in that tax year), such excess is not treated as a non-taxable return of capital but rather may be taxable to shareholders at ordinary income rates even though it may economically represent a return of capital. Under certain circumstances, such taxable excess distributions could be significant. BKT currently does not have any pre-2012 capital loss carryforwards, however, substantially all of the capital loss carryforwards of the other Funds are from pre-2012 tax years; thus, shareholders of BKT may be subject to such taxable excess distributions as shareholders of the Combined Fund.

Tax Considerations.

Each Reorganization is intended to qualify as a “reorganization” within the meaning of the Code. If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Funds will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganizations. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to each Reorganization, including distributions attributable to their proportionate share of Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations. Such distribution may be taxable to shareholders for U.S. federal income tax purposes. It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

See “Certain Federal Income Tax Consequences of the Reorganizations” for a summary of certain U.S. federal income tax consequences of the Reorganizations.

General Risks of Investing in the Acquiring Fund

The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. The risks that predominately affect Acquiring Fund Shares include the following:

Investment and Market Discount Risk. An investment in the Acquiring Fund Shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Acquiring Fund Shares will fluctuate with market conditions and other factors. Common shares are designed for long-term investors and the Acquiring Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk is separate and distinct from the risk that the Acquiring Fund’s NAV could decrease as a result of its investment activities. At any point in time an investment in the Acquiring Fund Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Acquiring Fund. This risk may be greater for investors who sell their common shares in a relatively short period of time after completion of the Reorganizations. The Acquiring Fund uses leverage, which magnifies the Acquiring Fund’s investment risk, market discount risk and certain other risks.

Fixed Income Securities Risks. Fixed income securities in which the Acquiring Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Acquiring Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Acquiring Fund’s investments will not affect interest income derived from instruments already owned by the Acquiring Fund, but will be reflected in the Acquiring Fund’s NAV. The Acquiring Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Acquiring Fund’s management. To the extent the Acquiring Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Acquiring Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Acquiring Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. government securities. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Acquiring Fund’s use of leverage, as described below, will tend to increase the Acquiring Fund’s interest rate risk. The Acquiring Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Acquiring Fund and decreasing the Acquiring Fund’s exposure to interest rate risk. The Acquiring Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Acquiring Fund to reduce interest rate risk will be successful or that any hedges that the Acquiring Fund may establish will perfectly correlate with movements in interest rates.

The Acquiring Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Acquiring Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Acquiring Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the NAV of the Acquiring Fund Shares.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the Acquiring Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Acquiring Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See “—Below Investment Grade Securities Risk.” In addition, to the extent the Acquiring Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Acquiring Fund to reinvest in lower yielding securities, resulting in a possible decline in the Acquiring Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if the Acquiring Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Acquiring Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Acquiring Fund has no set policy regarding portfolio maturity or duration. The Investment Advisor may seek to adjust the portfolio’s duration or maturity based on their assessment of current and projected market conditions and all factors that the Investment Advisor deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Acquiring Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Acquiring Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Investment Advisor’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time. Generally speaking, the longer the duration of the Acquiring Fund’s portfolio, the more exposure the Acquiring Fund will have to the interest rate risks described above.

Yield and Ratings Risk. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s and S&P, which are described in Appendix E to the Statement of Additional Information, represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Acquiring Fund, a rated security may cease to be rated. The Investment Advisor will consider such an event in determining whether the Acquiring Fund should continue to hold the security.

Below Investment Grade Securities Risk. The Acquiring Fund may invest in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below, or unrated but judged to be of comparable quality by the Investment Advisor), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. See “—Risk Associated with Recent Market Events.”

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Acquiring Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s NAV. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in Acquiring Fund Shares, both in the short-term and the long-term.

The prices of fixed income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current extraordinarily low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

The lowest rated bonds in which the Acquiring Fund may invest are securities rated in the category “C” or determined by the Investment Advisor to be of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced.

Unrated Securities Risk. Because the Acquiring Fund may purchase securities that are not rated by any rating organization, the Investment Advisor may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Acquiring Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Acquiring Fund invests in unrated securities, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Mortgage-Related Securities Risks. Investing in mortgage-backed securities (“MBS”) entails various risks. MBS represent an interest in a pool of mortgages. The risks associated with MBS include: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the issuing vehicle and the return to investors in such MBS); whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS; risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. In addition, the Acquiring Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Acquiring Fund to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. During such periods, the reinvestment of prepayment proceeds by the Acquiring Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, lengthening the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of fixed income securities. Moreover, the relationship between borrower prepayments and changes in interest rates may mean some high-yielding MBS and other asset-backed securities have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities.

In general, losses on a mortgaged property securing a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, then by the holder of a mezzanine loan or B-Note, if any, then by the “first loss” subordinated security holder (generally, the “B-Piece” buyer) and then by the holder of a higher rated security. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit, mezzanine loans or B-Notes, and any classes of securities junior to those in which the Acquiring Fund invests, the Acquiring Fund will not be able to recover all of its investment in the MBS it purchases. MBS in which the Acquiring Fund invests may not contain reserve funds, letters of credit, mezzanine loans and/or junior classes of securities. The prices of lower credit quality securities are generally less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments.

Please see “Mortgage-Related Securities Risk” in the Statement of Additional Information for additional information about the risks associated with mortgage-related securities.

Stripped Mortgage-Backed Securities Risk. Stripped MBS may be subject to additional risks. Stripped MBS includes the IO class, which receives all of the interest from the mortgage assets, and the PO class, which receives all of the principal from the mortgage assets. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets and a rapid rate of principal payments may have a material adverse effect on the Acquiring Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Acquiring Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

ABS Risk. Asset-backed securities (“ABS”) involve certain risks in addition to those presented by MBS. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. Relative to MBS, ABS may provide the Acquiring Fund with a less effective security interest in the underlying collateral and are more dependent on the borrower’s ability to pay. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS has structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a significant rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

The collateral underlying ABS may constitute assets related to a wide range of industries and sectors, such as credit card and automobile receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. The Credit CARD Act of 2009 imposes new regulations on the ability of credit card issuers to adjust the interest rates and exercise various other rights with respect to indebtedness extended through credit cards. The Acquiring Fund and the Investment Advisor cannot predict what effect, if any, such regulations might have on the market for ABS and such regulations may adversely affect the value of ABS owned by the Acquiring Fund. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Acquiring Fund. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. In recent years, certain automobile manufacturers have been granted access to emergency loans from the U.S. government and have experienced bankruptcy. As a result of these events, the value of securities backed by receivables from the sale or lease of automobiles may be adversely affected.

Some ABS, particularly home equity loan transactions, are subject to interest rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this Joint Proxy Statement/Prospectus in further detail, including under “—Fixed Income Securities Risk,” and in the Statement of Additional Information, including under “Risk Factors and Special Considerations—Inflation Risk” and “Risk Factors and Special Considerations—Deflation Risk.” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “—Below Investment Grade Securities Risk.”

U.S. Government Securities Risk. U.S. government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. government securities change as interest rates fluctuate. On August 5, 2011, S&P lowered its long-term sovereign credit rating on U.S. government debt to AA+ from AAA with a negative outlook. As of March 31, 2014, this rating remains unchanged, but S&P’s outlook has been upgraded to “stable.” Moody’s affirmed the Aaa long-term sovereign credit rating of U.S. government debt on November 21, 2011 while maintaining its negative outlook, and as of March 31, 2014 this rating remains unchanged, but Moody’s outlook has been upgraded to “stable.” The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Acquiring Fund. The Investment Advisor cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Acquiring Fund’s portfolio.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Acquiring Fund owns a preferred security that is deferring its distributions, the Acquiring Fund may be required to report income for tax purposes although it has not yet received such income.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than debt instruments.

Limited Voting Rights. Generally, preferred security holders (such as the Acquiring Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Acquiring Fund.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®”); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

New Types of Securities. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Acquiring Fund reserves the right to invest in these securities if the Investment Advisor believes that doing so would be consistent with the Acquiring Fund’s investment objective and investment policies. Since the market for these instruments would be new, the Acquiring Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Restricted and Illiquid Securities Risk. The Acquiring Fund may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Acquiring Fund may not be able to readily dispose of such securities at prices that approximate those at which the Acquiring Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Acquiring Fund’s NAV and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, the Acquiring Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Acquiring Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Acquiring Fund might obtain a less favorable price than the price that prevailed when the Acquiring Fund decided to sell. The Acquiring Fund may be unable to sell restricted and other illiquid securities at opportune times or prices.

Non-U.S. Securities Risk. The Acquiring Fund may invest in non-U.S. securities. Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of non-U.S. securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country. In addition, the Acquiring Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Acquiring Fund to lose money on its investments in non-U.S. securities. The Acquiring Fund will be subject to additional risks if it invests in non-U.S. securities, which include seizure or nationalization of foreign deposits. Non-U.S. securities may trade on days when the Acquiring Fund Shares are not priced or traded.

Rules adopted under the 1940 Act permit the Acquiring Fund to maintain its non-U.S. securities and foreign currency in the custody of certain eligible non-U.S. banks and securities depositories, and the Acquiring Fund generally holds its non-U.S. securities and foreign currency in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Acquiring Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Acquiring Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Acquiring Fund can earn on its investments and typically results in a higher operating expense ratio for the Acquiring Fund than for investment companies invested only in the United States.

Certain banks in foreign countries may not be eligible sub-custodians for the Acquiring Fund, in which event the Acquiring Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Acquiring Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Acquiring Fund may encounter difficulties in effecting portfolio transactions on a timely basis with respect to any securities of issuers held outside their countries.

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Acquiring Fund’s ability to purchase or sell non-U.S. securities or transfer the Acquiring Fund’s assets or income back into the United States, or otherwise adversely affect the Acquiring Fund’s operations. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Acquiring Fund. If such restrictions should be reinstituted, it might become necessary for the Acquiring Fund to invest all or substantially all of its assets in U.S. securities.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Acquiring Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Acquiring Fund’s investments.

In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Investment Advisor to completely and accurately determine a company’s financial condition.

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Acquiring Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its non-U.S. securities.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and foreign countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Acquiring Fund to carry out transactions. If the Acquiring Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Acquiring Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Acquiring Fund could be liable for any losses incurred.

While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the NYSE. Accordingly, the Acquiring Fund’s non-U.S. securities may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.

A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Acquiring Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Acquiring Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. If the Acquiring Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of the Acquiring Fund’s expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Acquiring Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

Emerging Markets Risk. The Acquiring Fund may invest in non-U.S. securities of issuers in so-called “emerging markets” (or lesser developed countries). Such investments are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Acquiring Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Acquiring Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Acquiring Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Acquiring Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Acquiring Fund.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Acquiring Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Acquiring Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign Currency Risk. Because the Acquiring Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Acquiring Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Acquiring Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Investment Advisor may, but is not required to, elect for the Acquiring Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Leverage Risk. The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Acquiring Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. The Acquiring Fund’s leveraging strategy may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Acquiring Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Acquiring Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	when the Acquiring Fund uses financial leverage, the management fee payable to the Investment Advisor will be higher than if the Acquiring Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Acquiring Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Acquiring Fund’s portfolio declines, leverage will result in a greater decrease in NAV to the holders of common shares than if the Acquiring Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. While the Acquiring Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Acquiring Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Acquiring Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of common shares relative to the circumstance where the Acquiring Fund had not reduced leverage. The Acquiring Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Certain types of leverage used by the Acquiring Fund may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Acquiring Fund. The terms of any borrowings or these rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede them from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and investment policies.

The Acquiring Fund may invest in the securities of other investment companies. Such investment companies may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the NAV of the Acquiring Fund Shares and the returns to the holders of Acquiring Fund Shares.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Acquiring Fund, that the market value of the securities sold by the Acquiring Fund may decline below the price at which the Acquiring Fund is obligated to repurchase the securities and that the securities may not be returned to the Acquiring Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value of the securities the Acquiring Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Acquiring Fund sells securities becomes insolvent, the Acquiring Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Investment Advisor’s ability to predict correctly interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. These transactions may involve leverage.

When-Issued and Forward Commitment Risk. The Acquiring Fund may purchase securities on a when-issued basis (including on a forward commitment or “TBA” (to be announced) basis). When-issued transactions occur when securities are purchased or sold by the Acquiring Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Acquiring Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Acquiring Fund will not accrue income with respect to a when-issued security prior to its stated delivery date. Purchasing securities on a when-issued basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Strategic Transactions and Derivatives Risks. The Acquiring Fund may engage in various Strategic Transactions (see “The Acquiring Fund’s Investments—Portfolio Contents and Techniques—Strategic Transactions” for the definition and description of Strategic Transactions) for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities or, to the extent applicable, to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Acquiring Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Acquiring Fund’s costs associated with its leverage strategy. The use of Strategic Transactions to enhance current income may be particularly speculative.

Strategic Transactions involve risks. The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than exchange-traded instruments. Furthermore, the Acquiring Fund’s ability to successfully use Strategic Transactions depends on the Investment Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Additionally, liquid assets designated on the Acquiring Fund’s books and records or segregated with a custodian, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Acquiring Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Acquiring Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

The Acquiring Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as credit risk, leverage risk, liquidity risk, correlation risk and index risk as described below:

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Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Acquiring Fund, or the risk that the reference entity in a derivative will not be able to honor its financial obligations. In particular, derivatives traded in over-the-counter (“OTC”) markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

•	Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Leverage Risk—the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Acquiring Fund to potential losses that exceed the amount originally invested by the Acquiring Fund. When the Acquiring Fund engages in such a transaction, the Acquiring Fund will designate on its books and records or segregate with a custodian liquid assets with a value at least equal to the Acquiring Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such designation or segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Acquiring Fund’s exposure to loss.

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Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the Acquiring Fund would like or at the price that the Acquiring Fund as seller believes the security is currently worth. There can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Acquiring Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges that limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Acquiring Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

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Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Acquiring Fund seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

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Index Risk—If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Acquiring Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Acquiring Fund paid for such derivative. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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Volatility Risk—the risk that the Acquiring Fund’s use of derivatives may reduce income or gain and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price over a defined time period. The Acquiring Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited.

When a derivative is used as a hedge against a position that the Acquiring Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Acquiring Fund’s hedging transactions will be effective. The Acquiring Fund could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. The Investment Advisor may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Acquiring Fund’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Acquiring Fund to sell or otherwise close a derivatives position could expose the Acquiring Fund to losses and could make derivatives more difficult for the Acquiring Fund to value accurately.

When engaging in a hedging transaction, the Acquiring Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Acquiring Fund from achieving the intended hedge or expose the Acquiring Fund to a risk of loss. The Acquiring Fund may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does not foresee the occurrence of the risk. It may not be possible for the Acquiring Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Acquiring Fund from the decline in value of the portfolio positions anticipated as a result of such change. The Acquiring Fund may also be restricted in its ability to effectively manage the portion of its assets that are segregated or earmarked to cover its obligations. In addition, it may not be possible to hedge at all against certain risks.

If the Acquiring Fund invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Acquiring Fund.

The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Acquiring Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Investment Advisor seeks to use derivatives to further the Acquiring Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Counterparty Risk. The Acquiring Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Acquiring Fund. Because derivative transactions in which the Acquiring Fund may engage may involve instruments that are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Acquiring Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Acquiring Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Acquiring Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Acquiring Fund intends to enter into transactions only with counterparties that the Investment Advisor believes to be creditworthy, there can be no assurance that, as a result, a counterparty will not default and that the Acquiring Fund will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Acquiring Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Acquiring Fund may be exposed to the risk of a court treating the Acquiring Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Acquiring Fund.

In addition, the Acquiring Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Acquiring Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Acquiring Fund will not sustain a loss on a transaction as a result.

Swaps Risk. Swaps are types of derivatives. Swap agreements involve the risk that the party with which the Acquiring Fund has entered into the swap will default on its obligation to pay the Acquiring Fund and the risk that the Acquiring Fund will not be able to meet its obligations to pay the other party to the agreement. In order to seek to hedge the value of the Acquiring Fund’s portfolio, to hedge against increases in the Acquiring Fund’s cost associated with the interest payments on its outstanding borrowings or, to the extent applicable, to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into swaps. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. The Acquiring Fund is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect the Acquiring Fund’s ability to successfully use swaps.

Options Risk. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Transactions and Options Risk. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Acquiring Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Investment Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Acquiring Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Acquiring Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Acquiring Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

The particular securities comprising the index underlying a securities index financial futures contract may vary from the securities held by the Acquiring Fund. As a result, the Acquiring Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Acquiring Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Acquiring Fund’s investments as compared to those comprising the securities index and general economic or political factors. In addition, the correlation between movements in the value of the securities index may be subject to change over time as additions to and deletions from the securities index alter its structure. The correlation between futures contracts on U.S. government securities and the securities held by the Acquiring Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Acquiring Fund may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Acquiring Fund may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Acquiring Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Acquiring Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Acquiring Fund’s ability to hedge effectively its investments in securities. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges that limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

The successful use of transactions in futures and related options also depends on the ability of the Investment Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Acquiring Fund or such rates move in a direction opposite to that anticipated, the Acquiring Fund may realize a loss on the strategic transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Acquiring Fund’s total return for such period may be less than if it had not engaged in the strategic transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Acquiring Fund of margin deposits in the event of bankruptcy of a broker with which the Acquiring Fund has an open position in a financial futures contract. Because the Acquiring Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Acquiring Fund’s return, any losses incurred in connection therewith may, if the strategy is successful, be offset in whole or in part by increases in the value of securities held by the Acquiring Fund or decreases in the price of securities the Acquiring Fund intends to acquire.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Acquiring Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Acquiring Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. The absence of liquidity may make it difficult or impossible for the Acquiring Fund to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Clearing Broker and Central Clearing Counterparty Risks. The Commodity Exchange Act (“CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulations. There is a risk that assets deposited by the Acquiring Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s clearing broker. In addition, the assets of the Acquiring Fund might not be fully protected in the event of the Acquiring Fund’s clearing broker’s bankruptcy, as the Acquiring Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures or options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Acquiring Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Acquiring Fund with the clearing organization.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Act (the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisors. The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Acquiring Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Advisor, or at least make them more costly.

Recently, new regulations have required the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these new regulatory requirements change the Acquiring Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Acquiring Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Acquiring Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Investment Advisor may be required to become participants of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Acquiring Fund. In either scenario, the Investment Advisor and/or the Acquiring Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Advisor, or at least make them more costly.

Additionally, the Regulators plan to finalize proposed regulations that would require swap dealers to collect from the Acquiring Fund initial margin and variation margin for uncleared derivatives transactions and that would impose upon swap dealers new capital requirements. These requirements, when finalized, may make certain types of trades and/or trading strategies more costly or impermissible.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Investment Advisor cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Acquiring Fund. Changing approaches to regulation may have a negative impact on the securities in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objective. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords (“Basel III”), the market may not react the way the Investment Advisor expects. Whether the Acquiring Fund achieves its investment objective may depend on, among other things, whether the Investment Advisor correctly forecasts market reactions to this and other legislation. In the event the Investment Advisor incorrectly forecasts market reaction, the Acquiring Fund may not achieve its investment objective.

Risks Associated with Recent Market Events. In the recent past, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the repricing of credit risk in the broadly syndicated market, among other things. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led in the recent past, and may lead in the future, to worsening general economic conditions, which did, and could, materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial firms in particular. These events adversely affected (and could adversely affect in the future) the willingness of some lenders to extend credit in general, which may have made it (and could make it in the future) more difficult for issuers of fixed income securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers would be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of fixed income securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These events may increase the volatility of the value of securities owned by the Acquiring Fund and/or result in sudden and significant valuation increases or decreases in its portfolio. These events also may make it more difficult for the Acquiring Fund to accurately value its securities or to sell its securities on a timely basis. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the common shares. These events adversely affected the broader economy, and may continue to do so, which may adversely affect the ability of issuers of securities owned by the Acquiring Fund to make payments of principal and interest when due, lead to lower credit ratings and increase defaults. There is also a risk that developments in sectors of the credit markets in which the Acquiring Fund does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Acquiring Fund does invest, including securities owned by the Acquiring Fund.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. In 2010, several EU countries, including Greece, Ireland, Italy, Spain and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Recent downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Acquiring Fund’s ability to achieve its investment objective.

General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of securities and significant and rapid value decline in certain instances. Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Acquiring Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Acquiring Fund’s portfolio, this may impact the asset coverage levels for the Acquiring Fund’s outstanding leverage.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, further downgrades of U.S. government securities and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Acquiring Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets. Non-investment grade and equity securities tend to be more volatile than investment grade fixed income securities; therefore these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade and equity securities than on investment grade fixed income securities. There can be no assurance that these events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk. The recent instability in the financial markets discussed above has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Acquiring Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Acquiring Fund is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objective.

Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act have been or will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisors, and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Acquiring Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impacts on trading and operations, as well as, potentially, the operations and structure of the Acquiring Fund.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as the Acquiring Fund and the Investment Advisor, whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (“Federal Reserve”). The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Acquiring Fund, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates the Acquiring Fund or the Investment Advisor as a systemic risk to be placed under the Federal Reserve’s supervision, the Acquiring Fund or the Investment Advisor could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions. Such requirements could hinder the Acquiring Fund’s ability to meet its investment objective and may place the Acquiring Fund at a disadvantage with respect to its competitors.

Additionally, BlackRock is, for purposes of the Bank Holding Company Act of 1956, as amended, and any rules or regulations promulgated thereunder from time to time, currently considered a subsidiary of The PNC Financial Services Group, Inc. (“PNC”), which is subject to regulation and supervision as a “financial holding company” by the Federal Reserve. The “Volcker Rule” contained in Section 619 of the Dodd-Frank Act will limit the ability of banking entities, which would include BlackRock by virtue of its relationship with PNC, to sponsor, invest in or serve as investment manager of certain private investment funds. On December 10, 2013, U.S. financial regulators adopted final regulations (the “Final Regulations”) to implement the statutory mandate of the Volcker Rule. Pursuant to the Dodd-Frank Act, the Volcker Rule’s effective date was July 21, 2012 and the Final Regulations become effective on April 14, 2014; however, concurrent with the adoption of the Final Regulations the Federal Reserve granted a statutorily permitted conformance period, essentially making the effective date of the Volcker Rule and the Final Regulations July 21, 2015. The Volcker Rule and the Final Regulations could have a significant negative impact on BlackRock and the Investment Advisor. BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on the Acquiring Fund. Upon the end of the applicable conformance period, BlackRock’s relationship with PNC may require BlackRock to curtail some or all of the Acquiring Fund’s activities with respect to PNC (if any).

The continuing implementation of the Dodd-Frank Act could also adversely affect the Investment Advisor and the Acquiring Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Investment Advisor’s and the Acquiring Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Investment Advisor and the Acquiring Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Investment Advisor and the Acquiring Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011 the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Acquiring Fund’s use of derivatives, which could have an adverse impact on the Acquiring Fund. The Investment Advisor cannot predict the effects of these regulations on the Acquiring Fund’s portfolio. The Investment Advisor intends to monitor developments and seeks to manage the Acquiring Fund’s portfolio in a manner consistent with achieving the Acquiring Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Certain lawmakers support an increase in federal revenue as a component of a plan to address the growing federal budget deficit. Also, comprehensive federal tax reform is the subject of political attention.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Acquiring Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

1940 Act Regulation. The Acquiring Fund is a registered closed-end investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Market and Selection Risk. Market risk is the possibility that the market values of securities owned by the Acquiring Fund will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably.

The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Acquiring Fund to greater market risk than a fund that does not own these types of securities.

Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

When-issued transactions are subject to changes in market conditions from the time of the commitment until settlement, which may adversely affect the prices or yields of the securities being purchased. The greater the Acquiring Fund’s outstanding commitments for these securities, the greater the Acquiring Fund’s exposure to market price fluctuations.

Selection risk is the risk that the securities that the Acquiring Fund’s management selects will underperform the equity and/or bond market, the market relevant indices or other funds with a similar investment objective and investment strategies.

Potential Conflicts of Interest of the Investment Advisor and Others. BlackRock, the ultimate parent company of the Investment Advisor, and its Affiliates (as defined in “Conflicts of Interest” in the Statement of Additional Information) are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Acquiring Fund. BlackRock and its Affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Acquiring Fund. Subject to the requirements of the 1940 Act, BlackRock and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its Affiliates are under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, BlackRock and its Affiliates may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an Affiliate or another account managed by an Affiliate and it is possible that the Acquiring Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The 1940 Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company, as well as affiliated persons of such affiliated persons. Among others, affiliated persons of an investment company include its investment advisor; officers; directors/trustees; any person who directly or indirectly controls, is controlled by or is under common control with such investment company; any person directly or indirectly owning, controlling or holding with power to vote, five percent or more of the outstanding voting securities of such investment company; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such investment company. BlackRock has adopted policies and procedures designed to address potential conflicts of interests. For additional information about potential conflicts of interest and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest” in the Statement of Additional Information.

Portfolio Turnover Risk. The Acquiring Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Acquiring Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk. The Acquiring Fund’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status or to change the composition of the Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Acquiring Fund. See “Certain Provisions of the Charter.”

Please see “Risk Factors and Special Considerations” in the Statement of Additional Information for additional information about the risks associated with the Acquiring Fund’s investments.

INFORMATION ABOUT THE REORGANIZATIONS

The Reorganizations seek to combine three funds that have the same investment advisor, certain shared portfolio managers and the same Board members. BNA and BHK have substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. BKT and BHK each has income-oriented investment policies and restrictions, however, BHK’s investment objective and investment policies permit a more diversified portfolio than BKT in terms of investments and credit quality. BHK and BNA invests a substantial portion of their respective portfolio in investment grade bonds, including corporate bonds, U.S. government securities and mortgage-related securities. BHK and BNA may also invest up to 25% of their respective total managed assets in below investment grade securities. At least 80% of BKT’s assets are invested in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. BKT may invest up to 20% of its assets in other securities that have been determined by the Investment Advisor to be of comparable credit quality to the rated securities described above. BKT may also invest up to 15% of its assets in securities rated at least AA/Aa by Moody’s, S&P, Fitch or other nationally recognized statistical rating organization. See “Comparison of the Funds’ Investments” for additional information about the Funds’ investment objectives and investment policies.

Under the Reorganization Agreements (a form of which is attached as Appendix A to the Statement of Additional Information), each Target Fund will merge directly with and into the Acquiring Fund. In connection with the Reorganizations, the Acquiring Fund will issue additional Acquiring Fund Shares and list such shares for trading on the NYSE (each, an “Issuance”) and the outstanding common shares of each Target Fund will be exchanged for the newly-issued Acquiring Fund Shares in the form of book entry interests. The aggregate NAV (not the market value) of the Acquiring Fund Shares received by the Target Fund shareholders in each Reorganization will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the applicable costs of such Reorganization (although Target Fund shareholders may receive cash for their fractional common shares). In the Reorganizations, shareholders of each Target Fund will receive Acquiring Fund Shares based on the relative NAV, not the market value, of each respective Target Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Reorganizations.

As soon as practicable after the Closing Date for the Reorganizations, the Target Funds whose Reorganizations were completed will deregister as investment companies under the 1940 Act. The Acquiring Fund will continue to operate as a registered, diversified, closed-end investment company with the investment objectives and investment policies described in this Joint Proxy Statement/Prospectus.

Assuming that a Target Fund’s Reorganization is complete, Acquiring Fund Shares will be distributed pro rata to the holders of record of each of the Target Fund’s common shares, as applicable. Such distribution of Acquiring Fund Shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Target Fund and transferring to those shareholder accounts Acquiring Fund Shares. Each newly-opened account on the books of the Acquiring Fund for the former shareholders of the Target Funds will represent the respective pro rata number of Acquiring Fund Shares (rounded down, in the case of fractional common shares held other than in a Reinvestment Plan account, to the next largest number of whole common shares) due such shareholder. No fractional Acquiring Fund Shares will be issued (except for common shares held in a Reinvestment Plan account). In the event there are fractional common shares in an account other than a Reinvestment Plan account, the Acquiring Fund’s transfer agent will aggregate all such fractional Acquiring Fund Shares and sell the resulting whole common shares on the NYSE, for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of Target Fund common share certificates. See “—Terms of the Reorganization Agreements—Surrender and Exchange of Share Certificates” for a description of the procedures to be followed by the Target Funds’ shareholders to obtain their Acquiring Fund Shares (and cash in lieu of fractional common shares, if any).

As a result of the Reorganizations, each shareholder of a Target Fund will own Acquiring Fund Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s Target Fund common shares immediately prior to the Closing Date, less the applicable costs of the Reorganizations. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Reorganizations. Since the Acquiring Fund Shares will be issued at NAV in exchange for the common shares of each Target Fund having a value equal to the aggregate NAV of those Acquiring Fund Shares, the NAV per share of Acquiring Fund Shares should remain virtually unchanged by the Reorganizations except for its share of the applicable costs of the Reorganizations. Thus, the Reorganizations will result in no dilution of the NAV of the Acquiring Fund Shares, other than to reflect the applicable costs of the Reorganization. However, as a result of the Reorganizations, a shareholder of any of the Funds will hold a reduced percentage of ownership in the Combined Fund than such shareholder did in any of the Target Funds. No sales charge or fee of any kind will be charged to shareholders of the Target Funds in connection with their receipt of Acquiring Fund Shares in the Reorganizations.

If a Reorganization is not approved by a Target Fund’s shareholders, such Target Fund will continue to operate, for the time being, as a stand-alone Maryland corporation and will continue to be advised by the Investment Advisor. If, however, the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of such Target Fund. In the event the Acquiring Fund shareholders do not approve a Reorganization, then the affected Target Fund would continue to exist and operate on a stand-alone basis. An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the other Reorganization.

The Board’s Recommendation

Each Board recommends that shareholders of its Fund approve such Fund’s proposed Reorganization(s) at the Special Meeting to be held on September 30, 2014 at 9:00 a.m. (Eastern time). The Acquiring Fund’s Reorganizations include the Issuances.

Shareholder approval of the BKT Reorganization requires the affirmative vote of a majority of the outstanding shares of BKT entitled to vote.

Shareholder approval of the BNA Reorganization requires the affirmative vote of a majority of the outstanding shares of BNA entitled to vote.

Shareholder approval of each of BHK’s proposed Reorganizations with each of BKT and BNA requires the affirmative vote of a 1940 Act Majority.

A 1940 Act Majority means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

Subject to the requisite approval of the shareholders of each Fund with regard to its Reorganization(s), it is expected that the Closing Date will be sometime during the fourth quarter of 2014, but it may be at a different time as described herein.

The BKT Board recommends that shareholders of BKT vote “FOR” BKT’s proposed Reorganization.

The BNA Board recommends that shareholders of BNA vote “FOR” BNA’s proposed Reorganization.

The Acquiring Fund Board recommends that shareholders of the Acquiring Fund vote “FOR” each of BHK’s proposed Reorganizations with each of BKT and BNA.

For additional information regarding voting requirements, see “Voting Information and Requirements.” Investing in the Combined Fund following the Reorganization involves risks. For additional information, see “Risk Factors and Special Considerations.”

Reasons for the Reorganizations

The Board of each Fund, including the Independent Board Members, has unanimously approved its Reorganization(s) including its respective Reorganization Agreement(s), at meetings held on June 5-6, 2014. Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that its Reorganization(s) would be in the best interests of such Fund and that the interests of its existing shareholders would not be diluted with respect to net asset value as a result of the Reorganization(s). As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to its proposed Reorganization(s). The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Board of each Fund considered its Reorganization(s) over a series of meetings. In preparation for the meetings of each Board held on June 5-6, 2014 (the “Meeting”) at which the Reorganizations were approved, the Investment Advisor provided each Board with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations.

Each Board considered a number of factors presented at the time of the Meeting or prior meetings in reaching their determinations, including, but not limited to, the following, which are discussed in further detail below:

•	potential for improved economies of scale and a lower Total Expense Ratio with respect to each Fund;

•	alternatives to the Reorganizations for each Fund;

•	the potential effects of the Reorganizations on the earnings and distributions of each Fund;

•	the potential effects of the Reorganizations on each Fund’s premium/discount to NAV;

•	the compatibility of the Funds’ investment objectives, investment policies and related risks and risk profiles;

•	consistency of portfolio management and portfolio composition;

•	the potential for improved secondary market trading;

•	the potential for operating and administrative efficiencies;

•	the anticipated tax-free nature of the Reorganizations (except with respect to taxable distributions from any Fund prior to, or after, the consummation of the Reorganizations);

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganizations;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights; and

•	any potential benefits of the Reorganizations to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Expense Ratio of its Fund (including estimated expenses of the Combined Fund after the Reorganizations). The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 0.89% on a historical and pro forma basis for the 12-month period ended February 28, 2014, representing a reduction in the Total Expense Ratio for the shareholders of BKT, BNA and BHK of 0.09%, 0.03% and 0.09%, respectively, as a percentage of average net assets attributable to common shares. The estimated Total Expense Ratio (excluding investment related expenses) for the Combined Fund (assuming all the Reorganizations are consummated) is projected to be equal to or below the median compared to each Fund’s current Lipper peer group. There can be no assurance that future expenses will not increase or that any expense savings will be realized as a result of any Reorganization. Moreover, the level of expense savings (or increases) will vary depending upon the combination of the Funds in the Reorganizations.

Potential Effects of the Reorganizations on Earnings and Distributions. The Board noted that the Combined Fund’s earnings yield on NAV immediately following the Reorganizations is expected to be lower than BNA’s and BHK’s current earnings yield on NAV and comparable (i.e., the same or slightly lower or higher) to BKT’s current earnings yield on NAV; thus, assuming BHK’s distribution policy remains in place after the Reorganizations, shareholders of BNA and BHK may experience a decrease in their distribution yield on NAV immediately after the Reorganizations, and immediately after the Reorganizations shareholders of BKT may experience a distribution yield on NAV comparable (i.e., the same or slightly lower or higher) to their current distribution yield on NAV.

The Board noted that the Investment Advisor intends to reposition the Combined Fund’s portfolio after the completion of the Reorganizations by selling a significant portion of the higher rated assets acquired from BKT that are generally lower yielding than the assets currently held by BHK and using the proceeds to purchase assets with risk/return profiles similar to those assets currently held by BHK and consistent with the Combined Fund’s investment objectives and investment policies (the “Repositioning”). The Combined Fund will continue to hold a portion of the assets acquired from BKT after the Repositioning. The Combined Fund generally intends to hold those assets acquired from BKT that have yields higher than or comparable to the assets currently held by BHK. However, the Combined Fund may also hold a portion of BKT’s lower yielding assets after the Repositioning. The Investment Advisor anticipates that the Repositioning will enable the Combined Fund to attain a risk/return profile comparable to the current risk/return profiles of BNA and BHK. The Combined Fund’s earnings and distribution yields on NAV after the Repositioning are expected to be comparable (i.e., the same or slightly lower or higher) to the current earnings and distribution yields on NAV of BNA and BHK. However, there can be no assurance that the Combined Fund can successfully implement the Repositioning. The Combined Fund’s ability to execute the Repositioning depends on many factors, including portfolio transaction costs, market rates of interest, the availability of attractive securities to purchase, market liquidity, regulatory considerations and restrictions, the U.S. federal income tax rules applicable to reorganizations and general economic and market conditions. If the Combined Fund is unable to successfully implement the Repositioning, then the Combined Fund’s earnings yield on NAV may be lower than BNA’s and BHK’s current earnings yield on NAV; and assuming BHK’s distribution policy remains in place after the Reorganizations, shareholders of BNA and BHK may experience a decrease in their distribution yield on NAV after the Reorganizations. Nevertheless, shareholders of BNA and BHK are expected to benefit from a reduction in BNA’s and BHK’s Total Expense Ratio of approximately 0.03% and 0.09%, respectively. It is also anticipated that shareholders of BNA and BHK may benefit from other potential benefits associated with the Reorganizations (including as a result of the Combined Fund’s larger size) as more fully discussed below.

It is estimated that no more than 67% of the Combined Fund’s portfolio will be repositioned in connection with the Repositioning; however, the Combined Fund may reposition less than 67% of the Combined Fund’s portfolio. Assuming the Combined Fund had repositioned 67% of its assets on July 24, 2014, it is estimated that the Combined Fund would have realized a net loss of approximately $7,990,000 and incurred portfolio transaction costs of approximately $3,115,000. Portfolio transaction costs incurred in connection with the Repositioning will be borne by the Combined Fund shareholders. The foregoing figures are only estimates and may vary significantly from those experienced by the Combined Fund in the Repositioning.

The Combined Fund’s earnings and distribution yield on NAV will change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution yield on NAV prior to the Reorganizations. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, performance of its investments, level of retained earnings, the amount of leverage utilized by the Fund and the effects thereof, the costs of such leverage, the movement of interest rates and general market conditions.

Potential Effects of the Reorganizations on Premium/Discount to NAV. Each Board noted that the common shares of its Fund have historically fluctuated between a discount and a premium. Each Target Fund Board noted that to the extent its Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganizations, the Target Fund’s shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. Each Target Fund’s Board also noted that to the extent its Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganizations, the Target Fund’s shareholders may be negatively impacted if its Reorganization is consummated. The Board of the Acquiring Fund noted that Acquiring Fund shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganizations discount (or premium) improves.

Compatibility of Investment Objectives, Investment Policies and Related Risks and Risk Profiles. Each Board noted that its Fund’s shareholders will remain invested in a NYSE-listed, closed-end management investment company that will have substantially greater net assets and compatible investment objectives and investment policies, subject to the differences described below and in “Comparison of the Funds’ Investments.”

BNA and BHK have substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each of BNA and BHK invests its assets primarily in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, U.S. government and agency securities and mortgage-related securities.

BNA and BHK may also invest up to 25% of its total managed assets in below investment grade securities. BNA and BHK may invest in a diversified portfolio of corporate bonds, U.S. government and agency securities and mortgage-related securities.

BKT and BHK each has income-oriented investment policies and restrictions, however, BHK’s investment objective and investment policies permit a more diversified portfolio than BKT in terms of investments and credit quality. While BHK may invest in below investment grade securities and lower rated investment grade securities, BKT invests substantially all of its assets in securities rated in the two highest ratings categories or securities determined by the Investment Advisor to be of comparable credit quality. At least 80% of BKT’s assets are invested in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. BKT may invest up to 20% of its assets in other securities that have been determined by the Investment Advisor to be of comparable credit quality to the rated securities described above. BKT may also invest up to 15% of its assets in securities rated at least AA/Aa by Moody’s, S&P, Fitch or other nationally recognized statistical rating organization. In addition, BKT invests at least 65% of its assets in mortgage-backed securities.

The style and risk/return profile of the Combined Fund is expected to remain at least in the near-to-medium term comparable to those of BNA and BHK because of the substantial similarities in the investment policies and portfolio compositions of BNA and BHK. However, risks associated with mortgage-related securities, including the IO class or PO class of stripped mortgage-backed securities, may be greater in the Combined Fund’s portfolio than in the portfolios of BNA or BHK because the Combined Fund may have a larger portion of its portfolio in mortgage-related securities than BNA or BHK as a result of the Combined Fund’s acquisition of legacy BKT assets. See “Comparison of Risks,” “General Risks of Investing in the Acquiring Fund—Mortgage-Related Securities Risks” and “General Risks of Investing in the Acquiring Fund—Stripped Mortgage-Backed Securities Risk” under the section entitled “Risk Factors and Special Considerations.”

BKT shareholders will be subject to greater credit risks because of the Combined Fund’s broader and more diversified approach to investments and credit quality, which could also provide the potential for greater return. BKT invests substantially all of its assets in securities that at the time of investment are rated at least AA/Aa by nationally recognized statistical rating organization or securities of comparable credit quality, while BNA and BHK may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by nationally recognized rating agency or bonds of comparable quality. BKT shareholders may also become subject to risks associated with securities that are not currently held by BKT, such as risks associated with corporate bonds and other securities. The foregoing risks to BKT shareholders will be heightened as a result of the Repositioning. See “Comparison of Risks” and “General Risks of Investing in the Acquiring Fund” under the section entitled “Risk Factors and Special Considerations.”

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that its Fund will continue to have the same investment advisor. In addition, each Fund will continue to have at least one of its current portfolio managers on the Combined Fund’s portfolio management team (one of BKT’s portfolio managers, Mr. Akiva Dickstein, will not be part of the Combined Fund’s portfolio management team); thus, each Fund’s shareholders will benefit from the continuing experience and expertise of at least one portfolio manager from such Fund’s current portfolio management team. BKT is currently managed by a team of investment professionals comprised of Messrs. Akiva Dickstein and Tom Musmanno. BNA and BHK are currently managed by a team of investment professionals comprised of Messrs. Tom Musmanno and James E. Keenan. After the Reorganizations, it is expected that Messrs. Musmanno and Keenan will comprise the team of investment professionals for the Combined Fund.

Each Board also considered the portfolio composition of its Fund and the impact of the Reorganizations on the Fund’s portfolio. The Boards noted the substantial similarities between the portfolio holdings of BNA and BHK. The Boards also noted that while there is not substantial overlap in the portfolio holdings of BKT and BHK, the portfolio holdings of BKT are generally consistent with the portfolio guidelines of BHK. The Boards of BNA and BHK noted that the Combined Fund may have a larger portion of its portfolio in mortgage-related securities, including the IO class or PO class of stripped mortgage-backed securities, than BNA or BHK because of the Combined Fund’s holdings of legacy BKT assets.

The Board of BKT noted that the Combined Fund may have a large portion of its portfolio in lower rated investment grade securities and securities other than mortgage-related securities because the portfolios of BNA and BHK are more diversified than BKT.

See “—Compatibility of Investment Objectives, Investment Policies and Related Risks and Risk Profiles” above for a discussion regarding the Funds’ investment objectives, investment policies and related risks and risk profiles.

Potential for Improved Secondary Market Trading. While it is not possible to predict trading levels at the time the Reorganizations close, each Board considered that the Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s shareholders when purchasing or selling Combined Fund common shares and potential for improved premium/discount levels for the Combined Fund’s common shares.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms, greater flexibility managing leverage, more favorable transaction terms and better trade execution.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model, elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganization. Each Board noted that it is anticipated that shareholders of its Fund will recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganizations (except with respect to cash received in lieu of fractional shares), as each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended. Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. Such distribution may be taxable to shareholders for U.S. federal income tax purposes.

Capital Loss Carryforwards Considerations. Each Board considered that capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization will be subject to tax loss limitation rules by reason of such Fund undergoing an ownership change in the Reorganization. Each Board also considered that the ability of its Fund to fully utilize its existing capital loss carryforwards and that the actual effect of the loss limitation rules depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital. Although capital loss carryforwards from prior years can offset realized net capital gains, capital loss carryforwards will offset current earnings and profits only if they were generated in the Fund’s 2012 taxable year or thereafter. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains (which would occur, for example, if the Fund utilizes pre-2012 capital loss carryforwards to offset capital gains in that tax year), such excess is not treated as a non-taxable return of capital but rather may be taxable to shareholders at ordinary income rates even though it may economically represent a return of capital. Under certain circumstances, such taxable excess distributions could be significant. BKT currently does not have any pre-2012 capital loss carryforwards, however, substantially all of the capital loss carryforwards of the other Funds are from pre-2012 tax years; thus, shareholders of BKT may be subject to such taxable excess distributions as shareholders of the Combined Fund.

Potential Effects of the Reorganizations on Undistributed Net Investment Income. Each Board noted that all of the undistributed net investment income (“UNII”), if any, of its Fund is expected to be distributed to such Fund’s respective shareholders prior to the Reorganizations if such Fund’s Reorganization is approved by shareholders. Each Board also noted that although the Combined Fund will not have the benefit of a positive UNII balance immediately after the completion of the Reorganizations, the Combined Fund’s future distributions are expected to be aligned with sustainable earnings. However, there can be no assurance that such alignment will occur immediately following the Reorganizations or in the future. The Combined Fund’s earnings and distribution yield on NAV will change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution yield on NAV prior to the Reorganizations.

Expected Costs of the Reorganization. Each Board considered the terms and conditions of its Reorganization Agreement(s), including the estimated costs associated with each Reorganization, and the allocation of such costs among the Funds. Each Board noted, however, that the Investment Advisor anticipated that the projected costs of a consummated Reorganization may be recovered over time. The Board of BNA noted that the Investment

Advisor would bear a portion of the costs of the Reorganizations for BNA because the shareholders of BNA are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BKT and BHK.

Terms of the Reorganization and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the shares of the Combined Fund that Target Fund shareholders will receive in the Reorganizations is expected to equal the aggregate NAV (not the market value) of the Target Fund shares that Target Fund shareholders owned immediately prior to the Reorganizations, and the NAV of Target Fund shares will not be diluted as a result of the Reorganizations. Fractional Acquiring Fund Shares will generally not be issued to shareholders in connection with the Reorganizations, and Target Fund shareholders should expect to receive cash in lieu of such fractional shares.

Effect on Shareholder Rights. Each Board noted that the Acquiring Fund is organized as a Delaware statutory trust, while BNA and BKT are each organized as a Maryland corporation. Each Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Potential Benefits to the Investment Advisor and its Affiliates. Each Board recognized that the Reorganizations may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of a Target Fund as a separate fund in the BlackRock closed-end fund complex.

Each Board noted that the Investment Advisor will reduce the annual contractual investment management fee rate of the Combined Fund to 0.50% of the Combined Fund’s average weekly Managed Assets if any of the Reorganizations are consummated, which is lower than the current contractual management fee rate of each Fund. The Combined Fund will not be subject to any separate administration fee payable to the Investment Advisor or any fee waivers. The contractual management fee rate for the Combined Fund (assuming all the Reorganizations are consummated) is projected to be equal to or below the median compared to each Fund’s current Lipper peer group.

The current combined advisory and administration fee rate payable to the Investment Advisor for each Fund is as follows: 0.80% (including administration fee of 0.15%) of BKT’s average weekly net assets, 0.70% (including administration fee of 0.10%) of BNA’s average weekly net assets and 0.55% of BHK’s average weekly Managed Assets. The Investment Advisor currently waives a portion of the Acquiring Fund’s investment management fee at an annual rate of 0.03% of the Acquiring Fund’s average weekly Managed Assets. The waiver is voluntary and may be reduced or discontinued at any time without notice.

The table below presents the investment management fees (including any administration fee, as applicable) of each Fund and the Combined Fund based on average net assets attributable to common shares. The scenarios presented illustrate the pro forma effects for all possible combinations and assumes the Reorganization(s) had occurred on February 28, 2014.

BKT	BNA	BHK	BHK Pro Forma Combined Fund (BKT into BHK)	BHK Pro Forma Combined Fund (BNA into BHK)	BHK Pro Forma Combined Fund (BKT & BNA into BHK)
0.80%	0.70%	0.75%	0.71%	0.73%	0.72%

A Fund’s net assets attributable to common shares are the Fund’s Managed Assets minus the value of the Fund’s assets attributable to money borrowed for investment purposes. Thus, when the Fund uses leverage, its net assets attributable to common shares are less than its Managed Assets and its expenses (including the management fee) stated as a percentage of its net assets attributable to common shares are greater than they would be if stated as a percentage of its Managed Assets. Common shareholders bear the expenses of the Fund’s use of leverage in the form of higher fees as a percentage of the Fund’s net assets attributable to common shares than if the Fund did not use leverage. BHK uses leverage in the form of reverse repurchase agreements, which as of February 28, 2014 amounted to approximately 29% of the Fund’s Managed Assets (approximately 42% of the Fund’s net assets). BNA and BKT also use leverage in the form of reverse repurchase agreements, which as of February 28, 2014 amounted to approximately 31% and 30%, respectively, of the Fund’s Managed Assets (approximately 45% and 42%, respectively, of the Fund’s net assets).

Alternatives to the Reorganizations. In reaching its decision to approve each Fund’s respective Reorganization, the Board of such Fund considered various alternatives, including continuing to operate such Fund as a separate Fund and other reorganization combinations involving such Fund. The Board of BKT also considered recommending amendments to BKT’s investment objectives and investment policies and operating BKT as a separate Fund.

Conclusion. Each Board, including the Independent Board Members, approved its Reorganization(s), concluding that such Reorganization(s) is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted with respect to net asset value as a result of such Reorganization. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and the Fund’s shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Terms of the Reorganization Agreements

The following is a summary of the significant terms of the Reorganization Agreements. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A to the Statement of Additional Information.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a common share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Amendments and Conditions

The Reorganization Agreements may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreements and approval of the Reorganizations, no amendment or modification may be made which by law requires further approval by shareholders without such further approval. The obligations of each Fund pursuant to the applicable Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreement by the shareholders of the respective Target Funds, approval of the Reorganizations by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

Under the Reorganization Agreements, the Board of any Fund may cause its Reorganization to be postponed or abandoned under certain circumstances should the Board of such determine that it is in the best interests of the shareholders of such Fund to do so. A Reorganization Agreement may be terminated, and the corresponding Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds that are parties to such Reorganization Agreement) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of such Funds and (ii) by the Board of any such Fund if any condition to that Fund’s obligations set forth in the pertinent Reorganization Agreement has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates

The Acquiring Fund will issue to Target Fund shareholders book entry interests for the Acquiring Fund Shares registered in the name of on the basis of each holder’s proportionate interest in the aggregate NAV (not the market value) of Target Fund common shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new book entry interests of the Acquiring Fund Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund shares or, in the event of lost certificates, posted adequate bond. The Target Funds, at their own expense, will request their shareholders to surrender their outstanding certificates evidencing ownership of Target Fund shares or post adequate bond.

Please do not send in any share certificates at this time. Upon consummation of the Reorganizations, shareholders of the Target Funds will be furnished with instructions for exchanging their share certificates for book entry interests representing Acquiring Fund Shares and, if applicable, cash in lieu of fractional common shares.

From and after the Closing Date, there will be no transfers on the stock transfer books of the Target Funds. If, after the Closing Date, certificates representing common shares of the Target Funds are presented to the Acquiring Fund, they will be cancelled and exchanged for book entry interests representing Acquiring Fund Shares and cash in lieu of fractional common shares, if applicable, distributable with respect to the Target Funds’ common shares in the Reorganizations.

Expenses of the Reorganization

Each Fund will bear expenses incurred in connection with the Reorganizations. The expenses incurred in connection with the Reorganizations include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Reorganizations, including legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate. The Investment Advisor will bear a portion of the costs of BNA with respect to BNA’s Reorganization because the shareholders of BNA are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BKT and BHK; therefore, a portion of the costs associated with the Reorganization of BNA will not be directly borne by BNA. The expenses of the Reorganizations (assuming all of the Reorganizations are consummated) are estimated to be $493,000 for BKT, $441,000 for BNA (without consideration of any amount to be borne by the Investment Advisor) and $423,000 for BHK. The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein. Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations).

THE FUNDS

BHK is organized as a Delaware statutory trust pursuant to its Agreement and Declaration of Trust governed by the laws of the State of Delaware. BHK was organized on October 12, 2001 and commenced investment operations on November 27, 2001.

Each of BNA and BKT is organized as a Maryland corporation pursuant to its Articles of Incorporation governed by the laws of the State of Maryland. BNA was incorporated on October 17, 1991 and commenced operations on December 20, 1991. BKT was incorporated on April 22, 1988 and commenced operations on July  22, 1988.

THE ACQUIRING FUND’S INVESTMENTS

Investment Objectives

The Acquiring Fund’s investment objective is to provide current income and capital appreciation. No assurance can be given that the Acquiring Fund will achieve its investment objective.

The Acquiring Fund cannot change its investment objective without the approval of the holders of a majority of the outstanding common shares and, if any preferred shares are issued, the preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. Under the 1940 Act, a “majority of the outstanding” means (1) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

Investment Policies

Bonds. As a non-fundamental policy, under normal market conditions, the Acquiring Fund invests at least 80% of its assets in bonds. Bonds held by the Acquiring Fund may take the form of bonds, notes, bills, debentures, convertible securities, warrants attached to bonds, bank debt obligations, loan participations and assignments, trust preferred securities and securities issued by entities organized and operated for the purpose of restructuring the investment characteristics of securities. Under current market conditions, the Acquiring Fund intends to invest its assets primarily in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, mortgage-related securities and U.S. government and agency debt securities.

The Acquiring Fund will also invest in bonds that, in the Investment Advisor’s opinion, are underrated or undervalued or have the potential for above-average current income and capital appreciation. Underrated bonds are those whose ratings do not, in the Investment Advisor’s opinion, reflect their true creditworthiness. Undervalued bonds are bonds that, in the opinion of the Investment Advisor, are worth more than the value assigned to them in the marketplace. The Investment Advisor may at times believe that bonds associated with a particular market sector (for example, mortgage-related securities), or issued by a particular issuer, are undervalued. The Investment Advisor may purchase those bonds for the Acquiring Fund’s portfolio because they represent a market sector or issuer that the Investment Advisor considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Bonds of particular issuers (for example, the Federal Home Loan Mortgage Association) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of bonds of the market sector for reasons that do not apply to the particular bonds that are considered undervalued. The Acquiring Fund’s investment in underrated or undervalued bonds will be based on the Investment Advisor’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. The Acquiring Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Investment Grade Bonds. The Acquiring Fund invests primarily in investment grade bonds. Under normal market conditions, the Acquiring Fund invests at least 75% of its total managed assets in investment grade quality bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P, Fitch or another nationally recognized rating agency) by one nationally recognized rating agency or are unrated but judged to be of comparable quality by the Investment Advisor. Bonds that are rated by two or more nationally recognized rating agencies will be considered to have the higher credit rating. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for higher rated bonds. The Acquiring Fund may invest up to 25% of its total managed assets in bonds that are rated, at the time of investment, Ba/BB or below by Moody’s, S&P, Fitch or another nationally recognized rating agency or that are unrated but judged to be of comparable quality by the Investment Advisor. Bonds of below investment grade quality are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The lowest rated bonds in which the Acquiring Fund may invest are securities rated in the category “C” or determined by the Investment Advisor to be of comparable quality. Securities rated “C” are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions. These credit quality policies apply only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Advisor may consider such factors as the Investment Advisor’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix E to the Statement of Additional Information contains a general description of Moody’s and S&P’s ratings of debt securities.

Foreign Securities. The Acquiring Fund may invest up to 10% of its total managed assets in bonds denominated in currencies other than the U.S. dollar.

Other Investment Companies. The Acquiring Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in bonds of the types in which the Acquiring Fund may invest directly.

Duration. As part of the management of the Acquiring Fund, the Investment Advisor manages the effective duration of the Acquiring Fund’s portfolio. The target duration of the Acquiring Fund’s portfolio may change from time to time. For further information on duration, see “Duration Management and Other Management Techniques” in the Statement of Additional Information.

Leverage. The Acquiring Fund can borrow money to buy additional securities. This practice is known as “leverage.” The Acquiring Fund may borrow from banks or other financial institutions or through reverse repurchase agreements, dollar rolls and other investment techniques. The Acquiring Fund may lend some of its securities in order to earn income. The Acquiring Fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The Acquiring Fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the Acquiring Fund’s total managed assets.

Strategic Transactions. The Investment Advisor may, but is not required to, when consistent with the Acquiring Fund’s investment objective, use various strategic investment transactions described below to earn income, facilitate portfolio management and mitigate risks, including currency risk. See “Portfolio Contents and Techniques—Strategic Transactions.”

Temporary Defensive Periods. During temporary defensive periods and in order to keep the Acquiring Fund fully invested, the Acquiring Fund may invest up to 100% of its total managed assets in short-term investments. The Acquiring Fund may not achieve its investment objective under these circumstances.

Portfolio Contents and Techniques

The Acquiring Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in “—Investment Policies.” There is no guarantee the Acquiring Fund will buy all of the types of securities or use all of the investment techniques that are described herein.

Corporate Bonds. The Acquiring Fund may invest in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

U.S. Government Securities. The Acquiring Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities including: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal Securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself.

Mortgage-Related Securities. The Acquiring Fund may invest in mortgage-related securities.

Mortgage-related securities are a form of security collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private issuers. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits, adjustable rate mortgages, real estate investment trusts (“REITs”), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Acquiring Fund may invest include those with fixed interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Interests in pools of mortgage-related securities differ from other forms of bonds, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the “Government National Mortgage Association,” or “GNMA”) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase in the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The yield and maturity characteristics of mortgage-related securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-related securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Acquiring Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, a mortgage-related security’s total return and maturity may be difficult to predict precisely. To the extent that the Acquiring Fund purchases mortgage-related securities at a premium, prepayments (which may be made without penalty) may result in loss of the Acquiring Fund’s principal investment to the extent of premium paid.

Mortgage-related securities come in different classes that have different risks. The Acquiring Fund may invest in lower, or junior, classes of mortgage-related securities which may have a rating below investment grade and therefore are riskier investments than higher rated securities. Junior classes of mortgage-related securities protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. Because the Acquiring Fund may invest in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Acquiring Fund may suffer significant losses.

Investments in mortgage-related securities, especially lower rated securities, involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. The risks associated with the real estate industry will be more significant for the Acquiring Fund to the extent that it invests in mortgage-related securities. These risks are heightened in the case of mortgage-related securities related to a relatively small pool of mortgage loans. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay mortgage loans underlying mortgage-related securities will typically depend upon the future availability of financing and the stability of real estate values.

For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-related securities may be hurt.

Stripped Mortgage-Backed Securities. Stripped MBS are derivative multi-class mortgage securities. Stripped MBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped MBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal- only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Acquiring Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Acquiring Fund may fail to recoup some or all of its initial investment in these securities even if the security has received the highest rating from one or more nationally recognized statistical ratings organizations.

Lower Grade Securities. The Acquiring Fund may invest up to 25% of its total managed assets in bonds that are rated, at the time of investment, Ba/BB or below by Moody’s, S&P, Fitch or another nationally recognized rating agency or that are unrated but judged to be of comparable quality by the Investment Advisor. Bonds of below investment grade quality are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

The values of lower grade securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of lower grade securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to lower grade securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Acquiring Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in lower grade securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, issuers of lower grade securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the ability of the issuers to repay principal and interest. If the issuer of a security held generally by the Acquiring Fund defaults, the Acquiring Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment. Under certain economic and/or market conditions, the Acquiring Fund may have difficulty disposing of certain lower grade securities due to the limited number of investors in that sector of the market.

The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV.

An illiquid secondary market may adversely affect the market price of the lower grade securities, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing the Acquiring Fund’s assets.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for lower grade securities may be affected by legislative and regulatory developments. These developments could adversely affect the Acquiring Fund’s net asset value and investment practices, the secondary market for lower grade securities, the financial condition of issuers of these securities and the value and liquidity of outstanding lower grade securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower grade securities and limiting the deductibility of interest by certain corporate issuers of lower grade securities adversely affected the lower grade securities market in the past.

When the secondary market for lower grade securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Acquiring Fund’s securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of the Acquiring Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for lower grade securities contract due to adverse economic conditions or for other reasons, certain of the Acquiring Fund’s liquid securities may become illiquid and the proportion of the Acquiring Fund’s assets invested in illiquid securities may significantly increase.

The prices of fixed income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. The investor receives this higher coupon in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Foreign Securities. The Acquiring Fund may invest up to 10% of its total managed assets in bonds issued in foreign currencies. The value of the Acquiring Fund’s investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Acquiring Fund securities and could favorably or unfavorably affect the Acquiring Fund’s operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Acquiring Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Some foreign securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Foreign securities may trade on days when the common shares are not priced or traded.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Acquiring Fund may hold various foreign currencies from time to time, the value of the net assets of the Acquiring Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Acquiring Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Acquiring Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Acquiring Fund is authorized to enter into certain foreign currency exchange transactions.

The Acquiring Fund may also invest in issuers located in emerging market countries. Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree.

Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These issuers may be subject to risks that do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Acquiring Fund invests significantly in one country. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Investment Advisor may not be able to sell the Acquiring Fund’s portfolio securities in amounts and at prices they consider reasonable. The U.S. dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the

Acquiring Fund to make intended securities purchases due to settlement problems could cause the Acquiring Fund to miss attractive investment opportunities. An inability to dispose of a security due to settlement problems could result in losses to the Acquiring Fund due to subsequent declines in the value of the security.

Strategic Transactions. The Acquiring Fund may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Investment Advisor seeks to use the practices to further the Acquiring Fund’s investment objective, no assurance can be given that these practices will achieve this result.

The Acquiring Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Acquiring Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.” The Acquiring Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Acquiring Fund’s portfolio, protect the value of the Acquiring Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Acquiring Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Acquiring Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Acquiring Fund may use Strategic Transactions to enhance potential gain, although no more than 5% of the Acquiring Fund’s total managed assets will be committed to variation margin for Strategic Transactions for non-hedging purposes.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment, or may cause the Acquiring Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Acquiring Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Acquiring Fund to deliver or receive a specified currency. Additionally, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Statement of Additional Information.

When-Issued and Forward Commitment Securities. The Acquiring Fund may buy and sell bonds on a when-issued basis and may purchase or sell bonds on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at the time of delivery may be less or more than cost.

Other Investment Companies. The Acquiring Fund may invest up to 10% of its total managed assets in securities of other open- or closed-end investment companies that invest primarily in bonds of the types in which the Acquiring Fund may invest directly. The Acquiring Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Acquiring Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the fixed-income market. As a shareholder in an investment company, the Acquiring Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Acquiring Fund’s advisory fees and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. The Investment Advisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Acquiring Fund is subject. As described in this Joint Proxy Statement/Prospectus in “Risk Factors and Special Considerations—Leverage Risks,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Acquiring Fund. In addition, to the extent the Acquiring Fund invests in other investment companies, the Acquiring Fund will be dependent upon the investment and research abilities of persons other than the Investment Advisor. The Acquiring Fund treats its investments in such open- or closed-end investment companies as investments in bonds.

Borrowings and Preferred Shares

The Acquiring Fund currently utilizes leverage for investment purposes in the form of reverse repurchase agreements. As of February 28, 2014, this leverage represented approximately 29% of the Acquiring Fund’s total managed assets (approximately 42% of the Acquiring Fund’s net assets).

The Acquiring Fund may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques and in such amounts as the Investment Advisor may from time to time determine. Changes in the value of the Acquiring Fund’s bond portfolio, including bonds bought with the proceeds of the leverage, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Acquiring Fund’s investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Acquiring Fund were not leveraged. During periods in which the Acquiring Fund is using leverage, the fees paid to the Investment Advisor for advisory services will be higher than if the Acquiring Fund did not use leverage because the fees paid will be calculated on the basis of the Acquiring Fund’s total managed assets, including the proceeds from the issuance of preferred shares and other leverage. Leverage involves greater risks. The Acquiring Fund’s leveraging strategy may not be successful. The Acquiring Fund intends to limit its borrowings to 33 1/3% of its total managed assets.

The Acquiring Fund generally will not utilize leverage if it anticipates that the Acquiring Fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. Use of financial leverage creates an opportunity for total return for the shareholders, but at the same time, creates special risks and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. There can be no assurance that the Acquiring Fund will borrow in order to leverage its assets or, if it does, what percentage of the Acquiring Fund’s assets such borrowings will represent.

Certain types of leverage by the Acquiring Fund may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Acquiring Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede them from managing the Acquiring Fund’s portfolio in accordance with its investment objective and investment policies if the Acquiring Fund were to utilize leverage.

Under the 1940 Act, the Acquiring Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Acquiring Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness or less than 200% with respect to senior securities representing preferred stock. The 1940 Act also provides that the Acquiring Fund may not declare distributions or purchase its stock (including through tender offers), if immediately after doing so it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Acquiring Fund.

In cases where the Acquiring Fund enters into certain investments (e.g., financial futures contracts, foreign currency exchange contracts and swaps) or certain borrowings (e.g., reverse repurchase agreements) that would be “senior securities” for 1940 Act purposes, the Acquiring Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Acquiring Fund’s future obligations under such investments or borrowings. Doing so allows the Acquiring Fund to not treat the investment or borrowing as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Acquiring Fund may deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Reverse Repurchase Agreements. Borrowings may be made by the Acquiring Fund through reverse repurchase agreements under which the Acquiring Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Acquiring Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement by the Acquiring Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Acquiring Fund enters into a reverse repurchase agreement, it may designate on its books and records cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Acquiring Fund earmarks such assets, a reverse repurchase agreement will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Acquiring Fund; however, under certain circumstances in which the Acquiring Fund does not earmark such assets, such reverse repurchase agreement will be considered a borrowing for the purpose of the Acquiring Fund’s limitation on borrowings.

Dollar Roll Transactions. Borrowings may be made by the Acquiring Fund through dollar roll transactions. A dollar roll transaction involves a sale by the Acquiring Fund of a mortgage-backed or other security concurrently with an agreement by the Acquiring Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Acquiring Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Acquiring Fund, and the income from these investments will generate income for the Acquiring Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Acquiring Fund compared with what the performance would have been without the use of dollar rolls.

As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by liquid assets designated on the Acquiring Fund’s books and records or segregated with a custodian at least equal to the amount of any forward purchase commitment, such transactions would be deemed senior securities representing indebtedness for purposes of the 1940 Act. At the time the Acquiring Fund enters into a dollar roll transaction, it will designate on its books and records or segregated with a custodian cash, U.S. government securities or other liquid assets having a value equal to the repurchase price (including accrued interest).

Preferred Shares. Although the Acquiring Fund is authorized, under the Investment Company Act, to issue preferred shares in an amount up to 50% of its total assets less its liabilities and indebtedness, the Acquiring Fund anticipates that under current market conditions it will not offer preferred shares. If as a result of market conditions, or any other reason, the Acquiring Fund does not issue preferred shares, the Acquiring Fund will limit its borrowing to 33 1/3% of the Acquiring Fund’s total managed assets.

The preferred shares would have complete priority upon distribution of assets over the common shares. The issuance of preferred shares will leverage the common shares. Although the timing and other terms of the offering of preferred shares and the terms of the preferred shares would be determined by the Acquiring Fund’s board of trustees, the Acquiring Fund expects to invest the proceeds of any preferred shares offering in intermediate and long-term bonds. The preferred shares will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for preferred share dividends could be as short as one day or as long as a year or more. So long as the Acquiring Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate of the preferred shares, after taking expenses into consideration, the leverage will cause you to receive a higher rate of income than if the Acquiring Fund were not leveraged.

Under the Investment Company Act, the Acquiring Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Acquiring Fund’s total assets, less all liabilities and indebtedness of the Acquiring Fund, is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Acquiring Fund’s total assets less all liabilities and indebtedness of the Acquiring Fund). In addition, the Acquiring Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Acquiring Fund’s total assets is at least 200% of the liquidation value of its outstanding preferred shares plus its outstanding liabilities and indebtedness. If preferred shares are issued, the Acquiring Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require a reduction of indebtedness or the redemption of the preferred shares in the event of non-compliance by the Acquiring Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Acquiring Fund may have to liquidate portfolio securities. Such liquidations and redemptions, or reductions in indebtedness, would cause the Acquiring Fund to incur related transaction costs and could result in capital losses to the Acquiring Fund. Prohibitions on dividends and other distributions on the common shares could impair the Acquiring Fund’s ability to qualify as a regulated investment company under the Internal Revenue Code of 1986. If the Acquiring Fund has preferred shares outstanding, two of the Acquiring Fund’s trustees will be elected by the holders of preferred shares voting separately as a class. The remaining trustees of the Acquiring Fund will be elected by holders of common shares and preferred shares voting together as a single class. In the event the Acquiring Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the directors of the Acquiring Fund.

The Acquiring Fund may apply for ratings for any preferred shares issued by the Acquiring Fund from Moody’s and/or S&P. No minimum rating is required for the issuance of preferred shares by the Acquiring Fund. Moody’s and S&P receive fees in connection with their ratings issuances. The Acquiring Fund will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Acquiring Fund. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Acquiring Fund by the Investment Company Act or the Acquiring Fund’s investment policies and restrictions set forth herein and may limit the ability of the Acquiring Fund to borrow money through the use of reverse repurchase agreements and dollar rolls and may limit the ability of the Acquiring Fund to engage in Strategic Transactions. It is not anticipated that these covenants or guidelines will impede the Investment Advisor from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and investment policies. The Acquiring Fund may also borrow money in an amount equal to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Acquiring Fund securities.

Assuming the utilization of leverage by borrowings in the amount of approximately 30% of the Acquiring Fund’s Managed Assets, and an annual interest rate of 0.23% payable on such leverage based on market rates as of the date of February 28, 2014, the annual return that the Acquiring Fund’s portfolio must experience (net of expenses) in order to cover such interest payments would be 0.07%.

The following table is designed to illustrate the effect on the return to a holder of Acquiring Fund Shares of the leverage obtained by borrowings in the amount of approximately 30% of the Acquiring Fund’s Managed Assets, assuming hypothetical annual returns on the Acquiring Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	(10)%	(5)%	0	5%	10%
Corresponding Common Stock Return	(14.46)%	(7.28)%	(0.10)%	7.08%	14.26%

Common share total return is composed of two elements: the common share dividends paid by the Acquiring Fund (the amount of which is largely determined by the net investment income of the Acquiring Fund) and gains or losses on the value of the securities the Acquiring Fund owns. As required by SEC rules, the table assumes that the Acquiring Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Acquiring Fund must assume that the interest it receives on its securities investments is entirely offset by losses in the value of those securities.

Investment Restrictions

Except as described below, the Acquiring Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and any preferred shares voting together as a single class, and of the holders of a majority of any outstanding preferred shares voting as a separate class:

(1) invest 25% or more of the value of its total managed assets in any one industry;

(2) with respect to 75% of its total managed assets, invest more than 5% of the value of its total managed assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer;

(3) issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

(4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed-income securities consistent with the Acquiring Fund’s investment objective and investment policies or the entry into repurchase agreements;

(5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Acquiring Fund may be deemed to be an underwriter;

(6) purchase or sell real estate or interests therein other than bonds secured by real estate or interests therein, provided that the Acquiring Fund may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

(7) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Acquiring Fund becoming subject to registration with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool.

For purposes of applying the limitation set forth in subparagraph (1) and (2) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers.

When used with respect to shares of the Acquiring Fund, “majority of the outstanding” means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

Under the 1940 Act, the Acquiring Fund may invest up to 10% of its total managed assets in the aggregate in shares of other investment companies and up to 5% of its total managed assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Acquiring Fund’s advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Joint Proxy Statement/Prospectus in the section entitled “Risk Factors and Special Considerations,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition to the foregoing fundamental investment policies, the Acquiring Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Acquiring Fund may not:

(1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Acquiring Fund’s total managed assets and the Acquiring Fund’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Acquiring Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Acquiring Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

(2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder; or

(3) purchase securities of companies for the purpose of exercising control.

As a non-fundamental policy, under normal market conditions, the Acquiring Fund invests at least 80% of its assets in bonds. Bonds held by the Acquiring Fund may take the form of bonds, notes, bills, debentures, convertible securities, warrants attached to bonds, bank debt obligations, loan participations and assignments, trust preferred securities and securities issued by entities organized and operated for the purpose of restructuring the investment characteristics of securities. The Acquiring Fund has adopted a policy to provide shareholders of the Acquiring Fund at least 60 days prior notice of any change in this investment policy.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

The percentage limitations applicable to the Acquiring Fund’s portfolio described herein apply only at the time of investment, and the Acquiring Fund will not be required to sell securities due to subsequent changes in the value of securities it owns.

In addition, to comply with Federal tax requirements for qualification as a “regulated investment company,” the Acquiring Fund’s investments will be limited in a manner such that at the close of each quarter of each tax year, (a) no more than 25% of the value of the Acquiring Fund’s total managed assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Acquiring Fund and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Acquiring Fund’s total managed assets, no more than 5% of its total managed assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Acquiring Fund’s Board to the extent appropriate in light of changes to applicable tax requirements.

COMPARISON OF THE FUNDS’ INVESTMENTS

The investment objectives, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund. A comparison of the Funds’ investment objectives, policies and restrictions is set forth below.

Summary of Significant Differences in the Funds’ Investment Objectives and Policies

Investment Objectives. The investment objective of each of BHK and BNA is to provide current income and capital appreciation. BKT’s investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income.

Investment Grade Securities. At least 80% of BKT’s assets are invested in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. BKT may invest up to 20% of its assets in other securities that have been determined by the Investment Advisor to be of comparable credit quality to the rated securities described above. BKT may also invest up to 15% of its assets in securities rated at least AA/Aa by Moody’s, S&P, Fitch or other nationally recognized statistical rating organization.

Each of BHK and BNA invests its assets primarily in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, U.S. government and agency securities and mortgage-related securities. Under normal market conditions, each of BHK and BNA invests at least 75% of its total managed assets in investment grade quality bonds.

Each of BHK and BNA may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody’s, S&P, Fitch or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the Investment Advisor. BKT may not invest in below investment grade securities. Below investment grade quality securities (rated Ba/BB or below) are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments.

BKT shareholders are expected to be subject to greater credit risks because of the Combined Fund’s broader and more diversified approach to investments and credit quality. BKT invests substantially all of its assets in securities that at the time of investment are rated at least AA/Aa by nationally recognized statistical rating organization or securities of comparable credit quality, while BNA and BHK may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by nationally recognized rating agency or bonds of comparable quality. In addition, BKT shareholders may become subject to risks associated with securities that are not currently held by BKT, such as risks associated with corporate bonds and other securities. The foregoing risks to BKT shareholders will be heightened as a result of the Repositioning.

Mortgage-Related Securities. BKT invests at least 65% of its assets in mortgage-backed securities. Each of BHK and BNA may invest its assets in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, U.S. government and agency securities and mortgage-related securities.

BKT has greater exposure to mortgage-related securities than BHK and BNA, including stripped mortgage-backed securities such as the IO class and PO class. Risks associated with mortgage-related securities, including stripped mortgage-backed securities, may be greater in the Combined Fund’s portfolio than in the portfolios of BHK or BNA because the Combined Fund may have a larger proportion of its portfolio in mortgage-related securities than BHK or BNA as a result of the Combined Fund’s acquisition of legacy BKT’s assets.

Risks associated with mortgage-backed securities include: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the issuing vehicle and the return to investors in such MBS); whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS; risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

Stripped mortgage-backed securities may be subject to additional risk. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets and a rapid rate of principal payments may have a material adverse effect on the Combined Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Combined Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.

Please see “—Investment Objectives and Policies” and “—Investment Restrictions” below for a more detailed comparison of the Funds’ investment objectives, policies and restrictions.

Investment Objectives and Policies

A more detailed comparison of the Funds’ investment objectives and investment policies is set forth in the table below.

BKT	BNA	BHK
Investment Objective	Investment Objective	Investment Objective

The Fund’s investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income.	Same as BHK	The Fund’s investment objective is to provide current income and capital appreciation.

BKT	BNA	BHK

Investment Grade Securities	Investment Grade Securities	Investment Grade Securities

At least 80% of the Fund’s assets will be invested in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s.

No more than 20% of the Fund’s assets may be invested in other securities, all of which have been determined by the Investment Advisor to be of comparable credit quality to the rated securities described above.

BKT may also invest up to 15% of its assets in securities rated at least AA/Aa by Moody’s, S&P, Fitch or other nationally recognized statistical rating organization.

The Fund invests primarily in U.S. investment grade bonds.

Bonds held by the Fund may take the form of bonds, notes, bills, debentures, convertible securities, warrants attached to debt securities, bank debt obligations, loan participations and assignments, trust preferred securities and securities issued by entities organized and operated for the purpose of restructuring the investment characteristics of securities.

The Fund may invest in corporate bonds, mortgage-related securities and U.S. government and agency debt securities.

Under normal market conditions, the Fund invests at least 75% of its total managed assets in investment grade quality bonds.

The Fund may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody’s, S&P, Fitch or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the Investment Advisor.

The lowest rated bonds in which the Fund may invest are securities rated in the category “C” or determined by the Investment Advisor to be of comparable quality.

The Fund invests primarily in investment grade bonds.

As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its assets in bonds.

Bonds held by the Fund may take the form of bonds, notes, bills, debentures, convertible securities, warrants attached to debt securities, bank debt obligations, loan participations and assignments, trust preferred securities and securities issued by entities organized and operated for the purpose of restructuring the investment characteristics of securities.

The Fund may invest in corporate bonds, mortgage-related securities and U.S. government and agency debt securities.

Under normal market conditions, the Fund invests at least 75% of its total managed assets in investment grade quality bonds.

The Fund may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody’s, S&P, Fitch or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the Investment Advisor.

The lowest rated bonds in which the Fund may invest are securities rated in the category “C” or determined by the Investment Advisor to be of comparable quality.

BKT	BNA	BHK
Asset-Backed Securities, Mortgage-Backed, Securities and Related Securities	Asset-Backed Securities, Mortgage-Backed, Securities and Related Securities	Asset-Backed Securities, Mortgage-Backed, Securities and Related Securities

The Fund invests at least 65% of its assets in mortgage-backed securities. The Fund may also invest in various derivative mortgage-backed and asset-backed securities, such as collateralized mortgage obligation residuals, asset-backed security residual interests and stripped mortgage-backed securities.	Same as BHK

The Fund may invest in mortgage-related securities. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits, adjustable rate mortgages, real estate investment trusts (“REITs”), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

The Fund may invest in lower, or junior, classes of mortgage-related securities which may have a rating below investment grade.

Leverage	Leverage	Leverage

The Fund is authorized to borrow money from banks or otherwise in an amount up to 33 1/3% of the Acquiring Fund’s total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank or other borrowing. The Acquiring Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio

transactions and share repurchases.

The Fund may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques and in such amounts as the Investment Advisor may from time to time determine.

The Fund may not issue senior

securities (including borrowing money, including on margin if margin securities are owned) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any

The Fund may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques and in such amounts as the Investment Advisor may from time to time determine.

The Fund may not issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-

BKT	BNA	BHK

The Fund may not issue senior securities (including on margin if margin securities are owned) in excess of 33 1/3% of its total assets (including the amount of senior securities issued and money borrowed) or pledge its assets other than to secure such issuances or borrowings or in connection with hedging transactions, short sales, reverse repurchase agreements, when-issued and forward commitment transactions and similar investment strategies. The Fund’s obligations under interest rate swaps are not treated as senior securities.

The Fund may borrow by entering into reverse repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund’s board of directors.

The Fund may also enter into dollar rolls.

liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, currency transactions, when-issued and forward commitment transactions and similar investment strategies.

issued and forward commitment transactions and similar investment strategies.

The Acquiring Fund intends to limit its borrowings to 33 1/3% of its total managed assets.

The Fund may borrow money in an amount equal to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Non-U.S. Securities	Non-U.S. Securities	Non-U.S. Securities

No Stated Policy	Same as BHK	The Fund may invest up to 10% of its total managed assets in bonds issued in foreign currencies.

Other Investment Companies	Other Investment Companies	Other Investment Companies

No Stated Policy	The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in bonds of the types in which the Fund may invest directly. The Fund treats its investments in such open- or closed-end investment companies as investments in bonds.	The Fund may invest up to 10% of its total managed assets in securities of other open- or closed-end investment companies that invest primarily in bonds of the types in which the Fund may invest directly. The Fund treats its investments in such open- or closed-end investment companies as investments in bonds.

BKT	BNA	BHK
When-Issued and Forward Commitment Securities	When-Issued and Forward Commitment Securities	When-Issued and Forward Commitment Securities

Same as BHK	Same as BHK	The Fund may buy and sell bonds on a when-issued basis and may purchase or sell bonds on a “forward commitment” basis.

Securities Lending	Securities Lending	Securities Lending

The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceed 33 1/3% of the value of the Fund’s total assets (including such loans).	The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceed 33 1/3% of the value of the Fund’s total assets (including such loans).	The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceed 33 1/3% of the value of the Fund’s total managed assets (including such loans).

Short Sales	Short Sales	Short Sales

The Fund may not make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund’s total assets and the Fund’s aggregate short sales of a particular class of securities do not exceed 25% of then outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations.	The Fund may not make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund’s total assets and the Fund’s aggregate short sales of a particular class of securities do not exceed 25% of then outstanding securities of that class; provided that the Fund may engage in short sales without limitation for hedging purposes.	The Fund may not make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund’s total managed assets and the Fund’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations.

Illiquid Securities	Illiquid Securities	Illiquid Securities

The Fund may invest in securities the disposition of which is subject to substantial legal or contractual restrictions or the markets for which are illiquid.

Although the Fund may invest without limitation in restricted and illiquid securities, it does not anticipate that more than 15% of its assets will be invested in such securities at a particular time.

	The Fund may invest in securities the disposition of which is subject to substantial legal or contractual restrictions or the markets for which are illiquid.	Certain of the Fund’s investments may be illiquid.

BKT	BNA	BHK
Defensive Measures	Defensive Measures	Defensive Measures

No Stated Policy	Same as BHK	For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its total managed assets in cash equivalents and short-term fixed-income securities.

Inverse Floating Rate Debt Instruments	Inverse Floating Rate Debt Instruments	Inverse Floating Rate Debt Instruments

No Stated Policy	No Stated Policy	The Fund may invest up to 5% of its total managed assets in leveraged inverse floating rate debt instruments.

Strategic Transactions	Strategic Transactions	Strategic Transactions

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities and futures contracts (collectively, “Hedging Transactions”). Hedging Transactions may be used to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the dollar-weighted average life of the Fund’s portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities.

Same as BHK

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps.

The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.” The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale

BKT	BNA	BHK

of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

The Fund may use Strategic Transactions to enhance potential gain, although no more than 5% of the Fund’s total managed assets will be committed to variation margin for Strategic Transactions for non-hedging purposes.

Options	Options	Options

The Fund may sell or purchase call options (“calls”) on US treasury securities, mortgage-backed and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets and related futures on such securities. All such calls sold by the Fund must be “covered” as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements).

The Fund may purchase and sell put options (“puts”) that relate to US Treasury securities, mortgage-backed and Eurodollar instruments (whether or not it holds such securities in its portfolio) or futures on such securities. The Fund may also sell puts on US Treasury securities, mortgage-backed, Eurodollar instruments or futures on such securities if the Fund’s contingent obligations on such puts are covered by earmarked or segregated assets consisting of cash or liquid high

The Fund may sell or purchase call options (“calls”) on US treasury securities, mortgage-backed securities, and US dollar-denominated Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets and related futures on such securities. All such calls sold by the Fund must be “covered” as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements).

The Fund may purchase put options (“puts”) that relate to US Treasury Securities, mortgage-backed securities, corporate debt securities and Eurodollar instruments (whether or not it holds such securities in its portfolio) or futures on such securities. The Fund may also sell puts on US Treasury securities, US mortgage-backed securities, and Eurodollar instruments, corporate debt

The Fund may sell or purchase call options (“calls”) on bonds and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All such calls sold by the Fund must be “covered” as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). Calls on futures on bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy the Fund’s obligations pursuant to such instruments.

The Fund may purchase put options (“puts”) that relate to bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Fund may also sell puts on bonds, indices or futures contracts on such securities if the Fund’s contingent obligations

BKT	BNA	BHK

grade debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.	securities or futures on such securities if the Fund’s contingent obligations on such puts are secured by earmarked or segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.	on such puts are secured by earmarked or segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

Interest Rate Transactions	Interest Rate Transactions	Interest Rate Transactions

Same as BNA

The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund will not sell interest rate caps or floors that it does not own.

The Fund will only enter into interest rate swap, cap or floor transactions with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors.

The Fund will only enter into interest rate swap, cap or floor transactions with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

Diversification	Diversification	Diversification

Same as BHK	Same as BHK

The Fund is classified as a “diversified” investment company. As a diversified investment company, the Fund may not, with respect to 75% of its total managed assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer.

Investment Restrictions

A comparison of the Funds’ investment restrictions is set forth in the table below. The investment restrictions of the Combined Fund will be those of the Acquiring Fund.

BKT	BNA	BHK
Control or Management*	Control or Management*	Control or Management

The Fund may not invest for the purpose of exercising control over management of any company.	The Fund may not invest for the purpose of exercising control over management of any company other than CMO issuers.	The Fund may not purchase securities of companies for the purpose of exercising control.

BKT	BNA	BHK
Commodities and Real Estate*	Commodities and Real Estate*	Commodities and Real Estate*

The Fund may not purchase real estate or interests therein other than mortgage-backed securities and similar instruments.

The Fund may not purchase or sell commodities or commodity contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool.

The Fund may not purchase real estate or interests therein other than bonds secured by real estate or interests therein, provided that the Fund may hold and sell any real estate acquired in connection with its investment in portfolio securities.

The Fund may not purchase or sell commodities or commodity contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool.

The Fund may not purchase or
sell real estate or interests therein
other than bonds secured by real
estate or interests therein,
provided that the Fund may hold
and sell any real estate acquired
in connection with its investment
in portfolio securities.

The Fund may not purchase or
sell commodities or commodity
contracts for any purposes except
as, and to the extent, permitted
by applicable law without the
Fund becoming subject to
registration with the Commodity
Futures Trading Commission as
a commodity pool.

Senior Securities and Borrowings*	Senior Securities and Borrowings*	Senior Securities and Borrowings*

The Fund may not issue senior securities or borrow money (including on margin if marginable securities are owned) in excess of 33 1/3% of its total assets (including the amount of senior securities issued and money borrowed) or pledge its assets other than to secure such issuances or borrowings or in connection with hedging transactions, short sales, reverse repurchase agreements, when-issued and forward commitment transactions and similar investment strategies. The Fund’s obligations under interest rate swaps are not treated as senior securities.	The Fund may not issue senior securities (including borrowing money, including on margin if margin securities are owned) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, currency transactions, when-issued and forward commitment transactions and similar investment strategies. The Fund’s obligations under interest rate swaps, reverse repurchase agreements and dollar rolls are not considered senior securities or borrowings to the extent assets in an amount at least equal to the obligation are segregated.	The Fund may not issue senior
securities or borrow money
other than as permitted by the
1940 Act or pledge its assets
other than to secure such
issuances or in connection with
hedging transactions, short
sales, when-issued and forward
commitment transactions and
similar investment strategies.

*	A fundamental investment restriction.

BKT	BNA	BHK
Underwriting*	Underwriting*	Underwriting*

Same as BHK	Same as BHK	The Fund may not underwrite
the securities of other issuers,
except to the extent that in
connection with the disposition
of portfolio securities or the sale
of its own securities the Fund
may be deemed to be an
underwriter.

Lending*	Lending*	Lending*

Same as BHK	Same as BHK	The Fund may not make loans
of money or property to any
person, except through loans of
portfolio securities, the purchase
of fixed-income securities
consistent with the Fund’s
investment objective and
investment policies or the entry
into repurchase agreements.

Industry Concentration*	Industry Concentration*	Industry Concentration*

The Fund may not invest 25% or more of the value of its total managed assets in any one industry.

The Fund may not with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

The Fund may not invest 25% or more of the value of its total assets in any one industry (government securities and mortgage-backed securities are not treated as industries).	The Fund may not invest 25% or
more of the value of its total
managed assets in any one
industry.

The Fund may not, with respect
to 75% of its total managed
assets, invest more than 5% of
the value of its total managed
assets in the securities of any
single issuer or purchase more
than 10% of the outstanding
voting securities of any one
issuer.

For purposes of applying the
limitation set forth above,
securities of the U.S.
government, its agencies, or
instrumentalities, and securities
backed by the credit of a
governmental entity are not
considered to represent
industries. However, obligations
backed only by the assets and
revenues of non-governmental
issuers may for this purpose be
deemed to be issued by such
non-governmental issuers.

*	A fundamental investment restriction.

BKT	BNA	BHK
Investments in Investment Companies	Investments in Investment Companies	Investments in Investment Companies

No stated restriction.	No stated restriction.	The Fund may not purchase securities of open-end or closed- end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

Short Sales*	Short Sales*	Short Sales

The Fund may not make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund’s total assets and the Fund’s aggregate short sales of a particular class of securities do not exceed 25% of then outstanding securities of that class.	The Fund may not make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund’s total assets and the Fund’s aggregate short sales of a particular class of securities do not exceed 25% of then outstanding securities of that class; provided that the Fund may engage in short sales without limitation for hedging purposes.	The Fund may not make any short
sale of securities except in
conformity with applicable laws,
rules and regulations and unless
after giving effect to such sale, the
market value of all securities sold
short does not exceed 25% of the
value of the Fund’s total managed
assets and the Fund’s aggregate
short sales of a particular class of
securities does not exceed 25% of
the then outstanding securities of
that class. The Fund may also
make short sales “against the box”
without respect to such
limitations.

*	A fundamental investment restriction.

MANAGEMENT OF THE FUNDS

The Board of Directors and Officers

The Board of the Acquiring Fund is responsible for the overall supervision of the operations of the Acquiring Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. A list of the Board Members and officers of the Acquiring Fund, a brief biography of each Board Member and officer and additional information relating to the Board and officers are included in “Management of the Fund” in the Statement of Additional Information.

The Investment Advisors

BlackRock Advisors, LLC serves as the investment advisor for each Fund and is expected to continue to serve as investment advisor for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

BNA and BKT currently pays the Investment Advisor a contractual management fee at an annual rate of 0.60% and 0.65%, respectively, of such Target Fund’s average weekly net assets. In addition, BNA and BKT also pays the Investment Advisor an administration fee at an annual rate of 0.10% and 0.15%, respectively, of such Target Fund’s average net assets.

BHK currently pays the Investment Advisor a contractual management fee at an annual rate of 0.55% of BHK’s average weekly Managed Assets. “Managed Assets” means the total assets of the Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The Investment Advisor currently waives a portion of investment advisory fee with respect to BHK at an annual rate of 0.03%, as a percentage of average weekly Managed Assets. This investment advisory fee waiver is voluntary and may be reduced or discontinued at any time without notice.

If any of the Reorganizations are consummated, the annual contractual investment advisory fee rate of the Combined Fund will be 0.50% of the average weekly Managed Assets of the Combined Fund. The Combined Fund will not be subject to a separate fee for administration services or any fee waivers.

The table below presents the investment management fees (including any administration fee, as applicable) of each Fund and the Combined Fund based on average net assets attributable to common shares. The scenarios presented illustrate the pro forma effects for all possible combinations and assumes the Reorganization(s) had occurred on February 28, 2014.

BKT	BNA	BHK	BHK Pro Forma Combined Fund (BKT into BHK)	BHK Pro Forma Combined Fund (BNA into BHK)	BHK Pro Forma Combined Fund (BKT & BNA into BHK)
0.80%	0.70%	0.75%	0.71%	0.73%	0.72%

A Fund’s net assets attributable to common shares are the Fund’s Managed Assets minus the value of the Fund’s assets attributable to money borrowed for investment purposes. Thus, when the Fund uses leverage, its net assets attributable to common shares are less than its Managed Assets and its expenses (including the management fee) stated as a percentage of its net assets attributable to common shares are greater than they would be if stated as a percentage of its Managed Assets. BHK uses leverage in the form of reverse repurchase agreements, which as of February 28, 2014 amounted to approximately 29% of the Fund’s Managed Assets (approximately 42% of the Fund’s net assets). BNA and BKT also use leverage in the form of reverse repurchase agreements, which as of February 28, 2014 amounted to approximately 31% and 30%, respectively, of the Fund’s Managed Assets (approximately 45% and 42%, respectively, of the Fund’s net assets).

The estimated Total Expense Ratio (excluding investment related expenses) and contractual management fee rate for the Combined Fund (assuming all the Reorganizations are consummated) are each projected to be equal to or below the median compared to each Fund’s current Lipper peer group.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the proposed Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

Q:	How will the Reorganizations affect the earnings and distributions of the Funds?

A:	The Combined Fund’s earnings yield on NAV immediately following the Reorganizations is expected to be lower than BNA’s and BHK’s current earnings yield on NAV and comparable (i.e., the same or slightly lower or higher) to BKT’s current earnings yield on NAV; thus, assuming BHK’s distribution policy remains in place after the Reorganizations, shareholders of BNA and BHK may experience a decrease in their distribution yield on NAV immediately after the Reorganizations, and shareholders of BKT may experience a distribution yield on NAV comparable (i.e., the same or slightly lower or higher) to their current distribution yield on NAV immediately after the Reorganizations.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board of each Fund is provided in such Fund’s Form N-CSR for such Fund’s most recent fiscal year end available at www.sec.gov or by visiting www.blackrock.com.

BlackRock Financial Management, Inc. served as the sub-advisor for each Fund until July 1, 2014.

The Investment Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, Inc. is located at 55 East 52nd Street, New York, New York 10055 and each are wholly owned subsidiaries of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms and has over 20 years of experience managing closed-end products. As of June 30, 2014, BlackRock’s assets under management were approximately $4.594 trillion.

BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of June 30, 2014, the firm has approximately 11,600 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

The Acquiring Fund and BNA are each managed by a team of investment professionals comprised of Tom Musmanno, Managing Director at BlackRock, and James E. Keenan, Managing Director at BlackRock. Messrs. Musmanno and Keenan are each Fund’s co-portfolio managers and are jointly responsible for the day-to-day management of each Fund’s portfolios, which includes setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Mr. Musmanno has been a member of each Fund’s portfolio management team since 2012. Mr. Keenan has been a member of each Fund’s portfolio management team since 2007.

BKT is managed by a team of investment professionals comprised of Akiva Dickstein, Managing Director at BlackRock and Tom Musmanno, Managing Director at BlackRock. Messrs. Dickstein and Musmanno are BKT’s co-portfolio managers and are jointly responsible for the day-to-day management of BKT’s portfolios, which includes setting BKT’s overall investment strategy, overseeing the management of BKT and/or selection of its investments. Messrs. Dickstein and Musmanno have been members of BKT’s portfolio management team since 2009 and 2012, respectively.

Portfolio Manager	Biography

Akiva Dickstein	Managing Director of BlackRock since 2009; Managing Director of Merrill Lynch Investment Managers, L.P. from 2003 to 2009 and Head of the U.S. Rates & Structured Credit Research Group.

James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007; Vice President of BlackRock from 2004 to 2005.

Tom Musmanno	Managing Director of BlackRock since 2010; Director of BlackRock from 2006 to 2009.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Investment Advisor may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Investment Advisor, if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified brokerage firms. None of the Funds paid brokerage commissions to affiliated broker-dealers during their three most recent fiscal years.

Legal Proceedings

None.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Service Providers to the Funds
Custodian	State Street Bank and Trust Company
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.
Accounting Services Provider	State Street Bank and Trust Company
Independent Registered Public Accounting Firm	Deloitte & Touche LLP
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Board Members	Debevoise & Plimpton LLP

It is not anticipated that the Reorganization(s) will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganizations, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

All securities owned by each Fund and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are currently held by State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, as custodian. Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021 serves as each Fund’s transfer agent with respect to each Fund’s common shares.

INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Shareholders of each Fund are entitled to share equally in dividends declared by such Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Shareholders do not have preemptive or conversion rights and each Fund’s common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable, except as provided under such Fund’s charter.

Purchase and Sale

Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing shareholders.

Outstanding Common Shares as of June 30, 2014

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
BKT	Common Shares	200,000,000	None	63,942,535
BNA	Common Shares	200,000,000	None	34,456,370
BHK	Common Shares	Unlimited	None	27,041,847

Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE, for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

BKT	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
May 31, 2014	$6.69	$6.49	$7.31	$7.23	(8.48)%	(10.24)%
February 28, 2014	$6.65	$6.38	$7.27	$7.32	(8.53)%	(12.84)%
November 30, 2013	$6.70	$6.32	$7.41	$7.27	(9.58)%	(13.07)%
August 31, 2013	$6.97	$6.34	$7.50	$7.27	(7.07)%	(12.79)%
May 31, 2013	$7.34	$7.04	$7.54	$7.57	(2.65)%	(7.00)%
February 28, 2013	$7.49	$7.13	$7.73	$7.64	(3.10)%	(6.68)%
November 30, 2012	$7.74	$7.32	$7.87	$7.77	(1.65)%	(5.79)%
August 31, 2012	$7.71	$7.40	$8.00	$7.99	(3.63)%	(7.38)%
May 31, 2012	$7.60	$7.30	$7.94	$7.89	(4.28)%	(7.48)%
February 29, 2012	$7.56	$7.28	$7.97	$8.00	(5.14)%	(9.00)%
November 30, 2011	$7.46	$7.15	$8.04	$8.00	(7.21)%	(10.63)%

BNA	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
May 31, 2014	$10.81	$10.12	$11.58	$11.35	(6.65)%	(10.84)%
February 28, 2014	$10.45	$9.63	$11.29	$11.05	(7.44)%	(12.85)%
November 30, 2013	$10.04	$9.57	$11.15	$10.80	(9.96)%	(11.39)%
August 31, 2013	$10.59	$9.51	$11.66	$10.78	(9.18)%	(11.78)%
May 31, 2013	$11.80	$10.66	$12.26	$11.73	(3.75)%	(9.12)%
February 28, 2013	$11.90	$11.02	$12.05	$11.77	(1.24)%	(6.37)%
November 30, 2012	$11.99	$11.20	$12.11	$12.02	(0.99)%	(6.82)%
August 31, 2012	$11.58	$10.66	$11.85	$11.38	(2.28)%	(6.33)%
May 31, 2012	$10.79	$10.21	$11.37	$10.89	(5.10)%	(6.24)%
February 29, 2012	$10.78	$10.15	$11.36	$10.95	(5.11)%	(7.31)%
November 30, 2011	$10.23	$9.70	$10.98	$10.82	(6.83)%	(10.35)%

BHK	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
May 31, 2014	$13.86	$13.08	$15.11	$14.54	(8.27)%	(10.04)%
February 28, 2014	$13.39	$12.60	$14.69	$14.16	(8.85)%	(11.02)%
November 30, 2013	$13.12	$12.30	$14.40	$13.83	(8.89)%	(11.06)%

BHK	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
August 31, 2013	$13.93	$12.35	$14.93	$13.81	(6.70)%	(10.57)%
May 31, 2013	$15.06	$13.87	$15.67	$15.02	(3.89)%	(7.66)%
February 28, 2013	$15.83	$14.69	$15.23	$15.07	3.94%	(2.52)%
November 30, 2012	$16.20	$14.52	$15.56	$15.44	4.11%	(5.96)%
August 31, 2012	$15.41	$14.01	$15.22	$14.61	1.25%	(4.11)%
May 31, 2012	$14.19	$13.22	$14.48	$13.99	(2.00)%	(5.50)%
February 29, 2012	$14.19	$12.99	$14.54	$13.85	(2.41)%	(6.21)%
November 30, 2011	$13.40	$12.75	$14.28	$13.82	(6.16)%	(7.74)%

As of June 30, 2014, the NAV per common share of BHK was $15.11 and the market price per common share of BHK was $13.96, representing a discount to NAV of 7.61%, the NAV per common share of BKT was $7.33 and the market price per common share of BKT was $6.64, representing a discount to NAV of 9.41% and the NAV per common share of BNA was $11.80 and the market price per common share of BNA was $10.86, representing a discount to NAV of 7.97%.

For the periods shown in the tables above, the common shares of each Fund have traded at both a premium and discount to NAV.

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not necessarily indicate how its common shares will perform in the future.

	Average Annual Total Returns as of June 30, 2014
Fund	Trailing 12-month Distribution Yield based on June 30, 2014 NAV	One Year ended June 30, 2014 based on NAV	One Year ended June 30, 2014 based on Market Price	Five Years ended June 30, 2014 based on NAV	Five Years ended June 30, 2014 based on Market Price	Ten Years ended June 30, 2014 based on NAV	Ten Years ended June 30, 2014 based on Market Price
BKT	5.95%	5.84%	3.72%	6.77%	7.18%	6.71%	5.93%
BNA	6.05%	13.61%	15.79%	11.85%	11.64%	7.50%	7.80%
BHK	6.00%	13.33%	13.79%	12.54%	12.29%	8.01%	8.37%

FINANCIAL HIGHLIGHTS

BlackRock Income Trust, Inc. (BKT)

The Financial Highlights table is intended to help you understand BKT’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of BKT. The total returns in the table represent the rate an investor would have earned or lost on an investment in BKT (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended February 28, 2014 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, BKT’s independent registered public accounting firm. Financial statements for the fiscal year ended August 31, 2013 and the Report of the Independent Registered Public Accounting Firm thereon appear in BKT’s Annual Report for the fiscal year ended August 31, 2013, which is available upon request.

	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31,					Period November 1, 2007 to August 31, 2008	Year Ended October 31,
		2013	2012	2011	2010	2009		2007		2006		2005		2004
Per Share Operating Performance
Net asset value, beginning of period	$7.32	$7.94	$7.96	$7.76	$7.12	$6.94	$6.53	$6.48		$6.54		$6.95		$7.21

Net investment income	0.18 [1]	0.32 [1]	0.39 [1]	0.35 [1]	0.20 [1]	0.28 [1]	0.26 [1]	0.30		0.32		0.44		0.51

Net realized and unrealized gain (loss)	0.03	(0.46)	0.06	0.19	0.73	0.19	0.40	0.12		0.05		(0.30)		(0.16)

Net increase (decrease) from investment operations	0.21	(0.14)	0.45	0.54	0.93	0.47	0.66	0.42		0.37		0.14		0.35

Dividends and distributions from:
Net investment income	(0.22)	(0.48)[2]	(0.27)[2]	(0.34)[2]	(0.26)[2]	(0.29)[2]	(0.25)[2]	(0.29)[2]		(0.34)[2]		(0.48)[2]		(0.61)[2]

Net realized gain	—	—	(0.20)[2]	—	(0.03)[2]	—	—	—		—		—		—

Return of capital	—	—	—	—	—	—	—	(0.08	)2	(0.09	)2	(0.07	)2	—

Total dividends and distributions	(0.22)	(0.48)	(0.47)	(0.34)	(0.29)	(0.29)	(0.25)	(0.37)		(0.43)		(0.55)		(0.61)

Net asset value, end of period	$7.31	$7.32	$7.94	$7.96	$7.76	$7.12	$6.94	$6.53		$6.48		$6.54		$6.95

Market price, end of period	$6.60	$6.40	$7.63	$7.18	$6.95	$6.53	$6.07	$5.81		$6.07		$5.90		$7.50

Total Investment Return[3]
Based on net asset value	3.29%[4]	(1.45)%	6.24%	7.70%	13.86%	7.64%	10.82%[4]	7.06%		6.06%		2.12%		5.01%

Based on market price	6.66%[4]	(10.34)%	13.19%	8.47%	11.19%	12.87%	8.94%[4]	1.69%		10.18%		(14.63)%		5.97%

Ratios to Average Net Assets
Total expenses	0.97%[5]	1.00%	0.97%	1.06%	1.05%	1.09%	1.63%[5]	2.77%		2.85%		2.80%		1.37%

Total expenses after fees waived and paid indirectly	0.97%[5]	1.00%	0.97%	1.05%	1.02%	1.08%	1.63%[5]	2.76%		2.84%		2.79%		1.37%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.90%[5]	0.90%	0.90%	0.94%	0.92%	0.93%	0.91%[5]	0.98%		1.00%		0.99%		0.97%

Net investment income	4.83%[5]	4.18%	4.86%	4.43%	2.72%	4.09%	4.67%[5]	4.60%		4.92%		6.54%		7.13%

	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31,					Period November 1, 2007 to August 31, 2008	Year Ended October 31,
		2013	2012	2011	2010	2009		2007	2006	2005	2004
Supplemental Data
Net assets, end of period (000)	$467,421	$467,948	$507,852	$508,765	$496,260	$455,529	$444,054	$417,651	$414,460	$418,390	$442,635

Borrowings outstanding, end of period (000)	$197,993	$148,344	$119,706	$233,676	$106,985	$11,815	—	$33,895	$70,691	$149,558	$223,736

Average borrowings outstanding, during the period (000)	$191,496	$188,924	$183,890	$116,771	$23,316	$537	$61,777	$93,325	$104,393	$180,553	$158,278

Portfolio turnover	133%[6]	358%[7]	487%[8]	899%[9]	883%[10]	700%[11]	263%[12]	250%	80%	60%	120%

Asset coverage, end of period per $1,000	$3,362	$4,154	$5,242	$3,177	$5,639	$39,555	$—	$13,322	$6,863	$3,798	$2,978

(1)	Based on average shares outstanding.
(2)	Determined in accordance with federal income tax regulations.
(3)

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

(4)	Aggregate total investment return.
(5)	Annualized.
(6)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 66%.
(7)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 196%.
(8)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 230%.
(9)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 387%.
(10)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 207%.
(11)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 184%.
(12)	Includes TBA transactions. Excluding these transactions, the portfolio turnover rate would have been 0%.

BlackRock Income Opportunity Trust, Inc. (BNA)

The Financial Highlights table is intended to help you understand BNA’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of BNA. The total returns in the table represent the rate an investor would have earned or lost on an investment in BNA (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended February 28, 2014 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, BNA’s independent registered public accounting firm. Financial statements for the fiscal year ended August 31, 2013 and the Report of the Independent Registered Public Accounting Firm thereon appear in BNA’s Annual Report for the fiscal year ended August 31, 2013, which is available upon request.

	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31,					Period November 1, 2007 to August 31, 2008	Year Ended October 31,
		2013	2012	2011	2010	2009		2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.96	$11.84	$10.77	$11.07	$10.02	$10.35	$11.02	$11.17	$11.56	$12.38	$11.93

Net investment income	0.35 [1]	0.68 [1]	0.67 [1]	0.63 [1]	0.59 [1]	0.59 [1]	0.53 [1]	0.62	0.57	0.72	0.76

Net realized and unrealized gain (loss)	0.53	(0.87)	1.05	(0.28)	1.25	(0.31)	(0.69)	(0.11)	0.01	(0.45)	0.53

Net increase (decrease) from investment operations	0.88	(0.19)	1.72	0.35	1.84	0.28	(0.16)	0.51	0.58	0.27	1.29

Dividends and distributions from:

Net investment income	(0.36)	(0.69)[2]	(0.65)[2]	(0.65)[2]	(0.79)[2]	(0.61)[2]	(0.51)[2]	(0.61)[2]	(0.65)[2]	(0.81)[2]	(0.84)[2]

Net realized gain	—	—	—	—	—	—	—	—	(0.26)[2]	(0.28)[2]	—
Return of capital	—	—	—	—	—	—	—	(0.05)[2]	(0.06)[2]	—	—
Total dividends and distributions	(0.36)	(0.69)	(0.65)	(0.65)	(0.79)	(0.61)	(0.51)	(0.66)	(0.97)	(1.09)	(0.84)

Net asset value, end of period	$11.48	$10.96	$11.84	$10.77	$11.07	$10.02	$10.35	$11.02	$11.17	$11.56	$12.38

Market price, end of period	$10.39	$9.64	$11.58	$9.85	$10.56	$9.65	$9.82	$10.19	$10.58	$10.90	$11.38
Total Investment Return[3]
Based on net asset value	8.54%[4]	(1.47)%	16.81%	3.91%	19.83%	3.90%	(1.07)%[4]	5.11%	5.76%	2.95%	11.90%

Based on market price	11.69%[4]	(11.39)%	24.92%	(0.37)%	18.69%	5.46%	1.51%[4]	2.62%	6.27%	5.53%	12.04%

Ratios to Average Net Assets
Total expenses	0.93%[5]	0.93%	0.90%	0.95%	1.09%	0.95%	2.25%[5]	2.01%	1.61%	1.72%	1.11%

Total expenses after fees waived and paid indirectly	0.93%[5]	0.93%	0.90%	0.95%	1.09%	0.95%	2.25%[5]	2.00%	1.61%	1.72%	1.11%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.81%[5]	0.81%	0.82%	0.85%	0.86%	0.85%	0.83%[5]	0.87%	0.89%	0.87%	0.84%

Net investment income	6.29%[5]	5.82%	5.97%	5.94%	5.81%	6.45%	5.89%[5]	5.68%	5.11%	5.97%	6.29%

	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31,					Period November 1, 2007 to August 31, 2008	Year Ended October 31,
		2013	2012	2011	2010	2009		2007	2006	2005	2004
Supplemental Data
Net assets, end of period (000)	$395,558	$377,805	$408,068	$371,175	$381,379	$345,101	$356,456	$379,605	$384,850	$398,078	$426,643

Borrowings outstanding, end of period (000)	$178,517	$172,206	$188,055	$154,883	$157,776	$77,474	$100,740	$105,262	$34,326	$120,179	$94,644

Average borrowings outstanding, during the period (000)	$177,140	$185,003	$151,411	$148,617	$151,700	$49,573	$131,462	$68,241	$59,691	$122,457	$97,264

Portfolio turnover	39%[6]	101%[7]	285%[8]	774%[9]	720%[10]	270%[11]	441%[12]	196%	131%	396%	300%

Asset coverage, end of period per $1,000	$3,219	$3,194	$3,170	$3,396	$3,417	$5,454	$4,538	$4,606	$12,212	$4,312	$5,508

(1)	Based on average shares outstanding.
(2)	Determined in accordance with federal income tax regulations.
(3)

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

(4)	Aggregate total investment return.
(5)	Annualized.
(6)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 22%.
(7)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 63%.
(8)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 231%.
(9)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 492%.
(10)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 608%.
(11)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 165%.
(12)	Includes TBA transactions. Excluding these transactions, the portfolio turnover rate would have been 168%.

BlackRock Core Bond Trust (BHK)

The Financial Highlights table is intended to help you understand BHK’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of BHK. The total returns in the table represent the rate an investor would have earned or lost on an investment in BHK (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended February 28, 2014 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, BHK’s independent registered public accounting firm. Financial statements for the fiscal year ended August 31, 2013 and the Report of the Independent Registered Public Accounting Firm thereon appear in BHK’s Annual Report for the fiscal year ended August 31, 2013, which is available upon request.

	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31,					Period November 1, 2007 to August 31, 2008	Year Ended October 31,
		2013	2012	2011	2010	2009		2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$14.05	$15.21	$13.78	$14.19	$12.56	$12.81	$13.63	$13.82	$14.27	$15.22	$14.75

Net investment income	0.44 [1]	0.89 [1]	0.88 [1]	0.83 [1]	0.87 [1]	0.80 [1]	0.50 [1]	0.74	0.66	0.78	0.92

Net realized and unrealized gain (loss)	0.66	(1.11)	1.37	(0.36)	1.76	(0.28)	(0.69)	(0.13)	0.11	(0.37)	0.66

Net increase (decrease) from investment operations	1.10	(0.22)	2.25	0.47	2.63	0.52	(0.19)	0.61	0.77	0.41	1.58

Dividends and distributions from:
Net investment income	(0.45)	(0.94)[2]	(0.82)[2]	(0.88)[2]	(1.00)[2]	(0.77)[2]	(0.61)[2]	(0.61)[2]	(0.93)[2]	(1.01)[2]	(0.86)[2]
Net realized gain	—	—	—	—	—	—	—	—	(0.29)[2]	(0.35)[2]	(0.25)[2]
Return of capital	—	—	—	—	—	—	(0.02)[2]	(0.19)[2]	—	—	—

Total dividends and distributions	(0.45)	(0.94)	(0.82)	(0.88)	(1.00)	(0.77)	(0.63)	(0.80)	(1.22)	(1.36)	(1.11)

Net asset value, end of period	$14.70	$14.05	$15.21	$13.78	$14.19	$12.56	$12.81	$13.63	$13.82	$14.27	$15.22

Market price, end of period	$13.38	$12.50	$15.41	$12.69	$13.92	$11.98	$11.51	$12.23	$12.86	$13.69	$14.02
Total Investment Return[3]
Based on net asset value	8.32%[4]	(1.42)%	17.06%	4.02%	22.44%	5.28%	(1.00)%[4]	5.04%	6.20%	3.18%	11.79%

Based on market price	10.82%[4]	(13.43)%	28.78%	(2.35)%	25.93%	11.76%	(0.87)%[4]	1.29%	3.07%	7.46%	11.93%

Ratios to Average Net Assets
Total expenses	1.03%[5]	1.03%	0.95%	1.02%	1.18%	1.06%	2.29%[5]	1.60%	1.08%	1.50%	1.32%

Total expenses after fees waived and paid indirectly	0.98%[5]	0.98%	0.94%	1.02%	1.18%	1.06%	2.29%[5]	1.60%	1.08%	1.50%	1.32%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.87%[5]	0.86%	0.86%	0.93%	0.95%	0.83%	0.89%[5]	0.78%	0.77%	0.85%	0.92%

Net investment income	6.27%[5]	5.92%	6.13%	6.05%	6.62%	7.09%	4.55%[5]	5.36%	4.78%	5.20%	6.20%

	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31,					Period November 1, 2007 to August 31, 2008	Year Ended October 31,
		2013	2012	2011	2010	2009		2007	2006	2005	2004
Supplemental Data
Net assets, end of period (000)	$397,519	$379,913	$411,136	$372,295	$383,540	$339,524	$346,177	$368,335	$373,518	$385,514	$411,163

Borrowings outstanding, end of period (000)	$166,096	$172,537	$182,679	$152,301	$168,938	$74,572	$107,690	$103,354	$3,911	$86,876	$102,474

Average borrowings outstanding, during the period (000)	$174,822	$187,038	$143,234	$151,080	$162,760	$73,467	$134,784	$44,786	$25,340	$91,130	$145,094

Portfolio turnover	40%[6]	100%[7]	290%[8]	824%[9]	641%[10]	315%[11]	598%[12]	122%	88%	220%	398%

Asset coverage, end of period per $1,000	$3,393	$3,202	$3,251	$3,444	$3,270	$5,553	$4,215	$4,564	$96,502	$5,438	$5,012

(1)	Based on average shares outstanding.
(2)	Determined in accordance with federal income tax regulations.
(3)

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

(4)	Aggregate total investment return.
(5)	Annualized.
(6)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 23%.
(7)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 63%.
(8)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 237%.
(9)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 544%.
(10)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 534%.
(11)	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 184%.
(12)	Includes TBA transactions. Excluding these transactions, the portfolio turnover rate would have been 337%.

DIVIDENDS AND DISTRIBUTIONS

The dividend and distribution policy of the Acquiring Fund will be the dividend and distribution policy for the Combined Fund. The dividend and distribution policies of the Target Funds are substantially the same as those of the Acquiring Fund.

The Acquiring Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to holders of the Acquiring Fund Shares. The Acquiring Fund’s net investment income consists of all interest income accrued on portfolio assets less all expenses of the Acquiring Fund.

The tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of the Acquiring Fund’s investments. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.

The final tax characterization of distributions is determined after the end of a Fund’s fiscal year and is reported to shareholders on Form 1099. Distributions will be characterized as ordinary income, capital gains and/or return of capital. A Fund’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed a Fund’s current and accumulated earnings and profits in the current fiscal year, the excess may be treated as a return of capital. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is generally not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for income tax purposes when the final determination of the source and character of the distributions is made.

As described above, the portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital. Although capital loss carryforwards from prior years can offset realized net capital gains, capital loss carryforwards will offset current earnings and profits only if they were generated in the Fund’s 2012 taxable year or thereafter. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains (which would occur, for example, if the Fund utilizes pre-2012 capital loss carryforwards to offset capital gains in that tax year), such excess is not treated as a non-taxable return of capital but rather may be taxable to shareholders at ordinary income rates even though it may economically represent a return of capital. Under certain circumstances, such taxable excess distributions could be significant. BKT currently does not have any pre-2012 capital loss carryforwards, however, substantially all of the capital loss carryforwards of the other Funds are from pre-2012 tax years; thus, shareholders of BKT may be subject to such taxable excess distributions as shareholders of the Combined Fund.

Various factors will affect the level of the Acquiring Fund’s net investment income, such as its asset mix, portfolio turnover level, performance of its investments, level of retained earnings, the amount of leverage utilized by the Acquiring Fund and the effects thereof, the costs of such leverage the movement of interest rates and general market conditions. These factors, among others, may result in the Combined Fund’s level of net investment income being different from the level of net investment income for any of the Target Funds or the Acquiring Fund if the Reorganizations were not completed. To permit the Acquiring Fund to maintain more stable monthly distributions and to the extent consistent with the distribution requirements imposed on regulated investment companies by the Code, the Acquiring Fund may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular month may be more or less than the amount actually earned by the Acquiring Fund during that month. Undistributed earnings will increase the Acquiring Fund’s NAV and, correspondingly, distributions from undistributed earnings and from capital, if any, will reduce the Acquiring Fund’s NAV. Holders of the Acquiring Fund Shares will automatically have all dividends and distributions reinvested in common shares issued by the Acquiring Fund or Acquiring Fund Shares purchased in the open market in accordance with the Acquiring Fund’s Automatic Dividend Reinvestment Plan, unless an election is made to receive cash. For information concerning the manner in which dividends and distributions to holders of the Acquiring Fund Shares may be reinvested automatically in the Acquiring Fund Shares, see “Automatic Dividend Reinvestment Plan.”

AUTOMATIC DIVIDEND REINVESTMENT PLAN

The automatic dividend reinvestment plan of the Acquiring Fund will be the automatic dividend reinvestment plan for the Combined Fund. The automatic dividend reinvestment plan of the Target Funds are substantially the same as those of the Acquiring Fund.

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”), all dividends or other distributions (together, a “dividend”) declared for your Acquiring Fund Shares will be automatically reinvested by the Reinvestment Plan Agent, as agent for shareholders in administering the Acquiring Fund’s dividend reinvestment plan (the “Reinvestment Plan”), in additional Acquiring Fund Shares. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting Computershare Trust Company, N.A., as Reinvestment Plan Agent, at the address provided on the following page. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Acquiring Fund Shares for you. If you wish for all dividends declared on your Acquiring Fund Shares to be automatically reinvested pursuant to the Reinvestment Plan, please contact your broker.

The Reinvestment Plan Agent will open an account for each common shareholder under the Reinvestment Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Acquiring Fund declares a dividend payable in cash, non-participants in the Reinvestment Plan will receive cash and participants in the Reinvestment Plan will receive the equivalent in common shares. The common shares will be acquired by the Reinvestment Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Acquiring Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”). If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued common shares on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the dividend payment date. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases. In the event of a market discount on the dividend payment date, the Reinvestment Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the dividend payment date, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Acquiring Fund will pay monthly income dividends. If, before the Reinvestment Plan Agent has completed its open-market purchases, the market price per common share exceeds the NAV per common share, the average per common share purchase price paid by the Reinvestment Plan Agent may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Reinvestment Plan provides that if the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent may cease making open-market purchases and may invest any uninvested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

The Reinvestment Plan Agent maintains all shareholders’ accounts in the Reinvestment Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Reinvestment Plan participant will be held by the Reinvestment Plan Agent on behalf of the Reinvestment Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Reinvestment Plan. The Reinvestment Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Reinvestment Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Reinvestment Plan.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Acquiring Fund; however, each participant will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Participants that request a sale of shares through the Reinvestment Plan Agent are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

The Acquiring Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to purchases in the Reinvestment Plan; however, the Acquiring Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan, including any questions about the Reinvestment Plan, should be directed to the Reinvestment Plan Agent at Computershare Trust Company, N.A., through the internet at www.computershare.com/blackrock, by calling 1-800-699-1236 or in writing to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170.

All overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

CERTAIN PROVISIONS OF THE CHARTER

Each Fund’s articles of incorporation or declaration of trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

The Board of each Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of each Fund. With respect to each Fund, a director may only be removed from office for cause and only by action taken by the holders of at least seventy-five percent (75%) of the shares then entitled to vote in an election of such Board Member.

The agreement and declaration of trust of BHK requires the favorable vote of two- thirds of the Board and a 1940 Act Majority to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity, or

•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities).

BHK may be dissolved after majority of the Board and not less than 75% of the shares of each class or series outstanding entitled to vote, voting as separate classes or series, have approved such dissolution. If the dissolution has been approved by 80% of the Board Members, then a favorable vote of a 1940 Act Majority is required to approve the dissolution. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

The charters of BNA and BKT require the favorable vote of a majority of the outstanding shares of capital stock of the Fund entitled to be voted on the matter to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,

•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), or

•	a liquidation or dissolution of the Fund.

Subtitle 8 of Title 3 of the Maryland General Corporate Law permits a Maryland corporation with a class of equity securities registered under the Securities and Exchange Act of 1934 and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to a provision requiring that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Pursuant to Subtitle 8 and by amendment to the bylaws, the Board of each of BNA and BKT elected to provide that vacancies on the Board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred.

The Board of each Fund has determined that the voting requirements described above, are in the best interests of shareholders generally. Reference should be made to the charter of each Fund on file with the SEC for the full text of these provisions.

GOVERNING LAW

Each of BNA and BKT is organized as a Maryland corporation pursuant to its Articles of Incorporation governed by the laws of the State of Maryland. BNA was incorporated on October 17, 1991 and commenced operations on December 20, 1991. BKT was incorporated on April 22, 1988 and commenced operations on July 22, 1988.

BHK is organized as a Delaware statutory trust pursuant to its Agreement and Declaration of Trust governed by the laws of the State of Delaware. BHK was organized on October 12, 2001 and commenced investment operations on November 27, 2001.

In general, a Delaware statutory trust provides greater flexibility with respect to procedural matters and a corporation provides greater certainty with respect to limitation of personal liability. Under the Delaware Statutory Trust Act, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, there is a remote possibility that shareholders of a Delaware statutory trust could, under certain circumstances be held liable for the Delaware statutory trust’s liabilities to the extent the courts of another state refused to recognize such limited liability in a controversy involving a Delaware statutory trust’s obligations. BHK’s governing document disclaims shareholder liability for acts or obligations of such Fund. Thus, a Delaware statutory trust shareholder’s risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize the Delaware Statutory Trust Act and the complaining party is held not bound by the Delaware statutory trust’s disclaimer regarding shareholder liability. As noted above, a Maryland corporation provides greater certainty with respect to limitation of personal liability. Shareholders of a Maryland corporation currently have no personal liability for the corporation’s acts or obligations, except that a shareholder may be liable to the extent that (i) the shareholder knowingly accepted a distribution in violation of such Maryland corporation’s charter or the Maryland General Corporation Law or (ii) the subscription price or other agreed upon consideration for stock subscribed for has not been paid.

In contrast to the Maryland General Corporation Law, the Delaware Statutory Trust Act allows the parties to define their business relationships and provide rules only in situations where the parties have failed to agree. The Delaware Statutory Trust Act gives maximum effect to the principle of freedom of contract and to the enforceability of a statutory trust’s governing instrument. The Delaware Statutory Trust Act permits a trust’s governing instrument to contain provisions relating to shareholder rights and the removal of trustees, and provides trusts with the ability to amend or restate the trust’s governing instruments. The Delaware Statutory Trust Act also authorizes the trustees to take various actions without requiring shareholder approval if permitted by a trust’s governing instruments. For example, trustees of a Delaware statutory trust may have the power to amend the trust’s governing instrument, merge or consolidate a trust with another entity, and to change the Delaware statutory trust’s domicile, in each case without a shareholder vote.

Other differences between Maryland and Delaware law relate to the authorized shares of a Fund. Consistent with Maryland law, BNA and BKT have authorized a specific number of shares, while BHK, consistent with Delaware law, has authorized the issuance of an unlimited number of shares.

The foregoing is only a summary of certain differences between BNA and BKT under Maryland law and BHK under Delaware law. It is not intended to be a complete list of differences and shareholders should refer to the provisions of each Fund’s applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page ii of this Joint Proxy Statement/Prospectus.

CONVERSION TO OPEN-END FUND

To convert BHK to an open-end investment company, BHK’s agreement and declaration of trust requires the favorable vote of a majority of the Board Members then in office followed by the favorable vote of the holders of not less than seventy-five percent (75%) of the shares of each affected class or series outstanding, voting as separate classes or series, unless such amendment has been approved by 80% of the Board Members of BHK, in which case approval by a 1940 Act Majority will be required.

To convert BNA or BKT to an open-end investment company, such Fund’s articles of incorporation require the favorable vote of a majority of the Board Members then in office followed by the favorable vote of the holders of not less than seventy-five percent (75%) of the shares of capital stock outstanding and entitled to vote on the matter.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund’s common shares would cease to be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at NAV plus a sales load. Each Board believes, however, that its Fund’s closed-end structure is desirable in light of its Fund’s investment objectives and investment policies. Therefore, shareholders should assume that it is not likely that any Board would vote to convert its Fund to an open-end fund.

CAPITALIZATION

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth (i) the capitalization of the Funds as of February 28, 2014 and (ii) the pro forma capitalization of the Combined Fund as if (a) the proposed Reorganizations of all of the Funds had occurred on February 28, 2014, which represents the most likely combination of the Reorganizations, (b) the proposed Reorganization of only BKT into BHK had occurred on February 28, 2014 and (c) the proposed Reorganization of only BNA into BHK had occurred on February 28, 2014.

Capitalization as of February 28, 2014 (Unaudited)

Reorganizations of All of the Funds

	BHK	BNA	BKT	Adjustments		BHK Pro Forma Combined Fund (BKT & BNA into BHK)
Net assets(a)	$397,518,787	$395,557,987	$467,421,050	$(1,057,000)	(b)	$1,259,440,824
Common Shares outstanding	27,041,847	34,456,370	63,942,535	(39,674,046)	(c)	85,766,706
NAV	$14.70	$11.48	$7.31			$14.68

(a)	Based on the number of outstanding common shares as of February 28, 2014.

(b)	Reflects non-recurring aggregate estimated reorganization expenses of $1,057,000 of which $493,000 was attributable to BKT, $141,000 was attributable to BNA and $423,000 was attributable to BHK. The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.
(c)	Reflects adjustments of (7,528,855) for BNA shares of common stock and (32,145,191) for BKT shares of common stock due to differences in per share NAV.

Reorganization of only BKT into BHK

	BHK	BKT	Adjustments		BHK Pro Forma Combined Fund (BKT into BHK)
Net assets(a)	$397,518,787	$467,421,050	$(916,000)	(b)	$864,023,837
Common Shares outstanding	27,041,847	63,942,535	(32,145,191)	(c)	58,839,191
NAV	$14.70	$7.31			$14.68

(a)	Based on the number of outstanding common shares as of February 28, 2014.
(b)	Reflects non-recurring aggregate estimated reorganization expenses of $916,000 of which $423,000 was attributable to BHK and $493,000 was attributable to BKT, respectively. The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.
(c)	Reflects adjustments due to differences in per share NAV.

Reorganization of only BNA into BHK

	BHK	BNA	Adjustments		BHK Pro Forma Combined Fund (BNA into BHK)
Net assets(a)	$397,518,787	$395,557,987	$(564,000)	(b)	$792,512,774
Common Shares outstanding	27,041,847	34,456,370	(7,528,855)	(c)	53,969,362
NAV	$14.70	$11.48			$14.68

(a)	Based on the number of outstanding common shares as of February 28, 2014.
(b)	Reflects non-recurring aggregate estimated reorganization expenses of $564,000 of which $141,000 was attributable to BNA and $423,000 was attributable to BHK, respectively. The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.
(c)	Reflects adjustments due to differences in per share NAV.

VOTING RIGHTS

Voting rights are identical for the shareholders of each Fund. The shareholders of each Fund are entitled to one vote for each share held by them. The shareholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.

Each Fund’s common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s common shares voting for the election of directors can elect all of the directors standing for election by such holders, and, in such event, the holders of the Fund’s remaining common shares will not be able to elect any directors.

APPRAISAL RIGHTS

Shareholders of BHK do not have appraisal rights for their common shares because BHK is organized as a Delaware statutory trust and its governing documents do not provide for appraisal rights. Shareholders of BNA and BKT do not have appraisal rights because under Maryland law, shareholders of an investment company whose shares are traded publicly on a national securities exchange are not entitled to demand the fair value of their shares in connection with a reorganization.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a summary of certain U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of a Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund each receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the respective Target Fund and the Acquiring Fund and assume, among other things, that the Reorganization will be consummated in accordance with the applicable Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•	No gain or loss will be recognized by a Target Fund or the Acquiring Fund by reason of the Reorganization.

•

No gain or loss will be recognized by a shareholder of a Target Fund who exchanges all of its Target Fund stock solely for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund Share, as discussed below).

•

The aggregate tax basis of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder’s Target Fund common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund common share for which cash is received).

•

The holding period of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization will include the holding period of the shareholder’s Target Fund common shares surrendered in exchange therefor.

•

A shareholder of a Target Fund that receives cash in lieu of a fractional Acquiring Fund common share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund common share. A Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund common share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund common share and the Target Fund shareholder’s tax basis in Target Fund common shares allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if the Target Fund shareholder’s holding period for Target Fund common shares is more than one year as of the date the Reorganization is consummated.

•

The Acquiring Fund’s tax basis in a Target Fund’s assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target

Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by a Target Fund.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

Prior to the Closing Date, each Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Target Fund all of such Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest, if any, income through Closing Date. Such distribution will be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of each of the acquired Target Funds. Each Fund that undergoes an “ownership change” for U.S. federal income tax purposes will be subject to the tax loss limitation rules described below, and such limitations might be significant. If only one Reorganization is consummated, the Fund with the smaller NAV at the time of the Reorganization will undergo an ownership change and, depending on the circumstances, the other Fund may also undergo an ownership change. If both Reorganizations are consummated, it is expected that each Fund will undergo an ownership change. For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to each Fund may be subject to tax loss limitation rules to the extent outlined above, it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of each such Fund’s capital loss carryforward as compared with what each such Fund’s utilization of its own capital loss carryforward would be without the Reorganization. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. The Funds’ capital loss carryforwards as of the Closing Date are estimated to be approximately as follows (rounded to the nearest thousand and subject to change based on actual operating results after the date hereof):

Capital Loss Amount

Expiration	BKT	BHK	BNA
8/31/2016	—	$1,056,000	$6,059,000
8/31/2017	—	$7,416,000	$10,965,000
No expiration date*	$17,041,000	—	—

	$17,041,000	$8,472,000	$17,024,000

*	Must be used prior to losses subject to expiration.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Target Funds or the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

VOTING INFORMATION AND REQUIREMENTS

General

A list of the Funds’ shareholders of record as of the Record Date will be available at the shareholder meeting.

Record Date

The Funds’ have fixed the close of business on August 1, 2014 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

As of the Record Date, the Funds had the following number of common shares outstanding:

Title of Class	BKT	BNA	BHK
Common Shares	63,942,535	34,456,370	27,041,847

Proxies

Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at 40 East 52nd Street, New York, New York 10022, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. For BNA and BKT, the holders of at least one-third of the shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. For BHK, the holders of a majority of the shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund’s shares are listed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1-2 before the Special Meeting. Proposals 1-2 are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes are not treated as votes “FOR” a proposal.

With respect to each proposal, abstentions and broker non-votes will have the same effect as votes “AGAINST” the proposal.

As used herein, a “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

Voting Requirement for Proposal 1: The Reorganizations of the Target Funds

Target Funds	Proposals	Required Approval of Target Fund Shareholders
BKT	Proposal 1(A): The shareholders of BKT are being asked to approve the Agreement and Plan of Reorganization between BKT and BHK and the termination of BKT’s registration under the 1940 Act.	A majority of the outstanding shares entitled to vote

BNA	Proposal 1(B): The shareholders of BNA are being asked to approve the Agreement and Plan of Reorganization between BNA and BHK and the termination of BNA’s registration under the 1940 Act.	A majority of the outstanding shares entitled to vote

Voting Requirement for Proposal 2: The Reorganizations of the Acquiring Fund

Target Funds	Proposals	Required Approval of Acquiring Fund Shareholders
BKT	Proposal 2(A): The shareholders of BHK are being asked to approve the Agreement and Plan of Reorganization between BHK and BKT, including the issuance of additional common shares of BHK in connection therewith.	1940 Act Majority

BNA	Proposal 2(B): The shareholders of BHK are being asked to approve the Agreement and Plan of Reorganization between BHK and BNA, including the issuance of additional common shares of BHK in connection therewith.	1940 Act Majority

SHAREHOLDER INFORMATION

As of June 30, 2014, the officers and directors of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of each such Fund.

Unless otherwise indicated, the information set forth below is as of July 15, 2014. To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding common shares, except as set forth below.

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†
BHK	First Trust Portfolios L.P.(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	4,175,489	15.45%

	First Trust Advisors L.P.(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—

	The Charger Corporation(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—

	Wells Fargo & Company(2)	420 Montgomery Street San Francisco, CA 94104	1,350,894	5.00%

	Wells Capital Management Incorporated(2)	420 Montgomery Street San Francisco, CA 94104	—	—

	Wells Fargo Advisors Financial Network, LLC(2)	420 Montgomery Street San Francisco, CA 94104	—	—

	Wells Fargo Advisors, LLC(2)	420 Montgomery Street San Francisco, CA 94104	—	—

BKT	First Trust Portfolios L.P.(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	9,108,530	14.24%

	First Trust Advisors L.P.(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—

	The Charger Corporation(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—

	Sit Investments Associates	3300 IDS Center 80 South Eighth Street Minneapolis, Minnesota 55402	3,364,819	5.26%

BNA	First Trust Portfolios L.P.(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	5,711,505	16.35%

	First Trust Advisors L.P.(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—

Fund	Investor	Address	Common Shares Held†	Common Shares % Held†

	The Charger Corporation(1)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	—	—

†	The information contained in this table is based on Schedule 13D/13G filings made on or before July 15, 2014.
(1)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(2)

Wells Fargo & Company has filed a Schedule 13G on behalf of the following subsidiaries: Wells Capital Management Incorporated, Wells Fargo Advisors, LLC and Wells Fargo Advisors Financial Network, LLC and did not differentiate the holdings as to each entity.

SHAREHOLDER PROPOSALS

To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The bylaws of BKT and BNA were filed with the SEC on September 21, 2010 on Form 8-K. The bylaws of BHK were filed with the SEC on October 29, 2010 on Form 8-K. Shareholders may obtain copies of such documents as described on page ii of this Joint Proxy Statement/Prospectus.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at 40 East 52nd Street, New York, New York 10022, Attention: Janey Ahn.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about August 20, 2014. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Investment Advisor and their affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, fax or the internet. The Funds and the Investment Advisor have retained Georgeson Inc. (“Georgeson”), 480 Washington Blvd., 26th Floor, Jersey City, New Jersey 07310, a proxy solicitation firm, to assist with the solicitation of proxies. The cost of Georgeson’s services in connection with the proxy is anticipated to be approximately $42,000, $30,000 and $52,000 for BKT, BNA and BHK, respectively.

LEGAL MATTERS

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganizations will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 200 Berkeley Street, Boston, Massachusetts 02116.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Funds’ Board Members, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, the Investment Advisor and certain officers of the Investment Advisor (including in some cases former Section 16 insiders for a period of up to 6 months), to file reports on holdings of, and transactions in, Fund shares with the SEC and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its Board Members, executive officers, ten percent holders, the Investment Advisor and certain officers of the Investment Advisor met all such applicable SEC filing requirement for the Funds’ most recently concluded fiscal year.

OTHER MATTERS WITH RESPECT TO THE MEETING

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting. For BHK, a list of shareholders of record as of the Record Date will be available at the offices of BHK, 1 University Square Drive, Princeton, New Jersey 08540, for inspection by BHK’s shareholders during regular business hours beginning ten days prior to the date of the meeting.

Shareholders who want to communicate with the Board or any individual director should write the Fund to the attention of the Secretary, 40 East 52nd Street, New York, New York 10022. Shareholders may communicate with the Board electronically by sending an email to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder.

If the communication is intended for a specific director and so indicates, it will be sent only to that director. If a communication does not indicate a specific director, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer, 100 Bellevue Parkway, Wilmington, Delaware 19809. Shareholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

PRIVACY PRINCIPLES OF THE FUNDS

The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) from visits to the Funds’ or their affiliates’ websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require a Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

OTHER INFORMATION

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. PNC is BlackRock’s largest stockholder and is an affiliate of BlackRock for 1940 Act purposes.

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

John M. Perlowski

President and Chief Executive Officer

BlackRock Income Trust, Inc.

BlackRock Income Opportunity Trust, Inc.

BlackRock Core Bond Trust

August 11, 2014

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

SUBJECT TO COMPLETION, DATED AUGUST 11, 2014

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

BLACKROCK INCOME TRUST, INC.

BLACKROCK INCOME OPPORTUNITY TRUST, INC.

BLACKROCK CORE BOND TRUST

Dated August 11, 2014

This Statement of Additional Information is available to the shareholders of (i) BlackRock Income Trust, Inc. (“BKT”), (ii) BlackRock Income Opportunity Trust, Inc. (“BNA”) (each a “Target Fund” and, collectively, the “Target Funds”) and (iii) BlackRock Core Bond Trust (“BHK” or the “Acquiring Fund,” and together with the Target Funds, the “Funds”) in connection with the proposed reorganizations (each a “Reorganization” and, collectively, the “Reorganizations”) whereby each Target Fund will merge directly with and into the Acquiring Fund. Each Target Fund will then terminate its registration under the Investment Company Act of 1940 (the “1940 Act”). In each Reorganization, the outstanding common shares of each Target Fund will be exchanged for newly-issued common shares of the Acquiring Fund, par value $0.001 per share (“Acquiring Fund Shares”). The aggregate net asset value (“NAV”) (not the market value) of Acquiring Fund Shares received by the shareholders of a Target Fund in each Reorganization will equal the aggregate NAV (not the market value) of the common shares of such Target Fund held by such shareholders immediately prior to such Reorganization, less the applicable costs of such Reorganization (though shareholders may receive cash for their fractional common shares). A copy of a form of the Agreement and Plan of Reorganization between each Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated August 11, 2014 relating to the proposed Reorganizations. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Funds at 1 University Square Drive, Princeton, New Jersey 08540-6455, or by calling (800) 882-0052.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Acquiring Fund’s investment objective, policies and techniques that are described in the Joint Proxy Statement/Prospectus.

Portfolio Investments.

The Acquiring Fund invests primarily in a portfolio of investment grade dollar denominated bonds. Bonds rated Baa or BBB or above are considered “investment grade” securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Bonds rated below investment grade quality (commonly referred to as “high yield” or “junk” bonds) are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Acquiring Fund may have greater difficulty selling its portfolio securities. The Acquiring Fund will be more dependent on the Investment Advisor’s research and analysis when investing in these securities.

The Acquiring Fund may invest in high yield securities rated, at the time of investment, Ba/BB or below by Moody’s, S&P, Fitch or another nationally recognized rating agency, or that are unrated but judged to be of comparable quality. The lowest rated bonds in which the Acquiring Fund may invest are securities rated in the category “C” or determined by the Investment Advisor to be of comparable quality. Securities rated “C” are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

A general description of Moody’s and S&P’s ratings of debt securities is set forth in Appendix E to the Statement of Additional Information. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Mortgage-Related and Asset-Backed Securities.

The Acquiring Fund may make significant investments in residential and commercial mortgage-related securities issued by governmental entities and private issuers.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of the Acquiring Fund, the maturity of mortgage-related and other asset-backed securities held by the Acquiring Fund will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

The relationship between prepayments and interest rates may give some high-yielding mortgage-related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Acquiring Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage-related and asset-backed security’s total return and maturity may be difficult to predict precisely. To the extent that the Acquiring Fund purchases mortgage-related and asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Acquiring Fund’s principal investment to the extent of premium paid.

The Acquiring Fund may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by The PNC Financial Services Group, Inc. or its affiliates (“PNC”) or mortgage-related securities containing loans or mortgages originated by PNC. It is possible that under some circumstances, PNC could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC.

Mortgage-Backed Securities. Mortgage-backed securities (“MBS”) include structured debt obligations collateralized by pools of commercial (“CMBS”) or residential (“RMBS”) mortgages. Pools of mortgage loans and mortgage-backed loans, such as mezzanine loans, are assembled as securities for sale to investors by various governmental, government-related and private organizations. MBS include complex instruments such as collateralized mortgage obligations (“CMOs”), stripped MBS, mortgage pass-through securities and interests in Real Estate Mortgage Investment Conduits (“REMICs”). The MBS in which the Acquiring Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Acquiring Fund may invest in RMBS and CMBS issued by governmental entities and private issuers, including subordinated MBS and residual interests. The Acquiring Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages.

In general, losses on a mortgaged property securing a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, then by the holder of a mezzanine loan or B-Note, if any, then by the “first loss” subordinated security holder (generally, the “B-Piece” buyer) and then by the holder of a higher rated security. The Acquiring Fund may invest in any class of security included in a securitization. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit, mezzanine loans or B-Notes, and any classes of securities junior to those in which the Acquiring Fund invests, the Acquiring Fund will not be able to recover all of its investment in the MBS it purchases. MBS in which the Acquiring Fund invests may not contain reserve funds, letters of credit, mezzanine loans and/or junior classes of securities. The prices of lower credit quality securities are generally less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of bonds, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the “Government National Mortgage Association,” or “GNMA”) are described as modified pass-through. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Acquiring Fund’s industry concentration restrictions, set forth in “The Acquiring Fund’s Investments—Investment Restrictions” in the Joint Proxy Statement/Prospectus, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Acquiring Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”). Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration (the “FHA”) or the Department of Veterans Affairs (the “VA”). In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

RMBS. RMBS are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured, on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances, by residential real estate (one- to four-family properties), the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon or to refinance indebtedness previously used for such purposes. Non-agency residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Agency RMBS. The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the FHA, or guaranteed by the VA. MBS issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantees are backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA (also known as “Fannie Maes”) are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues FHLMC Guaranteed Mortgage Pass-Through Certificates (also known as “Freddie Macs” or “PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS.

As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In February 2009, the U.S. Treasury doubled the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In December 2009, the U.S. Treasury announced further amendments to the Senior Preferred Stock Purchase Agreements which included additional financial support to certain governmentally supported entities, including the Federal Home Loan Banks (“FHLBs”), FNMA and FHLMC. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact FNMA, FHLMC and the FHLBs, and the values of their related securities or obligations. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of MBS issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace FNMA or FHLMC as trustee if the requisite percentage of MBS holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

A 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development set forth a plan to reform America’s housing finance market, which would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan did not propose similar significant changes to GNMA, which guarantees payments on mortgage related securities backed by federally insured or guaranteed loans. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly rated mortgage related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Non-Agency RMBS. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Acquiring Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. No insurance or guarantee covers the Acquiring Fund or the price of the Acquiring Fund’s shares. RMBS issued by nongovernmental issuers generally offer a higher rate of interest than government agency and government-related securities because there are no direct or indirect government guarantees of payment. The Acquiring Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Investment Advisor determines that the securities meet the Acquiring Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

CMOs and REMICs. The Acquiring Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduit (“REMIC”) pass-through or participation certificates (“REMIC Certificates”). These multiple class securities may be issued by U.S. government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as “regular” interests or “residual” interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer.

Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests. The Acquiring Fund does not currently intend to purchase residual interests. The markets for CMOs and REMICs may be more illiquid than those of other securities.

Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs or REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying PCs. PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as “Gold PCs.”

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or bonds issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Acquiring Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal- only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Acquiring Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Acquiring Fund may fail to recoup some or all of its initial investment in these securities even if the security has received the highest rating from one or more nationally recognized statistical ratings organizations.

Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

U.S. Government Obligations.

The Acquiring Fund may purchase obligations issued or guaranteed by the U.S. government and U.S. government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury Income Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury certificates (“CATs”)). The Acquiring Fund may purchase these certificates, as well as Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. government obligations which the Acquiring Fund may hold, include, but are not limited to, U.S. Treasury bills, Treasury notes and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the “World Bank”), the Asian-American Development Bank and the Inter-American Development Bank.

The Acquiring Fund may purchase (i) debt securities issued by the U.S. Treasury which are direct obligations of the U.S. government, including bills, notes and bonds, and (ii) obligations issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, including FNMA, Federal Home Loan Bank and the Federal Housing Administration.

Non-Investment Grade Securities.

The Acquiring Fund may invest in non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds.”

High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies’ evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a higher risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Advisor performs its own analysis of the issuers whose non-investment grade securities the Acquiring Fund holds. Because of this, the Acquiring Fund’s performance may depend more on the Investment Advisor’s own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see Appendix E to the Statement of Additional Information.

In selecting non-investment grade securities, the Investment Advisor considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Acquiring Fund. The Investment Advisor continuously monitors the issuers of non-investment grade securities held by the Acquiring Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Acquiring Fund so that it can make distributions. If a security’s rating is reduced below the minimum credit rating that is permitted for the Acquiring Fund, the Investment Advisor will consider whether the Acquiring Fund should continue to hold the security.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission and transaction costs.

The lowest rated bonds in which the Acquiring Fund may invest are securities rated in the category “C” or determined by the Investment Advisor to be of comparable quality. Securities rated “C” are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

Short-Term Fixed Income Securities.

For temporary defensive purposes or to keep cash on hand fully invested, the Acquiring Fund may invest up to 100% of its total managed assets in cash equivalents and short-term fixed-income securities. Short-term fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the

U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Acquiring Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest or other securities. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell or take possession of the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Investment Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Investment Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Variable and Floating Rate Instruments.

The Acquiring Fund may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Acquiring Fund may invest up to 5% of their total managed assets in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the Acquiring Fund. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for the Acquiring Fund to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Acquiring Fund is not entitled to exercise its demand rights.

With respect to purchasable variable and floating rate instruments, the Investment Advisor will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Acquiring Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Acquiring Fund is not entitled to exercise its demand rights, and the Acquiring Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Acquiring Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Duration Management and Other Management Techniques.

The Acquiring Fund may use a variety of other investment management techniques and instruments. The Acquiring Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, “Strategic Transactions”). These Strategic Transactions may be used for duration management and other risk management techniques in an attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the bonds markets and changes in interest rates, to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Strategic Transactions are described below. The ability of the Acquiring Fund to use them successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of the Acquiring Fund that arise from the use of Strategic Transactions will be covered by earmarked or segregated liquid assets or offsetting transactions, the Acquiring Fund and the Investment Advisor believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Commodity options and futures contracts regulated by the CFTC have specific margin requirements described below and are not treated as senior securities. The use of certain Strategic Transactions may give rise to taxable income and have certain other tax consequences.

Interest Rate Transactions. The Acquiring Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Acquiring Fund may use these transactions as a hedge or for duration or risk management or to enhance income or gain. Interest rate swaps involve the exchange by the Acquiring Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Acquiring Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Acquiring Fund will accrue the net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records or segregate with a custodian an amount of cash or liquid securities having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. The Acquiring Fund will only enter into interest rate swap, cap or floor transactions with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

Futures Contracts and Options on Futures Contracts. The Acquiring Fund may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Acquiring Fund may engage in such transactions to manage the risk of its portfolio securities or to seek to enhance the Acquiring Fund’s income or gain.

Calls on Securities, Indices and Futures Contracts. The Acquiring Fund may sell or purchase call options (“calls”) on bonds and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and simultaneously obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Acquiring Fund must be “covered” as long as the call is outstanding (i.e., the Acquiring Fund must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Acquiring Fund exposes the Acquiring Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Acquiring Fund to hold a security, or futures contract, which it might otherwise have sold. The purchase of a call gives the Acquiring Fund the right to buy a security, futures contract or index at a fixed price. Calls on futures on bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities earmarked or segregated to satisfy the Acquiring Fund’s obligations pursuant to such instruments.

Puts on Securities, Indices and Futures Contracts. The Acquiring Fund may purchase put options (“puts”) that relate to bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Acquiring Fund may also sell puts on bonds, indices or futures contracts on such securities if the Acquiring Fund’s contingent obligations on such puts are secured by earmarked or segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Acquiring Fund will not sell puts if, as a result, more than 50% of the Acquiring Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Acquiring Fund may be required to buy the underlying security at a price higher than the current market price.

Appendix D contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Acquiring Fund’s other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Acquiring Fund’s portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Investment Advisor; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Acquiring Fund being in a worse position than if such techniques had not been used.

To maintain greater flexibility, the Acquiring Fund may invest in instruments which have the characteristics of futures contracts. These instruments may take a variety of forms, such as bonds with interest or principal payments determined by reference to the value of a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Certain provisions of the Code may restrict or affect the ability of the Acquiring Fund to engage in Strategic Transactions.

Forward Currency Contracts.

The Acquiring Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The Acquiring Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Acquiring Fund intends to acquire. The Acquiring Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Acquiring Fund may also use forward currency contracts to shift the Acquiring Fund’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Acquiring Fund owns securities denominated in a foreign currency and the Investment Advisor believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Acquiring Fund may also purchase forward currency contracts to enhance income when the Investment Advisor anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

The Acquiring Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Acquiring Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Acquiring Fund’s existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Acquiring Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Investment Advisor anticipates that there will be a correlation between the two currencies.

The cost to the Acquiring Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Acquiring Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Acquiring Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Acquiring Fund might be unable to close out a forward currency contract. In either event, the Acquiring Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to earmark or maintain cash or liquid assets in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Acquiring Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain.

Short Sales.

The Acquiring Fund may make short sales of bonds. A short sale is a transaction in which the Acquiring Fund sells a security it does not own in anticipation that the market price of that security will decline. The Acquiring Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Acquiring Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Acquiring Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Acquiring Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Acquiring Fund will also be required to designate on its books and records or segregate with a custodian cash or liquid assets to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Acquiring Fund on such security, the Acquiring Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Acquiring Fund replaces the borrowed security, the Acquiring Fund will incur a loss; conversely, if the price declines, the Acquiring Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Acquiring Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Acquiring Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total managed assets or the Acquiring Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Acquiring Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Acquiring Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Reverse Repurchase Agreements.

The Acquiring Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement by the Acquiring Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Acquiring Fund enters into a reverse repurchase agreement, it may designate on its books and records or segregate with a custodian liquid instruments having a value not less than the repurchase price (including accrued interest). The use by the Acquiring Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Acquiring Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value if the securities retained in lieu of sale by the Acquiring Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund’s obligation to repurchase the securities, and the Acquiring Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Acquiring Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Dollar Roll Transactions.

To take advantage of attractive opportunities in the bond market and to enhance current income, the Acquiring Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Acquiring Fund of a mortgage-backed or other security concurrently with an agreement by the Acquiring Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Acquiring Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Acquiring Fund, and the income from these investments will generate income for the Acquiring Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Acquiring Fund compared with what the performance would have been without the use of dollar rolls. At the time the Acquiring Fund enters into a dollar roll transaction, it will designate on its books and records or segregate with a custodian cash, U.S. government securities or other liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

Dollar roll transactions involve the risk that the market value of the securities the Acquiring Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Acquiring Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Restricted and Illiquid Securities.

Certain of the Acquiring Fund’s investments may be illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Acquiring Fund in determining its NAV. Illiquid securities may be subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities.

The Acquiring Fund may purchase bonds on a “when-issued” basis and may purchase or sell bonds on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. If the Acquiring Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

At the time the Acquiring Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records or segregate with a custodian cash or liquid assets with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Acquiring Fund. Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Board of New York, the Acquiring Fund or its counterparty generally is required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions. Any collateral posted by the Acquiring Fund will be held on a segregated basis in the name of the Acquiring Fund by its qualified custodian.

There is always a risk that the securities may not be delivered and that the Acquiring Fund may incur a loss. Settlements in the ordinary course are not treated by the Acquiring Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Pay-in-Kind Bonds.

The Acquiring Fund may invest in Pay-in-kind, or “PIK,” bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Acquiring Fund may obtain no return at all on its investment. The market price of PIK bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Acquiring Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Brady Bonds.

The Acquiring Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds.

Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Brady Bonds involve various risk factors described elsewhere associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Acquiring Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Acquiring Fund to suffer a loss of interest or principal on any of its holdings.

A significant amount of the Brady Bonds that the Acquiring Fund may purchase have no or limited collateralization, and the Acquiring Fund will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Acquiring Fund may invest are likely to be acquired at a discount.

Collateralized Bond Obligations.

The Acquiring Fund may invest in collateralized bond obligations (“CBOs”), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

Mezzanine Investments.

The Acquiring Fund may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula.

Loan Participations and Assignments.

The Acquiring Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporation or foreign government and one or more financial institutions (“Lenders”). The Acquiring Fund’s investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. Participations typically will result in the Acquiring Fund having a contractual relationship only with the Lender not the borrower. The Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and the Acquiring Fund and only upon receipt by the Lender of the payments by the borrower. In connection with purchasing Participations, the Acquiring Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan (“Loan Agreement”), nor any rights of set-off against the borrower, and the Acquiring Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result the Acquiring Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Acquiring Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Acquiring Fund will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between the Fund and the borrower, are believed by the Investment Advisor to be creditworthy at the time they enter into such transactions. When the Acquiring Fund purchases Assignments from Lenders, the Acquiring Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Acquiring Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Acquiring Fund may have difficulty disposing of Assignments and Participations. Because there is no liquid market for such securities, the Acquiring Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Acquiring Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Acquiring Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Acquiring Fund to assign a value to those securities for purposes of valuing the Acquiring Fund’s portfolio and calculating its net asset value.

Structured Investments.

The Acquiring Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Investments”) backed by, or representing interests in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Acquiring Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Acquiring Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Certain issuers of Structured Investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Acquiring Fund’s investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act. Structured Investments are typically sold in private placement transaction, and there currently is no active trading market for Structured Investments.

While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other securities and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, the Acquiring Fund’s use of structured instruments may not work as intended.

Convertible Securities.

The Acquiring Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible fixed-income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. The Acquiring Fund will treat investments in convertible debt securities as debt securities for purposes of its investment policies.

Warrants.

The Acquiring Fund may acquire warrants for equity securities and debt securities that are acquired as units with debt securities. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Project Loans.

The Acquiring Fund may invest in project loans, which are fixed income securities of issuers whose revenues are primarily derived from mortgage loans to multi-family, nursing home and other real estate development projects. The principal payments on these mortgage loans will be insured by agencies and authorities of the U.S. government.

Repurchase Agreements.

As temporary investments, the Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Acquiring Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Advisor, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Investment Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Stripped, Zero Coupons and Deferred Payment Obligations.

To the extent consistent with its investment objectives, the Acquiring Fund may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. government and other obligations. These participants, which may be issued by the U.S. government (or a U.S. government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their “face value,” and may include stripped mortgage-backed securities (“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest (“IO” or interest only), while the other class receives all of the principal (“PO” or principal only). However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Acquiring Fund may fail to fully recoup its initial investment. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also more volatile and there is a greater risk that the initial investment will not be fully recouped.

The Acquiring Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to potentially avoid liability for federal income and excise taxes, the Acquiring Fund may be required to distribute income accrued with respect to these securities and may have to dispose of Trust securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The Acquiring Fund may invest in Deferred Payment Securities. Deferred Payment Securities are securities that remain Zero-Coupon Securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred Payment Securities are subject to greater fluctuations in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Lending of Securities.

The Acquiring Fund will not lend portfolio securities if, as a result, the aggregate value of such loans exceeds 33 1/3% of the value of the Acquiring Fund’s total managed assets (including such loans).

The Acquiring Fund may lend portfolio securities to certain borrowers determined to be creditworthy by BlackRock, including to borrowers affiliated with BlackRock. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Acquiring Fund may terminate a loan at any time and obtain the return of the securities loaned. The Acquiring Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Acquiring Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Acquiring Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Acquiring Fund for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Investment Advisor or in registered money market funds advised by the Investment Advisor or its affiliates; such investments are subject to investment risk.

The Acquiring Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Acquiring Fund and to retain an affiliate of the Acquiring Fund as lending agent. To the extent that the Acquiring Fund engages in securities lending, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Investment Advisor, acts as securities lending agent for the Acquiring Fund, subject to the overall supervision of the Investment Advisor. BIM administers the lending program in accordance with guidelines approved by the Board. Pursuant to the current securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

To the extent that the Acquiring Fund engages in securities lending, the Acquiring Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Acquiring Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan in a private investment company managed by an affiliate of the Investment Advisor, however, BIM has agreed to cap the collateral investment expenses the Acquiring Fund bears to an annual rate of 0.04% of the daily net assets of such private investment company (the “collateral investment expenses”). In addition, in accordance with the exemptive order, the investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Acquiring Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee.

Pursuant to the current securities lending agreement, the Acquiring Fund retains 80% of securities lending income (which excludes collateral investment expenses).

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Closed-End Complex in a calendar year exceeds the breakpoint dollar threshold applicable in the given year, the Acquiring Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses).

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Acquiring Fund’s risk factors that are described in the Joint Proxy Statement/Prospectus and the preceding discussion of the Acquiring Fund’s investment objective, investment policies and techniques.

Mortgage-Related Securities Risk. MBS generally are classified as either RMBS or CMBS, each of which are subject to certain specific risks as further described below.

RMBS Risk. RMBS are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. Non-agency residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Agency RMBS Risks. MBS issued by FNMA or FHLMC are guaranteed as to timely payment of principal and interest by FNMA or FHLMC, but are not backed by the full faith and credit of the U.S. government. In 2008, FHFA placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into an agreement with each of FNMA and FHLMC that contains various covenants that severely limit each enterprise’s operations. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default.

Under the Reform Act, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. In the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of MBS issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace FNMA or FHLMC as trustee if the requisite percentage of MBS holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

A 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development set forth a plan to reform America’s housing finance market, which would reduce the role of and eventually eliminate FNMA and FHLMC, and identified proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC. The impact of such reforms on the markets for MBS is currently unknown. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact FNMA, FHLMC and the FHLBs, and the values of their related securities or obligations.

Non-Agency RMBS Risks. Non-agency RMBS are securities issued by non-governmental issuers. Non-agency RMBS have no direct or indirect government guarantees of payment and are subject to various risks as described herein.

Borrower Credit Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. Non-agency residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Legal Risks. Legal risks associated with RMBS can arise as a result of the procedures followed in connection with the origination of the mortgage loans or the servicing thereof, which may be subject to various federal and state laws (including, without limitation, predatory lending laws), public policies and principles of equity that regulate interest rates and other charges, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information and debt collection practices and may limit the servicer’s ability to collect all or part of the principal of or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it or subject the servicer to damages and sanctions. Specifically, provisions of federal predatory lending laws, such as the federal Truth-in-Lending Act (as supplemented by the Home Ownership and Equity Protection Act of 1994) and Regulation Z, and various recently enacted state predatory lending laws provide that a purchaser or assignee of specified types of residential mortgage loans (including an issuer of RMBS) may be held liable for violations by the originator of such mortgage loans. Under such assignee liability provisions, a borrower is generally given the right to assert against a purchaser of its mortgage loan any affirmative claims and defenses to payment that such borrower could assert against the originator of the loan or, where applicable, the home improvement contractor that arranged the loan. Liability under such assignee liability provisions could, therefore, result in a disruption of cash flows allocated to the holders of RMBS where either the issuer of such RMBS is liable for damages or is unable to enforce payment by the borrower.

In most but not all cases, the amount recoverable against a purchaser or assignee under such assignee liability provisions is limited to amounts previously paid and still owed by the borrower. Moreover, sellers of residential mortgage loans to an issuer of RMBS typically represent that the loans have been originated in accordance with all applicable laws and in the event such representation is breached, the seller typically must repurchase the offending loan. Notwithstanding these protections, an issuer of RMBS may be exposed to an unquantifiable amount of potential assignee liability because, first, the amount of potential assignee liability under certain predatory lending laws is unclear and has yet to be litigated, and, second, in the event a predatory lending law does not prohibit class action lawsuits, it is possible that an issuer of RMBS could be liable for damages for more than the original principal amount of the offending loans held by it. In such circumstances the issuer of RMBS may be forced to seek contribution from other parties, who may no longer exist or have adequate funds available to fund such contribution.

In addition, structural and legal risks of RMBS include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), the assets of the issuer could be treated as never having been truly sold by the originator to the issuer and could be substantively consolidated with those of the originator, or the transfer of such assets to the issuer could be voided as a fraudulent transfer. Challenges based on such doctrines could result also in cash flow delays and losses on the related issue of RMBS.

Mortgage Loan Market Risk. In the recent past, the residential mortgage market in the United States experienced difficulties that adversely affected the performance and market value of certain mortgages and mortgage related securities. Delinquencies and losses on residential mortgage loans (especially sub-prime and second lien mortgage loans) generally increased during this period and declines in or flattening of housing values in many housing markets were generally viewed as exacerbating such delinquencies and losses. Borrowers with ARMs are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.

At any one time, a portfolio of RMBS may be backed by residential mortgage loans that are highly concentrated in only a few states or regions. As a result, the performance of such residential mortgage loans may be more susceptible to a downturn in the economy, including in particular industries that are highly represented in such states or regions, natural calamities and other adverse conditions affecting such areas. The economic downturn experienced in the recent past at the national level, and the more serious economic downturn experienced in the recent past in certain geographic areas of the United States, including in particular areas of the United States where rates of delinquencies and defaults on residential mortgage loans were particularly high, is generally viewed as having contributed to the higher rates of delinquencies and defaults on the residential mortgage loans underlying RMBS during this period. There also can be no assurance that areas of the United States that mostly avoided higher rates of delinquencies and defaults on residential mortgage loans during this period would continue to do so if an economic downturn were to reoccur at the national level.

Another factor that may contribute to, and may in the future result in, higher delinquency and default rates is the increase in monthly payments on ARMs. Any increase in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers who have ARMs. Moreover, with respect to hybrid mortgage loans (which are mortgage loans combining fixed and adjustable rate features) after their initial fixed rate period or other adjustable-rate mortgage loans, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the non-agency RMBS.

As a result of rising concerns about increases in delinquencies and defaults on residential mortgage loans (particularly on sub-prime and adjustable-rate mortgage loans) and as a result of increasing concerns about the financial strength of originators and servicers and their ability to perform their obligations with respect to non-agency RMBS, there may be an adverse change in the market sentiments of investors about the market values and volatility and the degree of risk of non-agency RMBS generally. Some or all of the underlying residential mortgage loans in an issue of non-agency RMBS may have balloon payments due on their respective maturity dates. Balloon residential mortgage loans involve a greater risk to a lender than fully amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including, without limitation, the strength of the local or national residential real estate markets, interest rates and general economic conditions and the financial condition of the borrower. If borrowers are unable to make such balloon payments, the related issue of non-agency RMBS may experience losses.

RMBS backed by collateral pools of mortgage loans that have been originated using underwriting standards that are less restrictive than those used in underwriting “prime mortgage loans” and “Alt-A mortgage loans” include mortgage loans made to borrowers having imperfect or impaired credit histories, mortgage loans where the amount of the loan at origination is 80% or more of the value of the mortgage property, mortgage loans made to borrowers with low credit scores, mortgage loans made to borrowers who have other debt that represents a large portion of their income and mortgage loans made to borrowers whose income is not required to be disclosed or verified and are commonly referred to as “sub-prime” mortgage loans. Sub-prime mortgage loans have in recent periods experienced increased rates of delinquency, foreclosure, bankruptcy and loss, and they are likely to continue to experience delinquency, foreclosure, bankruptcy and loss rates that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Certain categories of RMBS, such as option ARM RMBS and sub-prime RMBS, have been referred to by the financial media as “toxic assets.”

Although the United States economy has been slowly improving in recent years, if the economy of the United States begins to deteriorate again the incidence of mortgage foreclosures, especially sub-prime mortgages, could begin to increase again, which could adversely affect the value of any RMBS owned by the Acquiring Fund.

Legislation and Regulation Risk. The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment in July 2008 of the Housing and Economic Recovery Act of 2008, a wide-ranging housing rescue bill that offers up to $300 billion in assistance to troubled homeowners and emergency assistance to FNMA and FHLMC. This bill could potentially have a material adverse effect on the Acquiring Fund’s investment program as the bill, among other things, (1) allows approximately 400,000 homeowners to refinance into affordable, government-backed loans through a program run by the FHA, and (2) provides approximately $180 million for “pre-foreclosure” housing counseling and legal services for distressed borrowers. In 2007, U.S. Treasury then-Secretary Henry Paulson and HUD then-Secretary Alphonso Jackson and the mortgage industry worked to develop HOPE NOW, an alliance of participants in the mortgage industry intended to work with borrowers with sub-prime mortgages facing interest rate increases and increasing payments. The Congressional Research Service reports that HOPE NOW has undertaken an initiative to provide homeowners with free telephone consultations with HUD-approved credit counselors, who can help homeowners contact their lenders and credit counselors to work out a plan to avoid foreclosure. Certain borrowers may also seek relief through the “FHA Secure” refinancing option that gives homeowners with non-FHA ARMs, current or delinquent and regardless of reset status, the ability to refinance into a FHA-insured mortgage. The Helping Families Save Their Homes Act of 2009, which was enacted on May 20, 2009, provides a safe harbor for servicers entering into “qualified loss mitigation plans” with respect to residential mortgages originated before the act was enacted. By protecting servicers from certain liabilities, this safe harbor may encourage loan modifications and reduce the likelihood that investors in securitizations will be paid on a timely basis or will be paid in full.

In addition, the mortgage crisis has led public advocacy groups to demand, and governmental officials and federal and state regulatory agencies to propose and consider, a variety of other “bailout” and “rescue” plans that could potentially have a material adverse effect on the Acquiring Fund’s investment program. Some members of the U.S. Congress are concerned that the downturn in the housing market has played a role in the rise of late mortgage payments and foreclosures and expect that these conditions will lead to increased filings for bankruptcy. The terms of other proposed legislation or other plans may include, by way of example and not limitation, the following:

•	moratoriums on interest rate increases for certain mortgage loans and on foreclosure proceedings;

•

conversions of ARMs to fixed-rate mortgages (including in connection with government-backed refinancings of individual mortgage loans), with potential workouts to provide borrowers with equity stakes in their homes;

•	increased scrutiny of mortgage originations (including mortgage loans in which the Acquiring Fund may own an interest through non-agency RMBS) and foreclosure proceedings;

•	additional registration and licensing requirements for mortgage brokers, lenders and others involved in the mortgage industry; and

•

greater relief to homeowners under the U.S. Bankruptcy Code or other federal or state laws, including relief to stay or delay the foreclosure of residential mortgage loans or to modify payment terms, including interest rates and repayment periods, of residential mortgage loans, over a lender’s objections, as the result of a “cramdown,” which decreases the debt’s value to as low as the collateral’s fair market value.

A significant number of loan modifications could result in a significant reduction in cash flows to the holders of the mortgage securities on an ongoing basis. These loan modification programs, as well as future legislative or regulatory actions, including amendments to the bankruptcy laws, that result in the modification of outstanding mortgage loans may adversely affect the value of, and the returns on, the assets in which the Acquiring Fund may invest.

New laws, legislation or other government regulations, including those promulgated in furtherance of a “bailout” or “rescue” plan to address the crisis and distress in the residential mortgage loan sector, may result in a reduction of available transactional opportunities for the Acquiring Fund, or an increase in the cost associated with such transactions. Any such law, legislation or regulation may adversely affect the market value of RMBS.

CMBS Risk. CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for single-family RMBS. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Furthermore, the net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; the solvency of the related tenants; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four- family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four- family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.

The exercise of remedies and successful realization of liquidation proceeds relating to CMBS is also highly dependent on the performance of the servicer or special servicer. In many cases, overall control over the special servicing of related underlying mortgage loans will be held by a “directing certificate holder” or a “controlling class representative,” which is appointed by the holders of the most subordinate class of CMBS in such series. The Acquiring Fund may not have the right to appoint the directing certificate holder. In connection with the servicing of the specially serviced mortgage loans, the related special servicer may, at the direction of the directing certificate holder, take actions with respect to the specially serviced mortgage loans that could adversely affect the Acquiring Fund’s interests. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Subordinated CMBS are issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior CMBS arising out of the same pool of mortgages. Subordinated CMBS are often referred to as “B-Pieces.” The holders of Subordinated CMBS typically are compensated with a higher stated

yield than are the holders of more senior CMBS. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category (frequently a substantially lower rating category) than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior CMBS.

Credit Risk Associated with Originators and Servicers of Mortgage Loans. A number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, have experienced serious financial difficulties, including some that are now or were subject to federal insolvency proceedings. These difficulties have resulted from many factors, including increased competition among originators for borrowers, decreased originations by such originators of mortgage loans and increased delinquencies and defaults on such mortgage loans, as well as from increases in claims for repurchases of mortgage loans previously sold by them under agreements that require repurchase in the event of breaches of representations regarding loan quality and characteristics. Such difficulties may affect the performance of MBS backed by mortgage loans. Furthermore, the inability of the originator to repurchase such mortgage loans in the event of loan representation breaches or the servicer to repurchase such mortgage loans upon a breach of its servicing obligations also may affect the performance of related MBS. Delinquencies and losses on, and, in some cases, claims for repurchase by the originator of, mortgage loans originated by some mortgage lenders have recently increased as a result of inadequate underwriting procedures and policies, including inadequate due diligence, failure to comply with predatory and other lending laws and, particularly in the case of any “no documentation” or “limited documentation” mortgage loans that may support non-agency RMBS, inadequate verification of income and employment history. Delinquencies and losses on, and claims for repurchase of, mortgage loans originated by some mortgage lenders have also resulted from fraudulent activities of borrowers, lenders, appraisers, and other residential mortgage industry participants such as mortgage brokers, including misstatements of income and employment history, identity theft and overstatements of the appraised value of mortgaged properties. Many of these originators and servicers are very highly leveraged. These difficulties may also increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt and thereby increase the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of non-agency MBS and subordinated security holders.

The servicers of non-agency MBS are often the same entities as, or affiliates of, the originators of these mortgage loans. Accordingly, the financial risks relating to originators of MBS described immediately above also may affect the servicing of MBS. In the case of such servicers, and other servicers, financial difficulties may have a negative effect on the ability of servicers to pursue collection on mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on sale of underlying properties following foreclosure. In recent years, a number of lenders specializing in residential mortgages have sought bankruptcy protection, shut down or been refused further financings from their lenders.

MBS typically provide that the servicer is required to make advances in respect of delinquent mortgage loans. However, servicers experiencing financial difficulties may not be able to perform these obligations or obligations that they may have to other parties of transactions involving these securities. Like originators, these entities are typically very highly leveraged. Such difficulties may cause servicers to default under their financing arrangements. In certain cases, such entities may be forced to seek bankruptcy protection. Due to the application of the provisions of bankruptcy law, servicers who have sought bankruptcy protection may not be required to advance such amounts. Even if a servicer were able to advance amounts in respect of delinquent mortgage loans, its obligation to make such advances may be limited to the extent that it does not expect to recover such advances due to the deteriorating credit of the delinquent mortgage loans or declining value of the related mortgaged properties. Moreover, servicers may overadvance against a particular mortgage loan or charge too many costs of resolution or foreclosure of a mortgage loan to a securitization, which could increase the potential losses to holders of MBS. In such transactions, a servicer’s obligation to make such advances may also be limited to the amount of its servicing fee. In addition, if an issue of MBS provides for interest on advances made by the servicer, in the event that foreclosure proceeds or payments by borrowers are not sufficient to cover such interest, such interest will be paid to the servicer from available collections or other mortgage income, thereby reducing distributions made on the MBS and, in the case of senior-subordinated MBS described below, first from distributions that would otherwise be made on the most subordinated MBS of such issue. Any such financial difficulties may increase the possibility of a servicer termination and the need for a transfer of servicing and any such liabilities or inability to assess such liabilities may increase the difficulties and costs in affecting such transfer and the potential loss, through the allocation of such increased cost of such transfer, to subordinated security holders.

There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans. Because the recent financial difficulties experienced by such originators and servicers is unprecedented and unpredictable, the past performance of the residential and commercial mortgage loans originated and serviced by them (and the corresponding performance of the related MBS) is not a reliable indicator of the future performance of such residential mortgage loans (or the related MBS).

In some cases, servicers of MBS have been the subject of legal proceedings involving the origination and/or servicing practices of such servicers. Large groups of private litigants and states’ attorneys general have brought such proceedings. Because of the large volume of mortgage loans originated and serviced by such servicers, such litigation can cause heightened financial strain on servicers. In other cases, origination and servicing practices may cause or contribute to such strain, because of representation and warranty repurchase liability arising in MBS and mortgage loan sale transactions. Any such financial strain could cause servicers to service below required standards, causing delinquencies and losses in any related MBS transaction to rise, and in extreme cases could cause the servicer to seek the protection of any applicable bankruptcy or insolvency law. In any such proceeding, it is unclear whether the fees that the servicer charges in such transactions would be sufficient to permit that servicer or a successor servicer to service the mortgage loans in such transaction adequately. If such fees had to be increased, it is likely that the most subordinated security holders in such transactions would be effectively required to pay such increased fees. Finally, these entities may be the subject of future laws designed to protect consumers from defaulting on their mortgage loans. Such laws may have an adverse effect on the cash flows paid under such MBS.

In addition, certain lenders who service and/or issue MBS have recently announced that they are being investigated by or have received information requests from U.S. federal and/or state authorities, including the SEC. As a result of such investigations and other similar investigations and general concerns about the adequacy or accuracy of disclosure of risks to borrowers and their understanding of such risks, U.S. financial regulators have recently indicated that they may propose new guidelines for the mortgage industry. Guidelines, if introduced, together with the other factors described herein, may make it more difficult for borrowers with weaker credit to refinance, which may lead to further increases in delinquencies, extensions in duration and losses in mortgage related assets.

Adjustable Rate Mortgage Risk. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or “teaser” interest rate. During this initial fixed rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the “teaser” rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the MBS into which that loan has been bundled. This risk may be increased as increases in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers with ARMs.

CMO Risk. There are certain risks associated specifically with CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of a CMO is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. Actual future results may vary from these estimates, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred during the recent downturn in the mortgage markets, the weighted average life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The market for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Acquiring Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

The Acquiring Fund may also invest in REMICs, which are CMOs that qualify for special tax treatment under the Code and invest in certain mortgages principally secured by interests in real property and other permitted investments.

Additional Risks of Mortgage Related Securities. Additional risks associated with investments in MBS include:

Interest Rate Risk. In addition to the interest rate risks described under “Risk Factors—Interest Rate Risk,” certain MBS may be subject to additional risks as the rate of interest payable on certain MBS may be set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves, often referred to as an “available funds cap.” As a result of this cap, the return to the holder of such MBS is dependent on the relative timing and rate of delinquencies and prepayments of mortgage loans bearing a higher rate of interest. In general, early prepayments will have a greater negative impact on the yield to the holder of such MBS.

Structural Risk. Because MBS generally are ownership or participation interests in pools of mortgage loans secured by a pool of properties underlying the mortgage loan pool, the MBS are entitled to payments provided for in the underlying agreement only when and if funds are generated by the underlying mortgage loan pool. This likelihood of the return of interest and principal may be assessed as a credit matter. However, the holders of MBS do not have the legal status of secured creditors, and cannot accelerate a claim for payment on their securities, or force a sale of the mortgage loan pool in the event that insufficient funds exist to pay such amounts on any date designated for such payment. The holders of MBS do not typically have any right to remove a servicer solely as a result of a failure of the mortgage pool to perform as expected.

Subordination Risk. MBS may be subordinated to one or more other senior classes of securities of the same series for purposes of, among other things, offsetting losses and other shortfalls with respect to the related underlying mortgage loans. For example, in the case of certain MBS, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the corresponding senior classes of securities have been reduced to zero. As a result, MBS may be more sensitive to risk of loss, writedowns, the non-fulfillment of repurchase obligations, overadvancing on a pool of loans and the costs of transferring servicing than senior classes of securities.

Prepayment, Extension and Redemption Risks. MBS may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner. When a prepayment happens, a portion of the MBS which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Acquiring Fund’s higher yielding securities are likely to be redeemed and the Acquiring Fund will probably be unable to replace them with securities having as great a yield. In addition to reductions in the level of market interest rates and the prepayment provisions of the mortgage loans, repayments on the residential mortgage loans underlying an issue of RMBS may also be affected by a variety of economic, geographic and other factors, including the size difference between the interest rates on the underlying residential mortgage loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of MBS. This is known as prepayment risk.

Except in the case of certain types of RMBS, the mortgage loans underlying RMBS generally do not contain prepayment penalties and a reduction in market interest rates will increase the likelihood of prepayments on the related RMBS. In the case of certain home equity loan securities and certain types of RMBS, even though the underlying mortgage loans often contain prepayment premiums, such prepayment premiums may not be sufficient to discourage borrowers from prepaying their mortgage loans in the event of a reduction in market interest rates, resulting in a reduction in the yield to maturity for holders of the related RMBS. RMBS typically contain provisions that require repurchase of mortgage loans by the originator or other seller in the event of a breach of a representation or warranty regarding loan quality and characteristics of such loan. Any repurchase of a mortgage loan as a result of a breach has the same effect on the yield received on the related issue of RMBS as a prepayment of such mortgage loan. Any increase in breaches of representations and the consequent repurchases of mortgage loans that result from inadequate underwriting procedures and policies and protections against fraud will have the same effect on the yield on the related RMBS as an increase in prepayment rates.

Risk of prepayment may be reduced for commercial real estate property loans containing significant prepayment penalties or prohibitions on principal payments for a period of time following origination.

MBS also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

In addition, MBS may be subject to redemption at the option of the issuer. If a MBS held by the Acquiring Fund is called for redemption, the Acquiring Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Acquiring Fund’s ability to achieve its investment objective.

Spread Widening Risk. The prices of MBS may decline substantially, for reasons that may not be attributable to any of the other risks described in this Joint Proxy Statement/Prospectus. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to protect against, such “spread widening” risk.

Liquidity Risk. The liquidity of MBS varies by type of security; at certain times the Acquiring Fund may encounter difficulty in disposing of such investments. Because MBS have the potential to be less liquid than other securities, the Acquiring Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of MBS suffered periods of illiquidity when disfavored by the market. Due to increased instability in the credit markets, the market for some MBS has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.

Senior Loans Risk. Senior loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The Acquiring Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuer. The risks associated with senior loans are similar to the risks of below investment grade fixed income securities, although senior loans are typically senior and secured in contrast to other below investment grade fixed income securities, which are often subordinated and unsecured. See “—Below Investment Grade Securities Risk.” Senior loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in senior loans generally have less interest rate risk than other below investment grade fixed income securities, which may have fixed interest rates.

There is less readily available, reliable information about most senior loans than is the case for many other types of securities. As a result, the Acquiring Fund is particularly dependent on the analytical abilities of the Investment Advisor.

Senior loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Acquiring Fund, and such defaults could reduce the Acquiring Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.

No active trading market may exist for certain senior loans, which may impair the ability of the Acquiring Fund to realize full value in the event of the need to sell a senior loan and may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans, meaning that the Acquiring Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid securities are also difficult to value.

Although the senior loans in which the Acquiring Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Acquiring Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Acquiring Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized and under-collateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Acquiring Fund. Such court action could under certain circumstances include invalidation of senior loans.

Senior loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of senior loans for investment by the Acquiring Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of senior loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Investment Advisor, do not represent fair value. If the Acquiring Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Acquiring Fund could receive for the senior loan may be adversely affected.

The Acquiring Fund’s investments in senior loans may be subject to lender liability risk. Lender liability refers to a variety of legal theories generally founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing or a similar duty owed to the borrower, or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Acquiring Fund may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors.

Second Lien Loans Risk. Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid. Second lien loans share the same risks as other below investment grade securities.

Mezzanine Investment Risk. Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled principal after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

Risks of Loan Assignments and Participations. The Acquiring Fund may acquire loan assignments or participations. As the purchaser of an assignment, the Acquiring Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Acquiring Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Acquiring Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Acquiring Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Acquiring Fund may be required to pass along to a purchaser that buys a loan from the Acquiring Fund by way of assignment a portion of any fees to which the Acquiring Fund is entitled under the loan.

A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In connection with purchasing participations, the Acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Acquiring Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Acquiring Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Acquiring Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Bank Loans Risk. The market for bank loans may not be highly liquid and the Acquiring Fund may have difficulty selling them. These investments are subject to both interest rate risk and credit risk. These investments expose the Acquiring Fund to the credit risk of both the financial institution and the underlying borrower.

CDO Risks. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The credit quality of CDOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., securities or loans) of CDOs may be subject to prepayments, which would shorten the weighted average maturity and may lower the return of the CDO. If a credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CDOs may impose eligibility criteria on the assets of the issuing SPV, restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPV’s investment manager to maximize returns on the CDOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CDOs. Furthermore, CDO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), require that proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CDO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CDOs may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CDOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished.

The value of CDO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets. CDOs are limited recourse, may not be paid in full and may be subject to up to 100% loss.

CDOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Acquiring Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Zero Coupon Securities Risk. Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.

While interest payments are not made on zero coupon securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the Federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

PIK Bonds Risks. PIK bonds are bonds that pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Acquiring Fund may obtain no return at all on its investment. The market price of PIK bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities that pay interest in cash. Additionally, current federal tax law requires the holder of certain PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a RIC and avoid liability for federal income and excise taxes, the Acquiring Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Insolvency Considerations with Respect to Issuers of Indebtedness. Various laws enacted for the protection of creditors may apply to indebtedness in which the Acquiring Fund invests. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. If, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which the Acquiring Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which the Acquiring Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency.

The Acquiring Fund does not anticipate that it will engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination. There can be no assurance, however, as to whether any lending institution or other party from which the Acquiring Fund may acquire such indebtedness engaged in any such conduct (or any other conduct that would subject such indebtedness and the Acquiring Fund to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Acquiring Fund.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors. These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non-sovereign or a sovereign entity.

Equity Securities Risk. Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. A common stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Acquiring Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Warrants Risks. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Acquiring Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

The value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Acquiring Fund is called for redemption, the Acquiring Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Investment Advisor or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured

Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument. Synthetic convertible securities are also subject to the risks associated with derivatives.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Investment Advisor may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Investment Advisor may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Investment Advisor believe such a Manufactured Convertible would better promote the Acquiring Fund’s investment objective than alternative investments. For example, the Investment Advisor may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Acquiring Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Acquiring Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event the Acquiring Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.

Municipal Securities Risk. Municipal securities involve certain risks. The municipal market is one in which dealer firms make markets in securities on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. Municipal securities are generally not registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal securities to which the Acquiring Fund is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Acquiring Fund may therefore be more dependent on the analytical abilities of the Investment Advisor. The secondary market for municipal securities, particularly the below investment grade securities to which the Acquiring Fund may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Acquiring Fund’s ability to sell such securities at prices approximating those at which the Acquiring Fund may currently value them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Acquiring Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses. Any income derived from the Acquiring Fund’s ownership or operation of such assets could jeopardize the Acquiring Fund’s status as a RIC under the Code.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such securities are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Such debt issuance limitations are usually deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Acquiring Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Municipal securities, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Acquiring Fund and could result in a reduction in the value of the municipal security experiencing nonpayment and a potential decrease in the NAV of the Acquiring Fund. A decline in income could affect the Acquiring Fund’s ability to pay dividends on the common shares.

The risks and special considerations involved in investment in municipal securities vary with the types of instruments being acquired.

The value of municipal securities generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of municipal securities or the rights of municipal security holders in the event of a bankruptcy. Certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to municipal security issuers could produce varying results among the states or among municipal security issuers within a state. These uncertainties could have a significant impact on the prices of the municipal securities in which the Acquiring Fund invests.

The U.S. economy may be in the process of “deleveraging,” with individuals, companies and municipalities reducing expenditures and paying down borrowings. In such event, the number of municipal borrowers and the amount of outstanding municipal securities may contract, potentially without corresponding reductions in investor demand for municipal securities. As a result, the Acquiring Fund may have fewer investment alternatives, may invest in securities that it previously would have declined and may concentrate its investments in a smaller number of issuers.

Inflation-Indexed Bonds Risk. Inflation-indexed securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPs, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (e.g., the Consumer Price Index for All Urban Consumers) will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Acquiring Fund will not receive the principal until maturity. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Acquiring Fund level, the Acquiring Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Acquiring Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Acquiring Fund actually received and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions.

Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Acquiring Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Acquiring Fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Acquiring Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Structured Investments Risks. The Acquiring Fund may invest in structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Acquiring Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Acquiring Fund.

Structured Notes Risk. Investments in structured notes involve risks, including credit risk and market risk. Where the Acquiring Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Event-Linked Securities Risk. Event-linked securities are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events, the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical event-linked securities are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. If a catastrophe occurs that “triggers” the event-linked security, investors in such security may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. Event-linked securities can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of event-linked securities may be difficult to assess. Catastrophe-related event-linked securities have been in use since the 1990s, and the securitization and risk-transfer aspects of such event-linked securities are beginning to be employed in other insurance and risk-related areas. No active trading market may exist for certain event-linked securities, which may impair the ability of the Acquiring Fund to realize full value in the event of the need to liquidate such assets.

Equity-Linked Notes Risk. Equity-linked notes are hybrid securities with characteristics of both fixed income and equity securities. An equity-linked note is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. The interest payment on an equity-linked note may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market. Equity-linked notes generally are subject to the risks associated with the securities of equity issuers, default risk and counterparty risk.

Credit-Linked Securities Risk. A credit-linked security is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of the credit-linked security is subject to counterparty risk.

Foreign Currency Forwards Risk. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of Non-U.S. Securities but rather allow the Acquiring Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

In connection with its trading in forward foreign currency contracts, the Acquiring Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Acquiring Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Acquiring Fund of any profit potential or force the Acquiring Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Acquiring Fund.

Proxy hedging transactions may reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the

Acquiring Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Acquiring Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Acquiring Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Acquiring Fund is engaging in proxy hedging. The Acquiring Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Acquiring Fund has or in which the Acquiring Fund expects to have portfolio exposure. For example, the Acquiring Fund may hold both Canadian government bonds and Japanese government bonds, and the Investment Advisor may believe that Canadian dollars will deteriorate against Japanese yen. The Acquiring Fund would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Acquiring Fund to declines in the value of the Japanese yen relative to the U.S. dollar.

Some of the forward non-U.S. currency contracts entered into by the Acquiring Fund may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures Risk. The Acquiring Fund may also seek to hedge against the decline in the value of a currency or, to the extent applicable, to enhance returns, through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options Risk. The Acquiring Fund may also seek to hedge against the decline in the value of a currency or, to the extent applicable, to enhance returns, through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Acquiring Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Currency Swaps Risk. In order to protect against currency fluctuations, the Acquiring Fund may enter into currency swaps. The Acquiring Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of the Acquiring Fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

EMU and Redenomination Risk. As the European debt crisis has progressed the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the Euro as a common currency, has arisen, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Acquiring Fund’s portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Acquiring Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Acquiring Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

General Risk Factors in Hedging Foreign Currency. Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While the Acquiring Fund’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Acquiring Fund Shares, the NAV of the Acquiring Fund Shares will fluctuate. Moreover, although currency instruments may be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Acquiring Fund’s hedging strategies will be ineffective. To the extent that the Acquiring Fund hedges against anticipated currency movements that do not occur, the Acquiring Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Acquiring Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

It may not be possible for the Acquiring Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Acquiring Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which currency instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Acquiring Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Sovereign Government and Supranational Debt Risk. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Acquiring Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Acquiring Fund.

Defensive Investing Risk. For defensive purposes, the Acquiring Fund may allocate assets into cash or short-term fixed income securities without limitation. In doing so, the Acquiring Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Acquiring Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

LIBOR Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Acquiring Fund.

Inverse Floater and Related Securities Risk. Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Acquiring Fund to the same risks as investments in fixed income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest tender option bonds and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest tender option bonds and similar instruments that have fixed income securities underlying them will expose the Acquiring Fund to the risks associated with those fixed income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed income securities.

Investment Companies Risk. Subject to the limitations set forth in the 1940 Act and the Acquiring Fund’s investment policies and governing documents or as otherwise permitted by the SEC, the Acquiring Fund may acquire shares in other investment companies and in ETFs or BDCs. The market value of the shares of other investment companies, ETFs and BDCs may differ from their NAV. As an investor in investment companies, ETFs and BDCs, the Acquiring Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies, ETFs and BDCs.

The securities of other investment companies, ETFs and BDCs in which the Acquiring Fund may invest may be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies, ETFs and BDCs that use leverage may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Acquiring Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Acquiring Fund Shares) will be diminished.

ETFs are generally not actively managed and may be affected by a general decline in market segments relating to its index. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Repurchase Agreements Risk. Subject to its investment objective and investment policies, the Acquiring Fund may invest in repurchase agreements for leverage or investment purposes. Repurchase agreements typically involve the acquisition by the Acquiring Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Acquiring Fund will sell the securities back to the institution at a fixed time in the future. The Acquiring Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Acquiring Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed income securities, the Acquiring Fund follows procedures approved by the Board that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Acquiring Fund generally will seek to liquidate such collateral. However, the exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss.

Securities Lending Risk. The Acquiring Fund may lend securities to financial institutions. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Acquiring Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Acquiring Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Acquiring Fund’s securities as agreed, the Acquiring Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Acquiring Fund. The Acquiring Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Acquiring Fund for securities loaned out by the Acquiring Fund will not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Acquiring Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.

Short Selling Risk. Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. If the price of the security sold short increases between the time of the short sale and the time the Acquiring Fund replaces the borrowed security, the Acquiring Fund will incur a loss; conversely, if the price declines, the Acquiring Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Acquiring Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Acquiring Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short-selling necessarily involves certain additional risks. However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Acquiring Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Acquiring Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Acquiring Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Acquiring Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of the Acquiring Fund to execute its investment strategies generally. Similar emergency orders have also recently been instituted in non-U.S. markets in response to increased volatility. The SEC recently adopted amendments to Regulation SHO under the Securities Exchange Act of 1934 (the “Exchange Act”) that restrict the ability to engage in a short sale at a price that is less than or equal to the current best bid if the price of the covered security has decreased by 10% or more from the covered security’s closing price as of the end of the prior day.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Acquiring Fund would likely increase, which would tend to further reduce returns to the holders of common shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s securities may decline significantly.

Allocation Risk. The Acquiring Fund’s ability to achieve its investment objective depends upon the Investment Advisor’s skill in determining the Acquiring Fund’s strategic asset class allocation and in selecting the best mix of investments. There is a risk that the Investment Advisor’s evaluations and assumptions regarding asset classes or investments may be incorrect in view of actual market conditions.

The Acquiring Fund’s allocation of its investments across various segments of the securities markets and various countries, regions, asset classes and sectors may vary significantly over time based on the Investment Advisor’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Acquiring Fund, as well as the overall risk profile of the Acquiring Fund’s portfolio, may vary over time. The Investment Advisor employ an active approach to the Acquiring Fund’s investment allocations, but there is no guarantee that the Investment Advisor’s allocation strategy will produce the desired results. The percentage of the Acquiring Fund’s total assets allocated to any category of investment may at any given time be significantly less than the maximum percentage permitted pursuant to the Acquiring Fund’s investment policies. It is possible that the Acquiring Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions. The flexibility of the Acquiring Fund’s investment policies and the discretion granted to the Investment Advisor to invest the Acquiring Fund’s assets across various segments, classes and geographic regions of the securities markets and in securities with various characteristics means that the Acquiring Fund’s ability to achieve its investment objective may be more dependent on the success of its investment advisors than other investment companies.

Management Risk. The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results. The Acquiring Fund may be subject to a relatively high level of management risk because the Acquiring Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Acquiring Fund, except as set forth in the Acquiring Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, who in turn, has delegated the day-to-day management of the Acquiring Fund’s investment activities to the Investment Advisor, subject to oversight by the Board.

Reliance on the Investment Advisor. The Acquiring Fund is dependent upon services and resources provided by the Investment Advisor, and therefore the Investment Advisor’s parent, BlackRock. The Investment Advisor is not required to devote their full time to the business of the Acquiring Fund and there is no guarantee or requirement that any investment professional or other employee of the Investment Advisor will allocate a substantial portion of his or her time to the Acquiring Fund. The loss of one or more individuals involved with the Investment Advisor could have a material adverse effect on the performance or the continued operation of the Acquiring Fund.

Reliance on Service Providers. The Acquiring Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Acquiring Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Acquiring Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Acquiring Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Acquiring Fund’s performance and returns to shareholders. The termination of the Acquiring Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Acquiring Fund and could have a material adverse effect on the Acquiring Fund’s performance and returns to shareholders.

Information Technology Systems. The Acquiring Fund is dependent on the Investment Advisor for certain management services as well as back-office functions. The Investment Advisor depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Acquiring Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Investment Advisor’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Acquiring Fund. Further, failure of the back-office functions of the Investment Advisor to process trades in a timely fashion could prejudice the investment performance of the Acquiring Fund.

Misconduct of Employees and of Service Providers. Misconduct or misrepresentations by employees of the Investment Advisor or the Acquiring Fund’s service providers could cause significant losses to the Acquiring Fund. Employee misconduct may include binding the Acquiring Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Acquiring Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Acquiring Fund’s business prospects or future marketing activities. Despite the Investment Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Advisor’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Advisor will identify or prevent any such misconduct.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may materially adversely affect the Acquiring Fund. For example, the regulatory and tax environment for derivative instruments in which the Acquiring Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Acquiring Fund and the ability of the Acquiring Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Acquiring Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

MANAGEMENT OF THE FUNDS

The Board of Directors and Officers

The Board of each Fund currently consists of 11 individuals (each, a “Board Member”), nine of whom are not “interested persons” of each Fund as defined in the 1940 Act (the “Independent Board Members”). The registered investment companies advised by the Investment Advisor or its affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (the “Exchange-Traded Complex”; each such complex a “BlackRock Fund Complex”). Each Fund is included in the Closed-End Complex. The Board Members also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

Certain biographical and other information relating to the Board Members and officers of each Fund is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships.

Please refer to the below table which identifies the Board Members and sets forth certain biographical information about the Board Members for each Fund.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Non-Interested Board Members

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Boards	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	82 RICs consisting of 82 Portfolios	Arch Chemical (chemical and allied products) from 1999 to 2011

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Boards and Chairperson of the Audit Committee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices) since 2000; Greenhill & Co., Inc. since 2013

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Board Member and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	82 RICs consisting of 82 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Board Member and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Board Member	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing) since 2006

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Board Member and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Board Member	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director of Delta Waterfowl Foundation from 2010 to 2012.; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company) since 2004

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Board Member	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	82 RICs consisting of 82 Portfolios	ADP (data and information services) since 2004; KKR Financial Corporation (finance) from 2004 to 2014; Metropolitan Life Insurance Company (insurance) since 2007

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Board Member and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008. Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program, from 1999 to 2005. Member of the faculty of Harvard Business School since 1981.	82 RICs consisting of 82 Portfolios	None

Interested Board Members†

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Board Member	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 333 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Board Member	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 333 Portfolios	None

*	Date shown is the earliest date a person has served for the Funds covered by this Joint Proxy Statement/Prospectus. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Board Members as joining the Funds’ Boards in 2007, each Board Member first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998. Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 74. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board upon a finding of good cause therefor. In 2013, the Boards of the Funds unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Boards believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

**	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-Advised Funds. The Closed-End Complex is comprised of 82 RICs. Mr. Audet and Mr. Gabbay are also board members of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.

***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.” Mr. Audet and Mr. Gabbay are also board members of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.

†	Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. securities. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also board members of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.

Experience, Qualifications and Skills of the Board Members

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in each Fund’s By-laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Board Members is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment advisor, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of Board Members that support the conclusion that they should serve on the Board.

Board Members	Experience, Qualifications and Skills
Richard E. Cavanagh	Mr. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Boards, Chair of the Leverage Committee, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.

Karen P. Robards	The Boards benefit from Ms. Robards’ many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’ prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’ experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Boards with the benefit of her experience with the management practices of other financial companies. Ms. Robards’ long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards’ knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Boards and as the Chair of each Fund’s Audit Committee. Ms. Robards’ independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Performance Oversight Committee, Executive Committee, Governance and Nominating Committee and Leverage Committee.

Board Members	Experience, Qualifications and Skills
Michael J. Castellano	The Boards benefit from Mr. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Castellano’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance and Nominating Committee and Performance Oversight Committee.

Frank J. Fabozzi	Frank J. Fabozzi recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Dr. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Fabozzi’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Performance Oversight Committee and as a member of the Governance and Nominating Committee and Leverage Committee.

Kathleen F. Feldstein	Dr. Feldstein, who serves as President of Economics Studies, Inc., an economic consulting firm, benefits the Boards by providing business leadership and experience and knowledge of economics. The Boards benefit from Dr. Feldstein’s experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein’s long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. In addition, Dr. Feldstein’s independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Compliance Committee, Governance and Nominating Committee and Performance Oversight Committee.

Board Members	Experience, Qualifications and Skills
James T. Flynn	Mr. Flynn brings to the Boards a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn’s five years as the Chief Financial Officer of JP Morgan & Co. provide the Boards with experience on financial reporting obligations and oversight of investments. Mr. Flynn’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Flynn’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Flynn’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance and Nominating Committee and Performance Oversight Committee.

Jerrold B. Harris	Mr. Harris’s time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Boards business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris’s position as a director of BlackRock Kelso Capital Corporation brings to the Boards the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Boards with added insight into the management practices of other financial companies. Mr. Harris’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Mr. Harris’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Compliance Committee and as a member of the Governance and Nominating Committee and Performance Oversight Committee.

R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Funds’ investment advisor enhances his service as the Chair of the Governance and Nominating Committee and a member of the Compliance Committee and Performance Oversight Committee.

Board Members	Experience, Qualifications and Skills
W. Carl Kester	The Boards benefit from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Kester’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance and Nominating Committee, Performance Oversight Committee and the Leverage Committee.

Paul L. Audet	Mr. Audet has a wealth of experience in the investment management industry, including more than 13 years with BlackRock and over 30 years in finance and asset management. He also has expertise in finance, as demonstrated by his positions as Chief Financial Officer of BlackRock and head of BlackRock’s Global Cash Management business. Mr. Audet currently is a member of BlackRock’s Global Operating and Corporate Risk Management Committees. Prior to joining BlackRock, Mr. Audet was the Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the investment management and mutual fund processing businesses and head of PNC’s Mergers & Acquisitions Unit. Mr. Audet serves as a member of the Executive Committee.

Henry Gabbay	The Boards benefit from Mr. Gabbay’s many years of experience in administration, finance and financial services operations. Mr. Gabbay’s experience as a Managing Director of BlackRock, Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Board with insight into investment company operational, financial and investment matters. Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the Closed-End Complex provide the Boards with direct knowledge of the operations of the Funds and their investment advisor. Mr. Gabbay’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Gabbay serves as a member of the Leverage Committee.

Board Leadership Structure and Oversight

The Boards have overall responsibility for the oversight of the Funds. The Chair of the Boards and the Chief Executive Officer are two different people. Not only is the Chair of the Boards an Independent Board Member, but the Chair of each Board committee (each, a “Committee”) is also an Independent Board Member. The Boards have six standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, a Leverage Committee and an Executive Committee. The Funds do not have a compensation committee because their executive officers, other than the Funds’ Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Funds and the CCO’s compensation is comprehensively reviewed by the Boards. The role of the Chair of the Boards is to preside over all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Boards or Committees may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive sessions or with other service providers to the Funds. The Boards have regular meetings five times a year, including a meeting to consider the approval of the Funds’ Investment Management Agreements, and if necessary, may hold special meetings before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards’ leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance oversight.

The Boards decided to separate the roles of Chair and Chief Executive Officer because they believe that an independent Chair:

•	increases the independent oversight of the Funds and enhances the Boards’ objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Boards; and

•	provides an independent spokesman for the Funds.

The Boards have engaged the Advisor to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Advisor, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Advisor and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

During the calendar year 2013, the Board of each Fund met 9 times. During the most recent full fiscal year for each Fund, the Board met the following number of times:

Fund Name	Ticker	Fiscal Year End	Number of Board Meetings
BlackRock Core Bond Trust	BHK	31-Aug	8
BlackRock Income Trust, Inc.	BKT	31-Aug	8
BlackRock Income Opportunity Trust, Inc.	BNA	31-Aug	8

No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s most recently completed fiscal year.

Audit Committee. Each Board has a standing Audit Committee composed of Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting.

A copy of the Audit Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance and Nominating Committee. Each Board has a standing Governance and Nominating Committee (the “Governance Committee”) composed of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Michael J. Castellano, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of the Funds (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) review and make recommendations to the Board in respect of Fund share ownership by the Independent Board Members.

The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

Each Governance Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under each Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Funds at their principal executive offices. Each Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2015 annual shareholder meeting of a Fund is held within 25 days of July 30, 2015, the Fund must receive notice pertaining to the 2015 annual meeting of shareholders no earlier than Monday, March 2, 2015 and no later than Wednesday, April 1, 2015. However, if a Fund holds its 2015 annual shareholder meeting on a date that is not within 25 days before or after July 30, 2015, such Fund must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.

Each Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, each Fund has adopted Board Member qualification requirements which can be found in each Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisors other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to each Fund’s By-laws for more details.

A copy of the Governance and Nominating Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. Each Fund has a Compliance Committee composed of Jerrold B. Harris (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and R. Glenn Hubbard, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any subadvisor and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. Each Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. Each Fund has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, James T. Flynn,

Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective(s), policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. Each Board has adopted a written charter for the Board’s Performance Oversight Committee.

Executive Committee. Each Fund has an Executive Committee composed of Richard E. Cavanagh (Chair) and Karen P. Robards, both of whom are Independent Board Members, and Paul L. Audet, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. Each Board has adopted a written charter for the Board’s Executive Committee.

Leverage Committee. Each Board has a Leverage Committee composed of Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, Henry Gabbay and W. Carl Kester, all of whom are Independent Board Members, except for Henry Gabbay. The Leverage Committee was originally formed in March 2008 as an ad hoc committee for the purpose of monitoring issues arising from credit market turmoil and overseeing efforts to address the effects of reduced AMPS liquidity on each fund in the Closed-End Complex using AMPS for leverage at the time, to evaluate the liquidity considerations of the AMPS holders and to oversee other financial leverage-related issues as delegated by the Board, each in a manner consistent with the Fund’s and its shareholders’ best interests and the Fund’s investment strategies. This committee was converted to a standing committee in 2011, and was renamed the “Leverage Committee” and expanded to include all funds in the Closed-End Complex in April 2012. The Leverage Committee’s responsibilities include, without limitation: (i) to support the Independent Directors in pursuing the best interests of each Fund and its shareholders; (ii) to oversee each Fund’s usage of leverage, including the Fund’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto, (iii) to oversee and authorize actions in respect of refinancing and redeeming forms of leverage; and (iv) to receive reports with respect to the foregoing matters. Each Board has adopted a written Charter for the Board’s Leverage Committee.

Each Audit Committee, Governance and Nominating Committee, Compliance Committee, Performance Oversight Committee, Executive Committee and Leverage Committee met the following number of times for each Fund’s most recent fiscal year:

Ticker	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Leverage Committee Meetings
BHK	31-Aug	14	4	4	4	2	10
BKT	31-Aug	14	4	4	4	2	10
BNA	31-Aug	14	4	4	4	2	10

Compensation of Board Members

Each Board Member who is an Independent Board Member is paid an annual retainer of $250,000 per year for his or her services as a Board Member of all funds in the BlackRock Closed-End Complex that are overseen by the respective director/trustee, and each Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice Chair of the Board are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000 and $20,000, respectively. Each Audit Committee and Leverage Committee member is paid an additional annual retainer of $25,000 for his or her service on such committee. For the year ended December 31, 2013, the Closed-End Complex reimbursed Independent Board Member expenses in an aggregate amount of approximately $57,957. Each Fund pays a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the Closed-End Complex.

Mr. Gabbay is an “interested person” of the Funds (as defined in the 1940 Act) and serves as an interested Board Member of three groups of BlackRock-advised funds—the Closed-End Complex, the Equity-Liquidity Complex and the Equity-Bond Complex. Mr. Gabbay receives for his services as a Board Member of such BlackRock Fund Complexes (i) an annual retainer of $550,000, paid quarterly in arrears, allocated to the BlackRock-advised funds in these three BlackRock Fund Complexes, including the Funds, based on their relative net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the boards of the funds in these three BlackRock Fund Complexes (including the Funds) is equal to 75% of each Board Member retainer and, as applicable, of each Board meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board Members serving on such boards, as well as the full Leverage Committee member retainer. The Boards of the Funds or of any other BlackRock-advised fund in a BlackRock Fund Complex may modify the Board Members’ compensation from time to time depending on market conditions and accordingly Mr. Gabbay’s compensation would be impacted by those modifications.

Dr. Fabozzi was appointed to serve as a member of the boards of the Equity-Liquidity Complex effective April 1, 2014. Dr. Fabozzi is paid a retainer of $206,250 for his services as a board member of all funds in the BlackRock Equity-Liquidity Complex for the remainder of 2014 (and an annual retainer of $275,000 per year thereafter). Dr. Fabozzi may also receive a $5,000 board meeting fee to be paid for each in-person board meeting attended (a $2,500 board meeting fee for telephonic attendance at regular board meetings), for up to five board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out of pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. Dr. Fabozzi is currently a member of the audit committee and performance oversight committee of the BlackRock-advised funds in the Equity-Liquidity Complex. Dr. Fabozzi receives $7,500 for each standing committee on which he serves for the remainder of 2014 (and $10,000 per year thereafter) for up to two standing Committee assignments but is not paid this amount for serving on a committee which he chairs. Dr. Fabozzi was paid a consulting fee of $50,000 for attending a board meeting of the Equity-Liquidity Complex in February 2014. The boards of the Funds or of any other BlackRock-advised fund in a BlackRock Fund Complex may modify the board members’ compensation from time to time depending on market conditions and accordingly Dr. Fabozzi’s compensation would be impacted by those modifications.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member and Mr. Gabbay by each Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year. Mr. Audet serves without compensation from the Funds because of his affiliation with BlackRock, Inc. and the Investment Advisor.

Fund	Fund’s Fiscal Year End(1)	Michael J. Castellano(2)	Richard E. Cavanagh(2)	Frank J. Fabozzi(2)	Kathleen F. Feldstein(2)	James T. Flynn(2)	Jerold B. Harris(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Karen P. Robards(2)	Henry Gabbay(3)	Fund Total
BHK	31-Aug	$3,371	$4,843	$3,923	$3,065	$3,371	$3,310	$3,187	$3,678	$4,597	$2,571	$35,916
BKT	31-Aug	$4,076	$5,858	$4,743	$3,705	$4,076	$4,002	$3,854	$4,446	$5,558	$3,102	$43,420
BNA	31-Aug	$3,351	$4,814	$3,900	$3,047	$3,351	$3,290	$3,168	$3,656	$4,570	$2,557	$35,704
Total Compensation from Closed-End Complex(4)		$275,000	$395,000	$320,000	$250,000	$275,000	$270,000	$260,000	$300,000	$375,000	$212,500

Number of Registered Investment Companies (“RICs”) in Closed-End Complex Overseen by Board Member		82	82	82	82	82	82	82	82	82	82

(1)	Information is for the Fund’s most recent fiscal year.
(2)

Total amount of deferred compensation payable by the Closed-End Complex to Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Flynn, Mr. Harris, Dr. Hubbard, Dr. Kester and Ms. Robards is $235,579, $688,375, $606,433, $767,918, $1,157,009, $1,086,495, $1,146,290, $631,096, $560,854, respectively, as of December 31, 2013.

(3)

As of December 31, 2013, Mr. Gabbay did not participate in the deferred compensation plan. Mr. Gabbay’s total compensation from the Closed-End Complex and the other BlackRock Fund Complexes for the calendar year ended December 31, 2013 was $661,563.

(4)

Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2013. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Flynn, Mr. Harris, Dr. Hubbard, Dr. Kester and Ms. Robards deferred $82,500, $37,000, $14,750, $75,000, $137,500, $135,000, $130,000, $75,000 and $35,000, respectively, pursuant to the Closed-End Complex’s deferred compensation plan.

Share Ownership

Information relating to each director’s share ownership in each Fund and in the other funds in the Closed-End Complex that are overseen by the respective director (“Supervised Funds”) as of June 30, 2014 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Equity Securities in BKT	Aggregate Dollar Range of Share Equivalents in BKT	Aggregate Dollar Range of Equity Securities in BNA	Aggregate Dollar Range of Share Equivalents in BNA	Aggregate Dollar Range of Equity Securities in BHK	Aggregate Dollar Range of Share Equivalents in BHK	Aggregate Dollar Range of Equity Securities in Supervised Funds	Aggregate Dollar Range of Equity Securities and Share Equivalents in Supervised Funds
Interested Board Members
Paul L. Audet	None	None	None	None	None	None	Over $100,000	Over $100,000
Henry Gabbay	$1-$10,000	None	$1-$10,000	None	$1-$10,000	None	Over $100,000	Over $100,000

Name of Board Member	Aggregate Dollar Range of Equity Securities in BKT	Aggregate Dollar Range of Share Equivalents in BKT	Aggregate Dollar Range of Equity Securities in BNA	Aggregate Dollar Range of Share Equivalents in BNA	Aggregate Dollar Range of Equity Securities in BHK	Aggregate Dollar Range of Share Equivalents in BHK	Aggregate Dollar Range of Equity Securities in Supervised Funds	Aggregate Dollar Range of Equity Securities and Share Equivalents in Supervised Funds
Independent Board Members
Michael J. Castellano	$1-$10,000	None	$10,001- $50,000	None	$1-$10,000	None	Over $100,000	Over $100,000
Richard E. Cavanagh	$1-$10,000	None	$1-$10,000	None	$1-$10,000	None	Over $100,000	Over $100,000
Frank J. Fabozzi	$10,001- $50,000	None	$1-$10,000	None	$1-$10,000	None	$50,001- $100,000	Over $100,000
Kathleen F. Feldstein	$1-$10,000	None	$1-$10,000	None	$1-$10,000	None	$50,001- $100,000	Over $100,000
James T. Flynn	None	None	None	None	None	None	Over $100,000	Over $100,000
Jerrold B. Harris	$1-$10,000	None	$1-$10,000	None	$1-$10,000	None	Over $100,000	Over $100,000
R. Glenn Hubbard	$1-$10,000	None	$1-$10,000	None	$1-$10,000	None	Over $100,000	Over $100,000
W. Carl Kester	$10,001- $50,000	None	$1-$10,000	None	$10,001- $50,000	None	Over $100,000	Over $100,000
Karen P. Robards	None	None	None	None	None	None	Over $100,000	Over $100,000

As of June 30, 2014, none of the Independent Board Members of the Acquiring Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Board Member of the Acquiring Fund or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving the Acquiring Fund, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

Independent Board Member Ownership of Securities

As of June 30, 2014, the Independent Board Members (and their respective immediate family members) did not beneficially own securities of the Investment Advisor, or an entity controlling, controlled by or under common control with the Investment Advisor (not including registered investment companies).

Information Pertaining to the Executive Officers

The executive officers of the Funds, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. With the exception of the CCO, executive officers receive no compensation from the Funds. The Acquiring Fund compensate the CCO for his services as their CCO. The officers of the Funds serve at the pleasure of the Board Members or until their successors have been duly elected and qualified.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Annual; Since 2011	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Annual; Since 2012	Director of BlackRock, Inc. since 2011; Vice President of BlackRock, Inc. from 2008 to 2010.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Annual; Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer	Annual; Since 2014	CCO of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and CCO for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; CCO for the BFA-advised iShares exchange traded funds since 2006; CCO for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Annual; Since 2012	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.

Indemnification of Board Members and Officers

The governing documents of the Acquiring Fund generally provide that, to the extent permitted by applicable law, the Acquiring Fund will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Acquiring Fund unless, as to liability to the Acquiring Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Acquiring Fund will not indemnify Board Members with respect to any matter as to which directors did not act in good faith in the reasonable belief that his or her action was in the best interest of the Acquiring Fund or, in the case of any criminal proceeding, as to which Board Members had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in a Fund’s governing documents are subject to any limitations imposed by applicable law.

The funds in the Closed-End Complex have also entered into a separate indemnification agreement with the Board Members of each Board (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a Fund’s governing documents to Board Members who leave that Fund’s Board and serve on an advisory board of a different fund in the Closed-End Complex; (ii) sets in place the terms of the indemnification provisions of a Fund’s governing documents once a director retires from a Board; and (iii) in the case of Board Members who left the Board of a Fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.‘s investment management business, clarifies that such Fund continues to indemnify the director for claims arising out of his or her past service to that Fund.

INVESTMENT MANAGEMENT AGREEMENTS

The investment management agreement between the Acquiring Fund and the Investment Advisor, the investment management agreements between each Target Fund and the Investment Advisor, and the Administration Agreements between each Target Fund and the Investment Advisor were approved by the respective Fund’s Boards, including a majority of the Independent Board Members. Certain administrative services are provided to the Acquiring Fund by the Investment Advisor pursuant to the Acquiring Fund’s investment management agreement. Certain administrative services are provided to the Target Funds by the

Investment Advisor pursuant the Target Funds’ respective administration agreements. The Investment Advisor and its affiliates provide each Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Funds’ websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements).

BNA and BKT currently pays the Investment Advisor a contractual management fee at an annual rate of 0.60% and 0.65%, respectively, of such Target Fund’s average weekly net assets. In addition, BNA and BKT also pays the Investment Advisor an administration fee at an annual rate of 0.10% and 0.15%, respectively, of such Target Fund’s average net assets.

BHK currently pays the Investment Advisor a contractual management fee at an annual rate of 0.55% of BHK’s average weekly Managed Assets. “Managed Assets” means the total assets of the Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The Investment Advisor currently waives a portion of investment advisory fee with respect to BHK at an annual rate of 0.03%, as a percentage of average weekly Managed Assets. This investment advisory fee waiver is voluntary and may be reduced or discontinued at any time without notice.

If any of the Reorganizations are consummated, the annual contractual investment advisory fee rate of the Combined Fund will be 0.50% of the average weekly Managed Assets of the Combined Fund. The Combined Fund will not be subject to a separate fee for administration services or any fee waivers.

The table below presents the investment management fees (including any administration fee, as applicable) of each Fund and the Combined Fund based on average net assets attributable to common shares. The scenarios presented illustrate the pro forma effects for all possible combinations and assumes the Reorganization(s) had occurred on February 28, 2014.

BKT	BNA	BHK	BHK Pro Forma Combined Fund (BKT into BHK)	BHK Pro Forma Combined Fund (BNA into BHK)	BHK Pro Forma Combined Fund (BKT & BNA into BHK)
0.80%	0.70%	0.75%	0.71%	0.73%	0.72%

A Fund’s net assets attributable to common shares are the Fund’s Managed Assets minus the value of the Fund’s assets attributable to money borrowed for investment purposes. Thus, when the Fund uses leverage, its net assets attributable to common shares are less than its Managed Assets and its expenses (including the management fee) stated as a percentage of its net assets attributable to common shares are greater than they would be if stated as a percentage of its Managed Assets. BHK uses leverage in the form of reverse repurchase agreements, which as of February 28, 2014 amounted to approximately 29% of the Fund’s Managed Assets (approximately 42% of the Fund’s net assets). BNA and BKT also use leverage in the form of reverse repurchase agreements, which as of February 28, 2014 amounted to approximately 31% and 30%, respectively, of the Fund’s Managed Assets (approximately 45% and 42%, respectively, of the Fund’s net assets).

The contractual management fee rate for the Combined Fund (assuming all the Reorganizations are consummated) is projected to be equal to or below the median compared to each Fund’s current Lipper peer group.

Each Fund’s investment management agreement continues in effect for a period of two years from their respective effective dates, and if not terminated earlier, continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the applicable Fund’s Board or the vote of a majority of the securities of the applicable Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Board Members of the applicable Fund, cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated at any time, without the payment of any penalty, by each Fund (upon the vote of a majority of the applicable Fund’s Board or a majority of the outstanding voting securities of the applicable Fund) or by the Investment Advisor, upon 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The investment management agreements provide that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the investment management agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Advisor’s part in the performance of its duties or from reckless disregard by the Investment Advisor of its duties under the investment management agreement. The investment management agreements also provide for indemnification by each Fund of the Investment Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

The Investment Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to each Fund. However, the services of the Investment Advisor is not exclusive, and the Investment Advisor provides similar services to other investment companies and other clients and may engage in other activities.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board of each Fund is provided in such Fund’s Form N-CSR for its most recent fiscal year end available at www.sec.gov or by visiting www.blackrock.com.

The tables below set forth information about the total advisory and administration fees paid by the Funds to the Investment Advisor and any amounts waived by the Investment Advisor.

Advisory Fees Paid to the Investment Advisor

	Paid to the Investment Advisor
For the Fiscal Year Ended	BKT	BNA	BHK
August 31, 2013	$3,167,479	$2,427,384	$3,261,955
August 31, 2012	$3,310,770	$2,321,863	$2,925,460
August 31, 2011	$3,238,615	$2,199,864	$2,856,702

	Waived by the Investment Advisor
For the Fiscal Year Ended	BKT	BNA	BHK
August 31, 2013	$8,296	$1,942	$179,822
August 31, 2012	$5,174	$2,194	$45,192
August 31, 2011	$6,957	$1,502	$1,978

Administration Fees Paid to the Investment Advisor

	Paid to the Investment Advisor
For the Fiscal Year Ended	BKT	BNA
August 31, 2013	$730,957	$404,564
August 31, 2012	$764,024	$386,977
August 31, 2011	$747,371	$366,644

Sub-Investment Advisory Agreements

BlackRock Financial Management, Inc. acted as the sub-advisor for each Fund until July 1, 2014. The Investment Advisor and each Fund were party to a separate sub-advisory agreement with BlackRock Financial Management, Inc. under which the Investment Advisor paid BlackRock Financial Management, Inc. for its services, a monthly fee that is a percentage of the investment advisory fees paid by such Fund to the Investment Advisor. The sub-advisory agreement for each Fund was last approved for a term ending June 30, 2014. The sub-advisory agreement for each Fund was not renewed.

The following table sets forth the sub-advisory fees paid by the Investment Advisor to BlackRock Financial Management, Inc. with respect to each Fund.

	Advisory Fees Paid to BlackRock Financial Management, Inc.
For the Fiscal Year Ended	BKT	BNA	BHK
August 31, 2013	$1,238,660	$819,736	$1,022,695
August 31, 2012	$1,200,574	$922,073	$1,171,007
August 31, 2011	$1,228,238	$835,719	$1,084,626

OTHER AGREEMENTS

Administration and Accounting

State Street Bank and Trust Company (the “Accounting Services Provider”) provides certain administration and accounting services to the Acquiring Fund pursuant to an Administrative Services Agreement (the “Administration Agreement”). State Street Bank and Trust Company is paid a monthly fee at an annual rate ranging from 0.0075% to 0.015% of the Acquiring Fund’s Managed Assets, along with an annual fixed fee ranging from $0 to $10,000 for the services it provides to the Acquiring Fund.

The table below shows the amounts paid by the Acquiring Fund to the Accounting Services Provider and to the Investment Advisor for accounting and administration services for the periods indicated:

	BKT
For the Fiscal Year Ended	Paid to State Street	Paid to the Investment Advisor
August 31, 2013	$51,612	$0
August 31, 2012	$97,824	$0
August 31, 2011	$82,960	$0

	BNA
For the Fiscal Year Ended	Paid to State Street	Paid to the Investment Advisor
August 31, 2013	$27,035	$0
August 31, 2012	$121,076	$0
August 31, 2011	$55,919	$0

	BHK
For the Fiscal Year Ended	Paid to State Street	Paid to the Investment Advisor
August 31, 2013	$27,171	$0
August 31, 2012	$101,734	$0
August 31, 2011	$78,907	$3,220

PORTFOLIO MANAGER INFORMATION

Other Accounts Managed by the Portfolio Managers

The tables below sets forth information about the other accounts managed by each Fund’s portfolio managers as of August 31, 2013:

BHK

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tom Musmanno	10	10	184	0	0	1
	$6.1 Billion	$1.65 Billion	$46.85 Billion	$0	$0	$.58 Million
James E. Keenan	20	22	24	0	7	4
	$17.19 Billion	$10.85 Billion	$6.84 Billion	$0	$1.21 Billion	$578.7 Million

BKT

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Akiva Dickstein	4	14	17	0	2	0
	$2.7 Billion	$4.46 Billion	$8.81 Billion	$0	$653.3 Million	$0
Tom Musmanno	10	10	184	0	0	1
	$6.01 Billion	$1.65 Billion	$46.85 Billion	$0	$0	$5.83 Million

BNA

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	20	22	24	0	7	4
	$17.19 Billion	$10.85 Billion	$6.84 Billion	$0	$1.21 Billion	$578.7 Million
Tom Musmanno	10	10	184	0	0	1
	$6.1 Billion	$1.65 Billion	$46.85 Billion	$0	$0	$5.83 Million

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of June 30, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Applicable Benchmarks
Akiva Dickstein	A combination of market-based indices (e.g., Citigroup Mortgage Index, Barclays GNMA MBS Index), certain customized indices and certain fund industry peer groups.

James E. Keenan	A combination of market-based indices (e.g., The Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Tom Musmanno	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards—From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Dickstein, Keenan and Musmanno have unvested long-term incentive awards.

Deferred Compensation Program—A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other compensation benefits

In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. It should also be noted that Messrs. Dickstein and Keenan may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Dickstein and Keenan may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Securities Ownership of Portfolio Managers, as of August 31, 2013

	BHK	BKT	BNA
Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned	Dollar Range of Equity Securities of the Fund Beneficially Owned	Dollar Range of Equity Securities of the Fund Beneficially Owned
Tom Musmanno	None	None	None
James E. Keenan	None	None	None

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Investment Advisor is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Funds invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a markup to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

The Investment Advisor is responsible for effecting securities transactions of the Funds and will do so in a manner deemed fair and reasonable to shareholders of the Funds and not according to any formula. The Investment Advisor’s primary considerations in selecting the manner of executing securities transactions for the Funds will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Investment Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Funds. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

The Investment Advisor is able to fulfill its obligation to furnish a continuous investment program to the Funds without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Investment Advisor, and does not reduce the Investment Advisor’s normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Investment Advisor’s expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

One or more of the other investment companies or accounts which the Investment Advisor manage may own from time to time some of the same investments as the Funds. Investment decisions for the Funds are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Investment Advisor in their discretion in accordance with the accounts’ various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Funds. In other cases, however, the ability of the Funds to participate in volume transactions may produce better execution for the Funds. It is the opinion of the Funds’ Boards that this advantage, when combined with the other benefits available due to the Investment Advisor’s organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

It is not Funds’ policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Funds may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased a Fund’s costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

Each Fund has received an exemptive order from the SEC permitting them to lend portfolio securities to affiliates of the Fund and to retain an affiliate of the Fund as lending agent. Pursuant to that order, each Fund has retained an affiliate of BlackRock as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. The securities lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Investment Advisor or in registered money market funds advised by the Investment Advisor or its affiliates.

Information about the brokerage commissions paid by each Fund is set forth in the following table:

	Aggregate Broker Commissions
For the Fiscal Year Ended	BKT	BNA	BHK
August 31, 2013	$30,125	$39,112	$39,269
August 31, 2012	$123,767	$98,969	$97,720
August 31, 2011	$187,391	$199,567	$198,854

Each Fund paid no commissions to affiliates during the Fund’s previous three fiscal years.

BHK had acquired securities of Citigroup, Barclays, CIT Group, Goldman Sachs, JPMorgan Chase, Morgan Stanley and UBS, each a regular broker or dealer of BHK, during BHK’s fiscal year ended August 31, 2013. As of August 31, 2013, the value of BHK’s aggregate holdings of the securities of each of its regular brokers and dealers were the following:

Broker/Dealer	Market Value of Securities
CIT Group	$2,066,200
Citigroup	$1,338,133
Goldman Sachs	$7,728,018
JPMorgan Chase	$11,963,165
Morgan Stanley	$3,116,438

BNA had acquired securities of Citigroup, Barclays, CIT Group, Credit Suisse, Goldman Sachs, JPMorgan Chase, UBS, and Morgan Stanley, each a regular broker or dealer of BNA, during BNA’s fiscal year ended August 31, 2013. As of August 31, 2013, the market value of BNA’s aggregate holdings of the securities of each of its regular brokers and dealers were the following:

Broker/Dealer	Market Value of Securities
CIT Group	$2,066,200
Citigroup	$1,339,150
Goldman Sachs	$7,749,738
JPMorgan Chase	$7,685,124
Morgan Stanley	$3,297,527

BKT had acquired securities of Citigroup, a regular broker or dealer of BKT, during BKT’s fiscal year ended August 31, 2013. As of August 31, 2013, BKT did not have any holdings in any securities of its regular brokers and dealers.

Each Fund paid no security lending agent fees to the security lending agent during the Fund’s previous three fiscal years.

CONFLICTS OF INTEREST

The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of the Investment Advisor. PNC is considered to be an affiliate of BlackRock, Inc. under the 1940 Act. Certain activities of the Investment Advisor, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to a Fund and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, PNC, and their respective affiliates (including, for these purposes, their directors, partners, directors, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing a Fund. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as a Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund may invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which a Fund invests, which could have an adverse impact on such Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by such Fund.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in such Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or such Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by such Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on such Fund. As a result, prices, availability, liquidity and terms of a Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for a Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of any Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing a Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that such Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of a Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or to give advice to clients that may cause these clients to take actions adverse to the interests of a Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its

Affiliates may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to a Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to a Fund or its shareholders will be required, and no fees or other compensation payable by a Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to a Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on a Fund. A Fund will be required to establish business relationships with its counterparties based on a Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that a Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating a Fund’s creditworthiness.

Under a securities lending program approved by a Fund’s Board, a Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for a Fund to the extent that such Fund participates in the securities lending program. For these services, the lending agent may receive a fee from such Fund, including a fee based on the returns earned on such Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which a Fund may lend its portfolio securities under the securities lending program.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or concern cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and a Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of a Fund. In addition, under certain circumstances, a Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, a Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing a Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to a Fund based on the amount of brokerage commissions paid by such Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to a Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including a Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including a Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Other Information—Proxy Voting Policy.”

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing such Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce such Fund’s expense ratio.

It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of a Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of a Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to a Fund or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of a Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment advisor. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisors or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to such Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where a Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

When market quotations of direct investments are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Board. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund or exchange-traded fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in such Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for a Fund. To lessen the possibility that any Fund will be adversely affected by this personal trading, a Fund and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding a Fund’s portfolio transactions.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, any Fund, except that a Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisors or pursuant to exemptive orders granted to a Fund and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or such Fund, to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, a Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which a Fund wishes to purchase or sell. However, if permitted by applicable law, a Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer. The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of a Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, and to comply with certain provisions of the 1940 Act that prohibit affiliated transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, a Fund or other client accounts to suffer disadvantages or business restrictions. These limitations may cause a Fund to invest in different portfolios than other BlackRock funds which may result in such Fund investing on less advantageous terms than such other funds or in different types of securities, such as non-voting securities, in order to comply with regulatory requirements.

BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of a fund. This is because the custody arrangements with such fund’s custodian may have the effect of reducing custody fees when the fund leave cash balances uninvested. When a fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates, including the Investment Advisor, in addition to those described in this section, may give rise to additional conflicts of interest.

OTHER INFORMATION

Custody of Assets

All securities owned by each Fund and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are currently held by State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, as custodian. State Street is currently responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021 serves as each Fund’s transfer agent with respect to such Fund’s common shares.

Location of Accounts and Records

Each Fund’s accounts, books and other documents are currently located at the offices of each Fund, c/o BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, DE 19809 and at the offices of State Street Bank and Trust Company, each Fund’s custodian and administrator, at 225 Franklin Street, Boston, MA 02110, and Computershare Trust Company, N.A., each Fund’s Transfer Agent, at 250 Royall Street, Canton, MA 02021.

Code of Ethics

Each Fund and the Investment Advisor has adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in securities that may be purchased or held by a Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov. In addition, the Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policy

The Board of the each Fund has delegated the voting of proxies for its Fund’s securities to the Investment Advisor pursuant to the Investment Advisor’s proxy voting guidelines. Under these guidelines, the Investment Advisor will vote proxies related to Fund securities in the best interests of the Funds and their shareholders. From time to time, a vote may present a conflict between the interests of a Fund’s shareholders, on the one hand, and those of the Investment Advisor, or any affiliated person of such Fund or the Investment Advisor, on the other. In such event, provided that the Investment Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Advisor’s clients. If the Investment Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Advisor’s Portfolio Management Group and/or the Investment Advisor’s Legal & Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures is included as Appendix C to this Statement of Additional Information. Information on how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii)  on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of BKT for the fiscal year ended August 31, 2013 are incorporated by reference herein to BKT’s annual report filed on Form N-CSR on November 4, 2013. The financial statements of BKT for the six month period ended February 28, 2014 are incorporated by reference herein to BKT’s semi-annual report filed on Form N-CSRS on May 2, 2014.

The financial statements of BNA for the fiscal year ended August 31, 2013 are incorporated by reference herein to BNA’s annual report filed on Form N-CSR on November 4, 2013. The financial statements of BNA for the six month period ended February 28, 2014 are incorporated by reference herein to BNA’s semi-annual report filed on Form N-CSRS on May 2, 2014.

The financial statements of BHK for the fiscal year ended August 31, 2013 are incorporated by reference herein to BHK’s annual report filed on Form N-CSR on November 4, 2013. The financial statements of BHK for the six month period ended February 28, 2014 are incorporated by reference herein to BHK’s semi-annual report filed on Form N-CSRS on May 2, 2014.

PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix B hereto are unaudited pro forma financial statements of the Combined Fund giving effect to the Reorganizations of the Target Funds with the Acquiring Fund which include: (i) Pro Forma Condensed Combined Schedule of Investments at February 28, 2014; (ii) Pro Forma Condensed Combined Statement of Assets and Liabilities at February 28, 2014; (iii) Pro Forma Condensed Combined Statement of Operations for the 12-month period ended February 28, 2014; and (iv) Notes to Pro Forma Condensed Combined Financial Statements.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

, 2014

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound,                             , a registered diversified closed-end investment company, File No.                 , (the “Target Fund”), and BlackRock Core Bond Trust, a registered diversified closed-end investment company, File No. 811-10543 (the “Acquiring Fund”); the Acquiring Fund and the Target Fund are collectively referred to as the “Funds”), each hereby agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a) The Acquiring Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the Delaware Statutory Trust Act (the “DSTA”) , and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization and the issuance of additional Acquiring Fund Common Shares (as defined in Section 1(m) herein) to the approval and adoption of this Agreement and the Reorganization by the shareholders of the Acquiring Fund (the “Acquiring Fund Shareholders”) as described in Section 9(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Trustees, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(g) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Effective Time (as defined in Section 3(d) herein), for the purpose of determining the number of Acquiring Fund Common Shares (as defined in Section 1(m) herein) to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(h) The Acquiring Fund is not obligated under any provision of its agreement and declaration of trust or bylaws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the year ended August 31, 2014, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(l) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share (the “Acquiring Fund Common Shares”). Each outstanding Acquiring Fund Common Share is fully paid and nonassessable and has full voting rights, except as provided by the Acquiring Fund’s agreement and declaration of trust or applicable law.

(n) The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o) The Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights (except as provided by the Acquiring Fund’s agreement and declaration of trust or applicable law), and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(p) At or prior to the Closing Date, the Acquiring Fund Common Shares to be issued to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of common shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(q) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Common Shares to the Target Fund Shareholders.

(r) The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Target Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Target Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement and the Reorganization by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the

Target Fund’s Board of Directors and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (as defined in Section 3(g) herein) (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Effective Time, for the purpose of determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h) The Target Fund is not obligated under any provision of its charter or by-laws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the year ended August 31, 2014, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(k) The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(l) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) The Target Fund is authorized to issue 200,000,000 shares of common stock, par value $0.10 per share (the “Target Fund Common Shares”). Each outstanding Target Fund Common Share is fully paid and nonassessable and has full voting rights, except as provided by the Target Fund’s charter or applicable law.

(n) All of the issued and outstanding Target Fund Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(o) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(p) The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3. THE REORGANIZATION.

(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with applicable law, at the Effective Time (as defined in Section 3(d)), the Target Fund shall be merged with and into the Acquiring Fund, the separate existence of the Target Fund as a corporation and registered investment company shall cease and the Acquiring Fund shall continue as the surviving entity following the Reorganization (sometimes referred to herein as the “Surviving Fund”). The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and, as the Surviving Fund, it shall be governed by the DSTA.

(b) If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Joint Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c) At or prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its Target Fund Shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date.

(d) Upon the terms and subject to the conditions of this Agreement, on the Closing Date, the parties shall cause the Reorganization to be consummated by filing an articles or certificate of merger (the “Articles of Merger”) with each Fund’s state of organization in accordance with applicable law. The Reorganization shall become effective at such time as the Articles of Merger is duly filed with each Fund’s state or organization, or at such subsequent date or time as the Acquiring Fund and the Target Fund shall agree and specify in the Articles of Merger (the “Effective Time”).

(e) At the Effective Time, the effect of the Reorganization with respect to a Fund shall be as provided in the applicable provisions of the applicable laws of such Fund’s state of organization. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of the Target Fund and the Acquiring Fund shall vest in the Surviving Fund, and all debts, liabilities, obligations, restrictions, disabilities and duties of the Target Fund and the Acquiring Fund shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Fund.

(f) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Effective Time, the Acquiring Fund will issue Acquiring Fund Common Shares to the Target Fund Shareholders for their Target Fund Common Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(g) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Effective Time, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(h) At the Effective Time, the charter of the Acquiring Fund in effect immediately prior to the Effective Time shall continue to be the charter of the Surviving Fund, until thereafter amended in accordance with their respective terms and applicable law.

(i) From and after the Effective Time, the trustees and officers of the Acquiring Fund shall be the trustees and officers of the Surviving Fund, and such trustees and officers shall serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the operating agreement of the Surviving Fund.

(j) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

(k) Each of the Acquiring Fund and Target Fund may, in its sole discretion, merge or consolidate its wholly-owned subsidiaries at any time prior to, on, or after, the Effective Time, without the consent of the other Fund.

4. ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON SHARES IN THE REORGANIZATION.

(a) At the Effective Time, the Target Fund Common Shares outstanding immediately prior to the Effective Time shall be converted into the right to receive Acquiring Fund Common Shares with an aggregate net asset value of the Target Fund Common Shares outstanding immediately prior to the Effective Time. The aggregate net asset value of such shares shall be determined as set forth below.

(b) The net asset value of the Acquiring Fund and the Target Fund shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses.

(c) Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

The Acquiring Fund shall issue to the Target Fund Shareholders book entry interests for the Acquiring Fund Common Shares registered in the name of such Target Fund Shareholders on the basis of each shareholder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund Shareholders holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such Target Fund Shareholder to receive new book entry interests of the Acquiring Fund Common Shares, until such Target Fund Shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its Target Fund Shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

(d) No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Acquiring Fund Common Shares.

5. PAYMENT OF EXPENSES.

(a) The Target Fund and the Acquiring Fund and any other closed-end investment company that merges with and into the Acquiring Fund on or about the Effective Time (for purposes of this Section 5(a) only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors or Board of Trustees, as applicable (the “Board”), expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of the Funds[, provided that BNA’s investment adviser may bear a portion of the reorganization expenses of BNA].* Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6. COVENANTS OF THE FUNDS.

(a) COVENANTS OF EACH FUND.

(i) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(ii) Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii) The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden).

(iv) In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

*	Applicable only to the agreement and plan of reorganization between BHK and BNA.

(b) COVENANTS OF THE ACQUIRING FUND.

(i) The Acquiring Fund will file the N-14 Registration Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund’s portfolio investments, except for dispositions made in connection with the Repositioning (as defined in the Joint Proxy Statement/Prospectus) or in the ordinary course of business.

(iii) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

(iv) The Acquiring Fund shall use its reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange on or prior to the Closing Date.

(v) The Acquiring Fund agrees to mail to the Acquiring Fund Shareholders of record entitled to vote at the special meeting of the Acquiring Fund Shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(c) COVENANTS OF THE TARGET FUND.

(i) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(ii) The Target Fund agrees to mail to the Target Fund Shareholders of record entitled to vote at the special meeting of the Target Fund Shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iii) After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

7. CLOSING DATE.

(a) The closing of the Reorganization (the “Closing”) shall occur on the business day immediately prior to the Effective Time, at the offices of Skadden, Four Times Square, New York, New York 10036, or at such time following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time, date or location as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b) The Target Fund will deliver to the Acquiring Fund on or prior to the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund’s portfolio securities.

(c) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record on the Closing Date and the number of Target Fund Common Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8. CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the members of the Board of the Target Fund and by an affirmative vote of the Target Fund Shareholders representing a majority of the outstanding shares entitled to vote on the Reorganization; and that the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund a copy of the resolutions approving this Agreement adopted by the Board of the Acquiring Fund, and a certificate setting forth the vote of the Acquiring Fund Shareholders approving the Reorganization, including the issuance of additional Acquiring Fund Common Shares in connection therewith, and certified by the Acquiring Fund’s Secretary.

(b) That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Target Fund shall have received the opinion of Skadden, acting as special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, substantially in the form and to the effect that:

(i) based solely on its review of a certificate and a bringdown verification thereof, dated the Closing Date, from the Secretary of State of the State of Delaware with respect to the Acquiring Fund’s existence and good standing in the State of Delaware, the Acquiring Fund is validly existing and in good standing under the DSTA;

(ii) the Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(iii) the Acquiring Fund has the statutory trust power and authority to execute and deliver this Agreement and to consummate the transactions thereby under the DSTA;

(iv) this Agreement has been duly authorized, executed and delivered by all requisite statutory trust action on the part of the Acquiring Fund under the DSTA;

(v) this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the laws of the State of Delaware;

(vi) neither the execution and delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated thereby (i) conflicts with the agreement and declaration of trust or by-laws of the Acquiring Fund; (ii) constitutes a material violation of, or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; or (iv) violates the DSTA or any law rule or regulation of the State of Delaware or the United States of America; and

(vii) neither the execution and delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated thereby requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the DSTA or any law, rule or regulation of the State of Delaware or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made;

(viii) when the Acquiring Fund Common Shares have been duly entered into the share record books of the Acquiring Fund and issued and delivered to shareholders of the Target Funds Shareholders in accordance with the terms of this Agreement, the issuance of the Acquiring Fund Common Shares will have been duly authorized by all requisite statutory trust action on the part of the Acquiring Fund under the DSTA, and the Acquiring Fund Common Shares will be validly issued and fully paid, and under the DSTA, the Target Fund Shareholders will have no obligation to make further payments for the Acquiring Fund Common Shares or contributions to the Acquiring Fund solely by reason of their ownership of the Acquiring Fund Common Shares (except as provided for in the Acquiring Fund’s agreement and declaration of trust or applicable law and except for their obligation to repay any funds wrongfully distributed to them).

(f) That the Target Fund shall have obtained an opinion from Skadden, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9. CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of the Acquiring Fund and by an affirmative vote of the Acquiring Fund Shareholders of either (i) 67% or more of the voting securities present at the Acquiring Fund Shareholder meeting where the Reorganization shall be approved, if the holders of more than 50% of the outstanding voting securities of the Acquiring Fund were present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Acquiring Fund, whichever is less; and that the Target Fund shall have delivered (including in electronic format) to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board of the Target Fund, and a certificate setting forth the vote of the Target Fund Shareholders approving the Reorganization and certified by its Secretary.

(b) That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the its portfolio securities since that date or changes in the market value of the its portfolio securities.

(c) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Acquiring Fund shall have received the opinion of Skadden or local Maryland counsel, as applicable, each acting as special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i) the Target Fund is validly existing as a corporation and in good standing under the laws of the state of Maryland;

(ii) the Target Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(iii) the Target Fund has the power and authority to execute, deliver and perform all of its obligations under this Agreement; the execution and delivery of and the consummation by the Target Fund of the transactions contemplated under this Agreement have been duly authorized by all requisite action of the Target Fund; and this Agreement has been duly executed by the Target Fund.

(iv) the execution, delivery and performance of this Agreement by the Target Fund do not and will not conflict with, or result in any breach of or constitute a default under, any provision of the Target Fund’s charter and bylaws or any Maryland statute applicable to the Target Fund.

(v) no approval of any governmental authority of the State of Maryland having jurisdiction over the Target Fund is required in connection with the execution and delivery of this Agreement by the Target Fund or the performance by the Target Fund of its obligations thereunder;

(vi) this Agreement constitutes the valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the laws of the State of Delaware.

(vii) neither the execution and delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated thereby: (i) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund; (ii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Target Fund; or (iii) violates any law, rule or regulation of the State of Delaware or the United States of America.

(viii) neither the execution and delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated thereby requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of Delaware or the United States of America, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(f) That the Acquiring Fund shall have obtained an opinion from Skadden, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(i) That on or prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date.

10. TERMINATION, POSTPONEMENT AND WAIVERS.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Acquiring Fund and the Target Fund; (ii) by the Board of the Target Fund if any condition of Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; and (iii) by the Board of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2015, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of the Acquiring Fund and the Target Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Effective Time and shall impose any terms or conditions which are determined by action of the Board of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. OTHER MATTERS.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to                                           c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, New York 10022, Attention: Janey Ahn, Secretary of the Target Fund, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to BlackRock Core Bond Trust c/o BlackRock Advisors, LLC, 40 East 52nd Street New York, New York 10022, Attention: Janey Ahn, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state, provided, that the Reorganization shall be governed by the laws of the State of Delaware and the State of Maryland.

(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund , acting as such, and neither such authorization by such Board nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BlackRock Core Bond Trust

By:
Name:
Title:

[Target Fund Name]

By:
Name:
Title:

APPENDIX B

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Common Stocks		Shares				Value
Paper & Forest Products
NewPage Holdings, Inc.		4,960	—	1,720	6,680	$411,680	—	$142,760	$554,440

Total Common Stocks - 0.0%						411,680	—	142,760	554,440

Asset-Backed Securities		Par (000)
Asset-Backed Securities - 3.6%
321 Henderson Receivables I LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (a)	USD	628	—	632	1,260	664,928	—	668,684	1,333,612
ACAS CLO Ltd., Series 2013-1A, Class C, 2.99%, 4/20/25 (a)(b)	USD	500	—	500	1,000	492,500	—	492,500	985,000
AmeriCredit Automobile Receivables Trust, Series 2011-5, Class C, 3.44%, 10/08/17	USD	400	—	400	800	413,328	—	413,328	826,656
Apidos CDO XI, Series 2012-11A, Class D, 4.49%, 1/17/23 (a)(b)	USD	600	—	600	1,200	601,708	—	601,708	1,203,416
Atrium CDO Corp., Series 9A, Class D, 3.73%, 2/28/24 (a)(b)	USD	750	—	750	1,500	726,656	—	726,656	1,453,312
Babson CLO Ltd., Series 2012-1X, Class B, 2.74%, 4/15/22 (b)	USD	500	—	500	1,000	488,013	—	488,013	976,026
Brookside Mill CLO Ltd., Series 2013-1A, Class C1, 2.94%, 4/17/25 (a)(b)	USD	500	—	500	1,000	491,141	—	491,141	982,282
CarMax Auto Owner Trust, Series 2012-1, Class B, 1.76%, 8/15/17	USD	210	—	210	420	214,446	—	214,446	428,892
CarMax Auto Owner Trust, Series 2012-1, Class C, 2.20%, 10/16/17	USD	125	—	125	250	128,674	—	128,674	257,348
CarMax Auto Owner Trust, Series 2012-1, Class D, 3.09%, 8/15/18	USD	160	—	155	315	164,504	—	159,363	323,867
Cavalry CLO II, Series 2A, Class D, 4.24%, 1/17/24 (a)(b)	USD	765	—	770	1,535	750,829	—	755,737	1,506,566
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A3, 3.03%, 10/15/25	USD	1,105	—	1,105	2,210	1,090,045	—	1,090,045	2,180,090
CIFC Funding Ltd., Series 2012-1A, Class B1L, 5.49%, 8/14/24 (a)(b)	USD	750	—	750	1,500	753,750	—	753,750	1,507,500
CIFC Funding Ltd., Series 2013-IA, Class B, 3.05%, 4/16/25 (a)(b)	USD	500	—	500	1,000	492,750	—	492,750	985,500
CIFC Funding Ltd., Series 2013-IA, Class C, 3.84%, 4/16/25 (a)(b)	USD	500	—	500	1,000	485,481	—	485,481	970,962
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV2, 0.31%, 1/25/37 (b)	USD	—	—	946	946	—	—	835,294	835,294
Figueroa CLO Ltd., Series 2013-1A, Class C, 3.88%, 3/21/24 (a)(b)	USD	—	—	500	500	—	—	486,375	486,375
First Franklin Mortgage Loan Trust, Series 2005-FF2, Class M2, 0.82%, 3/25/35 (b)	USD	—	2,384	—	2,384	—	$2,380,992	—	2,380,992
Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class B, 2.32%, 1/15/19	USD	245	—	245	490	251,613	—	251,613	503,226

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Asset-Backed Securities		Par (000)				Value
Asset-Backed Securities (continued)
Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class C, 2.86%, 1/15/19	USD	105	—	105	210	$109,435	—	$109,435	$218,870
Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class D, 3.50%, 1/15/19	USD	200	—	200	400	211,410	—	211,410	422,820
Galaxy XV CLO Ltd., Series 2013-15A, Class C, 2.84%, 4/15/25 (a)(b)	USD	500	—	500	1,000	487,302	—	487,302	974,604
ING IM CLO Ltd., Series 2012-2A, Class C, 3.69%, 10/15/22 (a)(b)	USD	750	—	750	1,500	751,643	—	751,643	1,503,286
Nelnet Student Loan Trust, Series 2006-1, Class A5, 0.35%, 8/23/27 (b)	USD	525	—	525	1,050	514,083	—	514,083	1,028,166
Nelnet Student Loan Trust, Series 2008-3, Class A4, 1.88%, 11/25/24 (b)	USD	620	—	615	1,235	644,018	—	638,824	1,282,842
OZLM Funding III Ltd., Series 2013-3A, Class B, 3.34%, 1/22/25 (a)(b)	USD	750	—	750	1,500	745,617	—	745,617	1,491,234
OZLM Funding III Ltd., Series 2013-3A, Class C, 4.14%, 1/22/25 (a)(b)	USD	500	—	—	500	490,496	—	—	490,496
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class C, 3.19%, 10/15/15 (a)	USD	439	—	442	881	440,879	—	444,712	885,591
Santander Drive Auto Receivables Trust, Series 2010-2, Class C, 3.89%, 7/17/17	USD	880	—	872	1,752	892,896	—	884,142	1,777,038
Santander Drive Auto Receivables Trust, Series 2010-B, Class C, 3.02%, 10/17/16 (a)	USD	290	—	292	582	291,827	—	293,812	585,639
Santander Drive Auto Receivables Trust, Series 2011-1, Class D, 4.01%, 2/15/17	USD	940	—	940	1,880	974,682	—	974,682	1,949,364
Santander Drive Auto Receivables Trust, Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)	USD	67	—	67	134	67,514	—	67,514	135,028
Santander Drive Auto Receivables Trust, Series 2011-S2A, Class C, 2.86%, 6/15/17 (a)	USD	141	—	141	282	141,191	—	141,191	282,382
Santander Drive Auto Receivables Trust, Series 2012-1, Class B, 2.72%, 5/16/16	USD	240	—	240	480	242,046	—	242,046	484,092
Santander Drive Auto Receivables Trust, Series 2012-1, Class C, 3.78%, 11/15/17	USD	325	—	325	650	335,509	—	335,509	671,018
Securitized Asset-Backed Receivables LLC Trust, Series 2005-OP2, Class M1, 0.59%, 10/25/35 (b)	USD	—	1,875	—	1,875	—	$1,571,963	—	1,571,963
SLM Private Credit Student Loan Trust, Series 2004-B, Class A2, 0.44%, 6/15/21 (b)	USD	132	—	129	261	130,080	—	127,625	257,705
SLM Private Education Loan Trust, Series 2012-A, Class A1, 1.55%, 8/15/25 (a)(b)	USD	225	—	225	450	227,866	—	227,866	455,732
SLM Student Loan Trust, Series 2008-5, Class A3, 1.54%, 1/25/18 (b)	USD	525	—	515	1,040	529,293	—	519,212	1,048,505
SLM Student Loan Trust, Series 2008-5, Class A4, 1.94%, 7/25/23 (b)	USD	630	—	615	1,245	656,968	—	641,326	1,298,294
SLM Student Loan Trust, Series 2012-A, Class A2, 3.83%, 1/17/45 (a)	USD	345	—	345	690	365,128	—	365,128	730,256
SLM Student Loan Trust, Series 2014-A, Class B, 3.50%, 11/15/44 (a)(c)	USD	250	—	250	500	236,797	—	236,797	473,594
Small Business Administration Participation Certificates, Class 1, Series 1996-20E, 7.60%, 5/01/16	USD	—	54	—	54	—	56,581	—	56,581

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Asset-Backed Securities		Par (000)				Value
Asset-Backed Securities (continued)
Small Business Administration Participation Certificates, Class 1, Series 1996-20G, 7.70%, 7/01/16	USD	—	54	—	54	—	$56,975	—	$56,975
Small Business Administration Participation Certificates, Class 1, Series 1996-20H, 7.25%, 8/01/16	USD	—	65	—	65	—	68,048	—	68,048
Small Business Administration Participation Certificates, Class 1, Series 1996-20K, 6.95%, 11/01/16	USD	91	172	—	263	$94,800	179,498	—	274,298
Small Business Administration Participation Certificates, Class 1, Series 1997-20C, 7.15%, 3/01/17	USD	—	67	—	67	—	71,383	—	71,383
Structured Asset Securities Corp., Series 2002-AL1, Class A2, 3.45%, 2/25/32	USD	—	—	1,082	1,082	—	—	$1,076,690	1,076,690
Symphony CLO VII Ltd., Series 2011-7A, Class E, 3.84%, 7/28/21 (a)(b)	USD	750	—	750	1,500	715,172	—	715,172	1,430,344
United States Small Business Administration, Series 2004-P10B, Class 1, 4.75%, 8/10/14	USD	—	—	72	72	—	—	72,780	72,780
World Financial Network Credit Card Master Trust, Series 2012-C, Class C, 4.55%, 8/15/22	USD	1,180	—	1,180	2,360	1,241,478	—	1,241,478	2,482,956

						19,748,496	4,385,440	21,601,554	45,735,490

Interest Only Asset-Backed Securities - 0.2%
Small Business Administration, Series 1, 1.00%, 4/01/15		—	981	—	981	—	8,582	—	8,582
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (a)	USD	3,116	3,188	2,870	9,174	222,964	228,108	205,402	656,474
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 4/15/29 (a)	USD	5,120	6,372	5,120	16,612	340,816	424,127	340,816	1,105,759

						563,780	660,817	546,218	1,770,815

Total Asset-Backed Securities - 3.8%						20,312,276	5,046,257	22,147,772	47,506,305

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Corporate Bonds		Par (000)				Value
Aerospace & Defense - 0.4%
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21	USD	230	—	230	460	$255,875	—	$255,875	$511,750
United Technologies Corp., 4.88%, 5/01/15 (d)	USD	1,250	—	1,125	2,375	1,312,847	—	1,181,562	2,494,409
United Technologies Corp., 6.13%, 7/15/38 (d)	USD	750	—	700	1,450	942,599	—	879,759	1,822,358

						2,511,321	—	2,317,196	4,828,517

Airlines - 1.2%
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 7/15/24 (a)	USD	2,286	—	2,285	4,571	2,446,302	—	2,445,263	4,891,565
American Airlines Pass-Through Trust, Series 2013-2, Class B, 5.60%, 1/15/22 (a)	USD	507	—	507	1,014	526,979	—	526,979	1,053,958
Continental Airlines Pass-Through Trust, Series 2010-1, Class B, 6.00%, 7/12/20	USD	471	—	471	942	496,014	—	496,014	992,028
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18	USD	500	—	500	1,000	529,375	—	529,375	1,058,750
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 2/15/27	USD	2,000	—	2,000	4,000	2,052,000	—	2,052,000	4,104,000
US Airways Pass-Through Trust, Series 2012-1, Class C, 9.13%, 10/01/15	USD	1,308	—	1,308	2,616	1,386,019	—	1,386,020	2,772,039

						7,436,689	—	7,435,651	14,872,340

Auto Components - 0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 3.50%, 3/15/17 (a)	USD	522	—	522	1,044	528,525	—	528,525	1,057,050
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19 (a)	USD	900	—	900	1,800	918,000	—	918,000	1,836,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.88%, 2/01/22 (a)	USD	667	—	911	1,578	680,340	—	929,220	1,609,560
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.00%, 8/01/20 (a)	USD	953	—	953	1,906	1,005,415	—	1,005,415	2,010,830
Jaguar Land Rover Automotive PLC, 4.13%, 12/15/18 (a)	USD	750	—	750	1,500	765,000	—	765,000	1,530,000

						3,897,280	—	4,146,160	8,043,440

Auto Parts - 0.0%
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20	USD	161	—	161	322	163,415	—	163,415	326,830

Automobiles - 0.5%
Ford Motor Co., 4.75%, 1/15/43	USD	2,005	—	1,995	4,000	1,938,695	—	1,929,025	3,867,720
General Motors Co., 6.25%, 10/02/43 (a)	USD	1,253	—	1,253	2,506	1,387,697	—	1,387,698	2,775,395

						3,326,392	—	3,316,723	6,643,115

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Corporate Bonds		Par (000)				Value
Building Products - 0.1%
Cemex SAB de CV, 5.88%, 3/25/19 (a)	USD	200	—	200	400	$206,000	—	$206,000	$412,000
Momentive Performance Materials, Inc., 8.88%, 10/15/20	USD	250	—	255	505	267,500	—	272,850	540,350

						473,500	—	478,850	952,350

Capital Markets - 2.3%
CDP Financial, Inc., 5.60%, 11/25/39 (a)(d)	USD	2,955	—	2,935	5,890	3,509,603	—	3,485,850	6,995,453
Lehman Brothers Holdings Inc., 6.50%, 7/19/17 (f)(g)	USD	225	—	—	225	—	—	—	—
Morgan Stanley, 4.00%, 7/24/15	USD	400	—	410	810	417,236	—	427,667	844,903
Morgan Stanley, 4.20%, 11/20/14 (d)	USD	680	—	490	1,170	697,843	—	502,857	1,200,700
Morgan Stanley, 6.25%, 8/28/17 (d)	USD	1,925	—	1,930	3,855	2,220,083	—	2,225,850	4,445,933
Murray Street Investment Trust I, 4.65%, 3/09/17 (d)(n)	USD	820	—	825	1,645	888,733	—	894,152	1,782,885
The Goldman Sachs Group, Inc., 5.25%, 7/27/21 (d)	USD	3,175	—	3,165	6,340	3,536,296	—	3,525,158	7,061,454
The Goldman Sachs Group, Inc., 5.38%, 3/15/20 (d)	USD	1,215	—	1,220	2,435	1,368,630	—	1,374,262	2,742,892
The Goldman Sachs Group, Inc., 5.75%, 1/24/22 (d)	USD	1,815	—	1,800	3,615	2,072,725	—	2,055,594	4,128,319

						14,711,149	—	14,491,390	29,202,539

Chemicals - 0.8%
Axiall Corp., 4.88%, 5/15/23 (a)	USD	152	—	152	304	150,100	—	150,100	300,200
Huntsman International LLC, 4.88%, 11/15/20	USD	297	—	298	595	302,569	—	303,587	606,156
Methanex Corp., 3.25%, 12/15/19	USD	2,074	—	2,074	4,148	2,087,910	—	2,087,910	4,175,820
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)	USD	240	—	245	485	249,000	—	254,188	503,188
Rockwood Specialties Group, Inc., 4.63%, 10/15/20	USD	1,800	—	1,800	3,600	1,867,500	—	1,867,500	3,735,000
The Dow Chemical Co., 4.13%, 11/15/21	USD	350	—	350	700	367,737	—	367,737	735,474
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding BV, 7.38%, 5/01/21 (a)	USD	151	—	151	302	163,080	—	163,080	326,160

						5,187,896	—	5,194,102	10,381,998

Commercial Banks - 2.0%
CIT Group, Inc., 5.38%, 5/15/20	USD	1,650	—	1,650	3,300	1,782,000	—	1,782,000	3,564,000
CIT Group, Inc., 5.50%, 2/15/19 (a)	USD	398	—	398	796	432,825	—	432,825	865,650

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Corporate Bonds		Par (000)				Value
Commercial Banks (continued)
Depfa ACS Bank, 5.13%, 3/16/37 (a)	USD	4,150	—	3,775	7,925	$3,693,500	—	$3,359,750	$7,053,250
HSBC Bank Brasil SA – Banco Multiplo, 4.00%, 5/11/16 (a)(d)	USD	1,400	—	1,400	2,800	1,452,500	—	1,452,500	2,905,000
HSBC Bank PLC, 3.10%, 5/24/16 (a)(d)	USD	695	—	700	1,395	730,049	—	735,301	1,465,350
HSBC Holdings PLC, 6.10%, 1/14/42 (d)	USD	305	—	305	610	371,115	—	371,115	742,230
Rabobank Nederland, 3.88%, 2/08/22 (d)	USD	1,390	—	1,390	2,780	1,436,472	—	1,436,472	2,872,944
Rabobank Nederland, 3.95%, 11/09/22 (d)	USD	1,500	—	1,500	3,000	1,486,874	—	1,486,874	2,973,748
Wells Fargo & Co., 3.50%, 3/08/22 (d)	USD	1,390	—	1,390	2,780	1,423,197	—	1,423,197	2,846,394

						12,808,532	—	12,480,034	25,288,566

Commercial Services and Supplies - 0.9%
ADS Waste Holdings, Inc., 8.25%, 10/01/20	USD	245	—	246	491	265,825	—	266,910	532,735
Aviation Capital Group Corp., 4.63%, 1/31/18 (a)	USD	650	—	650	1,300	677,249	—	677,249	1,354,498
Aviation Capital Group Corp., 7.13%, 10/15/20 (a)	USD	900	—	900	1,800	1,010,191	—	1,010,191	2,020,382
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (a)	USD	214	—	217	431	223,095	—	226,223	449,318
Interactive Data Corp., 10.25%, 8/01/18	USD	—	—	1,330	1,330	—	—	1,443,050	1,443,050
Mobile Mini, Inc., 7.88%, 12/01/20	USD	1,320	—	320	1,640	1,475,100	—	357,600	1,832,700
The ADT Corp., 4.88%, 7/15/42	USD	539	—	539	1,078	433,895	—	433,895	867,790
United Rentals North America, Inc., 5.75%, 7/15/18	USD	194	—	194	388	208,065	—	208,065	416,130
United Rentals North America, Inc., 7.38%, 5/15/20	USD	385	—	385	770	430,237	—	430,237	860,474
United Rentals North America, Inc., 7.63%, 4/15/22	USD	455	—	452	907	516,994	—	513,585	1,030,579
West Corp., 8.63%, 10/01/18	USD	135	—	—	135	145,463	—	—	145,463

						5,386,114	—	5,567,005	10,953,119

Communications Equipment - 0.8%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (e)	USD	4,340	—	4,330	8,670	4,394,250	—	4,384,125	8,778,375
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20	USD	530	—	530	1,060	584,325	—	584,325	1,168,650

						4,978,575	—	4,968,450	9,947,025

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Corporate Bonds		Par (000)				Value
Construction and Engineering - 0.1%
ABB Finance USA, Inc., 4.38%, 5/08/42	USD	194	—	192	386	$190,549	—	$188,585	$379,134
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (a)	USD	96	—	96	192	101,400	—	101,400	202,800
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)	USD	200	—	200	400	212,500	—	212,500	425,000

						504,449	—	502,485	1,006,934

Construction Materials - 0.6%
HD Supply, Inc., 7.50%, 7/15/20	USD	1,544	—	1,544	3,088	1,690,680	—	1,690,680	3,381,360
HD Supply, Inc., 8.13%, 4/15/19	USD	1,954	—	1,815	3,769	2,198,250	—	2,041,875	4,240,125
Lafarge SA, 7.13%, 7/15/36	USD	135	—	135	270	142,425	—	142,425	284,850

						4,031,355	—	3,874,980	7,906,335

Consumer Finance - 0.6%
Discover Financial Services, 3.85%, 11/21/22	USD	250	—	250	500	246,528	—	246,528	493,056
Ford Motor Credit Co. LLC, 4.25%, 9/20/22	USD	800	—	800	1,600	826,622	—	826,622	1,653,244
Ford Motor Credit Co. LLC, 6.63%, 8/15/17	USD	280	—	—	280	324,862	—	—	324,862
Ford Motor Credit Co. LLC, 8.13%, 1/15/20	USD	1,265	—	1,265	2,530	1,602,315	—	1,602,315	3,204,630
SLM Corp., 6.25%, 1/25/16	USD	651	—	661	1,312	703,080	—	713,880	1,416,960

						3,703,407	—	3,389,345	7,092,752

Containers and Packaging - 0.3%
Ardagh Packaging Finance PLC, 7.38%, 10/15/17 (a)	EUR	425	—	—	425	625,492	—	—	625,492
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21	USD	91	—	91	182	99,645	—	99,645	199,290
Sealed Air Corp., 6.50%, 12/01/20 (a)	USD	550	—	550	1,100	608,437	—	608,437	1,216,874
Sealed Air Corp., 8.38%, 9/15/21 (a)	USD	225	—	225	450	259,594	—	259,594	519,188
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (a)	USD	410	—	410	820	431,525	—	431,525	863,050
Smurfit Kappa Acquisitions, 7.75%, 11/15/19 (a)	EUR	—	—	410	410	—	—	609,239	609,239

						2,024,693	—	2,008,440	4,033,133

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Corporate Bonds		Par (000)				Value
Diversified Consumer Services - 0.2%
APX Group, Inc., 6.38%, 12/01/19	USD	634	—	636	1,270	$653,813	—	$655,875	$1,309,688
Service Corp. International, 4.50%, 11/15/20	USD	1,240	—	—	1,240	1,215,200	—	—	1,215,200

						1,869,013	—	655,875	2,524,888

Diversified Financial Services - 4.9%
Aircastle Ltd., 6.25%, 12/01/19	USD	705	—	708	1,413	768,450	—	771,720	1,540,170
Ally Financial, Inc., 5.50%, 2/15/17	USD	1,500	—	1,500	3,000	1,638,750	—	1,638,750	3,277,500
Ally Financial, Inc., 6.25%, 12/01/17	USD	160	—	160	320	180,000	—	180,000	360,000
Ally Financial, Inc., 8.00%, 11/01/31	USD	300	—	300	600	378,000	—	378,000	756,000
Ally Financial, Inc., 8.00%, 3/15/20	USD	560	—	560	1,120	693,000	—	693,000	1,386,000
Bank of America Corp., 3.30%, 1/11/23 (d)	USD	5,010	—	4,990	10,000	4,874,510	—	4,855,050	9,729,560
Bank of America Corp., 5.63%, 7/01/20 (d)	USD	1,100	—	1,100	2,200	1,266,367	—	1,266,367	2,532,734
Capital One Financial Corp., 4.75%, 7/15/21	USD	975	—	960	1,935	1,068,017	—	1,051,586	2,119,603
FMR LLC, 4.95%, 2/01/33 (a)(d)	USD	1,150	—	1,150	2,300	1,197,972	—	1,197,972	2,395,944
General Electric Capital Corp., 6.15%, 8/07/37 (d)	USD	—	—	2,150	2,150	—	—	2,615,357	2,615,357
General Electric Capital Corp., 6.75%, 3/15/32 (d)	USD	2,500	—	—	2,500	3,198,052	—	—	3,198,052
General Electric Capital Corp., 6.88%, 1/10/39	USD	—	—	135	135	—	—	177,850	177,850
General Motors Financial Co., Inc., 4.25%, 5/15/23	USD	406	—	401	807	410,060	—	405,010	815,070
IntercontinentalExchange Group, Inc., 4.00%, 10/15/23	USD	235	—	235	470	244,901	—	244,901	489,802
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)	USD	500	—	500	1,000	528,750	—	528,750	1,057,500
Jefferies LoanCore LLC/JLC Finance Corp., 6.88%, 6/01/20 (a)	USD	626	—	626	1,252	638,520	—	638,520	1,277,040
JPMorgan Chase & Co., 3.70%, 1/20/15 (d)	USD	—	—	3,425	3,425	—	—	3,523,191	3,523,191
JPMorgan Chase & Co., 6.30%, 4/23/19 (d)	USD	1,375	—	2,000	3,375	1,633,105	—	2,375,426	4,008,531
JPMorgan Chase Bank NA, 6.00%, 10/01/17	USD	800	—	800	1,600	920,054	—	920,054	1,840,108
Macquarie Bank Ltd., 10.25%, 6/20/57 (b)	USD	900	—	900	1,800	1,021,500	—	1,021,500	2,043,000
Moody’s Corp., 4.50%, 9/01/22	USD	900	—	900	1,800	930,710	—	930,710	1,861,420
Northern Trust Corp., 3.95%, 10/30/25 (d)	USD	4,000	—	4,000	8,000	4,059,652	—	4,059,652	8,119,304
Reynolds Group Issuer, Inc., 5.75%, 10/15/20	USD	1,000	—	1,000	2,000	1,045,000	—	1,045,000	2,090,000
Reynolds Group Issuer, Inc., 6.88%, 2/15/21	USD	1,255	—	680	1,935	1,364,813	—	739,500	2,104,313
Reynolds Group Issuer, Inc., 7.13%, 4/15/19	USD	200	—	200	400	212,750	—	212,750	425,500

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Corporate Bonds		Par (000)				Value
Diversified Financial Services (continued)
Reynolds Group Issuer, Inc., 7.88%, 8/15/19	USD	560	—	560	1,120	$618,800	—	$618,800	$1,237,600
WMG Acquisition Corp., 11.50%, 10/01/18	USD	562	—	562	1,124	639,275	—	639,275	1,278,550

						29,531,008	—	32,728,691	62,259,699

Diversified Telecommunication Services - 1.8%
CenturyLink, Inc., Series V, 5.63%, 4/01/20	USD	400	—	400	800	418,000	—	418,000	836,000
Level 3 Financing, Inc., 8.13%, 7/01/19	USD	671	—	698	1,369	738,100	—	767,800	1,505,900
Level 3 Financing, Inc., 8.63%, 7/15/20	USD	580	—	650	1,230	651,775	—	730,438	1,382,213
Telecom Italia Capital SA, 6.00%, 9/30/34	USD	—	—	1,550	1,550	—	—	1,451,187	1,451,187
Verizon Communications, Inc., 3.50%, 11/01/21 (d)	USD	500	—	500	1,000	504,673	—	504,673	1,009,346
Verizon Communications, Inc., 6.40%, 2/15/38 (d)	USD	3,396	—	3,483	6,879	3,972,807	—	4,074,584	8,047,391
Verizon Communications, Inc., 6.55%, 9/15/43 (d)	USD	3,375	—	3,376	6,751	4,131,614	—	4,132,838	8,264,452
Windstream Corp., 7.75%, 10/15/20	USD	—	—	120	120	—	—	129,000	129,000
Windstream Corp., 7.88%, 11/01/17	USD	200	—	—	200	229,000	—	—	229,000

						10,645,969	—	12,208,520	22,854,489

Electric Utilities - 3.6%
Cleveland Electric Illuminating Co., 5.95%, 12/15/36	USD	217	—	217	434	232,915	—	232,915	465,830
Cleveland Electric Illuminating Co., 8.88%, 11/15/18	USD	121	—	121	242	153,473	—	153,474	306,947
CMS Energy Corp., 5.05%, 3/15/22	USD	917	—	915	1,832	1,023,187	—	1,020,955	2,044,142
Duke Energy Carolinas LLC, 4.25%, 12/15/41 (d)	USD	375	—	375	750	371,566	—	371,566	743,132
Duke Energy Carolinas LLC, 6.00%, 1/15/38 (d)	USD	850	—	825	1,675	1,044,361	—	1,013,644	2,058,005
Duke Energy Carolinas LLC, 6.10%, 6/01/37	USD	325	—	315	640	392,199	—	380,132	772,331
Duke Energy Florida, Inc., 6.40%, 6/15/38 (d)	USD	340	—	430	770	441,612	—	558,509	1,000,121
E.ON International Finance BV, 6.65%, 4/30/38 (a)(d)	USD	1,575	—	1,525	3,100	1,986,066	—	1,923,016	3,909,082
Electricite de France SA, 5.60%, 1/27/40 (a)(d)	USD	1,400	—	1,400	2,800	1,526,206	—	1,526,206	3,052,412
Florida Power Corp., 6.35%, 9/15/37 (d)	USD	1,450	—	1,325	2,775	1,870,246	—	1,709,018	3,579,264
Georgia Power Co., 3.00%, 4/15/16 (d)	USD	800	—	—	800	838,741	—	—	838,741
Hydro Quebec, 9.40%, 2/01/21 (d)	USD	390	—	390	780	528,186	—	528,186	1,056,372
Hydro Quebec, Series HY, 8.40%, 1/15/22 (d)	USD	730	—	730	1,460	966,389	—	966,389	1,932,778

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Corporate Bonds		Par (000)				Value
Electric Utilities (continued)
Hydro Quebec, Series IO, 8.05%, 7/07/24 (d)	USD	1,900	—	1,900	3,800	$2,610,482	—	$2,610,482	$5,220,964
Jersey Central Power & Light Co., 7.35%, 2/01/19	USD	245	—	245	490	295,236	—	295,236	590,472
Ohio Power Co., Series D, 6.60%, 3/01/33	USD	1,500	—	1,500	3,000	1,847,529	—	1,847,529	3,695,058
PacifiCorp, 6.25%, 10/15/37 (d)	USD	650	—	575	1,225	820,264	—	725,618	1,545,882
Public Service Co. of Colorado, Series 17, 6.25%, 9/01/37 (d)	USD	1,350	—	1,200	2,550	1,730,574	—	1,538,288	3,268,862
Southern California Edison Co., 5.63%, 2/01/36 (d)	USD	675	—	625	1,300	788,732	—	730,307	1,519,039
Southern California Edison Co., Series 08-A, 5.95%, 2/01/38 (d)	USD	1,100	—	1,075	2,175	1,353,065	—	1,322,313	2,675,378
Virginia Electric and Power Co., Series A, 6.00%, 5/15/37 (d)	USD	1,920	—	2,000	3,920	2,348,774	—	2,446,640	4,795,414

						23,169,803	—	21,900,423	45,070,226

Energy Equipment and Services - 1.6%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)	USD	470	—	470	940	491,150	—	491,150	982,300
Ensco PLC, 3.25%, 3/15/16	USD	160	—	160	320	167,520	—	167,520	335,040
Ensco PLC, 4.70%, 3/15/21 (d)	USD	1,745	—	1,745	3,490	1,878,943	—	1,878,943	3,757,886
EOG Resources, Inc., 2.63%, 3/15/23 (d)	USD	1,898	—	1,902	3,800	1,794,382	—	1,798,164	3,592,546
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21	USD	71	—	71	142	72,953	—	72,953	145,906
GrafTech International Ltd., 6.38%, 11/15/20	USD	580	—	580	1,160	595,950	—	595,950	1,191,900
MEG Energy Corp., 6.50%, 3/15/21 (a)	USD	560	—	—	560	590,800	—	—	590,800
Noble Holding International Ltd., 5.25%, 3/15/42	USD	350	—	350	700	344,118	—	344,118	688,236
Peabody Energy Corp., 6.00%, 11/15/18	USD	1,256	—	1,251	2,507	1,359,620	—	1,354,207	2,713,827
Peabody Energy Corp., 6.25%, 11/15/21	USD	1,244	—	1,239	2,483	1,284,430	—	1,279,268	2,563,698
Seadrill Ltd., 5.63%, 9/15/17 (a)	USD	1,590	—	1,590	3,180	1,657,575	—	1,657,575	3,315,150
Transocean, Inc., 6.50%, 11/15/20	USD	350	—	350	700	395,837	—	395,837	791,674

						10,633,278	—	10,035,685	20,668,963

Food and Staples Retailing - 0.0%
Rite Aid Corp., 6.75%, 6/15/21	USD	279	—	279	558	306,900	—	306,900	613,800

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Corporate Bonds		Par (000)				Value
Food Products - 0.7%
Barry Callebaut Services NV, 5.50%, 6/15/23 (a)	USD	700	—	593	1,293	$720,321	—	$610,215	$1,330,536
Kraft Foods Group, Inc., 5.00%, 6/04/42	USD	997	—	997	1,994	1,039,201	—	1,039,201	2,078,402
Kraft Foods Group, Inc., 5.38%, 2/10/20	USD	1,570	—	1,570	3,140	1,795,769	—	1,795,769	3,591,538
Pinnacle Foods Finance LLC, 4.88%, 5/01/21	USD	224	—	224	448	218,120	—	218,120	436,240
Smithfield Foods, Inc., 5.25%, 8/01/18 (a)	USD	328	—	329	657	343,990	—	345,039	689,029
Smithfield Foods, Inc., 5.88%, 8/01/21 (a)	USD	169	—	169	338	174,070	—	174,070	348,140

						4,291,471	—	4,182,414	8,473,885

Gas Utilities - 0.1%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.50%, 10/01/18	USD	380	—	380	760	404,700	—	404,700	809,400

Health Care Equipment & Supplies - 0.3%
Boston Scientific Corp., 6.25%, 11/15/15	USD	1,260	—	1,251	2,511	1,371,620	—	1,361,822	2,733,442
Teleflex, Inc., 6.88%, 6/01/19	USD	385	—	385	770	409,062	—	409,063	818,125

						1,780,682	—	1,770,885	3,551,567

Health Care Providers & Services - 2.7%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 6.00%, 10/15/21	USD	204	—	204	408	212,670	—	212,670	425,340
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19	USD	535	—	175	710	577,800	—	189,000	766,800
CHS/Community Health Systems, Inc., 5.13%, 8/15/18	USD	400	—	400	800	423,500	—	423,500	847,000
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (a)	EUR	494	—	494	988	721,076	—	721,076	1,442,152
HCA, Inc., 4.75%, 5/01/23	USD	1,161	—	1,161	2,322	1,161,000	—	1,161,000	2,322,000
HCA, Inc., 6.50%, 2/15/20	USD	2,044	—	2,118	4,162	2,307,165	—	2,390,692	4,697,857
HCA, Inc., 7.25%, 9/15/20	USD	357	—	350	707	388,238	—	380,625	768,863
HCA, Inc., 8.50%, 4/15/19	USD	17	—	—	17	17,850	—	—	17,850
LifePoint Hospitals, Inc., 5.50%, 12/01/21 (a)	USD	—	—	278	278	—	—	290,858	290,858
Symbion, Inc., 8.00%, 6/15/16	USD	455	—	455	910	478,887	—	478,887	957,774
Tenet Healthcare Corp., 4.38%, 10/01/21	USD	1,765	—	1,765	3,530	1,742,937	—	1,742,937	3,485,874
Tenet Healthcare Corp., 4.50%, 4/01/21	USD	383	—	383	766	382,043	—	382,043	764,086
Tenet Healthcare Corp., 6.00%, 10/01/20 (a)	USD	622	—	622	1,244	668,650	—	668,650	1,337,300

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Corporate Bonds		Par (000)				Value
Health Care Providers & Services (continued)
Tenet Healthcare Corp., 6.25%, 11/01/18	USD	750	—	859	1,609	$830,625	—	$951,342	$1,781,967
Tenet Healthcare Corp., 8.13%, 4/01/22	USD	1,160	—	1,157	2,317	1,299,200	—	1,295,840	2,595,040
UnitedHealth Group, Inc., 2.88%, 3/15/22 (d)	USD	2,000	—	2,000	4,000	1,947,356	—	1,947,356	3,894,712
WellPoint, Inc., 4.65%, 1/15/43 (d)	USD	3,995	—	4,005	8,000	3,891,641	—	3,901,383	7,793,024

						17,050,638	—	17,137,859	34,188,497

Hotels, Restaurants & Leisure - 2.0%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20 (a)	USD	2,120	—	—	2,120	2,255,150	—	—	2,255,150
MCE Finance Ltd., 5.00%, 2/15/21 (a)	USD	941	—	935	1,876	938,647	—	932,662	1,871,309
PNK Finance Corp., 6.38%, 8/01/21 (a)	USD	274	—	274	548	286,330	—	286,330	572,660
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)	USD	859	—	865	1,724	869,738	—	875,813	1,745,551
Unique Pub Finance Co. PLC, Series A3, 6.54%, 3/30/21	GBP	1,851	—	1,851	3,702	3,257,899	—	3,257,899	6,515,798
Unique Pub Finance Co. PLC, Series A4, 5.66%, 6/30/27	GBP	639	—	639	1,278	1,074,774	—	1,074,774	2,149,548
Unique Pub Finance Co. PLC, Series M, 7.40%, 3/28/24	GBP	1,500	—	1,500	3,000	2,549,504	—	2,549,504	5,099,008
Unique Pub Finance Co. PLC, Series N, 6.46%, 3/30/32	GBP	1,195	—	1,195	2,390	1,780,969	—	1,780,969	3,561,938
Wynn Macau Ltd., 5.25%, 10/15/21 (a)	USD	416	—	416	832	427,440	—	427,440	854,880

						13,440,451	—	11,185,391	24,625,842

Household Durables - 0.3%
Beazer Homes USA, Inc., 6.63%, 4/15/18	USD	—	—	580	580	—	—	626,400	626,400
Standard Pacific Corp., 10.75%, 9/15/16	USD	—	—	2,100	2,100	—	—	2,551,500	2,551,500
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (a)	USD	374	—	372	746	370,260	—	368,280	738,540

						370,260	—	3,546,180	3,916,440

Household Products - 0.1%
Spectrum Brands, Inc., 6.38%, 11/15/20	USD	200	—	200	400	218,000	—	218,000	436,000
Spectrum Brands, Inc., 6.63%, 11/15/22	USD	275	—	275	550	299,750	—	299,750	599,500

						517,750	—	517,750	1,035,500

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Corporate Bonds		Par (000)				Value
Independent Power Producers & Energy Traders - 0.1%
Calpine Corp., 5.88%, 1/15/24 (a)	USD	—	—	194	194	$—	—	$198,850	$198,850
Calpine Corp., 6.00%, 1/15/22 (a)	USD	137	—	137	274	145,220	—	145,220	290,440
Calpine Corp., 7.50%, 2/15/21 (a)	USD	—	—	48	48	—	—	52,920	52,920
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.25%, 12/01/20 (a)	USD	—	—	890	890	—	—	925,600	925,600
NRG REMA LLC, Series C, 9.68%, 7/02/26	USD	—	—	315	315	—	—	305,550	305,550

						145,220	—	1,628,140	1,773,360

Industrial Conglomerates - 0.0%
Smiths Group PLC, 3.63%, 10/12/22 (a)	USD	180	—	180	360	171,708	—	171,708	343,416

Insurance - 3.0%
American International Group, Inc., 3.80%, 3/22/17 (d)	USD	5,580	—	5,580	11,160	5,994,421	—	5,994,421	11,988,842
American International Group, Inc., 5.45%, 5/18/17 (d)	USD	800	—	800	1,600	899,887	—	899,886	1,799,773
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (a)	USD	608	—	613	1,221	646,000	—	651,313	1,297,313
AXA SA, 5.25%, 4/16/40 (b)	EUR	250	—	250	500	381,112	—	381,112	762,224
Five Corners Funding Trust, 4.42%, 11/15/23 (a)	USD	1,025	—	1,025	2,050	1,045,951	—	1,045,951	2,091,902
Hartford Financial Services Group, Inc., 5.13%, 1/15/19	USD	930	—	930	1,860	1,038,659	—	1,038,658	2,077,317
Hartford Financial Services Group, Inc., 6.00%, 4/15/22	USD	345	—	345	690	403,698	—	403,698	807,396
Hartford Life Global Funding Trusts, 0.42%, 6/16/14 (b)	USD	—	—	425	425	—	—	424,947	424,947
Liberty Mutual Group, Inc., 6.50%, 5/01/42 (a)	USD	1,000	—	1,000	2,000	1,168,444	—	1,168,444	2,336,888
Lincoln National Corp., 6.25%, 2/15/20	USD	630	—	630	1,260	739,147	—	739,147	1,478,294
Manulife Financial Corp., 3.40%, 9/17/15 (d)	USD	1,625	—	1,630	3,255	1,690,135	—	1,695,335	3,385,470
MetLife Global Funding I, 5.13%, 6/10/14 (a)(d)	USD	775	—	775	1,550	785,014	—	785,014	1,570,028
Montpelier Re Holdings Ltd., 4.70%, 10/15/22	USD	450	—	450	900	452,828	—	452,828	905,656
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)	USD	340	—	340	680	362,950	—	362,950	725,900
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)	EUR	200	—	200	400	325,963	—	325,963	651,926
Prudential Financial, Inc., 4.50%, 11/15/20 (d)	USD	400	—	450	850	438,886	—	493,747	932,633
Prudential Financial, Inc., 4.75%, 9/17/15 (d)	USD	1,220	—	—	1,220	1,294,926	—	—	1,294,926
Prudential Financial, Inc., 5.38%, 6/21/20 (d)	USD	250	—	250	500	286,878	—	286,878	573,756
Prudential Financial, Inc., 5.70%, 12/14/36 (d)	USD	950	—	675	1,625	1,076,630	—	764,974	1,841,604

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Corporate Bonds		Par (000)				Value
Insurance (continued)
Prudential Financial, Inc., 5.90%, 3/17/36 (d)	USD	—	—	500	500	$—	—	$572,316	$572,316
Prudential Financial, Inc., 7.38%, 6/15/19 (d)	USD	300	—	250	550	373,192	—	310,994	684,186

						19,404,721	—	18,798,576	38,203,297

Internet Software & Services - 0.1%
Equinix, Inc., 4.88%, 4/01/20	USD	87	—	86	173	88,414	—	87,398	175,812
VeriSign, Inc., 4.63%, 5/01/23	USD	345	—	345	690	336,375	—	336,375	672,750

						424,789	—	423,773	848,562

IT Services - 0.3%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (a)		—	—	440	440	—	—	503,250	503,250
First Data Corp., 6.75%, 11/01/20 (a)	USD	680	—	680	1,360	734,400	—	734,400	1,468,800
First Data Corp., 7.38%, 6/15/19 (a)	USD	205	—	775	980	222,169	—	839,906	1,062,075
First Data Corp., 8.88%, 8/15/20 (a)	USD	1,000	—	—	1,000	1,112,500	—	—	1,112,500

						2,069,069	—	2,077,556	4,146,625

Life Sciences Tools & Services - 0.0%
Agilent Technologies, Inc., 3.20%, 10/01/22	USD	250	—	250	500	237,873	—	237,873	475,746

Machinery - 0.1%
Allegion US Holding Co., Inc., 5.75%, 10/01/21 (a)	USD	448	—	446	894	467,600	—	465,512	933,112

Marine - 0.2%
Nakilat, Inc., Series A, 6.07%, 12/31/33 (a)(d)	USD	1,100	—	1,050	2,150	1,181,125	—	1,127,437	2,308,562

Media - 3.7%
AMC Networks, Inc., 4.75%, 12/15/22	USD	343	—	343	686	344,715	—	344,715	689,430
AMC Networks, Inc., 7.75%, 7/15/21	USD	320	—	320	640	363,200	—	363,200	726,400
Cinemark USA, Inc., 5.13%, 12/15/22	USD	175	—	175	350	175,875	—	175,875	351,750
Clear Channel Communications, Inc., 9.00%, 12/15/19	USD	306	—	305	611	321,300	—	320,250	641,550
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22	USD	2,485	—	2495	4,980	2,641,492	—	2,652,120	5,293,612

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Corporate Bonds		Par (000)				Value
Media (continued)
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22 (d)	USD	2,000	—	600	2,600	$2,847,024	—	$854,107	$3,701,131
Comcast Corp., 6.45%, 3/15/37 (d)	USD	—	—	790	790	—	—	972,161	972,161
COX Communications, Inc., 6.95%, 6/01/38 (a)	USD	1,000	—	—	1,000	1,115,401	—	—	1,115,401
Cox Communications, Inc., 8.38%, 3/01/39 (a)	USD	1,735	—	1,740	3,475	2,214,839	—	2,221,221	4,436,060
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15%, 3/15/42	USD	2,100	—	2,100	4,200	1,979,393	—	1,979,393	3,958,786
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.38%, 3/01/41	USD	260	—	260	520	282,271	—	282,271	564,542
Gray Television, Inc., 7.50%, 10/01/20	USD	334	—	332	666	364,060	—	361,880	725,940
Intelsat Jackson Holdings SA, 5.50%, 8/01/23 (a)	USD	700	—	—	700	692,125	—	—	692,125
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (a)	USD	109	—	109	218	119,628	—	119,628	239,256
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)	USD	345	—	292	637	359,662	—	304,410	664,072
NBCUniversal Media LLC, 4.38%, 4/01/21 (d)	USD	1,015	—	1,015	2,030	1,102,640	—	1,102,640	2,205,280
NBCUniversal Media LLC, 5.15%, 4/30/20 (d)	USD	1,974	—	1,983	3,957	2,257,034	—	2,267,325	4,524,359
News America, Inc., 7.63%, 11/30/28	USD	—	—	385	385	—	—	492,733	492,733
Omnicom Group, Inc., 3.63%, 5/01/22 (d)	USD	2,355	—	2,355	4,710	2,349,136	—	2,349,136	4,698,272
Sirius XM Holdings, Inc., 4.25%, 5/15/20 (a)	USD	334	—	559	893	326,485	—	546,422	872,907
Sirius XM Holdings, Inc., 4.63%, 5/15/23 (a)	USD	—	—	275	275	—	—	258,500	258,500
TCI Communications, Inc., 7.88%, 2/15/26	USD	—	—	610	610	—	—	811,342	811,342
Time Warner, Inc., 4.70%, 1/15/21	USD	1,000	—	350	1,350	1,090,418	—	381,646	1,472,064
Time Warner, Inc., 6.10%, 7/15/40	USD	615	—	215	830	703,912	—	246,083	949,995
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (a)	USD	250	—	255	505	258,750	—	263,925	522,675
Univision Communications, Inc., 5.13%, 5/15/23 (a)	USD	1,153	—	1,153	2,306	1,181,825	—	1,181,825	2,363,650
Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (a)	USD	395	—	395	790	406,850	—	406,850	813,700
Virgin Media Secured Finance PLC, 6.50%, 1/15/18	USD	330	—	525	855	341,963	—	544,031	885,994
Virgin Media Secured Finance PLC, 7.00%, 1/15/18	GBP	792	—	—	792	1,377,636	—	—	1,377,636

						25,217,634	—	21,803,689	47,021,323

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Corporate Bonds		Par (000)				Value
Metals & Mining - 2.5%
Alcoa, Inc., 5.40%, 4/15/21	USD	1,450	—	1,450	2,900	$1,526,783	—	$1,526,783	$3,053,566
ArcelorMittal, 4.25%, 2/25/15	USD	174	—	174	348	178,133	—	178,133	356,266
ArcelorMittal, 4.25%, 8/05/15	USD	174	—	173	347	179,438	—	178,406	357,844
ArcelorMittal, 5.00%, 2/25/17	USD	215	—	213	428	229,781	—	227,644	457,425
ArcelorMittal, 6.13%, 6/01/18	USD	314	—	313	627	345,400	—	344,300	689,700
ArcelorMittal, 9.50%, 2/15/15	USD	252	—	262	514	270,270	—	280,995	551,265
Commercial Metals Co., 4.88%, 5/15/23	USD	561	—	534	1,095	539,962	—	513,975	1,053,937
Corp. Nacional del Cobre de Chile, 3.00%, 7/17/22 (a)(d)	USD	1,566	—	1,565	3,131	1,465,087	—	1,464,151	2,929,238
FMG Resources August 2006 Property Ltd., 6.00%, 4/01/17 (a)	USD	405	—	—	405	427,275	—	—	427,275
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/22	USD	540	—	540	1,080	520,650	—	520,650	1,041,300
Freeport-McMoRan Copper & Gold, Inc., 5.45%, 3/15/43	USD	450	—	450	900	444,401	—	444,401	888,802
New Gold, Inc., 6.25%, 11/15/22 (a)	USD	435	—	440	875	435,000	—	440,000	875,000
Newcrest Finance Property Ltd., 4.45%, 11/15/21 (a)	USD	475	—	475	950	427,125	—	427,125	854,250
Novelis, Inc., 8.75%, 12/15/20 (d)	USD	4,105	—	4,120	8,225	4,618,125	—	4,635,000	9,253,125
Teck Resources Ltd., 5.38%, 10/01/15	USD	2,350	—	2,359	4,709	2,509,760	—	2,519,372	5,029,132
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (a)	USD	598	—	602	1,200	645,840	—	650,160	1,296,000
Xstrata Canada Corp., 6.20%, 6/15/35	USD	1,550	—	1,250	2,800	1,595,015	—	1,286,303	2,881,318

						16,358,045	—	15,637,398	31,995,443

Multiline Retail - 0.5%
Dollar General Corp., 3.25%, 4/15/23	USD	2,000	—	2,000	4,000	1,877,578	—	1,877,578	3,755,156
Dufry Finance SCA, 5.50%, 10/15/20 (a)	USD	1,260	—	1,260	2,520	1,291,500	—	1,291,500	2,583,000

						3,169,078	—	3,169,078	6,338,156

Oil, Gas & Consumable Fuels - 6.4%
Access Midstream Partners LP/ACMP Finance Corp., 6.13%, 7/15/22	USD	400	—	400	800	434,000	—	434,000	868,000
Anadarko Petroleum Corp., 5.95%, 9/15/16	USD	1,916	—	1,916	3,832	2,140,122	—	2,140,122	4,280,244
Antero Resources Finance Corp., 5.38%, 11/01/21 (a)	USD	153	—	153	306	156,443	—	156,443	312,886
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (a)	USD	159	—	159	318	168,540	—	168,540	337,080
Bonanza Creek Energy, Inc., 6.75%, 4/15/21	USD	99	—	99	198	106,425	—	106,425	212,850

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Corporate Bonds		Par (000)				Value
Oil, Gas & Consumable Fuels (continued)
BP Capital Markets PLC, 3.13%, 10/01/15	USD	330	—	330	660	$343,467	—	$343,467	$686,934
Burlington Resources Finance Co., 7.40%, 12/01/31 (d)	USD	950	—	875	1,825	1,303,156	—	1,200,275	2,503,431
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	USD	400	—	400	800	440,000	—	440,000	880,000
Cenovus Energy, Inc., 6.75%, 11/15/39	USD	750	—	750	1,500	936,535	—	936,535	1,873,070
Chesapeake Energy Corp., 5.75%, 3/15/23	USD	615	—	615	1,230	661,125	—	661,125	1,322,250
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36 (d)	USD	150	—	535	685	182,678	—	651,552	834,230
CONSOL Energy, Inc., 8.00%, 4/01/17	USD	514	—	—	514	536,487	—	—	536,487
CONSOL Energy, Inc., 8.25%, 4/01/20	USD	166	—	—	166	180,525	—	—	180,525
Continental Resources, Inc., 4.50%, 4/15/23	USD	114	—	113	227	118,045	—	117,009	235,054
Continental Resources, Inc., 5.00%, 9/15/22 (d)	USD	2,000	—	2,000	4,000	2,095,000	—	2,095,000	4,190,000
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.13%, 3/01/22 (a)	USD	—	—	110	110	—	—	114,950	114,950
Denbury Resources, Inc., 4.63%, 7/15/23	USD	627	—	623	1,250	590,947	—	587,177	1,178,124
El Paso LLC, 7.80%, 8/01/31	USD	45	—	45	90	47,713	—	47,713	95,426
El Paso Natural Gas Co., 8.38%, 6/15/32	USD	275	—	275	550	371,608	—	371,608	743,216
Energy Transfer Partners LP, 7.50%, 7/01/38	USD	500	—	500	1,000	611,026	—	611,026	1,222,052
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	USD	455	—	455	910	497,087	—	497,087	994,174
Enterprise Products Operating LLC, 6.13%, 10/15/39	USD	700	—	700	1,400	808,920	—	808,920	1,617,840
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)(d)	USD	505	—	505	1,010	596,536	—	596,536	1,193,072
Kinder Morgan Energy Partners LP, 6.38%, 3/01/41	USD	160	—	150	310	178,198	—	167,060	345,258
Kinder Morgan Energy Partners LP, 6.50%, 9/01/39 (d)	USD	3,000	—	3,000	6,000	3,378,939	—	3,378,939	6,757,878
Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	USD	110	—	110	220	125,405	—	125,405	250,810
Kinder Morgan, Inc., 5.63%, 11/15/23 (a)	USD	170	—	170	340	170,886	—	170,886	341,772
Kodiak Oil & Gas Corp., 5.50%, 2/01/22	USD	106	—	106	212	108,915	—	108,915	217,830
Kodiak Oil & Gas Corp., 8.13%, 12/01/19	USD	110	—	110	220	122,375	—	122,375	244,750
Linn Energy LLC/Linn Energy Finance Corp., 7.25%, 11/01/19 (a)	USD	237	—	237	474	247,073	—	247,073	494,146
Marathon Petroleum Corp., 6.50%, 3/01/41	USD	1,052	—	997	2,049	1,270,551	—	1,204,125	2,474,676
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50%, 7/15/23	USD	10	—	25	35	9,688	—	24,219	33,907
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22	USD	33	—	73	106	35,640	—	78,840	114,480
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21	USD	212	—	212	424	223,660	—	223,660	447,320

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Corporate Bonds		Par (000)				Value
Oil, Gas & Consumable Fuels (continued)
MidAmerican Energy Co., 5.80%, 10/15/36 (d)	USD	800	—	700	1,500	$961,143	—	$841,000	$1,802,143
MidAmerican Energy Holdings Co., 5.95%, 5/15/37 (d)	USD	950	—	800	1,750	1,111,136	—	935,694	2,046,830
MidAmerican Energy Holdings Co., 6.50%, 9/15/37 (d)	USD	2,115	—	1,900	4,015	2,640,662	—	2,372,226	5,012,888
Nexen, Inc., 6.40%, 5/15/37	USD	400	—	—	400	468,010	—	—	468,010
Nexen, Inc., 7.50%, 7/30/39	USD	670	—	1,000	1,670	880,513	—	1,314,199	2,194,712
Oasis Petroleum, Inc., 6.88%, 3/15/22 (a)	USD	202	—	276	478	219,170	—	299,460	518,630
Pacific Drilling SA, 5.38%, 6/01/20 (a)	USD	370	—	368	738	374,625	—	372,600	747,225
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20	USD	47	—	47	94	51,583	—	51,583	103,166
PDC Energy, Inc., 7.75%, 10/15/22	USD	260	—	260	520	284,050	—	284,050	568,100
Petrobras International Finance Co., 3.88%, 1/27/16	USD	1,335	—	1,340	2,675	1,371,712	—	1,376,850	2,748,562
Petrobras International Finance Co., 5.75%, 1/20/20	USD	1,760	—	1,725	3,485	1,831,669	—	1,795,244	3,626,913
Pioneer Natural Resources Co., 3.95%, 7/15/22	USD	350	—	350	700	358,300	—	358,300	716,600
Premier Oil PLC, 5.00%, 6/09/18	USD	1,900	—	1,900	3,800	1,976,000	—	1,976,000	3,952,000
Range Resources Corp., 5.00%, 3/15/23	USD	63	—	62	125	64,103	—	63,085	127,188
Range Resources Corp., 5.00%, 8/15/22	USD	27	—	26	53	27,810	—	26,780	54,590
Range Resources Corp., 5.75%, 6/01/21	USD	106	—	107	213	113,950	—	115,025	228,975
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/01/23	USD	249	—	249	498	232,815	—	232,815	465,630
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (a)	USD	118	—	118	236	126,850	—	126,850	253,700
Rosetta Resources, Inc., 5.63%, 5/01/21	USD	239	—	239	478	246,170	—	246,170	492,340
Sabine Pass Liquefaction LLC, 5.63%, 2/01/21 (a)	USD	1,791	—	1,787	3,578	1,835,775	—	1,831,675	3,667,450
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23 (a)	USD	469	—	468	937	460,792	—	459,810	920,602
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22 (a)	USD	398	—	398	796	411,930	—	411,930	823,860
SandRidge Energy, Inc., 7.50%, 2/15/23	USD	238	—	382	620	251,090	—	403,010	654,100
SandRidge Energy, Inc., 8.75%, 1/15/20	USD	23	—	35	58	24,898	—	37,888	62,786
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (a)	USD	388	—	386	774	411,280	—	409,160	820,440
The Williams Cos., Inc., Series A, 7.50%, 1/15/31	USD	2,500	—	2,500	5,000	2,703,510	—	2,703,510	5,407,020
Ultra Petroleum Corp., 5.75%, 12/15/18 (a)	USD	—	—	357	357	—	—	373,957	373,957
Western Gas Partners LP, 5.38%, 6/01/21	USD	715	—	710	1,425	771,699	—	766,303	1,538,002
Whiting Petroleum Corp., 5.00%, 3/15/19	USD	821	—	821	1,642	868,207	—	868,207	1,736,414

						40,277,167	—	39,990,388	80,267,555

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Corporate Bonds		Par (000)				Value
Paper & Forest Products - 0.3%
Clearwater Paper Corp., 7.13%, 11/01/18	USD	1,000	—	—	1,000	$1,065,000	—	$—	$1,065,000
International Paper Co., 4.75%, 2/15/22	USD	420	—	420	840	455,447	—	455,447	910,894
International Paper Co., 6.00%, 11/15/41	USD	435	—	435	870	504,517	—	504,517	1,009,034
International Paper Co., 7.50%, 8/15/21	USD	75	—	75	150	94,734	—	94,734	189,468
NewPage Corp., 11.38%, 12/31/14 (f)(g)	USD	1,144	—	397	1,541	—	—	—	—

						2,119,698	—	1,054,698	3,174,396

Pharmaceuticals - 0.7%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (a)	EUR	200	—	200	400	303,694	—	303,694	607,388
Forest Laboratories, Inc., 4.38%, 2/01/19 (a)	USD	228	—	228	456	243,960	—	243,960	487,920
Forest Laboratories, Inc., 5.00%, 12/15/21 (a)	USD	379	—	379	758	405,530	—	405,530	811,060
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (a)	USD	520	—	520	1,040	582,400	—	582,400	1,164,800
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (a)	USD	162	—	162	324	173,340	—	173,340	346,680
Valeant Pharmaceuticals International, Inc., 5.63%, 12/01/21 (a)	USD	378	—	376	754	401,153	—	399,030	800,183
Valeant Pharmaceuticals International, Inc., 6.38%, 10/15/20 (a)	USD	575	—	575	1,150	628,187	—	628,188	1,256,375
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18 (a)	USD	1,322	—	1,321	2,643	1,457,505	—	1,456,402	2,913,907

						4,195,769	—	4,192,544	8,388,313

Real Estate Investment Trusts (REITs) - 0.4%
Felcor Lodging LP, 5.63%, 3/01/23	USD	247	—	247	494	248,235	—	248,235	496,470
Simon Property Group LP, 4.75%, 3/15/42 (d)	USD	835	—	835	1,670	862,855	—	862,855	1,725,710
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21	USD	275	—	275	550	295,968	—	295,968	591,936
Vornado Realty LP, 5.00%, 1/15/22	USD	1,190	—	1,185	2,375	1,272,839	—	1,267,491	2,540,330

						2,679,897	—	2,674,549	5,354,446

Real Estate Management & Development - 0.4%
Lennar Corp., 4.75%, 11/15/22	USD	440	—	440	880	420,200	—	420,200	840,400
Realogy Corp., 7.63%, 1/15/20 (a)(d)	USD	520	—	520	1,040	583,700	—	583,700	1,167,400
Realogy Corp., 7.88%, 2/15/19 (a)(d)	USD	369	—	374	743	400,365	—	405,790	806,155
The Realogy Group LLC/Sunshine Group Florida Ltd., 3.38%, 5/01/16 (a)	USD	477	—	476	953	481,770	—	480,760	962,530

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Corporate Bonds		Par (000)				Value
Real Estate Management & Development (continued)
WEA Finance LLC, 4.63%, 5/10/21 (a)	USD	305	—	305	610	$331,447	—	$331,447	$662,894

						2,217,482	—	2,221,897	4,439,379

Road & Rail - 0.5%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40	USD	940	—	950	1,890	1,081,949	—	1,093,459	2,175,408
Hertz Corp., 4.25%, 4/01/18	USD	237	—	236	473	244,703	—	243,670	488,373
Hertz Corp., 5.88%, 10/15/20	USD	230	—	230	460	243,800	—	243,800	487,600
Hertz Corp., 6.25%, 10/15/22	USD	385	—	385	770	407,137	—	407,138	814,275
Hertz Corp., 7.38%, 1/15/21	USD	1,450	—	620	2,070	1,595,000	—	682,000	2,277,000

						3,572,589	—	2,670,067	6,242,656

Semiconductors & Semiconductor Equipment - 0.1%
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (a)	USD	470	—	470	940	500,550	—	500,550	1,001,100

Software - 0.4%
Activision Blizzard, Inc., 5.63%, 9/15/21 (a)	USD	538	—	538	1,076	578,350	—	578,350	1,156,700
Activision Blizzard, Inc., 6.13%, 9/15/23 (a)	USD	188	—	188	376	203,980	—	203,980	407,960
Nuance Communications, Inc., 5.38%, 8/15/20 (a)	USD	1,085	—	1,085	2,170	1,087,712	—	1,087,712	2,175,424
Oracle Corp., 5.38%, 7/15/40 (d)	USD	800	—	775	1,575	902,497	—	874,294	1,776,791

						2,772,539	—	2,744,336	5,516,875

Specialty Retail - 0.4%
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00% (8.00% Cash or 8.75% PIK), 6/15/18 (a)(h)	USD	—	—	244	244	—	—	249,490	249,490
QVC, Inc., 7.38%, 10/15/20 (a)	USD	975	—	975	1,950	1,056,440	—	1,056,440	2,112,880
QVC, Inc., 7.50%, 10/01/19 (a)	USD	395	—	395	790	422,577	—	422,577	845,154
The Home Depot, Inc., 5.88%, 12/16/36 (d)	USD	830	—	830	1,660	1,002,708	—	1,002,708	2,005,416

						2,481,725	—	2,731,215	5,212,940

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Corporate Bonds		Par (000)				Value
Textiles, Apparel & Luxury Goods - 0.2%
PVH Corp., 4.50%, 12/15/22	USD	487	—	490	977	$479,695	—	$482,650	$962,345
SIWF Merger Sub, Inc., 6.25%, 6/01/21 (a)	USD	404	—	402	806	414,100	—	412,050	826,150
The William Carter Co., 5.25%, 8/15/21 (a)	USD	329	—	328	657	337,225	—	336,200	673,425

						1,231,020	—	1,230,900	2,461,920

Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc., 5.38%, 6/15/15	USD	1,400	—	1,400	2,800	1,442,000	—	1,442,000	2,884,000

Tobacco - 0.8%
Altria Group, Inc., 10.20%, 2/06/39	USD	447	—	447	894	726,926	—	726,926	1,453,852
Altria Group, Inc., 5.38%, 1/31/44 (d)	USD	2,015	—	2,015	4,030	2,103,188	—	2,103,188	4,206,376
Altria Group, Inc., 9.95%, 11/10/38	USD	258	—	258	516	409,215	—	409,215	818,430
Lorillard Tobacco Co., 7.00%, 8/04/41	USD	500	—	500	1,000	564,870	—	564,870	1,129,740
Reynolds American, Inc., 4.75%, 11/01/42	USD	1,050	—	1,050	2,100	986,403	—	986,403	1,972,806

						4,790,602	—	4,790,602	9,581,204

Wireless Telecommunication Services - 1.5%
America Movil SAB de CV, 2.38%, 9/08/16	USD	800	—	795	1,595	826,400	—	821,235	1,647,635
Crown Castle International Corp., 5.25%, 1/15/23	USD	465	—	465	930	476,625	—	476,625	953,250
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)	USD	1,595	—	1,560	3,155	1,834,253	—	1,794,003	3,628,256
Digicel Group Ltd., 8.25%, 9/30/20 (a)	USD	405	—	460	865	428,288	—	486,450	914,738
Digicel Ltd., 6.00%, 4/15/21 (a)	USD	800	—	750	1,550	804,000	—	753,750	1,557,750
Rogers Communications, Inc., 7.50%, 8/15/38 (d)	USD	1,175	—	1,150	2,325	1,519,833	—	1,487,496	3,007,329
SBA Tower Trust, 5.10%, 4/15/42 (a)	USD	360	—	360	720	389,724	—	389,724	779,448
Softbank Corp., 4.50%, 4/15/20 (a)	USD	550	—	—	550	553,437	—	—	553,437
Sprint Capital Corp., 8.75%, 3/15/32	USD	350	—	—	350	392,875	—	—	392,875
Sprint Communications, Inc., 7.00%, 3/01/20 (a)	USD	872	—	888	1,760	1,007,160	—	1,025,640	2,032,800
Sprint Communications, Inc., 9.00%, 11/15/18 (a)	USD	530	—	530	1,060	649,250	—	649,250	1,298,500
Sprint Corp., 7.88%, 9/15/23 (a)	USD	850	—	1,041	1,891	941,375	—	1,152,908	2,094,283

						9,823,220	—	9,037,081	18,860,301

Total Corporate Bonds - 52.3%						332,107,810	—	327,737,066	659,844,876

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Foreign Agency Obligations		Par (000)				Value
Iceland Government International Bond, 5.88%, 5/11/22	USD	1,780	—	1,775	3,555	$1,902,375	—	$1,897,031	$3,799,406
Italian Republic, 5.38%, 6/15/33	USD	470	—	455	925	512,272	—	495,923	1,008,195
Slovenia Government International Bond, 4.13%, 2/18/19 (a)	USD	375	—	375	750	385,312	—	385,312	770,624
Slovenia Government International Bond, 4.38%, 4/02/14	EUR	1,600	—	1,600	3,200	2,214,488	—	2,214,488	4,428,976
Slovenia Government International Bond, 5.85%, 5/10/23 (a)	USD	432	—	432	864	464,400	—	464,400	928,800

Total Foreign Agency Obligations - 0.9%						5,478,847	—	5,457,154	10,936,001

Municipal Bonds
City of Detroit Michigan, GO, Taxable Capital Improvement, Limited Tax, Series A-2, 8.00%, 4/01/14 (f)(g)	USD	1,525	—	1,525	3,050	457,500	—	457,500	915,000
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution, Series EE, 5.50%, 6/15/43	USD	465	—	465	930	507,282	—	507,282	1,014,564
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution, Series GG, Build America Bonds, 5.72%, 6/15/42	USD	690	—	700	1,390	824,350	—	836,297	1,660,647
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution, Water & Sewer System, Fiscal 2011, Series EE, 5.38%, 6/15/43	USD	385	—	385	770	416,924	—	416,924	833,848
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40	USD	950	—	950	1,900	1,156,568	—	1,156,568	2,313,136
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 1/15/40	USD	1,260	—	1,275	2,535	1,530,371	—	1,548,589	3,078,960
Metropolitan Transportation Authority, RB, Build America Bonds, Series C, 7.34%, 11/15/39	USD	670	—	625	1,295	937,672	—	874,694	1,812,366
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, Series A, 7.06%, 4/01/57	USD	1,000	—	1,000	2,000	1,064,610	—	1,064,610	2,129,220
New York State Dormitory Authority, RB, Build America Bonds, 5.60%, 3/15/40	USD	950	—	950	1,900	1,102,750	—	1,102,751	2,205,501
New York State Dormitory Authority, RB, Build America Bonds, 5.63%, 3/15/39	USD	550	—	550	1,100	633,397	—	633,397	1,266,794
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29	USD	395	—	385	780	475,706	—	463,663	939,369
State of California, GO, Build America Bonds, Various Purpose, 7.55%, 4/01/39	USD	140	—	140	280	195,026	—	195,026	390,052
State of California, GO, Build America Bonds, Various Purpose, 7.63%, 3/01/40	USD	860	—	860	1,720	1,196,045	—	1,196,045	2,392,090

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Municipal Bonds		Par (000)				Value
State of Illinois, GO, Pension, 5.10%, 6/01/33	USD	1,000	—	1,000	2,000	$984,140	—	$984,140	$1,968,280
University of California, RB, Build America Bonds, 5.95%, 5/15/45	USD	440	—	445	885	526,016	—	531,993	1,058,009

Total Municipal Bonds - 1.9%						12,008,357	—	11,969,479	23,977,836

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations - 1.4%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 3/25/37	USD	736	—	736	1,472	624,302	—	624,302	1,248,604
Collateralized Mortgage Obligation Trust, Series 40, Class R, 580.48%, 4/01/18	USD	20	44	—	64	20	$44	—	64
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1A15, 5.50%, 12/25/35	USD	1,192	—	1,122	2,314	1,109,879	—	1,044,592	2,154,471
Countrywide Alternative Loan Trust, Series 2006-OA21, Class A1, 0.34%, 3/20/47 (b)	USD	756	—	702	1,458	583,754	—	542,057	1,125,811
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 2A1, 0.36%, 4/25/46 (b)	USD	300	—	287	587	236,773	—	226,907	463,680
Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.63%, 7/27/36 (a)(b)	USD	1,009	—	1,001	2,010	1,001,607	—	992,846	1,994,453
Deutsche Securities, Inc. Mortgage Alternate Loan Trust, Series 2006-AR5, Class 22A, 5.50%, 10/25/21	USD	—	474	—	474	—	454,238	—	454,238
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 5.06%, 6/19/35 (b)	USD	707	—	710	1,417	711,303	—	714,378	1,425,681
GSR Mortgage Loan Trust, Series 2006-4F, Class 1A1, 5.00%, 5/25/36	USD	—	—	304	304	—	—	294,379	294,379
GSR Mortgage Loan Trust, Series 2007-4F, Class 3A1, 6.00%, 7/25/37	USD	—	—	482	482	—	—	438,969	438,969
Homebanc Mortgage Trust, Series 2005-4, Class A1, 0.43%, 10/25/35 (b)	USD	—	2,499	—	2,499	—	2,212,667	—	2,212,667
Homebanc Mortgage Trust, Series 2006-2, Class A1, 0.34%, 12/25/36 (b)	USD	497	—	488	985	430,184	—	422,068	852,252
JP Morgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 8/25/36	USD	—	—	179	179	—	—	160,219	160,219
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, 16.33%, 8/25/23 (b)	USD	—	45	—	45	—	51,079	—	51,079
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 2.78%, 5/25/36 (b)	USD	568	—	552	1,120	476,351	—	462,741	939,092

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Non-Agency Mortgage-Backed Securities		Par (000)				Value
Collateralized Mortgage Obligations (continued)
Residential Funding Securities LLC, Series 2003-RM2, Class AI5, 8.50%, 5/25/33	USD	769	1,076	—	1,845	$823,694	$1,153,172	—	$1,976,866
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-11, Class A, 2.53%, 8/25/34 (b)	USD	—	1,159	—	1,159	—	1,151,774	—	1,151,774
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, 0.91%, 5/25/47 (b)	USD	320	—	—	320	279,278	—	—	279,278

						6,277,145	5,022,974	$5,923,458	17,223,577

Commercial Mortgage-Backed Securities - 8.8%
Banc of America Merrill Lynch Commercial Mortgage Trust, Class A, 4 Series 2007-1, 5.45%, 1/15/49	USD	500	—	500	1,000	540,428	—	540,428	1,080,856
Banc of America Merrill Lynch Commercial Mortgage Trust, Class A4, Series 2007-2, 5.63%, 4/10/49 (b)	USD	750	—	750	1,500	834,683	—	834,683	1,669,366
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2006-6, Class A2, 5.31%, 10/10/45	USD	158	—	—	158	158,436	—	—	158,436
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.87%, 9/11/42	USD	800	—	800	1,600	836,736	—	836,736	1,673,472
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.14%, 12/10/49 (b)	USD	1,200	—	1,370	2,570	1,369,962	—	1,564,040	2,934,002
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class B, 5.11%, 9/10/46 (b)	USD	3,593	—	3,590	7,183	3,816,097	—	3,812,910	7,629,007
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class XA, 1.30%, 9/10/46 (b)	USD	13,270	—	13,247	26,517	977,665	—	975,984	1,953,649
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48	USD	1,100	—	1,093	2,193	1,211,016	—	1,203,310	2,414,326
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.01%, 12/10/49 (b)	USD	1,515	—	—	1,515	1,689,331	—	—	1,689,331
Commercial Mortgage Trust, Series 2006-C7, Class AM, 5.78%, 6/10/46 (b)	USD	1,750	—	1,750	3,500	1,896,850	—	1,896,850	3,793,700
Commercial Mortgage Trust, Series 2013-CR11, Class B, 5.16%, 10/10/46 (b)	USD	3,505	—	3,495	7,000	3,758,282	—	3,747,559	7,505,841

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Non-Agency Mortgage-Backed Securities		Par (000)				Value
Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust, Series 2013-CR11, Class C, 5.17%, 10/10/46 (a)(b)	USD	3,271	—	3,260	6,531	$3,368,966	—	$3,357,637	$6,726,603
Commercial Mortgage Trust, Series 2013-LC6, Class B, 3.74%, 1/10/46	USD	695	—	695	1,390	674,666	—	674,666	1,349,332
Commercial Mortgage Trust, Series 2013-LC6, Class D, 4.29%, 1/10/46 (a)(b)	USD	835	—	835	1,670	744,465	—	744,465	1,488,930
Credit Suisse Commercial Mortgage Trust, Series 2006-C3, Class AM, 5.79%, 6/15/38 (b)	USD	1,000	—	1,000	2,000	1,085,837	—	1,085,837	2,171,674
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class AM, 5.34%, 12/15/39	USD	1,750	—	1,750	3,500	1,889,493	—	1,889,493	3,778,986
Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.54%, 1/15/49 (b)	USD	—	2,420	—	2,420	—	$2,662,247	—	2,662,247
Credit Suisse Commercial Mortgage Trust, Series 2010-RR2, Class 2A, 5.76%, 9/15/39 (a)(b)	USD	1,010	—	1,010	2,020	1,106,872	—	1,106,872	2,213,744
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37	USD	705	—	705	1,410	725,041	—	725,041	1,450,082
DBRR Trust, Series 2011-C32, Class A3A, 5.75%, 6/17/49 (a)(b)	USD	365	—	365	730	409,873	—	409,873	819,746
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class A4, 4.55%, 12/10/41	USD	321	—	—	321	322,045	—	—	322,045
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.82%, 7/10/38 (b)	USD	1,145	—	1,141	2,286	1,250,654	—	1,246,375	2,497,029
GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.68%, 2/10/46 (a)	USD	1,255	—	1,250	2,505	1,199,619	—	1,194,840	2,394,459
Hilton USA Trust, Series 2013-HLT, 4.41%, 11/05/30 (a)	USD	2,950	—	2,950	5,900	3,019,195	—	3,019,195	6,038,390
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2004-CB8, Class A1A, 4.16%, 1/12/39 (a)	USD	—	—	338	338	—	—	337,891	337,891
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2004-LN2, Class A2, 5.12%, 7/15/41	USD	712	—	712	1,424	717,398	—	717,398	1,434,796
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB14, Class AM, 5.45%, 12/12/44 (b)	USD	330	—	330	660	355,051	—	355,051	710,102
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class C, 4.93%, 12/15/39 (b)	USD	1,385	—	1,385	2,770	1,409,981	—	1,409,981	2,819,962
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)	USD	5,192	—	5,168	10,360	5,601,573	—	5,575,843	11,177,416

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Non-Agency Mortgage-Backed Securities		Par (000)				Value
Commercial Mortgage-Backed Securities (continued)
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.87%, 9/15/45 (b)	USD	1,103	—	1,103	2,206	$1,258,000	—	$1,258,000	$2,516,000
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A4, 5.45%, 2/12/44 (b)	USD	4,000	—	4,000	8,000	4,410,380	—	4,410,380	8,820,760
Morgan Stanley Reremic Trust, Series 2011, Class A, 2.50%, 3/23/51 (a)	USD	185	—	185	370	187,657	—	187,657	375,314
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (a)	USD	847	—	851	1,698	869,730	—	874,145	1,743,875
Titan Europe PLC, Series 2007-1X, Class A, 0.77%, 1/20/17 (b)	GBP	1,607	—	1,607	3,214	2,476,300	—	2,476,300	4,952,600
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 5.93%, 2/15/51 (b)	USD	2,285	—	2,185	4,470	2,521,299	—	2,410,957	4,932,256
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B, 4.31%, 8/15/45	USD	700	—	695	1,395	713,171	—	708,077	1,421,248
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class C, 4.88%, 8/15/45 (b)	USD	900	—	895	1,795	930,902	—	925,730	1,856,632
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class D, 4.18%, 3/15/45 (a)(b)	USD	800	—	800	1,600	723,634	—	723,634	1,447,268

						55,061,288	$2,662,247	53,237,838	110,961,373

Interest Only Collateralized Mortgage Obligations - 0.3%
Bank of America Mortgage Securities, Inc., Series 2003-3, Class 1A, 0.09%, 5/25/33 (b)	USD	—	31,963	—	31,963	—	185,032	—	185,032
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 5/25/37	USD	—	698	—	698	—	171,434	—	171,434
First Boston Mortgage Securities Corp., Series C, 10.97%, 4/25/17	USD	—	9	—	9	—	725	—	725
GSMPS Mortgage Loan Trust, Series 1998-5, 0.00%, 6/19/27 (a)(b)(i)	USD	1,634	3,249	—	4,883	16	33	—	49
IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 4AX, 0.17%, 1/25/37	USD	—	73,233	—	73,233	—	241,890	—	241,890
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3AX, 0.48%, 4/25/34 (n)	USD	—	8,447	—	8,447	—	93,704	—	93,704
MASTR Alternative Loans Trust, Series 2003-9, Class 15X2, 6.00%, 1/25/19	USD	—	286	—	286	—	31,200	—	31,200

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Non-Agency Mortgage-Backed Securities		Par (000)				Value
Interest Only Collateralized Mortgage Obligations (continued)
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 1AX, 5.00%, 5/25/19	USD	—	258	—	258	—	$19,488	—	$19,488
Sequoia Mortgage Trust, Series 2005-2, Class XA, 1.01%, 3/20/35 (b)	USD	—	35,545	—	35,545	—	572,052	—	572,052
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 3AS, 4.78%, 8/25/36 (b)	USD	—	17,863	—	17,863	—	2,003,958	—	2,003,958
Vendee Mortgage Trust, Series 1999-2, Class 1, 0.01%, 5/15/29 (b)	USD	—	40,851	—	40,851	—	5,053	—	5,053

						$16	3,324,569	—	3,324,585

Interest Only Commercial Mortgage-Backed Securities - 0.7%
Credit Suisse First Boston Mortgage Securities Corp., Series 1997-C1, Class AX, 1.14%, 6/20/29 (a)(b)	USD	—	2,075	—	2,075	—	6,694	—	6,694
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA, 1.88%, 8/15/45 (a)(b)	USD	15,680	—	15,646	31,326	1,462,501	—	$1,459,301	2,921,802
Morgan Stanley Capital I Trust, Series 2012-C4, Class XA, 2.66%, 3/15/45 (a)(b)	USD	9,403	—	9,403	18,806	1,141,749	—	1,141,749	2,283,498
WF-RBS Commercial Mortgage Trust, Class XA Series 2012-C8, 2.23%, 8/15/45 (a)(b)	USD	6,002	—	5,987	11,989	693,494	—	691,793	1,385,287
WF-RBS Commercial Mortgage Trust, Class XA Series 2012-C9, 2.25%, 11/15/45 (a)(b)	USD	10,613	—	10,642	21,255	1,299,390	—	1,302,976	2,602,366

						4,597,134	6,694	4,595,819	9,199,647

Principal Only Collateralized Mortgage Obligations - 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-26, 8/25/33	USD	—	645	—	645	—	578,209	—	578,209
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J4, 6/25/33	USD	—	123	—	123	—	106,146	—	106,146
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J5, 7/25/33	USD	—	247	—	247	—	216,834	—	216,834
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J8, 9/25/23	USD	—	158	—	158	—	148,904	—	148,904

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Non-Agency Mortgage-Backed Securities		Par (000)				Value
Principal Only Collateralized Mortgage Obligations (continued)
Drexel Burnham Lambert CMO Trust, Class 1, Series K, 9/23/17	USD	—	4	—	4	—	$3,920	—	$3,920
Drexel Burnham Lambert CMO Trust, Class 1, Series V, 9/01/18	USD	—	4	—	4	—	4,416	—	4,416
Residential Asset Securitization Trust, Series 2005-A15, Class 1A8, 2/25/36	USD	—	566	—	566	—	361,495	—	361,495
Structured Mortgage Asset Residential Trust, Series 1993-3C, Class CX, 4/25/24	USD	—	6	—	6	—	5,832	—	5,832
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class CP, 11/25/35	USD	—	238	—	238	—	167,640	—	167,640

						—	1,593,396	—	1,593,396

Total Non-Agency Mortgage-Backed Securities - 11.3%						$65,935,583	12,609,880	$63,757,115	142,302,578

Preferred Securities
Capital Trusts
Capital Markets - 0.5%
Credit Suisse Group AG, 7.50% (a)(b)(l)	USD	1,500	—	1,500	3,000	1,648,200	—	1,648,200	3,296,400
State Street Capital Trust IV, 1.24%, 6/01/77 (b)	USD	70	—	70	140	54,250	—	54,250	108,500
The Bank of New York Mellon Corp., Series D, 4.50% (b)(l)	USD	1,702	—	1,698	3,400	1,576,477	—	1,572,772	3,149,249

						3,278,927	—	3,275,222	6,554,149

Commercial Banks - 0.3%
BNP Paribas SA, 7.20% (a)(b)(l)	USD	1,000	—	1,000	2,000	1,058,750	—	1,058,750	2,117,500
Wachovia Capital Trust III, 5.57% (b)(l)	USD	1,025	—	1,025	2,050	991,688	—	991,688	1,983,376

						2,050,438	—	2,050,438	4,100,876

Diversified Financial Services - 1.2%
Citigroup, Inc., Series D, 5.35% (b)(l)	USD	1,050	—	1,050	2,100	984,375	—	984,375	1,968,750
General Electric Capital Corp., Series B, 6.25% (b)(d)(l)	USD	900	—	900	1,800	965,250	—	965,250	1,930,500
JPMorgan Chase & Co., Series 1, 7.90% (b)(d)(l)	USD	3,500	—	3,500	7,000	3,927,700	—	3,927,700	7,855,400
JPMorgan Chase & Co., Series Q, 5.15% (b)(l)	USD	1,500	—	1,500	3,000	1,417,500	—	1,417,500	2,835,000

						7,294,825	—	7,294,825	14,589,650

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Capital Trusts		Par (000)				Value
Electric Utilities - 0.3%
Electricite de France SA, 5.25% (a)(b)(l)	USD	2,100	—	2,100	4,200	$2,114,700	—	$2,114,700	$4,229,400

Insurance - 2.3%
Allstate Corp., 5.75%, 8/15/53 (b)	USD	1,000	—	1,000	2,000	1,040,100	—	1,040,100	2,080,200
Allstate Corp., 6.50%, 5/15/67 (b)(d)	USD	2,150	—	1,950	4,100	2,244,062	—	2,035,312	4,279,374
American International Group, Inc., 8.18%, 5/15/68 (b)	USD	970	—	970	1,940	1,249,166	—	1,249,166	2,498,332
AXA SA, 6.46% (a)(b)(l)	USD	1,025	—	1,025	2,050	1,068,562	—	1,068,562	2,137,124
Genworth Holdings, Inc., 6.15%, 11/15/66 (b)	USD	1,150	—	1,150	2,300	1,058,437	—	1,058,437	2,116,874
Liberty Mutual Group, Inc., 7.00%, 3/07/67 (a)(b)	USD	975	—	975	1,950	1,016,438	—	1,016,438	2,032,876
Lincoln National Corp., 6.05%, 4/20/67 (b)	USD	750	—	675	1,425	744,375	—	669,938	1,414,313
Metlife Capital Trust IV, 7.88%, 12/15/67 (a)	USD	645	—	640	1,285	753,038	—	747,200	1,500,238
MetLife, Inc., 6.40%, 12/15/66	USD	3,500	—	3,500	7,000	3,650,500	—	3,650,500	7,301,000
Swiss Re Capital I LP, 6.85% (a)(b)(d)(l)	USD	1,060	—	1,060	2,120	1,135,790	—	1,135,790	2,271,580
XL Group PLC, Series E, 6.50% (b)(l)	USD	810	—	815	1,625	798,863	—	803,794	1,602,657

						14,759,331	—	14,475,237	29,234,568

Total Capital Trusts - 4.6%						29,498,221	—	29,210,422	58,708,643

Preferred Stocks		Shares
Capital Markets - 0.2%
SCE Trust III, 5.75% (b)(l)		12,657	—	12,657	25,314	319,969	—	319,969	639,938
The Goldman Sachs Group, Inc., Series J, 5.50% (b)		46,000	—	46,000	92,000	1,089,740	—	1,089,740	2,179,480

						1,409,709	—	1,409,709	2,819,418

Commercial Banks - 0.7%
US Bancorp, 6.00% (b)(l)		150,000	—	150,000	300,000	4,134,000	—	4,134,000	8,268,000

Thrifts & Mortgage Finance - 0.0%
Fannie Mae, Series S, 8.25% (b)		10,000	—	—	10,000	120,500	—	—	120,500

Total Preferred Stocks - 0.9%						5,664,209	—	5,543,709	11,207,918

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Trust Preferreds		Shares				Value
Commercial Banks - 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40		14,810	—	369,325	384,135	$404,683	—	$403,673	$808,356

Total Preferred Securities - 5.6%						35,567,113	—	35,157,804	70,724,917

US Government Sponsored Agency Securities		Par (000)
Agency Obligations - 2.7%
Fannie Mae, 0.00%, 10/09/19 (d)(i)	USD	7,305	—	7,055	14,360	6,332,339	—	6,115,627	12,447,966
Fannie Mae, 5.63%, 7/15/37 (d)(j)	USD	825	—	775	1,600	1,026,184	—	963,991	1,990,175
Federal Home Loan Bank, 5.25%, 12/09/22 (d)	USD	700	—	675	1,375	822,688	—	793,306	1,615,994
Federal Home Loan Bank, 5.37%, 9/09/24 (d)	USD	1,100	—	1,075	2,175	1,296,536	—	1,267,069	2,563,605
Federal Housing Administration, General Motors Acceptance Corp. Projects, Series 56, 7.43%, 11/01/22	USD	—	131	—	131	—	$128,692	—	128,692
Federal Housing Administration, Merrill Projects, Series 54, 7.43%, 5/15/23	USD	—	2	—	2	—	1,614	—	1,614
Federal Housing Administration, Reilly Projects, Series 41, 7.43%, 3/01/20	USD	—	143	—	143	—	141,768	—	141,768
Federal Housing Administration, USGI Projects, Series 87, 7.43%, 12/01/22	USD	—	56	—	56	—	54,625	—	54,625
Federal Housing Administration, USGI Projects, Series 99, 7.43%, 10/01/23	USD	—	34	—	34	—	33,539	—	33,539
Federal Housing Administration, USGI Projects, Series 99, 7.43%, 10/01/23	USD	—	101	—	101	—	99,092	—	99,092
Federal Housing Administration, USGI Projects, Series 99, 7.43%, 6/01/21	USD	—	3,575	—	3,575	—	3,498,694	—	3,498,694
Resolution Funding Corp., 0.00%, 10/15/18 (i)	USD	—	—	525	525	—	—	490,093	490,093
Resolution Funding Corp., 0.00%, 4/15/30 (i)	USD	6,055	13,000	—	19,055	3,330,165	7,149,818	—	10,479,983
Resolution Funding Corp., 0.00%, 7/15/18 (i)	USD	—	—	525	525	—	—	490,978	490,978

						12,807,912	11,107,842	10,121,064	34,036,818

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA		BKT		BHK	Pro Forma Combined Fund (BNA and BKT into BHK)		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
US Government Sponsored Agency Securities		Par (000)							Value
Collateralized Mortgage Obligations - 20.4%
Fannie Mae Mortgage-Backed Securities, Series 1991-46, Class S, 2,483.39%, 5/25/21 (b)	USD	28		59		—	87		$1,799	$3,864	—	$5,663
Fannie Mae Mortgage-Backed Securities, Series 1991-87, Class S, 26.27%, 8/25/21 (b)	USD	13		28		—	41		18,801	41,079	—	59,880
Fannie Mae Mortgage-Backed Securities, Series 1993-247, Class SN, 10.00%, 12/25/23 (b)	USD	—		221		—	221		—	264,611	—	264,611
Fannie Mae Mortgage-Backed Securities, Series 2003-135, Class PB, 6.00%, 1/25/34	USD	—		12,264		—	12,264		—	14,005,893	—	14,005,893
Fannie Mae Mortgage-Backed Securities, Series 2004-31, Class ZG, 7.50%, 5/25/34	USD	—		3,823		—	3,823		—	4,449,109	—	4,449,109
Fannie Mae Mortgage-Backed Securities, Series 2005-5, Class PK, 5.00%, 12/25/34	USD	337		—		317	654		359,225	—	$338,299	697,524
Fannie Mae Mortgage-Backed Securities, Series 2005-73, Class DS, 17.15%, 8/25/35 (b)	USD	—		1,643		—	1,643		—	2,004,227	—	2,004,227
Fannie Mae Mortgage-Backed Securities, Series 2010-47, Class JB, 5.00%, 5/25/30	USD	—		10,000		—	10,000		—	11,126,660	—	11,126,660
Fannie Mae Mortgage-Backed Securities, Series 2011-117, Class CP, 4.00%, 11/25/41	USD	—		14,350		—	14,350		—	15,123,471	—	15,123,471
Fannie Mae Mortgage-Backed Securities, Series 2011-142, Class PE, 3.50%, 1/25/42	USD	—		15,567		—	15,567		—	15,565,526	—	15,565,526
Fannie Mae Mortgage-Backed Securities, Series 2011-99, Class CB, 4.50%, 10/25/41	USD	—		43,000		—	43,000		—	47,569,438	—	47,569,438
Fannie Mae Mortgage-Backed Securities, Series G-17, Class S, 1,064.87%, 6/25/21 (b)	USD	59		127		—	186		1,042	2,237	—	3,279
Fannie Mae Mortgage-Backed Securities, Series G-33, Class PV, 1.08%, 10/25/21	USD	62		132		—	194		832	1,785	—	2,617
Fannie Mae Mortgage-Backed Securities, Series G-49, Class S, 1,018.63%, 12/25/21 (b)	USD	—	(m)	—	(m)	—	—	(m)	365	783	—	1,148
Fannie Mae Mortgage-Backed Securities, Series G-7, Class S, 1,127.03%, 3/25/21 (b)	USD	—	(m)	—	(m)	—	—	(m)	1,064	2,285	—	3,349

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA		BKT		BHK	Pro Forma Combined Fund (BNA and BKT into BHK)		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
US Government Sponsored Agency Securities		Par (000)							Value
Collateralized Mortgage Obligations (continued)
Freddie Mac Mortgage-Backed Securities, Series 1057, Class J, 1.01%, 3/15/21	USD	22		48		—	70		$381	$819	—	$1,200
Freddie Mac Mortgage-Backed Securities, Series 1160, Class F, 39.51%, 10/15/21 (b)	USD	—		12		—	12		—	23,981	—	23,981
Freddie Mac Mortgage-Backed Securities, Series 173, Class R, 9.00%, 11/15/21	USD	4		8		—	12		3	8	—	11
Freddie Mac Mortgage-Backed Securities, Series 173, Class RS, 9.38%, 11/15/21 (b)	USD	—	(m)	—	(m)	—	—	(m)	4	8	—	12
Freddie Mac Mortgage-Backed Securities, Series 19, Class R, 16,322.19%, 3/15/20 (b)	USD	1		3		—	4		244	523	—	767
Freddie Mac Mortgage-Backed Securities, Series 192, Class U, 1,009.03%, 2/15/22 (b)	USD	—	(m)	2		—	2		1	31	—	32
Freddie Mac Mortgage-Backed Securities, Series 2218, Class Z, 8.50%, 3/15/20	USD	—		33		—	33		—	35,077	—	35,077
Freddie Mac Mortgage-Backed Securities, Series 2218, Class Z, 8.50%, 3/15/30	USD	—		3,450		—	3,450		—	4,098,497	—	4,098,497
Freddie Mac Mortgage-Backed Securities, Series 2542, Class UC, 6.00%, 12/15/22	USD	—		3,743		—	3,743		—	4,172,680	—	4,172,680
Freddie Mac Mortgage-Backed Securities, Series 2758, Class KV, 5.50%, 5/15/23	USD	—		7,917		—	7,917		—	8,574,054	—	8,574,054
Freddie Mac Mortgage-Backed Securities, Series 2861, Class AX, 10.57%, 9/15/34 (b)	USD	—		71		—	71		—	77,058	—	77,058
Freddie Mac Mortgage-Backed Securities, Series 2927, Class BZ, 5.50%, 2/15/35	USD	—		3,400		—	3,400		—	3,836,032	—	3,836,032
Freddie Mac Mortgage-Backed Securities, Series 3688, Class PB, 4.50%, 8/15/32	USD	—		10,000		—	10,000		—	10,963,310	—	10,963,310
Freddie Mac Mortgage-Backed Securities, Series 3856, Class PB, 5.00%, 5/15/41	USD	—		10,000		—	10,000		—	11,410,870	—	11,410,870
Freddie Mac Mortgage-Backed Securities, Series 40, Class K, 6.50%, 8/17/24	USD	—		211		—	211		—	235,458	—	235,458
Freddie Mac Mortgage-Backed Securities, Series 4016, Class BX, 4.00%, 9/15/41	USD	—		15,408		—	15,408		—	15,772,606	—	15,772,606
Freddie Mac Mortgage-Backed Securities, Series 4242, Class PA, 3.50%, 5/15/41	USD	—		9,745		—	9,745		—	10,245,112	—	10,245,112
Freddie Mac Mortgage-Backed Securities, Series 75, Class R, 9.50%, 1/15/21	USD	—		—	(m)	—	—	(m)	—	1	—	1
Freddie Mac Mortgage-Backed Securities, Series 75, Class RS, 43.86%, 1/15/21 (b)	USD	—		—	(m)	—	—	(m)	—	1	—	1
Freddie Mac Mortgage-Backed Securities, Series T-11, Class A9, 2.81%, 1/25/28 (b)	USD	—		1,529		—	1,529		—	1,595,903	—	1,595,903
Ginnie Mae Mortgage-Backed Securities, Series 1996-5, Class Z, 7.00%, 5/16/26	USD	—		339		—	339		—	383,546	—	383,546
Ginnie Mae Mortgage-Backed Securities, Series 2004-89, Class PE, 6.00%, 10/20/34	USD	—		1,018		—	1,018		—	1,057,062	—	1,057,062
Ginnie Mae Mortgage-Backed Securities, Series 2010-112, Class TL 4.00%, 1/20/39	USD	—		15,000		—	15,000		—	15,733,905	—	15,733,905
Ginnie Mae Mortgage-Backed Securities, Series 2010-99, Class JM, 3.75%, 12/20/38	USD	—		19,300		—	19,300		—	19,935,954	—	19,935,954
Ginnie Mae Mortgage-Backed Securities, Series 2011-80, Class PB 4.00%, 10/20/39	USD	—		11,489		—	11,489		—	12,136,612	—	12,136,612
Ginnie Mae Mortgage-Backed Securities, Series 2011-88, Class PY 4.00%, 6/20/41	USD	—		15,402		—	15,402		—	15,632,352	—	15,632,352

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
US Government Sponsored Agency Securities		Par (000)				Value
Collateralized Mortgage Obligations (continued)
Ginnie Mae Mortgage-Backed Securities, Series 2012-16, Class HJ, 4.00%, 9/20/40	USD	—	10,000	—	10,000	—	$10,211,530	—	$10,211,530

						$383,761	256,293,958	$338,299	257,016,018

Commercial Mortgage-Backed Securities - 0.4%
Freddie Mac Mortgage-Backed Securities, Series 2012-K706, Class C, 4.02%, 11/25/44 (a)(b)	USD	170	—	165	335	170,338	—	165,328	335,666
Freddie Mac Mortgage-Backed Securities, Series 2013-K24, Class B, 3.50%, 11/25/45 (a)(b)	USD	1,750	—	1,750	3,500	1,647,200	—	1,647,200	3,294,400
Freddie Mac Mortgage-Backed Securities, Series K013, Class A2, 3.97%, 1/25/21 (b)	USD	930	—	940	1,870	1,010,042	—	1,020,903	2,030,945

						2,827,580	—	2,833,431	5,661,011

Interest Only Collateralized Mortgage Obligations - 3.2%
Fannie Mae Mortgage-Backed Securities, Series 1990-123, Class M, 1.01%, 10/25/20	USD	6	12	—	18	98	210	—	308
Fannie Mae Mortgage-Backed Securities, Series 1990-136, Class S, 19.92%, 11/25/20 (b)	USD	3,554	7,630	—	11,184	4,978	10,687	—	15,665
Fannie Mae Mortgage-Backed Securities, Series 1991-139, Class PT, 0.65%, 10/25/21	USD	61	131	—	192	755	1,622	—	2,377
Fannie Mae Mortgage-Backed Securities, Series 1991-99, Class L, 0.93%, 8/25/21	USD	27	58	—	85	430	923	—	1,353
Fannie Mae Mortgage-Backed Securities, Series 1993-199, Class SB, 7.34%, 10/25/23 (b)	USD	—	253	—	253	—	24,581	—	24,581
Fannie Mae Mortgage-Backed Securities, Series 1997-50, Class SI, 1.20%, 4/25/23 (b)	USD	100	201	—	301	3,575	7,150	—	10,725
Fannie Mae Mortgage-Backed Securities, Series 1997-90, Class M, 6.00%, 1/25/28	USD	—	2,871	—	2,871	—	485,719	—	485,719
Fannie Mae Mortgage-Backed Securities, Series 1999-W4, 6.50%, 12/25/28	USD	—	195	—	195	—	39,833	—	39,833

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
US Government Sponsored Agency Securities		Par (000)				Value
Interest Only Collateralized Mortgage Obligations (continued)
Fannie Mae Mortgage-Backed Securities, Series 2010-74, Class DI, 5.00%, 12/25/39	USD	—	14,848	—	14,848	—	$1,716,076	—	$1,716,076
Fannie Mae Mortgage-Backed Securities, Series 2011-124, Class GS, 6.54%, 3/25/37 (b)	USD	—	18,715	—	18,715	—	2,938,608	—	2,938,608
Fannie Mae Mortgage-Backed Securities, Series 2012-47, Class NI, 4.50%, 4/25/42	USD	5,185	—	5,198	10,383	$1,158,074	—	$1,161,020	2,319,094
Fannie Mae Mortgage-Backed Securities, Series 2012-96, Class DI, 4.00%, 2/25/27	USD	6,743	8,561	6,743	22,047	797,199	1,012,014	797,199	2,606,412
Fannie Mae Mortgage-Backed Securities, Series 2012-M9, Class X1, 4.07%, 12/25/17 (b)	USD	12,655	—	12,552	25,207	1,596,356	—	1,583,300	3,179,656
Fannie Mae Mortgage-Backed Securities, Series 2013-45, Class EI, 4.00%, 4/25/43	USD	—	18,201	—	18,201	—	3,170,710	—	3,170,710
Fannie Mae Mortgage-Backed Securities, Series 7, Class 2, 8.50%, 4/01/17	USD	1	2	—	3	111	238	—	349
Fannie Mae Mortgage-Backed Securities, Series 89, Class 2, 8.00%, 10/01/18	USD	2	3	—	5	168	361	—	529
Fannie Mae Mortgage-Backed Securities, Series 94, Class 2, 9.50%, 8/01/21	USD	1	2	—	3	162	347	—	509
Fannie Mae Mortgage-Backed Securities, Series G-10, Class S, 1,090.31%, 5/25/21 (b)	USD	149	319	—	468	3,940	8,460	—	12,400
Fannie Mae Mortgage-Backed Securities, Series G-12, Class S, 1,157.44%, 5/25/21 (b)	USD	114	244	—	358	2,579	5,536	—	8,115
Fannie Mae Mortgage-Backed Securities, Series G92-12, Class C, 1,016.90%, 2/25/22	USD	—	118	—	118	—	1,613	—	1,613
Fannie Mae Mortgage-Backed Securities, Series G92-5, Class H, 9.00%, 1/25/22	USD	14	35	—	49	1,506	3,873	—	5,379
Fannie Mae Mortgage-Backed Securities, Series G92-60, Class SB, 1.60%, 10/25/22 (b)	USD	—	134	—	134	—	5,314	—	5,314
Freddie Mac Mortgage-Backed Securities, Series 1043, Class H, 44.30%, 2/15/21 (b)	USD	2,642	5,672	—	8,314	5,308	11,396	—	16,704
Freddie Mac Mortgage-Backed Securities, Series 1054, Class I, 867.95%, 3/15/21 (b)	USD	21	44	—	65	406	871	—	1,277

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
US Government Sponsored Agency Securities		Par (000)				Value
Interest Only Collateralized Mortgage Obligations (continued)
Freddie Mac Mortgage-Backed Securities, Series 1056, Class KD, 1.08%, 3/15/21	USD	15	32	—	47	$292	$628	—	$920
Freddie Mac Mortgage-Backed Securities, Series 1148, Class E, 1,178.64%, 10/15/21 (b)	USD	44	95	—	139	904	1,942	—	2,846
Freddie Mac Mortgage-Backed Securities, Series 1254, Class Z, 8.50%, 4/15/22	USD	35	—	—	35	7,035	—	—	7,035
Freddie Mac Mortgage-Backed Securities, Series 176, Class M, 1.01%, 7/15/21	USD	9	19	—	28	171	367	—	538
Freddie Mac Mortgage-Backed Securities, Series 200, Class R, 197,871.63%, 12/15/22 (b)	USD	—	1	—	1	360	774	—	1,134
Freddie Mac Mortgage-Backed Securities, Series 2559, 0.50%, 8/15/30 (b)	USD	—	92	—	92	—	1,294	—	1,294
Freddie Mac Mortgage-Backed Securities, Series 2611, Class QI, 5.50%, 9/15/32	USD	960	1,752	960	3,672	101,343	184,964	$101,343	387,650
Freddie Mac Mortgage-Backed Securities, Series 3744, Class PI, 4.00%, 6/15/39	USD	—	15,737	—	15,737	—	2,609,039	—	2,609,039
Freddie Mac Mortgage-Backed Securities, Series 3745, Class IN, 4.00%, 1/15/35	USD	—	31,787	—	31,787	—	3,187,996	—	3,187,996
Freddie Mac Mortgage-Backed Securities, Series 4026, 4.50%, 4/15/32	USD	—	5,519	—	5,519	—	980,765	—	980,765
Freddie Mac Mortgage-Backed Securities, Series K707, Class X1, 1.56%, 12/25/18 (b)	USD	2,499	—	2,485	4,984	160,983	—	160,090	321,073
Freddie Mac Mortgage-Backed Securities, Series K710, Class X1, 1.78%, 5/25/19 (b)	USD	8,611	—	8,591	17,202	679,226	—	677,660	1,356,886
Ginnie Mae Mortgage-Backed Securities, Series 2009-116, Class KS, 6.32%, 12/16/39 (b)	USD	2,920	3,372	2,899	9,191	501,892	579,650	498,357	1,579,899
Ginnie Mae Mortgage-Backed Securities, Series 2009-78, Class SD, 6.05%, 9/20/32 (b)	USD	5,280	—	5,312	10,592	977,422	—	983,356	1,960,778
Ginnie Mae Mortgage-Backed Securities, Series 2011-52, Class MJ, 6.50%, 4/20/41	USD	—	17,194	—	17,194	—	3,314,334	—	3,314,334
Ginnie Mae Mortgage-Backed Securities, Series 2011-52, Class NS, 6.52%, 4/16/41 (b)	USD	14,557	19,199	14,557	48,313	2,224,752	2,934,210	2,224,752	7,383,714

						8,230,025	23,242,105	8,187,077	39,659,207

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA		BKT		BHK	Pro Forma Combined Fund (BNA and BKT into BHK)		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
US Government Sponsored Agency Securities		Par (000)							Value
Mortgage-Backed Securities - 37.2%
Fannie Mae Mortgage-Backed Securities, 3.00%, 1/01/43 - 3/01/44 (d)(k)	USD	16,300		29,736		16,300	62,336		$15,833,285	$28,925,014	$15,833,285	$60,591,584
Fannie Mae Mortgage-Backed Securities, 3.50%, 10/01/42 - 3/01/44 (d)(k)	USD	—		36,442		—	36,442		—	36,975,575	—	36,975,575
Fannie Mae Mortgage-Backed Securities, 4.00%, 1/01/41 - 9/01/42 (d)	USD	3,117		35,073		3,117	41,307		3,270,874	36,800,250	3,270,874	43,341,998
Fannie Mae Mortgage-Backed Securities, 4.50%, 8/01/25 - 3/01/44 (d)(k)	USD	3,846		105,688		3,846	113,380		4,133,783	114,176,258	4,133,783	122,443,824
Fannie Mae Mortgage-Backed Securities, 5.00%, 1/01/23 - 10/01/41 (d)	USD	2,373		72,284		2,374	77,031		2,602,406	79,598,903	2,603,951	84,805,260
Fannie Mae Mortgage-Backed Securities, 5.50%, 9/01/14 - 10/01/39 (d)(k)	USD	1,506		41,460		1,455	44,421		1,665,528	45,551,812	1,610,322	48,827,662
Fannie Mae Mortgage-Backed Securities, 5.97%, 8/01/16	USD	—		2,954		—	2,954		—	3,272,533	—	3,272,533
Fannie Mae Mortgage-Backed Securities, 6.00%, 3/01/16 - 4/01/44 (k)	USD	1,273		43,600		1,191	46,064		1,411,061	48,508,406	1,325,650	51,245,117
Fannie Mae Mortgage-Backed Securities, 6.50%, 12/01/37 - 10/01/39	USD	—		13,604		—	13,604		—	15,239,453	—	15,239,453
Fannie Mae Mortgage-Backed Securities, 7.50%, 2/01/22	USD	—		—	(m)	—	—	(m)	—	69	—	69
Fannie Mae Mortgage-Backed Securities, 9.50%, 1/01/19 - 9/01/19	USD	—		2		—	2		—	2,045	—	2,045
Freddie Mac Mortgage-Backed Securities, 2.48%, 1/01/35 (b)	USD	—		187		—	187		—	189,316	—	189,316
Freddie Mac Mortgage-Backed Securities, 2.55%, 10/01/34 (b)	USD	—		204		—	204		—	206,343	—	206,343
Freddie Mac Mortgage-Backed Securities, 2.73%, 11/01/17 (b)	USD	—		9		—	9		—	9,876	—	9,876
Freddie Mac Mortgage-Backed Securities, 5.00%, 2/01/22 - 4/01/22	USD	—		388		—	388		—	422,944	—	422,944
Freddie Mac Mortgage-Backed Securities, 6.00%, 3/01/14 - 12/01/18	USD	—		—		299	299		—	—	312,380	312,380
Freddie Mac Mortgage-Backed Securities, 9.00%, 9/01/20	USD	—		24		—	24		—	25,653	—	25,653
Ginnie Mae Mortgage-Backed Securities, 5.50%, 8/15/33	USD	—		—		64	64		—	—	70,868	70,868
Ginnie Mae Mortgage-Backed Securities, 7.50%, 8/15/21 - 12/15/23 (d)	USD	—		125		—	125		—	132,730	—	132,730
Ginnie Mae Mortgage-Backed Securities, 8.00%, 10/15/22 - 8/15/27	USD	—	(m)	55		—	55		318	59,751	—	60,069
Ginnie Mae Mortgage-Backed Securities, 9.00%, 4/15/20 - 9/15/21	USD	—		5		—	5		—	5,055	—	5,055

									28,917,255	410,101,986	29,161,113	468,180,354

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
US Government Sponsored Agency Securities		Par (000)				Value
Principal Only Collateralized Mortgage Obligations - 0.1%
Fannie Mae Mortgage-Backed Securities, Series 1991-7, Class J, 2/25/21	USD	—	7	—	7	—	$7,145	—	$7,145
Fannie Mae Mortgage-Backed Securities, Series 1993-51, Class E, 2/25/23	USD	18	38	—	56	$16,663	35,775	—	52,438
Fannie Mae Mortgage-Backed Securities, Series 1993-70, Class A, 5/25/23	USD	3	5	—	8	2,446	5,251	—	7,697
Fannie Mae Mortgage-Backed Securities, Series 1999-W4, 2/25/29	USD	—	99	—	99	—	91,077	—	91,077
Fannie Mae Mortgage-Backed Securities, Series 2002-13, Class PR, 3/25/32	USD	—	209	—	209	—	190,716	—	190,716
Fannie Mae Mortgage-Backed Securities, Series 203, Class 1, 2/01/23	USD	5	11	—	16	5,115	10,982	—	16,097
Fannie Mae Mortgage-Backed Securities, Series 228, Class 1, 6/01/23	USD	4	9	—	13	3,931	8,440	—	12,371
Fannie Mae Mortgage-Backed Securities, Series G93-2, Class KB, 2/25/21	USD	—	103	—	103	—	98,908	—	98,908
Freddie Mac Mortgage-Backed Securities, Series 1418, Class M, 11/15/22	USD	—	40	—	40	—	37,315	—	37,315
Freddie Mac Mortgage-Backed Securities, Series 1571, Class G, 8/15/23	USD	—	273	—	273	—	237,612	—	237,612
Freddie Mac Mortgage-Backed Securities, Series 1691, Class B, 3/15/24	USD	—	519	—	519	—	499,786	—	499,786
Freddie Mac Mortgage-Backed Securities, Series T-8, Class A10, 11/15/28	USD	—	77	—	77	—	75,162	—	75,162

						28,155	1,298,169	—	1,326,324

Total US Government Sponsored Agency Securities - 64.0%						53,194,688	702,044,060	$50,640,984	805,879,732

US Treasury Obligations
US Treasury Bonds, 3.00%, 5/15/42 (d)	USD	2,730	—	2,730	5,460	2,445,056	—	2,445,056	4,890,112
US Treasury Bonds, 3.13%, 11/15/41 (d)	USD	9,925	—	9,930	19,855	9,144,955	—	9,149,562	18,294,517
US Treasury Bonds, 3.13%, 2/15/42 (d)	USD	2,368	—	6,268	8,636	2,178,191	—	5,765,582	7,943,773
US Treasury Bonds, 3.13%, 2/15/43 (d)	USD	2,344	—	2,337	4,681	2,143,571	—	2,137,168	4,280,739
US Treasury Bonds, 3.50%, 2/15/39 (d)	USD	2,865	—	330	3,195	2,863,209	—	329,794	3,193,003
US Treasury Bonds, 4.25%, 5/15/39 (d)	USD	2,770	—	6,045	8,815	3,125,773	—	6,821,408	9,947,181
US Treasury Bonds, 4.38%, 5/15/40 (d)	USD	8,225	—	6,375	14,600	9,465,174	—	7,336,229	16,801,403
US Treasury Bonds, 4.38%, 5/15/41 (d)	USD	805	—	800	1,605	926,253	—	920,500	1,846,753
US Treasury Bonds, 4.75%, 2/15/41 (d)	USD	1,621	—	1,630	3,251	1,975,847	—	1,986,817	3,962,664
US Treasury Bonds, 5.38%, 2/15/31 (d)	USD	375	—	—	375	480,234	—	—	480,234
US Treasury Bonds, 6.25%, 8/15/23 (d)	USD	4,355	—	5,085	9,440	5,728,528	—	6,688,763	12,417,291

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
US Treasury Obligations		Par (000)				Value
US Treasury Bonds, 8.13%, 8/15/21 (d)	USD	—	—	1,550	1,550	—	—	$2,189,254	$2,189,254
US Treasury Notes, 1.00%, 11/30/19 (d)	USD	—	2,965	—	2,965	—	$2,836,206	—	2,836,206
US Treasury Notes, 1.50%, 1/31/19	USD	5,100	—	—	5,100	$5,101,994	—	—	5,101,994
US Treasury Notes, 1.63%, 11/15/22	USD	—	780	—	780	—	726,618	—	726,618
US Treasury Notes, 1.75%, 5/15/22 (d)	USD	152	—	156	308	144,602	—	148,407	293,009
US Treasury Notes, 2.25%, 7/31/18 (d)	USD	—	—	495	495	—	—	515,148	515,148
US Treasury Notes, 2.75%, 2/15/24	USD	—	1,450	—	1,450	—	1,461,328	—	1,461,328

Total US Treasury Obligations - 7.7%						45,723,387	5,024,152	46,433,688	97,181,227

Total Long-Term Investments (Cost - $1,813,443,931) - 147.5%						570,739,741	724,724,349	563,443,822	1,858,907,912

Short-Term Securities
Money Market Funds - 1.3%		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (o)(p)		4,630,425	8,352,718	3,061,475	16,044,618	4,630,425	8,352,718	3,061,475	16,044,618

Borrowed Bond Agreement - 0.0%		Par (000)
Credit Suisse Securities (USA) LLC, 0.02%, Open (Purchased on 9/17/13 to be repurchased at $741,693, collateralized by US Treasury Bond, 2.75%, 11/15/42, par and fair value of $917,000 and $776,011, respectively)	USD	—	742	—	742	—	741,624	—	741,624

Total Short-Term Securities (Cost - $16,786,242) - 1.3%						4,630,425	9,094,342	3,061,475	16,786,242

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

		BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)	BNA	BKT	BHK	Pro Forma Combined Fund (BNA and BKT into BHK)
Options Purchased		Par (000)				Value
(Cost - $1,362,332) - 0.1%						$553,189	—	$553,090	$1,106,279

Total Investments Before Options Written, Borrowed Bonds and TBA Sale Commitments (Cost - $1,831,592,505) - 148.9%						575,923,355	$733,818,691	567,058,387	1,876,800,433

Options Written
(Premiums Received - $4,770,559) - (0.3)%						(1,762,070)	—	(1,755,992)	(3,518,062)

Borrowed Bonds
US Treasury Bond, 2.75%, 11/15/42	USD	—	917	—	917	—	(776,011)	—	(776,011)

Total Borrowed Bonds (Proceeds $842,347) - (0.1)%						—	(776,011)	—	(776,011)

TBA Sale Commitments
Fannie Mae Mortgage-Backed Securities, 4.50%, 3/01/29 (k)	USD	—	5,300	—	5,300	—	(5,662,719)	—	(5,662,719)
Fannie Mae Mortgage-Backed Securities, 5.00%, 3/01/29 - 3/01/44 (k)	USD	—	13,300	—	13,300	—	(14,552,266)	—	(14,552,266)
Fannie Mae Mortgage-Backed Securities, 6.00%, 3/01/44 (k)	USD	—	21,800	—	21,800	—	(24,272,938)	—	(24,272,938)

Total TBA Sale Commitments (Proceeds $44,443,719) - (3.5)%						—	(44,487,923)	—	(44,487,923)

Total Investments - Net of Options Written, Borrowed Bonds and TBA Sale Commitments - 145.0%						574,161,285	688,554,757	565,302,395	1,828,018,437

Liabilities in Excess of Other Assets - (45.0)%						(178,603,298)	(221,133,707)	(167,783,608)	(586,088,326	)(q)

Net Assets - 100.0%						$395,557,987	$467,421,050	$397,518,787	$1,241,930,111

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

Notes to Pro Forma Condensed Combined Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty		Value	Unrealized Appreciation
Credit Suisse Securities (USA) LLC	BNA	$236,797	$1,787
Credit Suisse Securities (USA) LLC	BHK	$236,797	$1,787

Pro Forma Combined Fund		$473,594	$3,574

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(e)	Convertible security.
(f)	Non-income producing security.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Zero-coupon bond.
(j)	All or a portion of security has been pledged in connection with open financial futures contracts.
(k)	Represents or includes a TBA transaction. Unsettled TBA transactions as of February 28, 2014 were as follows:

Counterparty		Value	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	BNA	$15,833,285	$24,832
Citigroup Global Markets, Inc.	BKT	$4,866,000	$9,000
Credit Suisse Securities (USA) LLC	BKT	$6,090,914	$9,273
Goldman Sachs & Co.	BKT	$22,711,797	$143,968
J.P. Morgan Securities LLC	BKT	$(8,139,313)	$(32,313)
Merrill Lynch, Pierce, Fenner & Smith Inc.	BKT	$1,926,125	$4,156
Morgan Stanley & Co. LLC	BKT	$2,899,547	$9,808
Goldman Sachs & Co.	BHK	$15,833,285	$24,832

Pro Forma Combined Fund		$62,021,640	$193,556

(l)	Security is perpetual in nature and has no stated maturity date.
(m)	Amount is less than $500.
(n)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(o)	Investments in issuers considered to be an affiliate of the Funds during the twelve months ended February 28, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate		Shares Held at February 28, 2013	Net Activity	Shares Held at February 28, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	BNA	—	4,630,425	4,630,425	$1,788
BlackRock Liquidity Funds, TempFund, Institutional Class	BKT	790,665	7,562,053	8,352,718	7,212
BlackRock Liquidity Funds, TempFund, Institutional Class	BHK	2,677,125	384,350	3,061,475	1,886

	Pro Forma Combined Fund	3,467,790	12,576,828	16,044,618	$10,886

(p)	Represents the current yield as of report date.

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

(q)	Reflects pro forma adjustments for $18,567,713 of which $1,057,000 is due to the charge for estimated reorganization expenses of $141,000, $493,000 and $423,000 attributable to BNA, BKT and BHK, respectively, and $17,510,713 is due to the distribution of undistributed net investment income of $4,726,878, $7,891,132 and $4,892,703 attributable to BNA, BKT, and BHK, respectively.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry subclassifications for reporting ease.

Portfolio Abbreviations

CLO	Collateralized Loan Obligation	PIK	Payment-In-Kind
EUR	Euro	RB	Revenue Bonds
GBP	British Pound	REMIC	Real Estate Mortgage Investment Conduit
GO	General Obligation Bonds	TBA	To Be Announced
LIBOR	London Interbank Offered Rate	USD	US Dollar
OTC	Over-the-Counter

•	Reverse repurchase agreements outstanding as of February 28, 2014 were as follows:

BNA
Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.35%	01/22/13	Open	$883,000	$886,460
Credit Suisse Securities (USA) LLC	0.35%	02/01/13	Open	1,793,610	1,800,463
Credit Suisse Securities (USA) LLC	0.35%	02/01/13	Open	1,937,250	1,944,652
Deutsche Bank Securities, Inc.	0.05%	02/07/13	Open	1,406,625	1,408,247
BNP Paribas Securities Corp.	0.32%	02/08/13	Open	2,384,000	2,392,180
BNP Paribas Securities Corp.	0.32%	02/08/13	Open	505,000	506,733
BNP Paribas Securities Corp.	0.02%	02/14/13	Open	9,937,406	9,945,637
BNP Paribas Securities Corp.	0.33%	02/14/13	Open	1,020,000	1,023,553
UBS Securities LLC	0.34%	02/14/13	Open	1,089,625	1,093,535
UBS Securities LLC	0.34%	02/14/13	Open	814,000	816,921
BNP Paribas Securities Corp.	0.03%	02/20/13	Open	150,670	150,794
BNP Paribas Securities Corp.	0.34%	02/28/13	Open	2,258,000	2,265,805
BNP Paribas Securities Corp.	0.34%	02/28/13	Open	1,109,000	1,112,833
BNP Paribas Securities Corp.	0.33%	03/07/13	Open	1,884,000	1,890,200
BNP Paribas Securities Corp.	0.33%	03/07/13	Open	2,313,000	2,320,612
BNP Paribas Securities Corp.	0.33%	03/11/13	Open	2,932,000	2,941,541
Barclays Capital, Inc.	0.35%	04/02/13	Open	1,025,525	1,028,835
Barclays Capital, Inc.	0.35%	04/02/13	Open	1,804,525	1,810,350
Barclays Capital, Inc.	0.35%	04/02/13	Open	1,249,963	1,253,997
Barclays Capital, Inc.	0.35%	04/02/13	Open	369,609	370,802
BNP Paribas Securities Corp.	0.02%	04/02/13	Open	2,719,763	2,721,438
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.02%	04/02/13	Open	3,465,963	3,467,979
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.07%	04/02/13	Open	6,446,662	6,452,261
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.07%	04/02/13	Open	908,250	909,039
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.20%	04/02/13	Open	6,205,875	6,217,356
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	5,642,775	5,660,934
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	1,967,006	1,973,336
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	1,460,625	1,465,325
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	1,232,000	1,235,965

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	$1,751,625	$1,757,262
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	599,688	601,617
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	1,363,838	1,368,226
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	1,505,317	1,510,162
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	1,372,250	1,376,666
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	1,600,156	1,605,305
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	1,317,750	1,321,991
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	262,813	263,658
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	1,359,375	1,363,749
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	1,284,050	1,288,182
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	361,875	363,039
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	411,500	412,824
UBS Securities LLC	0.32%	04/11/13	Open	1,625,000	1,629,680
UBS Securities LLC	0.40%	04/11/13	Open	4,044,937	4,059,424
Merrill Lynch, Pierce, Fenner & Smith Inc.	-0.02%	04/25/13	Open	3,262,519	3,261,029
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.00%	04/25/13	Open	10,877,562	10,880,760
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.03%	04/25/13	Open	3,560,880	3,562,582
BNP Paribas Securities Corp.	0.00%	04/29/13	Open	1,045,494	1,045,670
BNP Paribas Securities Corp.	0.03%	04/29/13	Open	2,212,665	2,213,152
UBS Securities LLC	0.34%	04/30/13	Open	969,750	972,543
UBS Securities LLC	0.34%	04/30/13	Open	858,950	861,424
UBS Securities LLC	0.35%	04/30/13	Open	897,625	900,287
UBS Securities LLC	0.37%	04/30/13	Open	1,102,400	1,105,856
Barclays Capital, Inc.	0.35%	06/24/13	Open	3,344,933	3,353,063
BNP Paribas Securities Corp.	0.01%	06/24/13	Open	493,594	493,683
BNP Paribas Securities Corp.	0.06%	06/24/13	Open	1,077,656	1,078,270
BNP Paribas Securities Corp.	0.32%	06/24/13	Open	2,886,000	2,892,413
BNP Paribas Securities Corp.	0.03%	07/24/13	Open	1,832,500	1,833,073
Deutsche Bank Securities, Inc.	0.34%	08/29/13	Open	2,040,000	2,043,526
BNP Paribas Securities Corp.	0.34%	09/30/13	Open	3,568,000	3,573,122
Deutsche Bank Securities, Inc.	0.34%	10/09/13	Open	847,000	848,144
Deutsche Bank Securities, Inc.	0.34%	10/09/13	Open	678,000	678,916
Deutsche Bank Securities, Inc.	0.34%	10/09/13	Open	872,000	873,178
Deutsche Bank Securities, Inc.	0.00%	10/21/13	Open	347,000	347,783
BNP Paribas Securities Corp.	0.34%	10/22/13	Open	1,825,000	1,827,223
BNP Paribas Securities Corp.	0.35%	10/22/13	Open	4,559,100	4,564,818
Credit Suisse Securities (USA) LLC	0.35%	10/22/13	Open	2,119,906	2,122,565
Deutsche Bank Securities, Inc.	0.35%	10/31/13	Open	3,829,000	3,833,504
RBC Capital Markets, LLC	0.34%	01/08/14	Open	1,980,000	1,980,972
UBS Securities LLC	0.28%	02/10/14	Open	3,396,000	3,396,475
UBS Securities LLC	0.32%	02/10/14	Open	696,000	696,111
UBS Securities LLC	0.32%	02/10/14	Open	343,000	343,055
UBS Securities LLC	0.32%	02/10/14	Open	2,457,000	2,457,393
UBS Securities LLC	0.32%	02/10/14	Open	922,000	922,147
UBS Securities LLC	0.32%	02/10/14	Open	754,000	754,121
UBS Securities LLC	0.32%	02/10/14	Open	1,355,000	1,355,217
UBS Securities LLC	0.32%	02/10/14	Open	1,416,000	1,416,227
UBS Securities LLC	0.33%	02/10/14	Open	1,349,000	1,349,223
UBS Securities LLC	0.33%	02/10/14	Open	1,124,000	1,124,185
UBS Securities LLC	0.34%	02/10/14	Open	779,000	779,132
UBS Securities LLC	0.34%	02/10/14	Open	753,000	753,128
UBS Securities LLC	0.34%	02/10/14	Open	3,716,000	3,716,632

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.34%	02/10/14	Open	$844,000	$844,143
UBS Securities LLC	0.34%	02/10/14	Open	886,000	886,151
UBS Securities LLC	0.34%	02/10/14	Open	515,000	515,088
UBS Securities LLC	0.35%	02/10/14	Open	995,000	995,174
UBS Securities LLC	0.40%	02/10/14	Open	496,000	496,099
Credit Suisse Securities (USA) LLC	0.12%	02/12/14	3/13/14	12,579,189	12,579,860

Total				$178,238,624	$178,516,685

BKT
Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.04%	02/08/13	Open	$2,916,819	$2,917,371
Credit Suisse Securities (USA) LLC	0.05%	12/10/13	Open	17,914,713	17,918,336
Credit Suisse Securities (USA) LLC	0.12%	02/12/14	3/13/14	177,087,937	177,097,382

Total				$197,919,469	$197,933,089

BHK
Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.35%	01/22/13	Open	$883,000	$886,460
BNP Paribas Securities Corp.	0.35%	01/22/13	Open	1,243,000	1,247,870
Credit Suisse Securities (USA) LLC	0.35%	02/01/13	Open	1,875,750	1,882,917
Credit Suisse Securities (USA) LLC	0.35%	02/01/13	Open	1,797,390	1,804,258
Deutsche Bank Securities, Inc.	-0.05%	02/07/13	Open	2,194,387	2,193,070
Deutsche Bank Securities, Inc.	0.05%	02/07/13	Open	6,155,487	6,162,586
UBS Securities LLC	0.34%	02/07/13	Open	642,000	644,347
UBS Securities LLC	0.34%	02/07/13	Open	1,095,375	1,099,379
BNP Paribas Securities Corp.	0.32%	02/08/13	Open	1,968,000	1,974,752
BNP Paribas Securities Corp.	0.32%	02/08/13	Open	505,000	506,733
BNP Paribas Securities Corp.	0.02%	02/14/13	Open	9,942,412	9,950,649
BNP Paribas Securities Corp.	0.33%	02/14/13	Open	1,020,000	1,023,553
BNP Paribas Securities Corp.	0.34%	02/28/13	Open	2,269,000	2,276,843
BNP Paribas Securities Corp.	0.34%	02/28/13	Open	1,109,000	1,112,833
BNP Paribas Securities Corp.	0.33%	03/07/13	Open	1,884,000	1,890,200
BNP Paribas Securities Corp.	0.33%	03/07/13	Open	2,313,000	2,320,612
BNP Paribas Securities Corp.	0.33%	03/11/13	Open	879,000	881,860
BNP Paribas Securities Corp.	0.33%	03/11/13	Open	983,000	986,199
Barclays Capital, Inc.	0.35%	04/02/13	Open	553,137	554,922
Barclays Capital, Inc.	0.35%	04/02/13	Open	480,937	482,489
Barclays Capital, Inc.	0.35%	04/02/13	Open	995,362	998,575
Barclays Capital, Inc.	0.35%	04/02/13	Open	544,531	546,288
Barclays Capital, Inc.	0.35%	04/02/13	Open	304,000	304,981
Barclays Capital, Inc.	0.35%	04/02/13	Open	5,725,080	5,743,559
Barclays Capital, Inc.	0.35%	04/02/13	Open	727,819	730,168
Barclays Capital, Inc.	0.35%	04/02/13	Open	369,609	370,802
Barclays Capital, Inc.	0.35%	04/02/13	Open	280,250	281,155
BNP Paribas Securities Corp.	0.02%	04/02/13	Open	2,719,762	2,721,438

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.03%	04/02/13	Open	$533,363	$533,686
Merrill Lynch, Pierce, Fenner & Smith, Inc.	-0.03%	04/02/13	Open	7,246,125	7,242,517
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.02%	04/02/13	Open	7,563,806	7,568,206
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.07%	04/02/13	Open	875,812	876,572
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.07%	04/02/13	Open	1,097,844	1,098,797
BNP Paribas Securities Corp.	0.06%	04/03/13	Open	851,538	852,281
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	1,648,500	1,653,805
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	3,437,844	3,448,907
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	2,020,500	2,027,002
Credit Suisse Securities (USA) LLC	0.35%	04/03/13	Open	1,700,969	1,706,443
UBS Securities LLC	0.32%	04/11/13	Open	1,630,000	1,634,694
UBS Securities LLC	0.40%	04/11/13	Open	4,055,063	4,073,514
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.00%	04/25/13	Open	8,430,938	8,433,416
BNP Paribas Securities Corp.	0.00%	04/29/13	Open	1,039,000	1,039,175
BNP Paribas Securities Corp.	0.05%	04/29/13	Open	377,850	377,991
BNP Paribas Securities Corp.	0.34%	05/24/13	Open	1,342,000	1,345,562
Barclays Capital, Inc.	0.60%	06/03/13	Open	3,258,750	3,273,414
Barclays Capital, Inc.	0.35%	06/24/13	Open	3,334,398	3,342,502
BNP Paribas Securities Corp.	0.03%	06/24/13	Open	5,876,250	5,878,271
Deutsche Bank Securities, Inc.	0.34%	08/29/13	Open	1,850,000	1,853,197
Credit Suisse Securities (USA) LLC	0.05%	09/17/13	Open	2,199,063	2,199,883
BNP Paribas Securities Corp.	0.34%	09/30/13	Open	3,569,000	3,574,123
BNP Paribas Securities Corp.	0.36%	09/30/13	Open	2,294,000	2,297,487
BNP Paribas Securities Corp.	0.36%	09/30/13	Open	871,000	872,324
BNP Paribas Securities Corp.	0.36%	09/30/13	Open	1,529,000	1,531,324
Deutsche Bank Securities, Inc.	0.00%	10/03/13	Open	348,000	348,900
BNP Paribas Securities Corp.	0.35%	10/22/13	Open	4,540,900	4,546,595
Credit Suisse Securities (USA) LLC	0.35%	10/22/13	Open	2,125,413	2,128,078
UBS Securities LLC	0.28%	02/10/14	Open	3,373,000	3,373,472
UBS Securities LLC	0.32%	02/10/14	Open	2,369,000	2,369,379
UBS Securities LLC	0.32%	02/10/14	Open	2,457,000	2,457,393
UBS Securities LLC	0.32%	02/10/14	Open	1,348,000	1,348,216
UBS Securities LLC	0.32%	02/10/14	Open	2,289,000	2,289,366
UBS Securities LLC	0.32%	02/10/14	Open	1,355,000	1,355,217
UBS Securities LLC	0.32%	02/10/14	Open	1,416,000	1,416,227
UBS Securities LLC	0.33%	02/10/14	Open	1,073,000	1,073,177
UBS Securities LLC	0.34%	02/10/14	Open	1,233,000	1,233,210
UBS Securities LLC	0.34%	02/10/14	Open	3,805,000	3,805,647
UBS Securities LLC	0.34%	02/10/14	Open	1,410,000	1,410,240
UBS Securities LLC	0.34%	02/10/14	Open	1,139,000	1,139,194
UBS Securities LLC	0.34%	02/10/14	Open	827,000	827,141
UBS Securities LLC	0.34%	02/10/14	Open	1,853,000	1,853,315
UBS Securities LLC	0.40%	02/10/14	Open	496,000	496,099
Credit Suisse Securities (USA) LLC	0.12%	02/12/14	3/13/14	12,546,860	12,547,529

Total				$166,096,074	$166,332,986

Pro Forma Combined Fund				$542,254,167	$542,782,760

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

Financial futures contracts outstanding as of February 28, 2014 were as follows:

BNA
Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
63	2-Year US Treasury Note	Chicago Board of Trade	June 2014	USD	13,852,125	$3,332
140	5-Year US Treasury Note	Chicago Board of Trade	June 2014	USD	16,780,313	19,925
195	Long US Treasury Bond	Chicago Board of Trade	June 2014	USD	25,947,188	233,185
186	Ultra Long US Treasury Bond	Chicago Board of Trade	June 2014	USD	26,708,437	314,171
(468)	10-Year US Treasury Note	Chicago Board of Trade	June 2014	USD	58,280,625	(176,324)

Total						$394,289

BKT
Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(27)	90-Day Euro-Dollar	Chicago Mercantile	March 2014	USD	6,734,137	$(10,569)
(41)	90-Day Euro-Dollar	Chicago Mercantile	June 2014	USD	10,224,888	(34,359)
(58)	2-Year US Treasury Note	Chicago Board of Trade	June 2014	USD	12,752,750	(2,975)
(31)	5-Year US Treasury Note	Chicago Board of Trade	June 2014	USD	3,715,641	(6,137)
(540)	10-Year US Treasury Note	Chicago Board of Trade	June 2014	USD	67,246,875	(216,842)
(517)	Long US Treasury Bond	Chicago Board of Trade	June 2014	USD	68,793,313	(596,730)
(152)	Ultra Long US Treasury Bond	Chicago Board of Trade	June 2014	USD	21,826,250	(369,951)
(41)	90-Day Euro-Dollar	Chicago Mercantile	September 2014	USD	10,222,325	(38,728)
(41)	90-Day Euro-Dollar	Chicago Mercantile	December 2014	USD	10,217,713	(42,045)
(41)	90-Day Euro-Dollar	Chicago Mercantile	March 2015	USD	10,208,488	(38,634)
(12)	90-Day Euro-Dollar	Chicago Mercantile	June 2015	USD	2,983,650	(1,973)
(12)	90-Day Euro-Dollar	Chicago Mercantile	December 2015	USD	2,971,500	3,577
(12)	90-Day Euro-Dollar	Chicago Mercantile	March 2016	USD	2,964,000	7,102

Total						$(1,348,264)

BHK
Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
63	2-Year US Treasury Note	Chicago Board of Trade	June 2014	USD	13,852,125	$3,332
203	5-Year US Treasury Note	Chicago Board of Trade	June 2014	USD	24,331,453	28,900
221	Long US Treasury Bond	Chicago Board of Trade	June 2014	USD	29,406,813	264,217
164	Ultra Long US Treasury Bond	Chicago Board of Trade	June 2014	USD	23,549,375	264,784
(467)	10-Year US Treasury Note	Chicago Board of Trade	June 2014	USD	58,156,094	(176,033)

Total						$385,200

Pro Forma Combined Fund						$(568,775)

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

Foreign currency exchange contracts outstanding as of February 28, 2014 were as follows:

BNA
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	4,628,198	EUR	3,404,000	Barclays Bank PLC	04/22/14	$(70,262)
USD	11,585,303	GBP	7,062,000	Barclays Bank PLC	04/22/14	(236,073)
USD	331,102	GBP	200,000	Citibank N.A.	04/22/14	(3,687)
USD	164,938	GBP	100,000	UBS AG	04/22/14	(2,456)

Total						$(312,478)

BHK
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	4,628,198	EUR	3,404,000	Barclays Bank PLC	04/22/14	$(70,262)
USD	10,417,258	GBP	6,350,000	Barclays Bank PLC	04/22/14	(212,272)
USD	165,551	GBP	100,000	Citibank N.A.	04/22/14	(1,843)
USD	163,289	GBP	99,000	UBS AG	04/22/14	(2,432)

Total						$(286,809)

Pro Forma Combined Fund						$(599,287)

OTC interest rate swaptions purchased as of February 28, 2014 were as follows:

BNA
Description	Counterparty	Put/Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
3-Year Interest Rate Swap	Deutsche Bank AG	Call	1.68%	Receive	3-month LIBOR	01/06/15	USD 2,500	$33,906
1-Year Interest Rate Swap	Bank of America N.A.	Put	0.60%	Pay	3-month LIBOR	10/02/14	USD 50,100	24,832
3-Year Interest Rate Swap	Deutsche Bank AG	Put	1.68%	Pay	3-month LIBOR	01/06/15	USD 2,500	14,573
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	03/16/17	USD 6,300	203,535
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	05/22/18	USD 6,000	276,343

Total								$553,189

BHK
Description	Counterparty	Put/Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
3-Year Interest Rate Swap	Deutsche Bank AG	Call	1.68%	Receive	3-month LIBOR	01/06/15	USD 2,500	$33,906
1-Year Interest Rate Swap	Bank of America N.A.	Put	0.60%	Pay	3-month LIBOR	10/02/14	USD 49,900	24,732
3-Year Interest Rate Swap	Deutsche Bank AG	Put	1.68%	Pay	3-month LIBOR	01/06/15	USD 2,500	14,573
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	03/16/17	USD 6,300	203,536
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	05/22/18	USD 6,000	276,343

Total								$553,090

Pro Forma Combined Fund								$1,106,279

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

OTC interest rate swaptions written as of February 28, 2014 were as follows:

BNA
Description	Counterparty	Put/Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
5-Year Interest Rate Swap	Barclays Bank PLC	Call	1.50%	Pay	3-month LIBOR	04/08/14	USD 15,300	$(15,773)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	1.35%	Pay	3-month LIBOR	07/11/14	USD 15,600	(11,829)
10-Year Interest Rate Swap	Barclays Bank PLC	Call	3.26%	Pay	3-month LIBOR	11/14/14	USD 6,300	(211,238)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	3.25%	Pay	3-month LIBOR	11/14/14	USD 6,300	(209,418)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.85%	Pay	3-month LIBOR	11/17/14	USD 7,500	(108,922)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.28%	Pay	3-month LIBOR	01/30/15	USD 2,500	(83,299)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.80%	Pay	3-month LIBOR	02/10/15	USD 2,500	(33,810)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.00%	Receive	3-month LIBOR	04/08/14	USD 15,300	(9,737)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.00%	Receive	3-month LIBOR	07/11/14	USD 15,600	(90,324)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	3.26%	Receive	3-month LIBOR	11/14/14	USD 6,300	(106,019)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.25%	Receive	3-month LIBOR	11/14/14	USD 6,300	(106,975)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.70%	Receive	3-month LIBOR	11/17/14	USD 7,500	(56,148)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.28%	Receive	3-month LIBOR	01/30/15	USD 2,500	(57,105)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.80%	Receive	3-month LIBOR	02/10/15	USD 2,500	(26,218)
10-Year Interest Rate Swap	Bank of America N.A.	Put	3.70%	Receive	3-month LIBOR	02/25/15	USD 1,500	(19,878)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.15%	Receive	3-month LIBOR	02/26/16	USD 6,000	(143,844)
10-Year Interest Rate Swap	Citibank N.A.	Put	4.15%	Receive	3-month LIBOR	02/29/16	USD 6,000	(144,389)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	03/16/17	USD 12,600	(122,430)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	05/22/18	USD 12,000	(204,714)

Total								$(1,762,070)

BHK
Description	Counterparty	Put/Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
5-Year Interest Rate Swap	Barclays Bank PLC	Call	1.50%	Pay	3-month LIBOR	04/08/14	USD 15,200	$(15,670)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	1.35%	Pay	3-month LIBOR	07/11/14	USD 15,500	(11,753)
10-Year Interest Rate Swap	Barclays Bank PLC	Call	3.26%	Pay	3-month LIBOR	11/14/14	USD 6,200	(207,885)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	3.25%	Pay	3-month LIBOR	11/14/14	USD 6,200	(206,094)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.85%	Pay	3-month LIBOR	11/17/14	USD 7,500	(108,922)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.28%	Pay	3-month LIBOR	01/30/15	USD 2,500	(83,299)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.80%	Pay	3-month LIBOR	02/10/15	USD 2,700	(36,515)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.00%	Receive	3-month LIBOR	04/08/14	USD 15,200	(9,673)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.00%	Receive	3-month LIBOR	07/11/14	USD 15,500	(89,745)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	3.26%	Receive	3-month LIBOR	11/14/14	USD 6,200	(104,337)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.25%	Receive	3-month LIBOR	11/14/14	USD 6,200	(105,277)

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

Description	Counterparty	Put/Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.70%	Receive	3-month LIBOR	11/17/14	USD 7,500	$(56,148)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.28%	Receive	3-month LIBOR	01/30/15	USD 2,500	(57,105)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.80%	Receive	3-month LIBOR	02/10/15	USD 2,700	(28,315)
10-Year Interest Rate Swap	Bank of America N.A.	Put	3.70%	Receive	3-month LIBOR	02/25/15	USD 1,500	(19,878)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.15%	Receive	3-month LIBOR	02/26/16	USD 6,000	(143,844)
10-Year Interest Rate Swap	Citibank N.A.	Put	4.15%	Receive	3-month LIBOR	02/29/16	USD 6,000	(144,389)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	03/16/17	USD 12,600	(122,430)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	05/22/18	USD 12,000	(204,713)

Total								$(1,755,992)

Pro Forma Combined Fund								$(3,518,062)

•	Centrally cleared interest rate swaps outstanding as of February 28, 2014 were as follows:

BNA
Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.56% (1)	3-month LIBOR	Chicago Mercantile	N/A	06/25/15	USD 20,900	$(70,978)
1.56% (1)	3-month LIBOR	Chicago Mercantile	07/03/14 (2)	08/31/18	USD 28,300	(61,126)
2.29% (1)	3-month LIBOR	Chicago Mercantile	06/30/14 (2)	02/15/21	USD 17,600	5,889
3.65% (1)	3-month LIBOR	Chicago Mercantile	N/A	02/27/44	USD 11,500	(173,824)
3.59% (1)	3-month LIBOR	Chicago Mercantile	N/A	03/04/44	USD 5,900	(15,920)

Total						$(315,959)

BKT
Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Appreciation
0.46% (3)	3-month LIBOR	Chicago Mercantile	06/11/15	USD 100	$215

BHK
Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.56% (1)	3-month LIBOR	Chicago Mercantile	N/A	06/25/15	USD 20,900	$(70,978)
1.56% (1)	3-month LIBOR	Chicago Mercantile	07/03/14 (2)	08/31/18	USD 28,300	(61,126)
2.29% (1)	3-month LIBOR	Chicago Mercantile	06/30/14 (2)	02/15/21	USD 17,500	5,856
3.65% (1)	3-month LIBOR	Chicago Mercantile	N/A	02/27/44	USD 11,400	(172,313)
3.59% (1)	3-month LIBOR	Chicago Mercantile	N/A	03/04/44	USD 5,900	(15,920)

Total						$(314,481)

Pro Forma Combined Fund						$(630,225)

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

•	OTC credit default swaps - buy protection outstanding as of February 28, 2014 were as follows:

BNA
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid	Unrealized Depreciation
Radian Group, Inc.	5.00%	Citibank N.A.	06/20/15	USD 1,400	$(74,960)	$21,192	$(96,152)
The New York Times Co.	1.00%	Barclays Bank PLC	12/20/16	USD 1,800	(22,011)	70,542	(92,553)

Total					$(96,971)	$91,734	$(188,705)

BHK
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid	Unrealized Depreciation
Radian Group, Inc.	5.00%	Citibank N.A.	06/20/15	USD 1,400	$(74,960)	$21,192	$(96,152)
The New York Times Co.	1.00%	Barclays Bank PLC	12/20/16	USD 1,800	(22,011)	70,542	(92,553)
Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	09/20/17	USD 1	(8)	11	(19)
Westpac Banking Corp.	1.00%	Deutsche Bank AG	09/20/17	USD 1	(8)	11	(19)

Total					$(96,987)	$91,756	$(188,743)

Pro Forma Combined Fund					$(193,958)	$183,490	$(377,448)

•	OTC credit default swaps - sold protection outstanding as of February 28, 2014 were as follows:

BNA
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating(4)	Notional Amount (000)(5)	Market Value	Premiums Received	Unrealized Appreciation
Rosneft Oil Co.	1.50%	HSBC Bank PLC	06/12/14	BBB	USD 1,875	$(2,208)	$(5,465)	$3,257
MetLife, Inc.	1.00%	Credit Suisse International	09/20/16	A-	USD 545	8,593	(25,531)	34,124
MetLife, Inc.	1.00%	Deutsche Bank AG	09/20/16	A-	USD 730	11,511	(31,272)	42,783
MetLife, Inc.	1.00%	Goldman Sachs Bank USA	09/20/16	A-	USD 500	7,884	(20,846)	28,730
MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	09/20/16	A-	USD 910	14,348	(38,229)	52,577
MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	09/20/16	A-	USD 275	4,336	(10,304)	14,640
MetLife, Inc.	1.00%	Citibank N.A.	12/20/16	A-	USD 298	4,905	(12,155)	17,060
MetLife, Inc.	1.00%	Citibank N.A.	12/20/16	A-	USD 290	4,759	(12,941)	17,700

Total						$54,128	$(156,743)	$210,871

BHK
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating(4)	Notional Amount (000)(5)	Market Value	Premiums Received	Unrealized Appreciation
Rosneft Oil Co.	1.50%	HSBC Bank PLC	06/12/14	BBB	USD 1,875	$(2,208)	$(5,464)	$3,256
MetLife, Inc.	1.00%	Morgan Stanley Capital Services LLC	09/20/16	A-	USD 900	14,190	(37,809)	51,999
MetLife, Inc.	1.00%	Deutsche Bank AG	09/20/16	A-	USD 730	11,510	(31,273)	42,783

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating(4)	Notional Amount (000)(5)	Market Value	Premiums Received	Unrealized Appreciation
MetLife, Inc.	1.00%	Morgan Stanley Capital Services LLC	09/20/16	A-	USD 275	$4,336	$(10,304)	$14,640
MetLife, Inc.	1.00%	Goldman Sachs Bank USA	09/20/16	A-	USD 500	7,884	(20,846)	28,730
MetLife, Inc.	1.00%	Credit Suisse International	09/20/16	A-	USD 535	8,435	(25,063)	33,498
MetLife, Inc.	1.00%	Citibank N.A.	12/20/16	A-	USD 298	4,905	(12,155)	17,060
MetLife, Inc.	1.00%	Citibank N.A.	12/20/16	A-	USD 285	4,678	(12,624)	17,302

Total						$53,730	$(155,538)	$209,268

Pro Forma Combined Fund						$107,858	$(312,281)	$420,139

•	OTC interest rate swaps outstanding as of February 28, 2014 were as follows:

BKT
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
4.88% (3)	3-month LIBOR	UBS AG	03/21/15	USD 25,000	$1,205,152	—	$1,205,152
4.87% (3)	3-month LIBOR	Goldman Sachs Bank USA	01/25/16	USD 5,500	461,612	—	461,612
2.81% (3)	3-month LIBOR	Citibank N.A.	02/06/16	USD 20,000	916,650	—	916,650
5.72% (3)	3-month LIBOR	JPMorgan Chase Bank N.A.	07/14/16	USD 5,400	654,429	—	654,429
4.31% (1)	3-month LIBOR	Deutsche Bank AG	10/01/18	USD 60,000	(7,721,082)	—	(7,721,082)
3.43% (3)	3-month LIBOR	JPMorgan Chase Bank N.A.	03/28/21	USD 6,000	481,625	$(197,887)	679,512
5.41% (3)	3-month LIBOR	JPMorgan Chase Bank N.A.	08/15/22	USD 9,565	2,166,359	—	2,166,359

Pro Forma Combined Fund					$(1,835,255)	$(197,887)	$(1,637,368)

(1)	Fund pays the fixed rate and receives the floating rate.
(2)	Forward swap.
(3)	Fund pays the floating rate and receives the fixed rate.
(4)	Using S&P’s rating of the issuer.
(5)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Assets and Liabilities for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

	BNA	BKT	BHK	Adjustments		Pro Forma Combined Fund (BNA and BKT into BHK)
Assets
Investments at value - unaffiliated (1)	$571,292,930	$725,465,973	$563,996,912	$—		$1,860,755,815
Investments at value - affiliated (2)	4,630,425	8,352,718	3,061,475	—		16,044,618
Cash	127,578	—	119,353	—		246,931
Cash pledged for financial futures contracts	682,000	2,897,000	532,000	—		4,111,000
Cash pledged as collateral for reverse repurchase agreements	5,935,255	—	4,800,000	—		10,735,255
Cash pledged as collateral for OTC derivatives	1,290,000	8,500,000	1,400,000	—		11,190,000
Cash pledged for centrally cleared swaps	1,475,000	10,000	1,475,000	—		2,960,000
Interest receivable	6,509,200	2,704,347	6,396,135	—		15,609,682
TBA sale commitments receivable	—	44,443,719	—	—		44,443,719
Investments sold receivable	909,920	92,957	736,295	—		1,739,172
Unrealized appreciation on OTC derivatives	210,871	6,083,714	209,268	—		6,503,853
Dividends receivable	3,521	—	1,221	—		4,742
Swaps receivable	12,896	783,523	12,846	—		809,265
Swap premiums paid	91,734	—	—	—		91,734
Variation margin receivable on financial futures contracts	98,437	148,633	88,013	—		335,083
Options written receivable	145,800	—	145,800	—		291,600
Principal paydown receivable	8,373	85,265	8,373	—		102,011
Foreign currency at value (3)	10,410	—	9,163	—		19,573
Variation margin receivable on centrally cleared swaps	54,495	8	50,672	—		105,175
Prepaid expenses	22,121	32,502	23,580	—		78,203
Other assets	—	—	55,953	—		55,953

Total assets	593,510,966	799,600,359	583,122,059	—		1,976,233,384

Liabilities
Bank overdraft	—	5,911	—	—		5,911
Cash received as collateral for OTC derivatives	—	4,520,000	—	—		4,520,000
Borrowed bonds at value (4)	—	776,011	—	—		776,011
Options written at value (5)	1,762,070	—	1,755,992	—		3,518,062
Reverse repurchase agreements	178,516,685	197,933,089	166,332,986	—		542,782,760
Investments purchased payable	16,376,188	74,777,803	16,376,188	—		107,530,179
TBA sale commitments at value (6)	—	44,487,923	—	—		44,487,923
Unrealized depreciation on OTC derivatives	188,705	7,721,082	188,743	—		8,098,530
Swap premiums received	156,743	197,887	63,782	—		418,412
Unrealized depreciation on foreign currency exchange contracts	312,478	—	286,809	—		599,287
Investment advisory fees payable	179,059	232,261	223,842	—		635,162
Swaps payable	135,190	1,120,708	134,755	—		1,390,653
Officer’s and Directors’ fees payable	120,359	132,562	61,557	—		314,478
Income dividends payable	51,449	85,469	49,169	17,510,713	(10)	17,696,800
Administration fees payable	29,925	53,667	—	—		83,592
Reorganization expenses payable	—	—	—	1,057,000	(11)	1,057,000
Other accrued expenses payable	124,128	134,936	129,449	—		388,513

Total liabilities	197,952,979	332,179,309	185,603,272	18,567,713		734,303,273

Net Assets	$395,557,987	$467,421,050	$397,518,787	$(18,567,713)		$1,241,930,111

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Assets and Liabilities for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

As of February 28, 2014 (Unaudited)

	BNA	BKT	BHK	Adjustments		Pro Forma Combined Fund (BNA and BKT into BHK)
Net Assets Consist of
Paid-in capital (7) (8) (9)	$385,546,646	$478,542,248	$378,960,758	$(1,057,000	)(11)	$1,241,992,652
Undistributed net investment income	4,726,878	7,891,132	4,892,703	(17,510,713	)(10)	—
Accumulated net realized loss	(18,883,098)	(13,669,766)	(10,604,117)	—		(43,156,981)
Net unrealized appreciation/depreciation	24,167,561	(5,342,564)	24,269,443	—		43,094,440

Net Assets	$395,557,987	$467,421,050	$397,518,787	$(18,567,713)		$1,241,930,111

Net asset value per share	$11.48	$7.31	$14.70			$14.50

(1) Investments at cost - unaffiliated	$547,543,312	$727,845,252	$540,159,323	$—		$1,815,547,887

(2) Investments at cost - affiliated	$4,630,425	$8,352,718	$3,061,475	$—		$16,044,618

(3) Foreign currency at cost	$14,054	$—	$11,542	$—		$25,596

(4) Proceeds received from borrowed bonds	$—	$842,347	$—	$—		$842,347

(5) Premiums received	$2,390,029	$—	$2,380,530	$—		$4,770,559

(6) Proceeds from TBA sale commitments	$—	$44,443,719	$—	$—		$44,443,719

(7) Par value	$0.010	$0.010	$0.001			$0.001

(8) Shares outstanding	34,456,370	63,942,535	27,041,847	(39,811,407	)(12)	85,629,345

(9) Shares authorized	200 million	200 million	unlimited			unlimited

(10)	Reflects the distribution of undistributed net investment income of $17,510,713 attributable to each respective Fund.
(11)	Reflects the charge for estimated reorganization expenses of $141,000, $493,000 and $423,000 attributable to BNA, BKT and BHK, respectively.
(12)	Reflects the capitalization adjustments giving the effect of the transfer of shares of BHK, which BNA and BKT shareholders will receive as if the Reorganizations had taken place on February 28, 2014. The foregoing should not be relied upon to reflect the number of shares of BHK that actually will be received on or after such date.

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Operations for

BlackRock Income Opportunity Trust, Inc. (“BNA”),

BlackRock Income Trust, Inc. (“BKT”), and BlackRock Core Bond Trust (“BHK”)

For the Twelve Months Ended February 28, 2014 (Unaudited)

	BNA	BKT	BHK	Adjustments		Pro Forma Combined Fund (BNA and BKT into BHK)(1)
Investment Income
Interest	$27,120,693	$25,722,649	$27,493,723	$—		$80,337,065
Dividends - unaffiliated	278,687	—	276,380	—		555,067
Dividends - affiliated	1,788	7,212	1,886	—		10,886

Total income	27,401,168	25,729,861	27,771,989	—		80,903,018

Expenses
Investment advisory	2,345,210	3,071,611	3,131,493	474,320	(2)	9,022,634
Administration	390,869	708,833	—	(1,099,702	)(3)	—
Transfer agent	63,448	114,132	53,388	(55,512	)(4)	175,456
Officer and Trustees	45,763	58,589	44,669	—		149,021
Professional	83,998	86,991	103,691	(128,537	)(4)	146,143
Custodian	53,542	54,411	52,322	(31,267	)(4)	129,008
Accounting services	13,027	45,327	13,125	(2,193	)(4)	69,286
Printing	25,733	24,819	26,133	(15,739	)(4)	60,946
Registration	7,797	14,288	6,206	(3,824	)(4)	24,467
Miscellaneous	135,503	67,829	140,399	(163,455	)(4)	180,276

Total expenses excluding interest expense	3,164,890	4,246,830	3,571,426	(1,025,909)		9,957,237

Interest expense	443,624	373,308	440,479	—		1,257,411

Total expenses	3,608,514	4,620,138	4,011,905	(1,025,909)		11,214,648
Less fees waived by Manager	(3,132)	(10,487)	(174,052)	170,809	(5)	(16,862)

Total expenses after fees waived	3,605,382	4,609,651	3,837,853	(855,100)		11,197,786

Net investment income	23,795,786	21,120,210	23,934,136	855,100		69,705,232

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,728,342	(4,447,498)	3,362,905	—		2,643,749
Financial futures contracts	(3,577,845)	6,085,330	(3,223,490)	—		(716,005)
Foreign currency transactions	(328,160)	—	(295,512)	—		(623,672)
Borrowed bonds	—	(562,743)	—			(562,743)
Options written	(89,779)	—	(90,476)	—		(180,255)
Swaps	2,714,075	498,452	2,213,913	—		5,426,440

	2,446,633	1,573,541	1,967,340	—		5,987,514

Net change in unrealized appreciation/depreciation on:
Investments	(14,049,331)	(13,840,375)	(14,191,725)	—		(42,081,431)
Financial futures contracts	906,727	(133,370)	833,420	—		1,606,777
Foreign currency translations	(924,022)	—	(874,005)	—		(1,798,027)
Options written	(85,113)	—	(87,777)	—		(172,890)
Swaps	(1,480,105)	(360,337)	(1,033,299)	—		(2,873,741)
Borrowed bonds	—	77,515	—	—		77,515

	(15,631,844)	(14,256,567)	(15,353,386)	—		(45,241,797)

Total realized and unrealized gain	(13,185,211)	(12,683,026)	(13,386,046)	—		(39,254,283)

Net Increase in Net Assets Resulting from Operations	$10,610,575	$8,437,184	$10,548,090	$855,100		$30,450,949

(1)	This Pro Forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $141,000, $493,000 and $423,000 attributable to BNA, BKT and BHK, respectively.
(2)	In connection with the Reorganizations, the Investment Advisor is proposing to reduce the advisory fee payable by the Acquiring Fund (BHK) by 5 basis points, from 0.55% of average weekly managed assets to 0.50% of average weekly managed assets. This reduction in fees will not decrease or modify the nature or level of the services that the Investment Advisor will provide to the Acquiring Fund relative to what the Investment Advisor currently provides to the Acquiring Fund.
(3)	The Acquiring Fund does not have an administration agreement.
(4)	Reflects the estimated savings as a result of the Reorganizations due to fewer audits and consolidation of accounting, legal, printing and other services.
(5)	The Combined Fund will not be subject to the Acquiring Fund’s (BHK) 0.03% voluntary advisory fee waiver.

See Notes to Pro Forma Condensed Combined Financial Statements.

Notes to Pro Forma Condensed Combined Financial Statements

As of February 28, 2014 (Unaudited)

NOTE 1 — Basis of Combination:

The Board of Directors and Board of Trustees (the “Boards”), of BlackRock Income Opportunity Trust, Inc. (“BNA”), and BlackRock Income Trust, Inc. (“BKT” and together with BNA, each a “Target Fund” and, collectively the “Target Funds”) and BlackRock Core Bond Trust (“BHK” or the “Acquiring Fund” and together with the Target Funds, the “Fund” or the “Funds”) at a meeting held on June 5-6, 2014 approved two separate proposed tax-free reorganizations in which the Acquiring Fund will acquire substantially all of the assets of each Target Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of each Target Fund (the Reorganizations”). Following the Reorganizations, each Target Fund will terminate its registration under the Investment Company Act of 1940.

In each Reorganization, the outstanding common shares of each Target Fund will be exchanged for newly issued common shares of the Acquiring Fund, par value $0.001 per share (“Acquiring Fund Shares”). The aggregate net asset value (not the market value) of Acquiring Fund Shares received by the shareholders of the Target Fund in each Reorganization will equal the aggregate net asset value (not the market value) of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the direct costs of such Reorganization, as applicable (although shareholders may receive cash for their fractional common shares).

The Reorganizations will be accounted for as a tax-free merger of investment companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds at February 28, 2014. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended February 28, 2014. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). As of February 28, 2014, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of BHK. BlackRock Advisors, LLC intends to reposition the Combined Fund’s portfolio after the completion of the Reorganizations by selling a portion of the higher rated assets acquired from BKT that are generally lower yielding than the assets currently held by BHK and using the proceeds to purchase assets with risk/return profiles similar to those assets currently held by BHK and consistent with the Combined Fund’s investment objectives and investment policies (the “Repositioning”). The fiscal year end for BNA and BKT is August 31.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in their respective Statements of Additional Information. Such pro forma condensed combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganizations occurred on February 28, 2014. Following the Reorganizations, BHK will be the accounting survivor.

Regardless of whether the Reorganizations are completed, the costs associated with the proposed Reorganizations, including the costs associated with the stockholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate except that, BlackRock Advisors, LLC has agreed to pay $300,000 of BNA’s costs of the Reorganizations. The estimated expenses of the Reorganizations attributable to each Fund, which include the amount to be paid by BlackRock Advisors, LLC, are as follows:

Estimated Reorganization Expenses
BNA	BKT	BHK
$441,000	$493,000	$423,000

NOTE 2 — BHK Fund Valuation:

US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

NOTE 3 — Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of BHK that would have been issued at February 28, 2014 in connection with the proposed Reorganizations. The number of shares assumed to be issued is equal to the net asset value of the shares of BNA, BKT and BHK, as of February 28, 2014, divided by the net asset value per share of the shares of BHK as of February 28, 2014. The pro forma number of common shares outstanding for the combined Fund consists of the following at February 28, 2014:

Additional Common Shares Assumed Issued in Each Reorganization
Total Outstanding BHK Shares Pre-Combination	BNA	BKT	Total Outstanding BHK Shares Post-Combination
27,041,847	26,937,542	31,649,956	85,629,345

NOTE 4 — Pro Forma Operating Expenses:

The pro forma condensed combined statement of operations for the twelve-month period ending February 28, 2014, as adjusted, giving effect to the Reorganizations reflect changes in expenses of BHK as if the Reorganizations were consummated on March 1, 2013. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganizations, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5 — Federal Income Taxes:

The Acquiring Fund and each Target Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganizations are consummated, the Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, U.S. federal income taxes. In addition, the Target Funds will make any required ordinary income or capital gain distributions prior to the consummation of their respective Reorganization, in accordance with provisions of the Code relating to tax-free mergers of investment companies.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of each of the acquired Target Funds. Each Fund that undergoes an “ownership change” for U.S. federal income tax purposes will be subject to the tax loss limitation rules described below, and such limitations might be significant. If only one Reorganization is consummated, the Fund with the smaller NAV at the time of the Reorganization will undergo an ownership change and, depending on the circumstances, the other Fund may also undergo an ownership change. If both Reorganizations are consummated, it is expected that each Fund will undergo an ownership change. For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition. The Funds’ capital loss carryforwards as of the Closing Date are estimated to be approximately as follows (rounded to the nearest thousand and subject to change based on actual operating results after the date hereof):

	Capital Loss Amount
Expiration	BKT	BHK	BNA
8/31/2016	—	$1,056,000	$6,059,000
8/31/2017	—	$7,416,000	$10,965,000
No expiration date*	$17,041,000	—	—

	$17,041,000	$8,472,000	$17,024,000

* Must be used prior to losses subject to expiration.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of each of the Target Funds and shareholders of the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred, the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur), and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

NOTE 6 — Pro Forma Calculation:

The accompanying pro forma condensed combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

NOTE 7 — Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the pro forma condensed combined financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the pro forma condensed combined financial statements.

APPENDIX C

PROXY VOTING POLICIES – BLACKROCK U.S. REGISTERED FUNDS

I. INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third-parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II. Proxy Voting Policies

A. Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F. Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV. REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

APPENDIX D

GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS

In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the Joint Proxy Statement/Prospectus, the Acquiring Fund may engage in Strategic Transactions. The Acquiring Fund may engage in such activities in the Investment Advisor’s discretion, and may not necessarily be engaging in such activities when movements in interest rates and/or other factors occur that could affect the value of the assets of the Acquiring Fund occur. The Acquiring Fund’s ability to pursue certain of these strategies may be limited by applicable federal regulations. Certain Strategic Transactions may give rise to taxable income.

Put and Call Options on Securities and Indices

The Acquiring Fund may purchase and sell put and call options on securities and indices. The Acquiring Fund may also purchase and sell options on indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. A put option gives the purchaser of the option the right to sell and the seller the obligation to buy the underlying security or index at the exercise price during the option period or for a specified period prior to or on the expiration date. The purchase of a put option on a security could protect the Acquiring Fund’s holdings in such security or against a substantial decline in the market value of such security. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior or on the expiration date. The purchase of a call option on a security could protect the Acquiring Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Acquiring Fund will experience a loss in the amount of the option premium plus any commissions paid by the Acquiring Fund. When the Acquiring Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Acquiring Fund receives for selling the option will serve as a partial and limited (to the dollar amount of the premium) hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Acquiring Fund is authorized to purchase and sell exchange-listed options and over-the-counter options (“OTC Options”) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options.

The Acquiring Fund’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Acquiring Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Acquiring Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Acquiring Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Acquiring Fund will engage in transactions in OTC Options only with banks or dealers the Investment Advisor believes to be creditworthy at the time they enter into such transactions. The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

Characteristics. The Acquiring Fund may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Acquiring Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements. At the time a futures contract is purchased or sold, the Acquiring Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Acquiring Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Acquiring Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC Options on securities, indices and futures contracts sold by the Acquiring Fund are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Acquiring Fund does not hold the security or futures contract underlying the instrument, the Acquiring Fund will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid assets in an amount at least equal to the Acquiring Fund’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Acquiring Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Strategic Transactions Present Certain Risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Acquiring Fund’s position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Acquiring Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Acquiring Fund to successfully utilize Strategic Transactions will depend on the Investment Advisor’s ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Acquiring Fund has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

APPENDIX E

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation; and

•

protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated “CC” is currently highly vulnerable to nonpayment.

C	A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated “B-2” is regarded as having significant speculative characteristics and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated “B-3” is regarded as having significant speculative characteristics and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i	This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p	This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi	Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim	Preliminary ratings, with the “prelim” qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with S&P policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

uns(…)	Unsolicited ratings are those credit ratings assigned at the initiative of S&P and not at the request of the issuer or its agents.

Municipal Short-Term Note Ratings Definitions

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Other Ratings Symbols

e	Expected ratings. To address market demand for timely information on particular types of credit ratings, Moody’s has licensed to certain third parties the right to generate “Expected Ratings.” Expected Ratings are designated by an “e” after the rating code, and are intended to anticipate Moody’s forthcoming rating assignments based on reliable information from third-party sources (such as the issuer or underwriter associated with the particular securities) or established Moody’s rating practices (i.e., medium term notes are typically, but not always, assigned the same rating as the note’s program rating). Expected Ratings will exist only until Moody’s confirms the Expected Rating, or issues a different rating for the relevant instrument. Moody’s encourages market participants to contact Moody’s Ratings Desk or visit www.moodys.com if they have questions regarding Expected Ratings, or wish Moody’s to confirm an Expected Rating.

(P)	Provisional Ratings. As a service to the market and at the request of an issuer, Moody’s will often assign a provisional rating when the assignment of a final rating is subject to the fulfillment of contingencies but it is highly likely that the rating will become definitive after all documents are received or an obligation is issued into the market. A provisional rating is denoted by placing a (P) in front of the rating. Such ratings are typically assigned to shelf registrations under SEC rule 415 or transaction-based structures that require investor education. When a transaction uses a well-established structure and the transaction’s structure and terms are not expected to change prior to sale in a manner that would affect the rating, a definitive rating may be assigned directly.

#	Refundeds. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, (e.g. #Aaa).

WR	Withdrawn. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody’s Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

NR	Not Rated. NR is assigned to an unrated issuer, obligation and/or program.

NAV	Not Available. An issue that Moody’s has not yet rated is denoted by the NAV symbol.

TWR	Terminated Without Rating. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

PART C: OTHER INFORMATION

ITEM 15.    Indemnification

Article V of the Registrant’s Agreement and Declaration of Trust, a copy of which was filed as an exhibit to the Registrant’s N-2 on October 18, 2001, and Article IV of the Registrant’s Amended and Restated Bylaws, a copy of which was filed as an exhibit to the Registrant’s 8-K filed on October 29, 2010, provides for indemnification, as set forth below:

Article V of the Registrant’s Agreement and Declaration of Trust provides as follows:

5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those

Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Article IV of the Registrant’s Amended and Restated Bylaws provides as follows:

Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 2. Mandatory Indemnification.

(a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under the Charter. In addition, the Fund may provide greater but not lesser rights to indemnification pursuant to a contract approved by at least a majority of Directors between the Fund and any Indeminitee. Notwithstanding the foregoing, no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). Furthermore, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification.

(b) Notwithstanding the foregoing, unless otherwise provided in the Charter or in any agreement relating to indemnification between an Indemnitee and the Fund, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c) Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(d) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 3. Good Faith Defined; Reliance on Experts. For purposes of any determination under this Article IV, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in the best interests of the Fund, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Fund, or on information supplied to such person by the officers of the Fund in the course of their duties, or on the advice of legal counsel for the Fund or on information or records given or reports made to the

Fund by an independent certified public accountant or by an appraiser or other expert or agent selected with reasonable care by the Fund. The provisions of this Article IV Section 3 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in this Article IV. Each Director and officer or employee of the Fund shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel selected by the Board of Directors or a committee of the Directors, or upon reports made to the Fund by any of the Fund’s officers or employees or by any advisor, administrator, manager, distributor, dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Board of Directors or a committee of the Directors, officers or employees of the Fund, regardless of whether such counsel or expert may also be a Director.

Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 6. Subrogation. In the event of payment by the Fund to an Indemnitee under the Charter or these Bylaws, the Fund shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute such documents and do such acts as the Fund may reasonably request to secure such rights and to enable the Fund effectively to bring suit to enforce such rights.

The Registrant has also entered into an agreement with trustees and officers of the Registrant entitled to indemnification under the Agreement and Declaration of Trust of the Registrant pursuant to which the Registrant has agreed to advance expenses and costs incurred by the indemnitee in connection with any matter in respect of which indemnification might be sought pursuant to the Agreement and Declaration of Trust of the Registrant to the maximum extent permitted by law.

Reference is also made to Sections 10 and 11 of the Registrant’s Investment Management Agreement.

Additionally, the Registrant and the other funds in the BlackRock Closed-End Fund Complex jointly maintain, at their own expense, E&O/D&O insurance policies for the benefit of its Trustees, officers and certain affiliated persons. The Registrant pays a pro rata portion of the premium on such insurance policies.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16.    Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

Exhibit No.	Description of Exhibit

(1)(a)	Agreement and Declaration of Trust (a)

(b)	Certificate Evidencing Amendment to the Agreement and Declaration of Trust*

(2)	Amended and Restated Bylaws of the Registrant, dated October 28, 2010 (b)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization (c)

(5)(a)	Portions of the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated Bylaws of the Registrant defining the Rights of Shareholders*

(b)	Form of Specimen Certificate for Common Shares of Beneficial Interest of the Registrant (d)

(6)	Investment Management Agreement by and between the Registrant and BlackRock Advisors, LLC*

(7)	Not applicable.

(8)	Second Amended and Restated Deferred Compensation Plan*

(9)	Custodian Agreement between the Registrant and State Street Bank and Trust Company*

(10)	Not applicable.

(11)	Opinion and Consent of Special Counsel for the Registrant**

(12)	Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP***

(13)(a)	Transfer Agency and Service Agreement between the Registrant and Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc.*

(b)	Administrative Services Agreement between the Registrant and State Street *

(c)	Form of Second Amended and Restated Securities Lending Agency Agreement*

(14)	Consent of independent registered public accounting firm**

(15)	Not applicable

(16)	Power of Attorney, dated June 6, 2014*

(17)	Form of Proxy Cards for the Funds*

*	Filed as an exhibit to the Registrant’s Registration Statement on Form N-14, filed on June 18, 2014.
**	Filed herewith.
***	To be filed by post-effective amendment.
(a)	Filed as exhibit (a) to the Registrant’s Registration Statement filed with the Securities and Exchange Commission on Form N-2 October 18, 2001.
(b)	Filed as exhibit 3.1 to the Registrant’s Form 8-K filed on October 29, 2010.

(c)	Included in the Statement of Additional Information as Appendix A.
(d)	Filed as exhibit (d) to the Pre-effective amendment No. 2 to the Registration Statement on November 27, 2001.

ITEM 17.    Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable Exchange registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganizations within a reasonably prompt time after receipt of such opinions.

(4) The undersigned Registrant agrees to file, by post-effective amendment, no later than the closing date of the Reorganizations, opinions of counsel regarding the legality of the securities being offered pursuant to this Registration Statement that are not qualified by the assumption that the required shareholder approval for the issuance of such securities will be obtained.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 11th day of August, 2014.

BLACKROCK CORE BOND TRUST

BY:	/s/ John M. Perlowski
Name:	John M. Perlowski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the 11th day of August, 2014.

Signature	Title

/s/ John M. Perlowski John M. Perlowski	President and Chief Executive Officer

/s/ Neal J. Andrews	Chief Financial Officer

Neal J. Andrews

*	Trustee

Michael J. Castellano

*	Trustee

Richard E. Cavanagh

*	Trustee

Frank J. Fabozzi

*	Trustee

Kathleen F. Feldstein

*	Trustee

James T. Flynn

*	Trustee

Jerrold B. Harris

*	Trustee

R. Glenn Hubbard

*	Trustee

W. Carl Kester

*	Trustee

Karen P. Robards

*	Trustee

Paul L. Audet

Signature	Title

*	Trustee

Henry Gabbay

*By:	John M. Perlowski
John M. Perlowski
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

(11)	Opinion and Consent of Special Counsel for the Registrant

(14)	Consent of independent registered accounting firm